  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 23, 1997.

                                            1933 ACT REGISTRATION NO. 333-16615
                                            1940 ACT REGISTRATION NO. 811-07751
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ---------------

                                   FORM N-1A

      REGISTRATION STATEMENT UNDER THE
       SECURITIES ACT OF 1933            [_]
      Pre-Effective Amendment No.        [_]
      Post-Effective Amendment No. 1     [X]

                                    and/or

      REGISTRATION STATEMENT UNDER THE
       INVESTMENT COMPANY ACT OF 1940    [_]
      Amendment No. 1                    [X]

                       (Check appropriate box or boxes)

                               ---------------

                      NUVEEN FLAGSHIP MULTISTATE TRUST IV
              (Exact name of Registrant as Specified in Charter)

    333 West Wacker Drive, Chicago,                     60606
               Illinois
    (Address of Principal Executive                  (Zip Code)
                Office)

      Registrant's Telephone Number, including Area Code: (312) 917-7700

   Gifford R. Zimmerman, Esq.--Vice                With a copy to:
   Presidentand Assistant Secretary
         333 West Wacker Drive                  Thomas S. Harman
                                           Fried, Frank, Harris, Shriver &
        Chicago, Illinois 60606                       Jacobson
    (Name and Address of Agent for           1001 Pennsylvania Ave., NW
               Service)                               Suite 800
                                               Washington, D.C. 20004

[_]

  Immediately upon filing pursuant         [_]
  to paragraph (b)
                                               on (date) pursuant to paragraph
                                               (a)(1)

                                             [_]
[X]

  on September 26, 1997 pursuant to
  paragraph (b)                                75 days after filing pursuant
                                               to paragraph (a)(2)

                                           [_]

                                               on (date) pursuant to paragraph
                                               (a)(2) of Rule 485.

[_]

  60 days after filing pursuant to
  paragraph (a)(1)

If appropriate, check the following box:

[_]

  This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.

PURSUANT TO RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES (DESIGNATED AS CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES) OF THE FOLLOWING SERIES: NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND; NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND; NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND; NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND; NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND; NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND; AND AN INDEFINITE NUMBER OF SHARES (DESIGNATED AS CLASS A SHARES, CLASS C SHARES AND CLASS R SHARES) OF THE FOLLOWING SERIES:
NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND. A RULE 24F-2 NOTICE FOR THE REGISTRANT'S FISCAL YEAR ENDED MAY 31, 1997 WAS FILED ON OR ABOUT JULY 30, 1997.

              CALCULATION OF REGISTRATION FEE FOR SHARES OF

                        KANSAS MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                          PROPOSED       PROPOSED
                                          MAXIMUM        MAXIMUM      AMOUNT OF
  TITLE OF SECURITIES     AMOUNT BEING OFFERING PRICE   AGGREGATE    REGISTRATION
    BEING REGISTERED       REGISTERED     PER UNIT    OFFERING PRICE     FEE*
---------------------------------------------------------------------------------
Shares of Beneficial In-
 terest, $.01 par value.    335,755        $10.75           $0            $0

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*Registrant has elected to calculate its filing fee in the manner described in Rule 24e-2 under the Investment Company Act of 1940. The total amount of secu-rities redeemed during the previous fiscal year was $16,105,371. The total amount of redeemed securities used for reduction pursuant to Rule 24f-2(c) was $12,496,010. The amount of redeemed securities being used for reduction of the registration fee in this Amendment is $3,609,361.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                               FILE NO. 333-16615

                                      AND

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                               FILE NO. 811-07751

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Cross-Reference Sheet

                 Part A-The Prospectus

                 Part B-The Statement of Additional Information

                 Copy of Annual Reports to Shareholders (the financial
                  statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                      NUVEEN FLAGSHIP MULTISTATE TRUST IV

                                ----------------

                             CROSS REFERENCE SHEET

                               PART A--PROSPECTUS

  ITEM IN PART A
  OF FORM N-1A                                    PROSPECTUS LOCATION
  ------------                                    -------------------
 1 Cover Page                         Cover Page
 2 Synopsis                           Expense Information
 3 Condensed Financial Information    Financial Highlights
 4 General Description of Registrant  Fund Strategies
 5 Management of the Fund             General Information
 5A Management's Discussion of Fund   Incorporated by Reference to Annual and
    Performance                       Semi-Annual Reports to Shareholders; Taxes
                                      and Tax Reporting
 6 Capital Stock and Other            How to Select a Purchase Option; Taxes and
   Securities                         Tax Reporting
 7 Purchase of Securities Being       Investing in the Funds
   Offered
 8 Redemption or Repurchase           How to Sell Fund Shares
 9 Pending Legal Proceedings          Not Applicable

                  PART B--STATEMENT OF ADDITIONAL INFORMATION

  ITEM IN PART A                                LOCATION IN STATEMENT
  OF FORM N-1A                                OF ADDITIONAL INFORMATION
  ----------                                  -------------------------
10 Cover Page                        Cover Page
11 Table of Contents                 Cover Page
12 General Information and History   Not Applicable
13 Investment Objectives and         Investment Policies and Investment
   Policies                          Portfolio
14 Management of the Fund            Management
15 Control Persons and Principal     Management
   Holders of Securities
16 Investment Advisory and Other     Investment Adviser and Investment
   Services                          Management Agreement; Portfolio
                                     Transactions Distribution and Service Plan;
                                     Independent Public Accountants and
                                     Custodian
17 Brokerage Allocation and Other    Portfolio Transactions
   Practices
18 Capital Stock and Other           See "How to Select a Purchase Option" and
   Securities                        "Taxes and Tax Reporting" in the Prospectus
19 Purchase, Redemption and Pricing  Additional Information on the Purchase and
   of Securities                     Redemption of Fund Shares; Net Asset Value
20 Tax Status                        Tax Matters
21 Underwriters                      Additional Information on the Purchase and
                                     Redemption of Fund Shares; See "Investing
                                     in the Funds" and "Fund Service Providers"
                                     in the Prospectus
22 Calculation of Performance Data   Performance Information
23 Financial Statements              Incorporated by Reference to Annual and
                                     Semi-Annual Reports to Shareholders

                               PART A--PROSPECTUS

                      NUVEEN FLAGSHIP MULTISTATE TRUST IV

                             333 West Wacker Drive

                            Chicago, Illinois 60606

NUVEEN

Municipal
Bond Funds

September 26, 1997

Prospectus                                      [PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.




Kansas
Kentucky
Michigan
Missouri
Ohio
Wisconsin

Investing in Nuveen Mutual Funds


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value-investing -- purchasing quality securities that represent good relative value -- is the cornerstone of Nuveen's investment philosophy. It is a disciplined, long-term strategy that offers the potential for above average returns over time with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

                    Nuveen Flagship Kansas Municipal Bond Fund
                    Nuveen Flagship Kentucky Municipal Bond Fund
                    Nuveen Flagship Kentucky Limited Term Municipal Bond Fund Nuveen Flagship Michigan Municipal Bond Fund
                    Nuveen Flagship Missouri Municipal Bond Fund
                    Nuveen Flagship Ohio Municipal Bond Fund
                    Nuveen Flagship Wisconsin Municipal Bond Fund

                    SEPTEMBER 26, 1997

                    PROSPECTUS

                    OVERVIEW

                    The funds listed above are part of the Nuveen Flagship Multistate Trust IV, an open-end investment company. Each fund seeks to provide high tax-free income and preservation of capital through investments in diver-sified portfolios of quality municipal bonds.

                    Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

                    This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this pro-spectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

                    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUD-ING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVEST-ED.

                    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EX-CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                     CONTENTS

                     1  OVERVIEW                                   DIVIDENDS AND TAXES
                     2  FUND SUMMARIES AND                      22 How the Funds Pay Dividends
                        FINANCIAL HIGHLIGHTS                    22 Taxes and Tax Reporting
                        FUND STRATEGIES                         23 Taxable Equivalent Yields
                     16 Investment Objective                       GENERAL INFORMATION
                     16 How the Funds Select Investments        23 How to Contact Nuveen
                     17 Risk Reduction Strategies               23 Fund Service Providers
                        INVESTING IN THE FUNDS                  24 How the Funds Report Performance
                     18 How to Buy Fund Shares                  24 How Fund Shares are Priced
                     18 How to Select a Purchase Option         24 Organization
                     19 How to Sell Fund Shares                    APPENDIX
                     20 Exchanging Shares                       25 Special State Considerations
                     21 Optional Features and Services

                                      ---
                                       1

NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

                  PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: January 9, 1992

NET ASSETS: $96.6 million
TOTAL RETURN (ANNUALIZED)

-----------------------------------------------------------------------------------------------

                CLASS A           CLASS A
                (OFFER PRICE)     (NAV)           CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 Year            4.62%             9.21%             7.93%             8.98%             9.58%
5 Years           6.06%             6.98%             6.26%             6.64%             7.05%
Inception         6.06%             6.91%             6.20%             6.57%             6.98%

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance since class inception (see "Fi-nancial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.


MATURITY (YEARS)
                          [BAR CHART APPEARS HERE]

Average Maturity                     21.1
Average Modified Duration             8.8

CREDIT QUALITY

                           [PIE CHART APPEARS HERE]

                           BBB/NR                 5%
                           A                     17%
                           AA                    23%
                           AAA/Pre-refunded      55%


INDUSTRY DIVERSIFICATION (TOP 6)

                           [PIE CHART APPEARS HERE]

                           Hospitals             22%
                           Housing Facilities    21%
                           Escrowed Bonds         9%
                           Tax Revenue           15%
                           Other                 22%
                           Utilities             11%


                    EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A   CLASS B   CLASS C   CLASS R
---------------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)         -         -         -
Sales Charge on Reinvested Dividends                    -         -         -         -
Contingent Deferred Sales Charge (CDSC) on
Redemptions                                         - (1)     5%(2)     1%(3)         -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                       CLASS A              CLASS B              CLASS C              CLASS R
----------------------------------------------------------------------------------------------
Management Fees          0.55%                0.55%                0.55%                0.55%
12b-1 Fees               0.20%                0.95%                0.75%                    -
Other Expenses           0.15%                0.15%                0.15%                0.15%
----------------------------------------------------------------------------------------------
 Total (Gross)           0.90%                1.65%                1.45%                0.70%
Waivers/
Reimbursements          (0.18%)              (0.18%)              (0.18%)              (0.18%)
----------------------------------------------------------------------------------------------
 Total (Net)             0.72%                1.47%                1.27%                0.52%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $49                   $55                   $13                    $5
3 Years                    $64                   $78                   $40                   $17
5 Years                    $80                   $92                   $70                   $29
10 Years                  $128                  $155                  $153                   $65

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. For a free copy of the fund's latest annual and/or semi-annual re-ports, write to Nuveen or call (800) 621-7227.

                          OPERATING PERFORMANCE     LESS DISTRIBUTIONS
CLASS (INCEPTION DATE)    ---------------------- -------------------------
                                             NET
                                        REALIZED
KANSAS++              NET                    AND  DIVIDENDS                       NET    TOTAL
                    ASSET             UNREALIZED  FROM TAX-                     ASSET   RETURN
                    VALUE        NET GAIN (LOSS) EXEMPT NET  DISTRIBUTIONS      VALUE   ON NET
YEAR ENDING     BEGINNING INVESTMENT        FROM INVESTMENT   FROM CAPITAL     END OF    ASSET
MAY 31,         OF PERIOD  INCOME(B) INVESTMENTS     INCOME          GAINS     PERIOD VALUE(A)
-----------------------------------------------------------------------------------------------
CLASS A (1/92)
 1997              $ 9.83       $.53      $ .36       $(.53)          $ -      $10.19     9.21%
 1996               10.01        .54       (.18)       (.54)            -        9.83     3.63
 1995                9.83        .55        .18        (.55)            -       10.01     7.80
 1994               10.38        .56       (.47)       (.57)          (.07)+++   9.83      .62
 1993                9.65        .58        .73        (.58)            -       10.38    14.15
 1992(c)             9.58        .19        .07        (.19)            -        9.65     5.95+
CLASS B (2/97)
 1997(C)            10.23        .13       (.12)       (.11)            -       10.13      .13
CLASS C (2/97)
 1997(C)            10.18        .15        .04        (.16)            -       10.21     1.85
CLASS R (2/97)
 1997(C)            10.20        .18       (.02)       (.14)            -       10.22     1.55
                             RATIOS/SUPPLEMENTAL DATA
CLASS (INCEPTION------------------------------------------------------------------------------
DATE)                                           RATIO
                                               OF NET
                                 RATIO OF  INVESTMENT
                                 EXPENSES   INCOME TO
KANSAS++                       TO AVERAGE     AVERAGE
                               NET ASSETS  NET ASSETS
                    NET ASSETS      AFTER       AFTER  PORTFOLIO
YEAR ENDING      END OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
MAY 31,         (IN THOUSANDS)    MENT(B)     MENT(B)       RATE
----------------------------------------------------------------------------------------------
CLASS A (1/92)
 1997                  $95,891        .68%       5.24%        40%
 1996                   96,694        .57        5.31         55
 1995                   83,683        .54        5.67         72
 1994                   80,060         26        5.37         93
 1993                   62,585        .11        5.74         56
 1992(c)                 9,552        .40+       5.11+        59
CLASS B (2/97)
 1997(C)                   605       1.27+       4.62+        40
CLASS C (2/97)
 1997(C)                    91       1.09+       4.85+        40
CLASS R (2/97)
 1997(C)                    -          -         6.61+        40
----------------------------------------------------------------------------------------------

+   Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Kansas.

+++ The amount shown includes a distribution in excess of capital gains of $.05 per share.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor, Flagship Financial.

(c) From commencement of class operations as noted.

NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A Shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permit-ted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each stated period, your expenses might be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $15 for the one year period, $46 for the three year period, $80 for the five year period, and $155 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

                   PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: May 4, 1987

NET ASSETS: $456.3 million

TOTAL RETURN (ANNUALIZED)

----------------------------------------------------------------------------------------------
               CLASS A
                (OFFER           CLASS A
                PRICE)              (NAV)          CLASS B           CLASS C           CLASS R
----------------------------------------------------------------------------------------------
1 Year           3.34%             7.87%             7.30%             7.29%             7.75%
5 Years          6.15%             7.06%             6.48%             6.46%             7.04%
10 Years         7.86%             8.33%             7.85%             7.73%             8.31%

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class A performance for peri-ods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your re-turns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                           [BAR CHART APPEARS HERE]
MATURITY (YEARS)

                        Average Maturity          20.6
                        Average Modified Duration  7.8

                           [PIE CHART APPEARS HERE]
CREDIT QUALITY

                        AAA/Pre-refunded            48%
                        AA                          10%
                        A                           26%
                        BBB/NR                      16%

                           [PIE CHART APPEARS HERE]

INDUSTRY DIVERSIFICATION (TOP 6)

                        Health Care Facilities      20%
                        Other                       22%
                        Water & Sewer                8%
                        Pollution Control           21%
                        Escrowed Bonds               7%
                        Municipal Appropriations    22%


                     EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                         CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------------------------------
Sales Charge on Purchases                               4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                           -       -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions     - (1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
----------------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                       CLASS A              CLASS B              CLASS C              CLASS R
----------------------------------------------------------------------------------------------
Management Fees          0.54%                0.54%                0.54%                0.54%
12b-1 Fees               0.20%                0.95%                0.75%                    -
Other Expenses           0.10%                0.10%                0.10%                0.10%
----------------------------------------------------------------------------------------------
 Total (Gross)           0.84%                1.59%                1.39%                0.64%
Waivers/
Reimbursements          (0.13%)              (0.13%)              (0.13%)              (0.13%)
----------------------------------------------------------------------------------------------
 Total (Gross)           0.71%                1.46%                1.26%                0.51%

SUMMARY OF SHAREHOLDER EXPENSES (5)
----------------------------------------------------------------------------------------------

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $49                   $54                   $13                    $5
3 Years                    $64                   $78                   $40                   $16
5 Years                    $80                   $91                   $69                   $29
10 Years                  $127                  $154                  $152                   $64

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. For a free copy of the fund's latest annual and/or semi-annual re-ports, write to Nuveen or call (800) 621-7227.

                           OPERATING PERFORMANCE     LESS DISTRIBUTIONS
CLASS (INCEPTION DATE)     ---------------------- ------------------------
                                              NET
                                         REALIZED
                       NET                    AND  DIVIDENDS                   NET    TOTAL
KENTUCKY++           ASSET             UNREALIZED  FROM TAX-                 ASSET   RETURN
                     VALUE        NET GAIN (LOSS) EXEMPT NET DISTRIBUTIONS   VALUE   ON NET
YEAR ENDING      BEGINNING INVESTMENT        FROM INVESTMENT  FROM CAPITAL  END OF    ASSET
MAY 31,          OF PERIOD  INCOME(B) INVESTMENTS     INCOME         GAINS  PERIOD VALUE(A)
---------------------------------------------------------------------------------------------
CLASS A (5/87)
1997                $10.82       $.60      $ .24      $(.60)         $(.01) $11.05     7.87%
1996                 10.99        .61       (.17)      (.61)            -    10.82     4.04
1995                 10.65        .61        .35       (.62)            -    10.99     9.42
1994                 11.06        .62       (.40)      (.63)            -    10.65     1.90
1993                 10.45        .64        .62       (.65)            -    11.06    12.41
1992                 10.19        .66        .27       (.66)          (.01)  10.45     9.46
1991                  9.87        .66        .32       (.66)            -    10.19    10.37
1990                  9.97        .66       (.05)      (.66)          (.05)   9.87     6.92
1989                  9.38        .67        .60       (.67)          (.01)   9.97    14.31
1988                  9.37        .66        .02       (.67)            -     9.38     7.79
CLASS B (2/97)
1997(c)              11.07        .17       (.01)      (.17)            -    11.06     1.47
CLASS C (10/93)
1997                 10.81        .54        .24       (.54)          (.01)  11.04     7.29
1996                 10.99        .54       (.17)      (.55)            -    10.81     3.38
1995                 10.65        .55        .35       (.56)            -    10.99     8.82
1994(c)              11.46        .36       (.81)      (.36)            -    10.65    (5.88)+
CLASS R (2/97)
1997(c)              11.08        .20       (.04)      (.21)            -    11.03     1.42

CLASS (INCEPTION                RATIOS/SUPPLEMENTAL DATA
 DATE)           --------------------------------------------------------------------------
                                                  RATIO OF NET
                                    RATIO OF        INVESTMENT
KENTUCKY++       NET ASSETS      EXPENSES TO         INCOME TO
                     END OF      AVERAGE NET       AVERAGE NET  PORTFOLIO
YEAR ENDING      PERIOD (IN     ASSETS AFTER      ASSETS AFTER   TURNOVER
MAY 31,          THOUSANDS) REIMBURSEMENT(B)  REIMBURSEMENT(B)       RATE
-------------------------------------------------------------------------------------------
CLASS A (5/87)
1997               $430,803              .75%             5.44%        13%
1996                410,808              .71              5.50         17
1995                394,457              .68              5.85         28
1994                369,495              .58              5.60         12
1993                309,223              .61              5.96         15
1992                207,395              .62              6.39          5
1991                142,449              .72              6.65         23
1990                111,234              .75              6.63         57
1989                 72,059              .67              6.94         32
1988                 40,945              .51              7.09         36
CLASS B (2/97)
1997(c)                 544             1.39+             4.76+        13
CLASS C (10/93)
1997                 24,468             1.29              4.89         13
1996                 20,647             1.27              4.93         17
1995                 15,831             1.23              5.27         28
1994(c)              11,172             1.08+             4.96+        12
CLASS R (2/97)
1997(c)                 455              .49+             5.77+        13
-------------------------------------------------------------------------------------------

+   Annualized.
++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Kentucky.
(a) Total returns are calculated on net asset value without any sales charge.
(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor, Flagship Financial.
(c) From commencement of class operations as noted.

NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permit-ted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $15 for the one year period, $46 for the three year period, $80 for the five year period, and $154 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

                  PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION:
     September 14, 1995
NET ASSETS:

     $11.0 million

TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------------
                   CLASS A
                    (OFFER                 CLASS A
                    PRICE)                    (NAV)                CLASS C                 CLASS R
--------------------------------------------------------------------------------------------------
1 Year              3.31%                   5.96%                   5.64%                   6.02%
Inception           4.22%                   5.77%                   5.45%                   5.80%

Classes A and C total returns reflect actual performance for all periods;
Class R total returns reflect actual performance since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.
MATURITY (YEARS)

                           [BAR CHART APPEARS HERE]

Average Maturity             6.0
Average Modified Duration    4.3

CREDIT QUALITY

                          [PIE CHART APPEARS HERE]

                                  BBB/NR  13%
                                  A       28%
                                  AA      20%
                                  AAA     39%

INDUSTRY DIVERSIFICATION (TOP 6)

                           [PIE CHART APPEARS HERE]

                      Housing Facilities         13%
                      Municipal Appropriations   32%
                      Other                      18%
                      Pollution Control           9%
                      Education                  10%
                      Hospitals                  18%


                    EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                         CLASS A CLASS C CLASS R
--------------------------------------------------------------------------------
Sales Charge on Purchases                               2.50%(1)       -       -
Sales Charge on Reinvested Dividends                           -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions      -(1)   1%(2)       -

OVERVIEW OF FUND OPERATING EXPENSES (3)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                 CLASS A  CLASS C  CLASS R
-------------------------------------------
Management Fees    0.45%    0.45%    0.45%
12b-1 Fees         0.20%    0.55%        -
Other Expenses     0.73%    0.73%    0.73%
-------------------------------------------
 Total (Gross)     1.38%    1.73%    1.18%
Waivers/
Reimbursements    (0.73%)  (0.73%)  (0.73%)
-------------------------------------------
 Total (Net)       0.65%    1.00%    0.45%

SUMMARY OF SHAREHOLDER EXPENSES (4)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD              CLASS A                         CLASS C                         CLASS R
---------------------------------------------------------------------------------------------------
1 Year                         $ 31                            $ 10                             $ 5
3 Years                        $ 45                            $ 32                             $14
5 Years                        $ 60                            $ 55                             $25
10 Years                       $104                            $122                             $57

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. For a free copy of the fund's latest annual and/or semi-annual re-ports, write to Nuveen or call (800) 621-7227.

                                   OPERATING PERFORMANCE      LESS DISTRIBUTIONS
CLASS (INCEPTION DATE)            -----------------------  -------------------------
KENTUCKY                                              NET
LIMITED TERM++                NET            REALIZED AND   DIVIDENDS                   NET    TOTAL
                            ASSET              UNREALIZED   FROM TAX-                 ASSET   RETURN
                            VALUE        NET  GAIN (LOSS)  EXEMPT NET  DISTRIBUTIONS  VALUE   OF NET
YEAR ENDING             BEGINNING INVESTMENT         FROM  INVESTMENT   FROM CAPITAL END OF    ASSET
MAY 31,                 OF PERIOD  INCOME(B)  INVESTMENTS      INCOME          GAINS PERIOD VALUE(A)
-----------------------------------------------------------------------------------------------------
CLASS A (9/95)
 1997                       $9.79       $.45        $ .12       $(.44)           $ -  $9.92     5.96%
 1996(c)                     9.75        .31          .04        (.31)             -   9.79     5.45+
CLASS C (9/95)
 1997                        9.79        .41          .13        (.41)             -   9.92     5.64
 1996(c)                     9.75        .29          .04        (.29)             -   9.79     5.12+
CLASS R (2/97)
 1997(c)                     9.98        .15         (.10)       (.11)             -   9.92      .56
-----------------------------------------------------------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA
CLASS (INCEPTION DATE)  -------------------------------------------------
                                                        RATIO
                                                       OF NET
                                         RATIO OF  INVESTMENT
KENTUCKY                                 EXPENSES   INCOME TO
LIMITED TERM++                         TO AVERAGE     AVERAGE
                                       NET ASSETS  NET ASSETS
                            NET ASSETS      AFTER       AFTER  PORTFOLIO
YEAR ENDING              END OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
MAY 31,                 (IN THOUSANDS)    MENT(B)     MENT(B)       RATE
-----------------------------------------------------------------------------------------------------
CLASS A (9/95)
 1997                           $8,870        .53%       4.52%        56%
 1996(c)                         8,389        .37+       4.37+        48
CLASS C (9/95)
 1997                            2,144        .84        4.19         56
 1996(c)                         1,767        .64+       4.12+        48
CLASS R (2/97)
 1997(c)                             -          -        5.73+        56
-----------------------------------------------------------------------------------------------------

+   Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Kentucky Limited Term.

(a) Total returns are calculated on net asset value and without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor, Flagship Financial.

(c) From commencement of class operations as noted.

NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) Imposed only on redemptions within 12 months of purchase.

(3) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class C shares may pay more in dis-tribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.
(4) The expenses shown assume that you redeem your shares at the end of each holding period. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This exam-ple does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

                  PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: June 27, 1985

NET ASSETS: $327.3 million

TOTAL RETURN (ANNUALIZED)

----------------------------------------------------------------------------------------------
               CLASS A
                (OFFER           CLASS A
                PRICE)              (NAV)          CLASS B           CLASS C           CLASS R
----------------------------------------------------------------------------------------------
1 Year           3.87%             8.42%             7.94%             7.84%             8.49%
5 Years          5.97%             6.88%             6.32%             6.20%             6.89%
10 Years         7.63%             8.10%             7.63%             7.46%             8.10%
----------------------------------------------------------------------------------------------

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class A performance for peri-ods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes. Class B total returns as-sume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Share-holder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)


LOGO

CREDIT QUALITY


                                     LOGO

INDUSTRY DIVERSIFICATION (TOP 6)


                                     LOGO

                    EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                         CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------------------------------
Sales Charge on Purchases                               4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                           -       -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions      -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                         CLASS A               CLASS B               CLASS C               CLASS R
--------------------------------------------------------------------------------------------------
 Management Fees           0.54%                 0.54%                 0.54%                 0.54%
 12b-1 Fees                0.20%                 0.95%                 0.75%                     -
 Other Expenses            0.11%                 0.11%                 0.11%                 0.11%
--------------------------------------------------------------------------------------------------
 Total (Gross)             0.85%                 1.60%                 1.40%                 0.65%
 Waivers/
 Reimbursements                -                     -                     -                     -
--------------------------------------------------------------------------------------------------
 Total (Net)               0.85%                 1.60%                 1.40%                 0.65%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $50                   $56                   $14                    $7
3 Years                    $68                   $82                   $44                   $21
5 Years                    $87                   $99                   $77                   $36
10 Years                  $142                  $170                  $168                   $81

                                      ---

                           FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. For a free copy of the fund's latest annual and/or semi-annual re-ports, write to Nuveen or call (800) 621-7227.

                          OPERATING PERFORMANCE      LESS DISTRIBUTIONS
CLASS (INCEPTION DATE)    ----------------------  -------------------------
                                             NET
                                        REALIZED
MICHIGAN++            NET                    AND   DIVIDENDS                                 TOTAL
                    ASSET             UNREALIZED   FROM TAX-                                RETURN
                    VALUE        NET GAIN (LOSS)  EXEMPT NET  DISTRIBUTIONS     NET ASSET   ON NET
YEAR ENDING     BEGINNING INVESTMENT        FROM  INVESTMENT   FROM CAPITAL     VALUE END    ASSET
MAY 31,         OF PERIOD  INCOME(B) INVESTMENTS      INCOME          GAINS     OF PERIOD VALUE(A)
---------------------------------------------------------------------------------------------------
CLASS A (6/85)
1997               $11.37       $.62       $ .31       $(.61)         $(.01)       $11.68     8.42%
1996                11.59        .63        (.22)       (.63)             -         11.37     3.61
1995                11.31        .65         .28        (.65)             -         11.59     8.57
1994                11.77        .66        (.43)       (.66)          (.03)+++     11.31     1.87
1993                11.12        .68         .65        (.68)             -         11.77    12.27
1992                10.80        .69         .32        (.69)             -         11.12     9.74
1991                10.61        .69         .20        (.70)             -         10.80     8.73
1990                10.67        .70        (.06)       (.70)             -         10.61     6.21
1989                10.10        .71         .57        (.71)             -         10.67    13.12
1988                 9.95        .72         .15        (.72)             -         10.10     8.95
CLASS B (2/97)
1997(c)             11.66        .17         .04        (.17)             -         11.70     1.86
CLASS C (6/93)
1997                11.35        .55         .32        (.55)          (.01)        11.66     7.84
1996                11.58        .56        (.22)       (.57)             -         11.35     2.96
1995                11.30        .58         .28        (.58)             -         11.58     7.98
1994(c)             11.86        .54        (.52)       (.55)          (.03)+++     11.30      .19+
CLASS R (2/97)
1997(c)             11.66        .21         .02        (.21)             -         11.68     2.01
---------------------------------------------------------------------------------------------------
                                     RATIOS/SUPPLEMENTAL DATA
CLASS (INCEPTION DATE)    -------------------------------------------------
                                                RATIO
                                 RATIO OF      OF NET
                                 EXPENSES  INVESTMENT
                               TO AVERAGE   INCOME TO
MICHIGAN++                           NET      AVERAGE
                                   ASSETS  NET ASSETS
                    NET ASSETS      AFTER       AFTER  PORTFOLIO
YEAR ENDING      END OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
MAY 31,         (IN THOUSANDS)    MENT(B)     MENT(B)       RATE
---------------------------------------------------------------------------------------------------
CLASS A (6/85)
1997                  $259,055        .85%       5.33%        34%
1996                   248,422        .82        5.42         54
1995                   250,380        .80        5.82         37
1994                   242,993        .75        5.56         28
1993                   227,333        .81        5.85         10
1992                   176,584        .81        6.34         11
1991                   134,243        .90        6.56         23
1990                   102,519        .95        6.54         47
1989                    84,608        .96        6.80         54
1988                    73,481        .94        7.11         78
CLASS B (2/97)
1997(c)                    380       1.59+       4.52+        34
CLASS C (6/93)
1997                    41,649       1.40        4.77         34
1996                    41,365       1.37        4.86         54
1995                    37,122       1.35        5.25         37
1994(c)                 30,042       1.25+       4.89+        28
CLASS R (2/97)
1997(c)                 26,211        .65+       5.57+        34
---------------------------------------------------------------------------------------------------

+ Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Michigan.

+++ The amount shown includes a distribution in excess of capital gains of $.02 per share.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor, Flagship Financial.

(c) From commencement of class operations as noted.

NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permit-ted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $16 for the one year period, $50 for the three year period, $87 for the five year period, and $170 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

                  PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION:
     August 3, 1987
NET ASSETS:

     $227.4 million
TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                CLASS A
                 (OFFER           CLASS A
                 PRICE)              (NAV)          CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 year            3.74%             8.29%             7.63%             7.80%             8.34%
5 years           6.01%             6.92%             6.33%             6.34%             6.93%
Inception         7.26%             7.73%             7.25%             7.14%             7.73%

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class A performance for peri-ods prior to class inception, adjusted for the differences in sales charges (and, for Class B and C, fees) between the classes. Class B total returns as-sume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Share-holder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

                           [BAR CHART APPEARS HERE]

Average Maturity                20.2
Average Modified Duration        8.2

CREDIT QUALITY

                           [PIE CHART APPEARS HERE]

                        BBB/NR                          18%
                        A                               15%
                        AA                               8%
                        AAA/Pre-refunded                59%


INDUSTRY DIVERSIFICATION (TOP 6)

                           [PIE CHART APPEARS HERE]

                        Other                           30%
                        Hospitals                       19%
                        Education                       11%
                        Municipal Appropriations        15%
                        Escrowed Bonds                  10%
                        Housing Facilities              15%

                    EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                         CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------------------------------
Sales Charge on Purchases                               4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                           -       -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions      -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees           0.54%                 0.54%                 0.54%                 0.54%
12b-1 Fees                0.20%                 0.95%                 0.75%                     -
Other Expenses            0.13%                 0.13%                 0.13%                 0.13%
-------------------------------------------------------------------------------------------------
 Total (Gross)            0.87%                 1.62%                 1.42%                 0.67%
Waivers/
Reimbursements                -                     -                     -                     -
-------------------------------------------------------------------------------------------------
 Total (Net)              0.87%                 1.62%                 1.42%                 0.67%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $51                   $56                   $14                    $7
3 Years                    $69                   $83                   $45                   $21
5 Years                    $88                  $100                   $78                   $37
10 Years                  $145                  $172                  $170                   $83

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. For a free copy of the fund's latest annual and/or semi-annual re-ports, write to Nuveen or call (800) 621-7227.

                                  OPERATING PERFORMANCE      LESS DISTRIBUTIONS
CLASS (INCEPTION DATE)            ----------------------  -------------------------
                                                     NET
                                                REALIZED
MISSOURI++                    NET                    AND   DIVIDENDS                         NET     TOTAL
                            ASSET             UNREALIZED   FROM TAX-                       ASSET    RETURN
                            VALUE        NET GAIN (LOSS)  EXEMPT NET  DISTRIBUTIONS        VALUE    ON NET
YEAR ENDING             BEGINNING INVESTMENT        FROM  INVESTMENT   FROM CAPITAL       END OF     ASSET
MAY 31,                 OF PERIOD INCOME (B) INVESTMENTS      INCOME          GAINS       PERIOD VALUE (A)
------------------------------------------------------------------------------------------------------------
CLASS A (8/87)
1997                       $10.51       $.56       $ .29       $(.56)           $ -       $10.80      8.29%
1996                        10.72        .58        (.21)       (.58)             -        10.51      3.51
1995                        10.50        .60         .22        (.60)             -        10.72      8.19
1994                        10.87        .61        (.34)       (.61)          (.03)+++    10.50      2.42
1993                        10.32        .64         .60        (.63)          (.06)       10.87     12.54
1992                        10.04        .65         .29        (.65)          (.01)       10.32      9.70
1991                         9.76        .65         .28        (.65)             -        10.04      9.92
1990                         9.86        .65        (.10)       (.65)             -         9.76      5.89
1989                         9.30        .65         .57        (.65)          (.01)        9.86     13.70
1988(c)                      9.58        .49        (.26)       (.51)             -         9.30      2.98+
CLASS B (2/97)
1997(c)                     10.81        .16        (.01)       (.16)             -        10.80      1.40
CLASS C (2/94)
1997                        10.50        .51         .29        (.50)             -        10.80      7.80
1996                        10.72        .51        (.21)       (.52)             -        10.50      2.84
1995                        10.50        .53         .23        (.54)             -        10.72      7.60
1994(c)                     11.33        .02        (.83)       (.02)             -        10.50    (17.62)+
CLASS R (2/97)
1997(c)                     10.90        .17        (.12)       (.15)             -        10.80       .43
------------------------------------------------------------------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA
CLASS (INCEPTION DATE)  -------------------------------------------------
                                                        RATIO
                                                       OF NET
                                         RATIO OF  INVESTMENT
                                         EXPENSES   INCOME TO
MISSOURI++                             TO AVERAGE     AVERAGE
                                       NET ASSETS  NET ASSETS
                            NET ASSETS      AFTER       AFTER  PORTFOLIO
YEAR ENDING              END OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
MAY 31,                 (IN THOUSANDS)   MENT (B)    MENT (B)       RATE
------------------------------------------------------------------------------------------------------------
CLASS A (8/87)
1997                          $218,924        .86%       5.27%        41%
1996                           212,717        .80        5.37         38
1995                           205,089        .67        5.78         40
1994                           187,347        .62        5.52         34
1993                           144,775        .55        5.99         33
1992                            76,069        .47        6.39         32
1991                            43,391        .58        6.57         44
1990                            19,080        .66        6.64         36
1989                            13,028        .69        6.80         69
1988(c)                          7,786        .50+       6.32+       119
CLASS B (2/97)
1997(c)                            454       1.45+       4.59+        41
CLASS C (2/94)
1997                             7,968       1.40        4.72         41
1996                             6,220       1.35        4.79         38
1995                             3,989       1.20        5.19         40
1994(c)                          1,877       1.15+       4.44+        34
CLASS R (2/97)
1997(c)                             34        .55+       5.65+        41
------------------------------------------------------------------------------------------------------------

+ Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Missouri.

+++ The amount shown includes a distribution in excess of capital gains of $.01 per share.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor, Flagship Financial.

(c) From commencement of class operations as noted.

NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee for Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permit-ted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $16 for the one year period, $51 for the three year period, $88 for the five year period, and $172 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

                  PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION:
     June 27, 1985
NET ASSETS:

     $665.9 million
TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

               CLASS A
                (OFFER           CLASS A
                PRICE)             (NAV)           CLASS B           CLASS C           CLASS R
----------------------------------------------------------------------------------------------
1 Year           2.87%             7.38%             6.73%             6.80%             7.45%
5 Years          5.52%             6.42%             5.83%             5.85%             6.44%
10 Years         7.47%             7.94%             7.47%             7.35%             7.94%

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class A performance for peri-ods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes. Class B total returns as-sume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Share-holder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

                           [BAR CHART APPEARS HERE]

Average Maturity                        18.0
Average Modified Duration                7.1

CREDIT QUALITY

                           [PIE CHART APPEARS HERE]

                        BBB/NR                          12%
                        A                               13%
                        AA                              10%
                        AAA/Pre-refunded                65%


INDUSTRY DIVERSIFICATION (TOP 6)

                           [PIE CHART APPEARS HERE]

                        General Obligations             21%
                        Pollution Control                9%
                        Water & Sewer                    7%
                        Other                           21%
                        Hospitals                       21%
                        Escrowed Bonds                  21%


                    EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                         CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------------------------------
Sales Charge on Purchases                               4.20%(1)      -       -        -
Sales Charge on Reinvested Dividends                           -      -       -        -
Contingent Deferred Sales Charge (CDSC) on Redemptions      -(1)  5%(2)   1%(3)    nnnn-

OVERVIEW OF FUND OPERATING EXPENSES (4)
--------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees           0.53%                 0.53%                 0.53%                 0.53%
12b-1 Fees                0.20%                 0.95%                 0.75%                     -
Other Expenses            0.12%                 0.12%                 0.12%                 0.12%
-------------------------------------------------------------------------------------------------
 Total (Gross)            0.85%                 1.60%                 1.40%                 0.65%
Waivers/
Reimbursements                -                     -                     -                     -
-------------------------------------------------------------------------------------------------
 Total (Net)              0.85%                 1.60%                 1.40%                 0.65%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $50                   $56                   $14                    $7
3 Years                    $68                   $82                   $44                   $21
5 Years                    $87                   $99                   $77                   $36
10 Years                  $142                  $170                  $168                   $81

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. For a free copy of the fund's latest annual and/or semi-annual re-ports, write to Nuveen or call (800) 621-7227.

                           OPERATING PERFORMANCE      LESS DISTRIBUTIONS
CLASS (INCEPTION DATE)    -----------------------  --------------------------
                                              NET
                      NET            REALIZED AND    DIVIDENDS                    NET    TOTAL
OHIO++              ASSET              UNREALIZED    FROM TAX-                  ASSET   RETURN
                    VALUE        NET  GAIN (LOSS)   EXEMPT NET  DISTRIBUTIONS   VALUE   ON NET
YEAR ENDING     BEGINNING INVESTMENT         FROM   INVESTMENT   FROM CAPITAL  END OF    ASSET
MAY 31,         OF PERIOD  INCOME(b)  INVESTMENTS       INCOME          GAINS  PERIOD VALUE(a)
------------------------------------------------------------------------------------------------
CLASS A (6/85)
1997               $11.21       $.61        $ .20        $(.61)          $  -  $11.41     7.38%
1996                11.43        .62         (.21)        (.63)             -   11.21     3.59
1995                11.21        .64          .22         (.64)             -   11.43     7.99
1994                11.59        .64         (.38)        (.64)             -   11.21     2.24
1993                11.05        .66          .54         (.66)             -   11.59    11.20
1992                10.72        .68          .33         (.68)             -   11.05     9.77
1991                10.45        .68          .28         (.69)             -   10.72     9.57
1990                10.54        .69         (.09)        (.69)             -   10.45     5.86
1989                10.04        .69          .51         (.70)             -   10.54    12.36
1988                 9.82        .71          .23         (.71)          (.01)  10.04    10.12
CLASS B (2/97)
1997(c)             11.42        .17         (.01)        (.17)             -   11.41     1.45
CLASS C (8/93)
1997                11.21        .55          .20         (.55)             -   11.41     6.80
1996                11.43        .55         (.21)        (.56)             -   11.21     3.03
1995                11.20        .57          .23         (.57)             -   11.43     7.50
1994(c)             11.69        .46         (.49)        (.46)             -   11.20     (.17)+
CLASS R (2/97)
1997(c)             11.42        .21         (.01)        (.21)             -   11.41     1.77
------------------------------------------------------------------------------------------------
                                     RATIOS/SUPPLEMENTAL DATA
CLASS (INCEPTION DATE)    -------------------------------------------------
                                                RATIO
                                               OF NET
                                 RATIO OF  INVESTMENT
                                 EXPENSES   INCOME TO
                               TO AVERAGE     AVERAGE
OHIO++                         NET ASSETS  NET ASSETS
                    NET ASSETS      AFTER       AFTER  PORTFOLIO
YEAR ENDING      END OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
MAY 31,         (IN THOUSANDS)    MENT(b)     MENT(b)       RATE
------------------------------------------------------------------------------------------------
CLASS A (6/85)
1997                  $463,253        .89%       5.39%        17%
1996                   443,077        .92        5.41         31
1995                   445,566        .95        5.78         31
1994                   445,272        .93        5.48          9
1993                   410,467        .96        5.81         15
1992                   325,273        .95        6.24         18
1991                   268,213       1.02        6.53         14
1990                   231,311        .96        6.56         42
1989                   195,135        .93        6.79         37
1988                   157,511        .88        7.16         85
CLASS B (2/97)
1997(c)                  1,649       1.60+       4.63+        17
CLASS C (8/93)
1997                    40,713       1.44        4.84         17
1996                    34,939       1.47        4.84         31
1995                    28,461       1.50        5.21         31
1994(c)                 25,674       1.46+       4.79+         9
CLASS R (2/97)
1997(c)                160,312        .65+       5.65+        17
------------------------------------------------------------------------------------------------

+ Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Ohio.
(a) Total returns are calculated on net asset value without any sales charge.
(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor, Flagship Financial.
(c) From commencement of class operations as noted.

NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permit-ted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from ex-ceeding 0.75% of the fund's average daily net assets.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $16 for the one year period, $50 for the three year period, $87 for the five year period, and $170 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION 5/31/97

INCEPTION: June 1, 1994

NET ASSETS: $14.1 million

TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                CLASS A
                 (OFFER           CLASS A
                 PRICE)             (NAV)           CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 Year            2.89%             7.40%             6.98%             7.20%             7.67%
Inception         4.51%             6.02%             5.49%             5.70%             6.11%

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates) and Class A performance for peri-ods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes. Class B total returns as-sume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and since inception periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Share-holder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                           [BAR CHART APPEARS HERE]
MATURITY (YEARS)

                       Average Maturity            20.6
                       Average Modified Duration    8.4

                           [PIE CHART APPEARS HERE]
CREDIT QUALITY
                       AAA                           34%
                       AA                             7%
                       A                             22%
                       BBB/NR                        37%

                           [PIE CHART APPEARS HERE]

INDUSTRY DIVERSIFICATION (TOP 6)

                       Pollution Control              8%
                       Hospital                      25%
                       Housing Facilities            17%
                       Utility                        7%
                       Other                         29%
                       Tax Revenue                   14%


                       EXPENSE INFORMATION 5/31/97


SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                        CLASS A  CLASS B CLASS C CLASS R
----------------------------------------------------------------------------------------
Sales Charge on Purchases                               4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                           -       -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions      -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                            CLASS A          CLASS B          CLASS C          CLASS R
---------------------------------------------------------------------------------------
Management Fees               0.55%            0.55%            0.55%            0.55%
12b-1 Fees                    0.20%            0.95%            0.75%                -
Other Expenses                0.66%            0.66%            0.66%            0.66%
---------------------------------------------------------------------------------------
Total Expenses (Gross)        1.41%            2.16%            1.96%            1.21%
Waivers/
Reimbursements               (0.91%)          (0.91%)          (0.91%)          (0.91%)
---------------------------------------------------------------------------------------
Total Expenses (Net)          0.50%            1.25%            1.05%            0.30%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $47                   $52                   $11                    $3
3 Years                    $57                   $72                   $33                   $10
5 Years                    $69                   $80                   $58                   $17
10 Years                  $102                  $130                  $128                   $38

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. For a free copy of the fund's latest annual and/or semi-annual re-ports, write to Nuveen or call (800) 621-7227.

CLASS
(INCEPTION                OPERATING PERFORMANCE    LESS DISTRIBUTIONS
DATE)                     ----------------------  ---------------------
                                             NET
WISCONSIN++           NET               REALIZED   DIVIDENDS  DISTRIBU-   NET     TOTAL
                    ASSET            AND UNREAL-  FROM TAX-       TIONS  ASSET   RETURN
                    VALUE        NET   IZED GAIN  EXEMPT NET       FROM  VALUE   ON NET
YEAR ENDING     BEGINNING INVESTMENT (LOSS) FROM  INVESTMENT    CAPITAL END OF    ASSET
MAY 31,         OF PERIOD  INCOME(B) INVESTMENTS      INCOME      GAINS PERIOD VALUE(A)
----------------------------------------------------------------------------------------
CLASS A (6/94)
 1997               $9.61       $.51       $ .19       $(.51)      $  -  $9.80     7.40%
 1996                9.79        .50        (.18)       (.50)         -   9.61     3.35
 1995(c)             9.58        .49         .21        (.49)         -   9.79     7.36+
CLASS B (2/97)
 1997(c)             9.87        .12        (.06)       (.11)         -   9.82      .60
CLASS C (2/97)
 1997(c)             9.87        .13        (.07)       (.11)         -   9.82      .65
CLASS R (2/97)
 1997(c)             9.87        .15        (.07)       (.13)         -   9.82      .84
----------------------------------------------------------------------------------------
CLASS
(INCEPTION                           RATIOS/SUPPLEMENTAL DATA
DATE)                     --------------------------------------------------
                                                 RATIO
                                                OF NET
                                  RATIO OF  INVESTMENT
                               EXPENSES TO   INCOME TO
WISCONSIN++                    AVERAGE NET     AVERAGE
                                    ASSETS  NET ASSETS
                NET ASSETS END       AFTER       AFTER  PORTFOLIO
YEAR ENDING          OF PERIOD  REIMBURSE-  REIMBURSE-   TURNOVER
MAY 31,         (IN THOUSANDS)     MENT(B)     MENT(B)       RATE
----------------------------------------------------------------------------------------
CLASS A (6/94)
 1997                  $14,004         .51%       5.20%        42%
 1996                   12,370         .64        5.02         47
 1995(c)                 8,278         .39+       5.25+        52
CLASS B (2/97)
 1997(c)                    20         .94+       4.81+        42
CLASS C (2/97)
 1997(c)                    76         .69+       4.91+        42
CLASS R (2/97)
 1997(c)                    40           -        5.67+        42
----------------------------------------------------------------------------------------

+ Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Wisconsin.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor, Flagship Financial.

(c) From commencement of class operations as noted.


NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permit-ted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $13 for the one year period, $40 for the three year period, $69 for the five year period, and $130 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY
The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401k plan;

 . Avoid fluctuations in share price.

HOW THE FUNDS SELECT INVESTMENTS

TAX-FREE MUNICIPAL BONDS
The funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be re-paid from any revenue source; revenue bonds may be repaid only from the reve-nues of a specific facility or source.

FOCUS ON QUALITY MUNICIPAL BONDS
The funds purchase only quality municipal bonds that are either rated invest-ment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' in-vestment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The Michigan and Ohio Funds may not invest more than 20% of their net assets in these territorial munici-pal bonds.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to re-duce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the rat-ings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY
The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects mu-nicipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The ad-viser then monitors each fund's portfolio to assure that municipal bonds pur-chased continue to represent over time, in its opinion, the best values available.

PORTFOLIO MATURITY
Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an in-vestment portfolio with an overall weighted average maturity within a defined range. The Kentucky Limited Term Fund maintains a weighted average portfolio maturity of 1 to 7 years. All of the other funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio matu-rity of 15 to 30 years. See "Defensive Investment Strategies" below for fur-ther information.

PORTFOLIO TURNOVER

A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover rela-tively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS
Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securities are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

                                      ---

RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obliga-tion to make interest and principal payments. In general, lower rated munici-pal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current in-come, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regula-tory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. These risks may be greater for the Kansas, Kentucky Limited, Missouri and Wisconsin Funds, which as "non-diversified" funds may concentrate their investment in municipal bonds of certain issuers to a greater extent than the Kentucky, Michigan and Ohio Funds described in this prospectus, which are diversified funds.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their invest-ment portfolios across different industry sectors. The funds should be consid-ered long-term investments and may not be suitable for investors with short-term investment horizons.

INVESTMENT LIMITATIONS
The funds have adopted certain investment limitations (based on total fund as-sets) designed to limit your investment risk and maintain portfolio diversifi-cation. Each fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

As diversified funds, the Kentucky, Michigan and Ohio Funds also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

DEFENSIVE INVESTMENT STRATEGIES
Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market con-ditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strate-gies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES
Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds" and "Risk Reduction Strategies" are funda-mental and may not be changed without the approval of a majority of the share-holders of each fund.

                                      ---

INVESTING IN THE FUNDS

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will re-ceive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER
You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial ad-visers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments con-tinue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can re-fer you to one in your area.

BUYING SHARES BY MAIL
You may also open an account and purchase shares by mail by completing the en-closed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or in-crease minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your finan-cial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your in-vestment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your finan-cial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distrib-utor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES
You may buy Class A shares at their public offering price on the day of pur-chase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for pro-viding you with ongoing service.

The following Class A sales charges and commissions apply to all funds de-scribed in this prospectus except the Kentucky Limited Term Fund:

CLASS A SALES CHARGES AND COMMISSIONS

--------------------------------------------------------------------------------------
                                                                            AUTHORIZED
                                                                                DEALER
                                   SALES CHARGE                             COMMISSION
                          ----------------------------------------          ----------
                                                      AS % OF
                          AS % OF PUBLIC             YOUR NET           AS % OF PUBLIC
    PURCHASE AMOUNT       OFFERING PRICE           INVESTMENT           OFFERING PRICE
--------------------------------------------------------------------------------------
Up to $50,000                  4.20%                  4.38%                  3.70%
$50,000-100,000                4.00                   4.18                   3.50
$100,000-250,000               3.50                   3.63                   3.00
$250,000-500,000               2.50                   2.56                   2.00
$500,000-1,000,000             2.00                   2.04                   1.50
$1,000,000 and over              --(1)                  --                     --(1)

The following Class A sales charges and commissions apply to the Kentucky Lim-ited Term Fund:

CLASS A SALES CHARGES AND COMMISSIONS

--------------------------------------------------------------------------------------
                                                                            AUTHORIZED
                                                                                DEALER
                                   SALES CHARGE                             COMMISSION
                          ----------------------------------------          ----------
                                                      AS % OF
                          AS % OF PUBLIC             YOUR NET           AS % OF PUBLIC
    PURCHASE AMOUNT       OFFERING PRICE           INVESTMENT           OFFERING PRICE
--------------------------------------------------------------------------------------
Up to $50,000                  2.50%                  2.56%                  2.00%
$50,000-100,000                2.00                   2.04                   1.60
$100,000-250,000               1.50                   1.52                   1.20
$250,000-500,000               1.25                   1.27                   1.00
$500,000-1,000,000             0.75                   0.76                   0.60
$1,000,000 and over              --(1)                  --                     --(1)
--------------------------------------------------------------------------------------

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commis-sion, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

                                      ---

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen may also make ongoing payments to authorized dealers to facilitate the marketing and administration of new and existing shareholder accounts, including payments for advertising. The statement of additional information contains further information about these programs.

OTHER SALES CHARGE DISCOUNTS
Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

 . Rights of Accumulation

 . Letter of Intent

 . Group Purchase

Sales Charge Waivers

 . Nuveen Unit Trust Reinvestment

 . Purchases using Redemptions from Unrelated Funds

 . Fee-Based Programs

 . Bank Trust Departments

 . Certain Employees of Nuveen or Authorized Dealers

Please refer to the statement of additional information for detailed descriptions of these programs. Further information on these programs is also available through your financial adviser or by calling (800) 621-7227. Your financial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES
You may buy Class B shares at their public offering price on the day of pur chase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% annual distribution fee which compensates Nuveen for paying your financial adviser a 4% commission at the time of purchase. The Kentucky Limited Term Fund does not currently offer B Shares.

Class B shares convert automatically to Class A shares eight years after purchase. Class B shares will convert only if the fund is assured that the conversion does not generate tax consequences for investors, based upon the opinion of outside counsel or the written assurance of the IRS.

CLASS B CONTINGENT DEFERRED SALES CHARGE

If you redeem Class B shares within six years of purchase, you will be assessed a contingent deferred sales charge (CDSC) based upon the following schedule:

           DURING YEAR
---------------------------------
        1   2   3   4   5   6  7+
CDSC   5%  4%  4%  3%  2%  1%  0%
---------------------------------

The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS C SHARES

You may buy Class C shares at their public offering price on the day of purchase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% (0.35% for the Kentucky Limited Term Fund) annual distribution fee which compensates Nuveen for paying your financial adviser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be assessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES

Under limited circumstances, you may purchase Class R shares at their net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described under "Other Sales Charge Discounts" above to purchase Class A shares without a sales charge (excluding Unit Trust reinvestment) or meet certain other purchase size criteria. Please refer to the statement of additional information for further information. There are no sales charges or ongoing fees. Class R shares have lower ongoing expenses than Class A shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER
You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE
Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your

                                      ---
redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on record. If you have established electronic funds transfer privileges on your account, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your request by having your redemption proceeds wired directly into your bank account. See "Fund Direct--Electronic Funds Transfer" below.

Nuveen, the transfer agent, or the fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL
You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC
When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

ACCOUNT MINIMUMS
From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in another Nuveen national or state mutual fund. You may exchange fund shares by calling
(800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determining any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING
The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of ex-

                                     ---
changes, or reject any exchange. You will be notified in the event this happens to the extent required by law.

OPTIONAL FEATURES AND SERVICES


SYSTEMATIC INVESTMENT
Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Direct-- Electronic Funds Transfer" below), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

THE POWER OF SYSTEMATIC INVESTING
The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

 THE POWER OF SYSTEMATIC INVESTING

                           [LINE CHART APPEARS HERE]

[ ] Compounded                  6%
[ ] Compounded                  5%
[ ] Compounded                  4%
[ ] Invested Principal

SYSTEMATIC WITHDRAWALS

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to re-ceive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank ac-count (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Ac-count Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE

If you redeem fund shares you may reinvest all or part of your redemption pro-ceeds in shares of the same class up to one year later without incurring any applicable sales charge, and your prior holding period will be reinstated for the purpose of determining applicable sales charges. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period reinstated. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER

You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account application or the Account Update Form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular telephone redemption via Fund Direct, the fund may charge you a fee for this expedited service.

                                      ---

DIVIDENDS AND TAXES

HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on or about the ninth of each month and generally pay dividends on the first busi-ness day of the following month.

PAYMENT AND REINVESTMENT OPTIONS

The funds automatically reinvest your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mu-tual fund. If you wish to do so, complete the appropriate section of the ac-count application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS
Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in municipal bonds from a specific state or in mu-nicipal bonds whose income is otherwise exempt from regular federal, state and local income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal, state and, in some cases, local income taxes. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a por-tion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or ex-change fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS
If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION
In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be tax-able as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social se-

                                      ---
curity number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free in-come is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS


The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS
                                Tax-Free Yield

TAX RATE         4.00%               4.50%               5.00%               5.50%               6.00%
------------------------------------------------------------------------------------------------------
28.0%            5.56%               6.25%               6.94%               7.64%               8.33%
31.0%            5.80%               6.52%               7.25%               7.97%               8.70%
36.0%            6.25%               7.03%               7.81%               8.59%               9.37%
39.6%            6.62%               7.45%               8.28%               9.11%               9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

GENERAL INFORMATION

HOW TO CONTACT NUVEEN


GENERAL INFORMATION
If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS
If you are calling to purchase or redeem shares, request an exchange or con-duct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

Nuveen Mutual Funds

P.O. Box 5330

Denver, CO 80217-5330

When purchasing fund shares by mail, please be sure to include a check made out to the name of the Fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are open-ing a new account; if you are adding to an existing account, Nuveen will as-sume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS


INVESTMENT ADVISER

Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Trustees oversees the activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approxi-mately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to all funds described in this prospectus except the Kentucky Limited Term Fund:

MANAGEMENT FEES

------------------------------------------------------------------------------
AVERAGE DAILY NET ASSET VALUE                                   MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                         0.5500%
For the next $125 million                                          0.5375%
For the next $250 million                                          0.5250%
For the next $500 million                                          0.5125%
For the next $1 billion                                            0.5000%
For assets over $2 billion                                         0.4750%

The following schedule applies to the Kentucky Limited Term Fund:

MANAGEMENT FEES

------------------------------------------------------------------------------
AVERAGE DAILY NET ASSET VALUE                                   MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                         0.4500%
For the next $125 million                                          0.4375%
For the next $250 million                                          0.4250%
For the next $500 million                                          0.4125%
For the next $1 billion                                            0.4000%
For assets over $2 billion                                         0.3750%


                                      ---

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS
Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfo-lio managers of Nuveen Advisory and meets regularly to review economic condi-tions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the ex-ecution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Michael Davern has been the portfolio manager for the Kansas and the Missouri Funds since 1992, the Michigan Fund since 1993, and the Wisconsin Fund since 1994. Mr. Davern became a Vice President of Flagship Financial Inc., the funds' prior investment advisor in 1991, and became a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Richard Huber has been the portfolio manager for the Kentucky Fund since 1993 and the Kentucky Limited Term Fund since 1995. Since 1995 he has been a Vice President of Flagship Financial Inc., the funds' prior investment adviser, until becoming a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in Janu-ary 1997. Walter Parker is the portfolio manager for the Ohio Fund. Mr. Parker has managed the fund since 1995 as a Vice President and since 1994 had been an employee of Flagship Financial Inc., the funds' prior investment adviser, un-til becoming a Vice President of Nuveen Advisory upon the acquisition of Flag-ship Resources Inc. by The John Nuveen Company in January 1997.

THE DISTRIBUTOR
John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding. The plan also authorizes each fund (excluding the Kentucky Limited Term Fund which does not currently offer Class B shares) to pay Nuveen an annual 0.75% distribution fee on the average daily net assets of Class B shares outstanding. The plan also authorizes each fund to pay Nuveen an annual 0.55% (0.35% for the Kentucky Limited Term Fund) distribution fee on the average daily net assets of Class C shares outstanding. In order to help compensate Nuveen for the sales commis-sion paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees, and retains the first year's serv-ice and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT
The funds have appointed Boston Financial, P.O. Box 8509, Boston, MA, 02266-8509 as the transfer agent responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative serv-ices in connection with the maintenance of shareholder accounts.

HOW THE FUNDS REPORT PERFORMANCE


Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar in-vestment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publi-cations. See the statement of additional information for a more detailed dis-cussion.

You may find more information about each fund's performance in its annual re-port. Call Nuveen at (800) 621-7227 for a free copy.

HOW FUND SHARES ARE PRICED


The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, sub-tracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for mu-nicipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfo-lio of investments and the shares of each class have equal rights as to vot-ing, redemption, dividends and liquidation. However, each class bears differ-ent sales charges and service fees.

Class C shares of the former Nuveen Ohio Fund purchased before February 1, 1997 convert to Class A shares six years after purchase, but only if you re-quest conversion. You must

                                      ---
submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

APPENDIX

SPECIAL STATE CONSIDERATIONS


Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discus-sion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an in-vestment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the statement of additional information for further in-formation.

KANSAS

Growth in the State's trade, services and manufacturing sectors has decreased the historical dominance of agriculture on the State economy. Economic perfor-mance in 1996 and into 1997 has been significantly better than 1995, due largely to gains in aircraft manufacturing and recovery in agriculture. Per-sonal income grew at 6.2% in 1996 to $23,281. Per capita income stands at about 96% of the national median. Household income reflects more of the recent strength at 110% of the U.S. average.

The State's unemployment rate dropped to 3.8% in June 1997 from its peak of 5.5% in 1993. Labor force participation is high at 67% versus 62.9% for the U.S.

The Kansas State Treasury does not issue general obligation debt. The state instead relies on revenue and lease financing through the Department of Trans-portation (KDOT) and the Development Finance Authority (KDFA). KDFA provides financing for various public purpose projects including prison construction, state offices, energy conservation and university facilities. The KDOT bonds are rated Aa/AA by Moody's and Standard & Poor's, respectively. KDFA ratings vary across underlying purpose and when not insured are generally rated A or better by the major rating agencies.

Tax Treatment.
The Kansas Fund's regular monthly dividends will not be subject to Kansas per-sonal income taxes to the extent they are paid out of income earned on all Kansas municipal bonds issued after December 31, 1987, on specified Kansas mu-nicipal bonds issued before that date, or on U.S. government securities. You will be subject to Kansas personal income taxes, however, to the extent the Kansas Fund distributes any taxable income or realized capital gains, or if you sell or exchange Kansas Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Kansas Fund is similar to that described above.

KENTUCKY

Kentucky's economy surpassed national growth rates during the 1990's in part due to its lower cost of living and aggressive business recruitment. The State's economic base is concentrated in manufacturing and service industries such as industrial machinery, electronics and apparel production and insurance and real estate. Kentucky's "Golden Triangle" bounded by Cincinnati, Lexington and Louisville has experienced the most intense economic growth. The state currently ranks third among the fifty states as a low cost electricity produc-er. Its central location in the U.S. and access to low cost gas and coal put Kentucky utilities in solid position to thrive under deregulation.

A stronger national economy and economic development initiatives at the state and local level have kept the employment rate at or below 5.5% for the past three years, most recently 5.1% in June 1997. Per capita income in 1996 was $19,687, compared to $18,612 in 1995.

In the past, the State has experienced difficulty balancing its budget, but recent economic growth and moderate debt levels improve the Commonwealth's fi-nancial outlook. Bonds secured by Commonwealth appropriations generally re-ceive ratings of "A" or higher from the major rating services. All of Kentucky's general obligation debt matured in 1995.

Tax Treatment.

The Kentucky Funds' regular monthly dividends will not be subject to the Ken-tucky individual income tax to the extent they are paid out of income earned on Kentucky municipal bonds or U.S. government securities. You will be subject to Kentucky personal income tax, however, to the extent the Kentucky Funds distribute any taxable income or realized capital gains, or if you sell or ex-change shares of the Kentucky Funds and realize a capital gain on the transac-tion. You will not be subject to the annual Kentucky intangible property tax on the portion of the fair cash value of your shares of the Kentucky Funds that is attributable to Kentucky municipal bonds or U.S. government securi-ties.

The treatment of corporate shareholders of the Kentucky Funds is similar to that described above.

MICHIGAN

Michigan's economy has improved significantly since the 1980's. Michigan's an-nual average unemployment rate in 1996 was 4.9%, compared to the national av-erage of 5.4%, and was at its lowest level since 1969. Per capita income has increased each year over the past decade, and was $24,810 in 1996. Population
has remained stable in the State, increas     -

                                      ---
ing by a negligible amount annually. The manufacturing industry and the presence of the "Big 3" automobile manufacturers are the primary influence in the economy. Despite recent strikes and lower automobile sales and profits, the positive economic impact of the manufacturing industry has contributed to tax base and job growth.

As a result of strong economic growth, financial conditions have greatly improved since budget problems in the 1980's. Revenues increased 8.4% from fiscal year 1995 to fiscal year 1996, while expenditures increased only 7.2%.

Michigan's economic and financial improvements are reflected in the state's rating of Aa2/AA/AA by Moody's, Standard & Poor's and Fitch, respectively. Moody's upgraded the state from A1 to Aa in July of 1995 and revised the rating to Aa2 in March of 1997.

Tax Treatment.
The Michigan Fund's regular monthly dividends will not be subject to the Michigan individual income tax to the extent they are paid out of income earned on Michigan municipal bonds or paid out of income earned on or capital gains realized from the sale of U.S. government securities. You will be subject to Michigan personal income tax, however, to the extent the Michigan Fund distributes any taxable income or realized capital gains (other than capital gains realized from the sale of U.S. government securities), or if you sell or exchange Michigan Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Michigan Fund differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

MISSOURI

Missouri maintains a diversified economy, mirroring that of the nation. Although recent industry growth has shifted to services and tourism, defense and manufacturing are important elements of the state economy. Population in Missouri has increased approximately 4.7% from 1990. The State's unemployment rate has steadily declined since the high of 6.7% in 1991 and was 4.6% in 1996, compared to the national average of 5.4%. Per capita income increased over 7% during 1996 to $22,864, which is about 94% of the national average.

Missouri retains substantial governmental balances through strategic budget management. The General Fund ending balance increased over 50% from fiscal year 1995 to fiscal year 1996. The State's unreserved fund balance in 1996 was $2.4 billion at fiscal year end, up 29% from fiscal year 1995. Tax revenues increased 5% from 1995 to 1996, contributing almost 59% of total governmental revenues.

Although Missouri general obligation debt burden is low at only 1.4% of General Fund revenues, the state has expanded its use of lease financing. Missouri's overall creditworthiness is reflected in its long-standing Aaa/AAA/AAA rating by Moody's, Standard & Poor's and Fitch, respectively.

Tax Treatment.
The Missouri Fund's regular monthly dividends will not be subject to the Missouri individual income tax to the extent they are paid out of income earned on Missouri municipal bonds or U.S. government securities. You will be subject to Missouri personal income tax, however, to the extent the Missouri Fund distributes any taxable income or realized capital gains, or if you sell or exchange Missouri Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Missouri Fund is similar to that described above.

OHIO

The Ohio economy has historically relied on durable goods manufacturing, but recent growth has brought healthy diversification. Two-thirds of the new jobs added to the Ohio economy over the period 1993 to 1996 were in services or retail trade. While manufacturing declined relative to other sectors, over 40,000 jobs were added, notably in rubber and plastics, primary metal, and fabricated metals. General economic activity tends to be more cyclical than in non-industrialized states, but during the current national expansion it has had positive implications in Ohio.

From 1990-97, the State's unemployment rate ranked below the national average. The rate has fluctuated between 4.5 and 5.0% for the last 36 months, most recently at 4.2% in June 1997. Per capita income is $23,537, approximately 97% of the national average.

The State cannot by law operate with a deficit and has well-established procedures to ensure that appropriations and expenditures are matched by revenues from the General Revenue Fund. Moody's and Standard & Poor's improved their ratings during the past year due to improved financial condition and the economic outlook of the State. Moody's gives Ohio general obligation bonds an Aa1 rating, up from Aa, while Standard & Poor's gives them an AA+ rating up from AA.

Tax Treatment.
The Ohio Fund's regular monthly dividends will not be subject to Ohio personal income taxes to the extent they are paid out of income earned on Ohio municipal bonds or U.S. government securities or out of gain from Ohio municipal bonds. You will be subject to Ohio personal income taxes, however, to the extent the Ohio Fund distributes any taxable income or realized capital gains (other than capital gains on Ohio municipal bonds), or if you sell or exchange Ohio Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Ohio Fund differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.


                                      ---

WISCONSIN

Wisconsin's economy is diverse and strong with non-agricultural employment evenly spread between the manufacturing, service and trade sectors. The State continues its efforts to attract new businesses with grants and loans for major development projects, labor training and technology development. Manufacturing remains a dominant sector at 24% and is currently a source of strength.

The State's unemployment rate was 3.6% in June 1997. It has been below 4.0% for thirty consecutive months. Per capita income was $23,269 in 1996, about 96% of the national average.

The State's general obligation's receive Aa2/AA rating from Moody's and Standard and Poor's, respectively.

Tax Treatment.
The Wisconsin Fund's regular monthly dividends will not be subject to Wisconsin personal income tax to the extent they are paid out of income earned on certain Wisconsin municipal obligations or U.S. government securities. You will be subject to Wisconsin personal income tax, however, to the extent the Wisconsin Fund distributes any taxable income or realized capital gains, or if you sell or exchange Wisconsin Fund shares and realize a capital gain on the transaction.


The treatment of corporate shareholders of the Wisconsin Fund differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

                                      ---

Nuveen Family of Mutual Funds

Nuveen's family of funds offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund


MUNICIPAL BOND FUNDS

National Funds

Long-term

Insured Long-term

Intermediate-term

Limited-term


State Funds

Alabama             Kentucky/3/            New York/1/

Arizona             Louisiana              North Carolina

California/1/       Maryland               Ohio

Colorado            Massachusetts/1/       Pennsylvania

Connecticut         Michigan               South Carolina

Florida/2/          Missouri               Tennessee

Georgia             New Jersey/2/          Virginia

Kansas              New Mexico             Wisconsin

1.  Long-term and insured limited-term portfolios.
2.  Long-term and intermediate-term portfolios.
3.  Long-term and limited-term portfolios.


Nuveen Family of Municipal Bond Funds

           [MAP APPEARS HERE]



NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

                                                         SEPTEMBER 26, 1997

NUVEEN FLAGSHIP MULTISTATE TRUST IV

NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Flagship Multistate Trust IV dated September 26, 1997. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 621-7227.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-12
Investment Adviser and Investment Management Agreement..................... S-23
Portfolio Transactions..................................................... S-24
Net Asset Value............................................................ S-25
Tax Matters................................................................ S-26
Performance Information.................................................... S-34
Additional Information on the Purchase and Redemption of Fund Shares....... S-42
Distribution and Service Plan.............................................. S-48
Independent Public Accountants and Custodian............................... S-50
Financial Statements....................................................... S-50
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Kentucky Municipal Bond Fund, the Michigan Municipal Bond Fund, and the Ohio Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust IV. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has seven series: the Nuveen Flagship Kansas Municipal Bond Fund (formerly the Flagship Kansas Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Kentucky Municipal Bond Fund (formerly the Flagship Kentucky Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (formerly the Flagship Kentucky Limited Term Municipal Bond Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Michigan Municipal Bond Fund (formerly the Flagship Michigan Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Missouri Municipal Bond Fund (formerly the Flagship Missouri Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Ohio Municipal Bond Fund (formerly the Flagship Ohio Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Flagship Wisconsin Municipal Bond Fund (formerly the Flagship Wisconsin Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

  As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

PORTFOLIO TRADING AND TURNOVER

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

The portfolio turnover rates for the Funds, for the 1996 fiscal year-end of the Fund as a series of its predecessor entity (described above), and for the 1997 fiscal year-end, as indicated, were:

                                                                        FISCAL
                                                                         YEAR
                                                                       1996 1997
                                                                       ---- ----
       Nuveen Flagship Kansas Municipal Bond Fund..................... 55%  40%
       Nuveen Flagship Kentucky Municipal Bond Fund................... 17%  13%
       Nuveen Flagship Kentucky Limited Term Municipal Bond Fund...... 48%  56%
       Nuveen Flagship Michigan Municipal Bond Fund................... 54%  34%
       Nuveen Flagship Missouri Municipal Bond Fund................... 38%  41%
       Nuveen Flagship Ohio Municipal Bond Fund....................... 31%  17%
       Nuveen Flagship Wisconsin Municipal Bond Fund.................. 47%  42%

WHEN-ISSUED SECURITIES

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO KANSAS

  Growth in the State's trade, services and manufacturing sectors has decreased the historical dominance of agriculture on the State economy. Economic performance in 1996 and into 1997 has been significantly better than 1995, due largely to gains in aircraft manufacturing and recovery in agriculture. Personal income grew at 6.2% in 1996 to $23,281, after posting a 5.1% gain in 1995. Both years exceeded the national average growth rate. Personal per capita income stands at about 96% of the national median. Household income reflects more of the recent strength at 110% of the U.S. average.

  The Kansas labor force posted a 2.7% increase in what has been a very low unemployment environment. Labor force participation is high at 67% versus 62.9% for the U.S. The State's unemployment rate dropped to 3.8% in June 1997 from its peak of 5.5% in 1993.

  The Kansas State Treasury does not issue general obligation debt. The state instead relies on revenue and lease financing through the Department of Transportation (KDOT) and the Development Finance Authority (KDFA). KDFA is the conduit for most state debt and provides financing for various public purpose projects including prison construction, state offices, energy conservation and university facilities. The KDOT bonds are rated Aa/AA from Moody's and S&P, respectively. KDFA ratings vary across underlying purpose and when not insured are generally rated A or better by the major rating agencies.

FACTORS PERTAINING TO KENTUCKY

  Kentucky's economy surpassed national growth rates during the 1990's in part due to its lower cost of living and aggressive business recruitment. The State's economic base is concentrated in manufacturing and service industries such as industrial machinery, electronics and apparel production and insurance and real estate. Kentucky's "Golden Triangle" bounded by Cincinnati, Lexington and Louisville has experienced the most intense economic growth. The state currently produces 20% more electric power than it consumes and ranks third among the fifty states as a low cost producer. Its central location in the U.S. and access to low cost gas and coal put Kentucky utilities in solid position to thrive under deregulation.

  Unemployment has taken a number of turns in Kentucky dropping from over 10% in the mid-80's to 5.4% in 1990 only to peak at 7.7% in 1991. A stronger national economy and economic development initiatives at the state and local level have kept the rate at or below 5.5% for the past three years, most recently 5.1% in June 1997. Per capital income was $19,687 in 1996, up from $18,612 in 1995.

  In the past, the State has experienced difficulty balancing its budget, but recent economic growth and moderate debt levels improve the Commonwealth's financial outlook. The Turnpike Authority remains the largest debt issuer with over $1.4 billion in bonds outstanding. The State Property and Building Authority had approximately $1.2 billion outstanding in variable and fixed rate leases at the end of fiscal year 1996. Higher education and student loans represent the third largest type of debt authorized by the Commonwealth with over $1 billion in par outstanding. Bonds secured by Commonwealth appropriations generally receive ratings of "A" or higher from the major rating services. All of Kentucky's general obligation debt matured in 1995.

FACTORS PERTAINING TO MICHIGAN

  Michigan's economy has improved significantly since the 1980's. Michigan's annual average unemployment rate in 1996 was 4.9%, compared to the national average of 5.4%. In fact, Michigan's unemployment rate in 1996 was at its lowest level since 1969. Michigan's per capita income has increased each year over the past decade, surpassing that of the nation's in 1994 after years of lagging the national average. 1996 per capita income was $24,810. Population has remained stable in the State, increasing by a negligible amount annually.

  The manufacturing industry and the presence of the "Big 3" automobile manufacturers are the primary influence in the economy. Despite recent strikes and lower automobile sales and profits, the positive economic impact of the manufacturing industry has contributed to tax base and job growth. Durable goods manufacturing wages and salaries have increased approximately 8.7% since 1991.

  As a result of strong economic growth, financial conditions have greatly improved since budget problems in the 1980's. Revenues increased 8.4% from fiscal year 1995 to fiscal year 1996, while expenditures increased only 7.2%. Michigan's financial highlight is the Counter-Cyclical Budget and Economic Stabilization Fund which reached a high of $1.1. billion in fiscal year 1996.

  Education in Michigan is a top priority. One of the state's most significant achievements was the enactment of Proposal A in 1994. In order to promote equality among school districts of varying wealth levels, funding for Michigan school districts shifted from local property taxes to state sales taxes. According to the fiscal year 1997 budget, 79% of students will enjoy per pupil spending at or above $5,445, compared to average spending of $5,090 per pupil prior to reform.

  Michigan's economic and financial improvements are reflected in the state's rating of Aa2/AA/AA by Moody's, S&P and Fitch, respectively. Moody's upgraded the state from A1 to Aa in July of 1995 and revised the rating to Aa2 in March of 1997.

FACTORS PERTAINING TO MISSOURI

  Missouri maintains a diversified economy, mirroring that of the nation. Although recent industry growth has shifted to services and tourism, defense and manufacturing are important elements of the state economy. McDonnell Douglas Corporation, one of the largest private employers in the state, employs approximately 25,000 people, with Chrysler and Ford each employing approximately 10,000 people.

  Population in Missouri has increased approximately 4.7% from 1990. The state's unemployment rate has steadily declined since the high of 6.7% in 1991. Unemployment rate for Missouri at the end of fiscal year 1996 was 4.6%, compared to the national average of 5.4%. Personal income increased over 7% during 1996 to $22,864, but is still at about 94% of the national average.

  Missouri retains substantial governmental balances through strategic budget management. The General Fund ending balance increased over 50% from fiscal year 1995 to fiscal year 1996. The State's unreserved fund balance in 1996 was $2.4 billion at fiscal year end, up 29% from fiscal year 1995. Tax revenues increased 5% from 1995 to 1996, contributing almost 59% of total governmental revenues. Primary state expenditures are divided between human services (45%) and education (30%).

  Although Missouri general obligation debt burden is low at only 1.4% of General Fund revenues, the state has expanded its use of lease financing. The Missouri School District Direct Deposit Program is one of the largest pooled issuers to come to market in recent years. Missouri's overall creditworthiness is reflected in its long-standing Aaa/AAA/AAA rating by Moody's, S&P, and Fitch, respectively.

FACTORS PERTAINING TO OHIO

  The Ohio economy has historically relied on durable goods manufacturing, but recent growth has brought healthy diversification. Two-thirds of the new jobs added to the Ohio economy over the period 1993 to 1996 were in services or retail trade. While manufacturing declined relative to other sectors, over 40,000 jobs were added, notably in rubber and plastics, primary metals, and fabricated metals. General economic activity tend to be more cyclical than in non-industrialized states, but during the current national expansion it has had positive implications in Ohio.

  For the entire period 1990-97, the State's unemployment rate ranked below the national average. The recession of the early 90's did not peak in Ohio until 1992 when unemployment hit 7.5%. Steady improvement since that time has put the rate between 4.5 and 5.0% for the last 36 months, most recently at 4.2% in June 1997. Personal income is approximately 97% of the national average, and was $23,537 in 1996.

  The State cannot by law operate with a deficit and has well-established procedures to ensure that appropriations and expenditures are matched by revenues from the General Revenue Fund. Economic growth has resulted in tax collections coming in well above budget providing more than $1 billion for the State to address school reform or provide tax relief. Moody's and Standard & Poors improved their ratings during the past year due to improved financial condition and the economic outlook of the State. Moody's gives Ohio general obligation bonds an Aa1 rating up from Aa, while S&P's given them an AA+ rating up from AA.

FACTORS PERTAINING TO WISCONSIN

  Wisconsin's economy is diverse and strong with non-agricultural employment evenly spread between the manufacturing, service and trade sectors. The State continues its efforts to attract new businesses with grants and loans for major development projects, labor training and technology development. Evidence of the State's economic boom is apparent as property values increased at close to 8.0% annually in each of the last 4 years and the median household income of $48,982 is 104% of the U.S. median, up from 97% nine years prior. Manufacturing remains a dominate sector at 24% and is currently a source of strength.

  The State's unemployment rate was 3.6% in June 1997. It has been below 4.0% for thirty consecutive months. Personal per capita income was $23,269 in 1996 about 96% of the national average.

  State general obligation's receive Aa2/AA rating from Moody's and Standard and Poors, respectively.

HEDGING AND OTHER DEFENSIVE ACTIONS

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

TEMPORARY INVESTMENTS

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Funds may invest in such other types of notes to the extent permitted under their investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                                     POSITIONS
                                    AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS               AGE  WITH TRUST              DURING PAST FIVE YEARS
----------------               ---  -----------             ----------------------
Timothy R. Schwertfeger*       48  Chairman and  Chairman since July 1, 1996 of The John
 333 West Wacker Drive              Trustee       Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                                Incorporated, Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.; prior
                                                  thereto Executive Vice President and
                                                  Director of The John Nuveen Company, John
                                                  Nuveen & Co. Incorporated, Nuveen Advisory
                                                  Corp. (since October 1992) and Nuveen
                                                  Institutional Advisory Corp. (since October
                                                  1992).
Anthony T. Dean*               52  President and President since July 1, 1996 of The John
 333 West Wacker Drive              Trustee       Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                                Incorporated, Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.; prior
                                                  thereto, Executive Vice President and
                                                  Director of The John Nuveen Company, John
                                                  Nuveen & Co. Incorporated, Nuveen Advisory
                                                  Corp. (since October 1992) and Nuveen
                                                  Institutional Advisory Corp. (since October
                                                  1992).
Robert P. Bremner              56  Trustee       Private Investor and Management Consultant.
 3725 Huntington Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown              63  Trustee       Retired (August 1989) as Senior Vice
 201 Michigan Avenue                              President of The Northern Trust Company.
 Highwood, IL 60040
Anne E. Impellizzeri           64  Trustee       President and Chief Executive Officer of
 3 West 29th Street                               Blanton-Peale Institute of Religion and
 New York, NY 10001                               Health.
Peter R. Sawers                64  Trustee       Adjunct Professor of Business and Economics,
 22 The Landmark                                  University of Dubuque, Iowa; Adjunct
 Northfield, IL 60093                             Professor, Lake Forest Graduate School of
                                                  Management, Lake Forest, Illinois; Chartered
                                                  Financial Analyst; Certified Management
                                                  Consultant.

                         POSITIONS
                        AND OFFICES               PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST               DURING PAST FIVE YEARS
----------------  ---   -----------              ----------------------
William J.        53  Trustee         Senior Partner, Miller-Valentine Partners,
 Schneider                             Vice President, Miller-Valentine Group.
 4000
 Miller-
 Valentine
 Ct.
 P.O. Box
 744
 Dayton, OH
 45401
Judith M.         49  Trustee         Executive Director, Gaylord and Dorothy
 Stockdale                             Donnelley Foundation (since 1994); prior
 One South                             thereto, Executive Director, Great Lakes
 Main                                  Protection Fund (from 1990 to 1994).
 Street
 Dayton, OH
 45402
Bruce P.          57  Executive       Executive Vice President of John Nuveen & Co.
 Bedford               Vice President  Incorporated, Nuveen Advisory Corp. and
 333 West                              Nuveen Institutional Advisory Corp. (since
 Wacker                                January 1997); prior thereto, Chairman and
 Drive                                 CEO of Flagship Resources Inc. and Flagship
 Chicago,                              Financial Inc. and the Flagship funds.
 IL 60606
Michael S.        40  Vice President  Vice President of Nuveen Advisory Corp.
 Davern                                (since January 1997); prior thereto, Vice
 One South                             President and Portfolio Manager of Flagship
 Main                                  Financial.
 Street
 Dayton, OH
 45402
William M.        32  Vice President  Vice President of Nuveen Advisory Corp.
 Fitzgerald                            (since December 1995); Assistant Vice
 333 West                              President of Nuveen Advisory Corp. (from
 Wacker                                September 1992 to December 1995), prior
 Drive                                 thereto, Assistant Portfolio Manager of
 Chicago,                              Nuveen Advisory Corp.
 IL 60606
Kathleen M.       50  Vice President  Vice President of John Nuveen & Co.
 Flanagan                              Incorporated, Vice President (since June
 333 West                              1996) of Nuveen Advisory Corp. and Nuveen
 Wacker                                Institutional Advisory Corp.
 Drive
 Chicago,
 IL 60606
J. Thomas         42  Vice President  Vice President of Nuveen Advisory Corp.
 Futrell
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
Richard A.        34  Vice President  Vice President of Nuveen Advisory Corp.
 Huber                                 (since January 1997); prior thereto Vice
 One South                             President and Portfolio Manager of Flagship
 Main                                  Financial.
 Street
 Dayton, OH
 45402
Steven J.         39  Vice President  Vice President of Nuveen Advisory Corp.
 Krupa
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
Anna R.           51  Vice President  Vice President of John Nuveen & Co.
 Kucinskis                             Incorporated.
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606

                        POSITIONS
                       AND OFFICES               PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST              DURING PAST FIVE YEARS
----------------  ---  -----------              ----------------------
Larry W.          46  Vice President Vice President, Assistant Secretary and
 Martin                               Assistant General Counsel of John Nuveen &
 333 West                             Co. Incorporated; Vice President (since May
 Wacker Drive                         1993) and Assistant Secretary of Nuveen
 Chicago, IL                          Advisory Corp.; Vice President (since May
 60606                                1993) and Assistant Secretary of Nuveen
                                      Institutional Advisory Corp.; Assistant
                                      Secretary of The John Nuveen Company (since
                                      February 1993).
Edward F.         32  Vice President Vice President (since September 1996),
 Neild, IV                            previously Assistant Vice President (since
 One South                            December 1993) of Nuveen Advisory Corp.,
 Main Street                          portfolio manager prior thereto; Vice
 Dayton, OH                           President (since September 1996), previously
 45402                                Assistant Vice President (since May 1995) of
                                      Nuveen Institutional Advisory Corp.,
                                      portfolio manager prior thereto.
Walter K.         48  Vice President Vice President of Nuveen Advisory Corp.
 Parker                               (since January 1997); prior thereto, Vice
 One South                            President and Portfolio Manager (since July
 Main Street                          1994) of Flagship Financial; Portfolio
 Dayton, OH                           Manager and CIO Trust Investor (between 1983
 45402                                and June 1994) for PNC Bank.
O. Walter         58  Vice President Vice President and Controller of The John
 Renfftlen                            Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                         Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
Thomas C.         46  Vice President Vice President of Nuveen Advisory Corp. and
 Spalding, Jr.                        Nuveen Institutional Advisory Corp.;
 333 West                             Chartered Financial Analyst.
 Wacker Drive
 Chicago, IL
 60606
H. William        63  Vice President Vice President and Treasurer of The John
 Stabenow                             Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                         Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
Jan E.            41  Vice President Vice President of Nuveen Advisory Corp.
 Terbrueggen                          (since January 1997); prior thereto, Vice
 One South                            President and Portfolio Manager of Flagship
 Main Street                          Financial.
 Dayton, OH
 45402
Gifford R.        41  Vice President Vice President, Assistant Secretary and
 Zimmerman             and Assistant  Associate General Counsel of John Nuveen &
 333 West              Secretary      Co. Incorporated; Vice President (since May
 Wacker Drive                         1993) and Assistant Secretary of Nuveen
 Chicago, IL                          Advisory Corp.; Vice President (since May
 60606                                1993) and Assistant Secretary of Nuveen
                                      Institutional Advisory Corp; Assistant
                                      Secretary of The John Nuveen Company (since
                                      May 1994).

  Anthony Dean, Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are also directors or trustees, as the case may be, of 42 other Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended May 31, 1997. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. Trustees Brown, Impellizzeri, Rosenheim and Sawers became trustees of this Trust on February 1, 1997.

                                                                     TOTAL
                                                   AGGREGATE      COMPENSATION
                                                 COMPENSATION    FROM TRUST AND
                                                FROM THE SERIES   FUND COMPLEX
      NAME OF TRUSTEE                            OF THIS TRUST  PAID TO TRUSTEES
      ---------------                           --------------- ----------------
      Robert P. Bremner........................     $6,136(1)       $25,333(1)
      Lawrence H. Brown........................     $1,828          $59,500
      Anne E. Impellizzeri.....................     $1,828          $59,500
      Margaret K. Rosenheim....................     $2,133(2)       $67,582(3)
      Peter R. Sawers..........................     $1,828          $59,500
      William J. Schneider.....................     $6,532(1)       $26,333(1)
      Judith M. Stockdale......................     $    0(4)       $     0(4)

--------

(1) Includes compensation received as a trustee of the Flagship Funds, for the period June 1, 1996 to January 31, 1997.

(2) Includes $60 in interest accrued on deferred compensation from prior years; former trustee, retired July 1997.

(3) Includes $1,582 in interest accrued on deferred compensation from prior years; former trustee, retired July 1997.

(4) Elected to the Board in July 1997.

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of September 4, 1997, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Kansas
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    15.17%
 Class A Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            PaineWebber for the benefit of            7.76
                            Sonya Ropfogel and Leonard
                            Ropfogel Ttees Leonard
                            Dated 8/20/81
                            155 N. Market, Suite 1000
                            Wichita KS 67202-1824

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Kansas
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    32.43%
 Class B Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            Prudential Securities Inc. FBO           16.25
                            Frank F. Castellano
                            Patricia J. Castellano JT TEN
                            14032 Hayes St.
                            Overland Park KS 66221-2013
                            Wedbush Morgan Securities                10.69
                            A/C 4291-5597
                            1000 Wilshire Blvd.
                            Los Angeles CA 90017-2457
                            Smith Barney Inc.                         6.33
                            00138429515
                            388 Greenwich Street
                            New York NY 10013-2375
Nuveen Flagship Kansas
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    65.08
 Class C Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            Paul C. Hartsock TOD                      9.70
                            Martha A. Tubbs
                            Paul B. Hartsock
                            John C. Hartsock
                            3200 Sommerset Dr
                            Prairie Village KS 66206-1139
                            John R. Burk TR                           6.60
                            Arthur Burk Trust
                            U/A DTD 7/20/81
                            HC 2 Box 60
                            McDonald KS 67745-9729
                            Edward D. Jones & Co. FAO                 6.37
                            Henry Robert Kircher
                            EDJ# 551-03167-1-3
                            PO Box 2500
                            Maryland Heights MD 63043-8500

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Kansas
 Municipal Bond Fund        Boston Financial Data Services           50.78
 Class R Shares............ Corp. Actions Audit Acct #2 442
                            Flagship Funds
                            2 Heritage Dr 8th Floor
                            N Quincy MA 02171-2144
                            Boston Financial Data Services           49.22%
                            Corp. Actions Audit Acct #1 442
                            Flagship Funds
                            2 Heritage Dr. 8th Floor
                            N Quincy MA 02171-2144
Nuveen Flagship Kentucky
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    10.48
 Class A Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
Nuveen Flagship Kentucky
 Municipal Bond Fund        Prudential Securities Inc. FBO           27.39
 Class B Shares............ Mayne Bush Jett
                            13 Deepwood Dr.
                            Lexington KY 40505-2105
                            Merrill Lynch, Pierce, Fenner & Smith    17.99
                            for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            Linda P. Harshberger                      8.22
                            6800 Fairway View Ct.
                            Prospect KY 40059-9477
                            NFSC FEBO CNM-256315                      7.21
                            Jeanne S. Baugher
                            2905 Sunnyfield Road
                            Louisville KY 40220-2841
                            Wheat First Securities, Inc.              6.73
                            A/C 5108-7552
                            Harriet F. Linn JT TEN
                            3051 Rio Dosa Dr. #146
                            Lexington KY 40509-1590
                            Smith Barney Inc.                         5.01
                            00170916122
                            388 Greenwich Street
                            New York NY 10013-2375

Nuveen Flagship Kentucky
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith     31.71
 Class C Shares.............  for the sole benefit of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E FL 3
                              Jacksonville FL 32246-6484
                                                                     PERCENTAGE
NAME OF FUND AND CLASS        NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------        -------------------------             ------------
Nuveen Flagship Kentucky
 Municipal Bond Fund          Ronald G. Barlow                          94.45
 Class R Shares.............  Nancy Barlow JT TEN
                              10136 Scale Rd.
                              Bentok KY 42025-6748
Nuveen Flagship Kentucky
 Limited Term Municipal Bond
 Fund                         Merrill Lynch, Pierce, Fenner & Smith     44.82%
 Class A Shares.............  for the sole benefit of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E FL 3
                              Jacksonville FL 32246-6484
                              Smith Barney Inc.                          5.91
                              00119016144
                              388 Greenwich Street
                              New York NY 10013-2375
Nuveen Flagship Kentucky
 Limited Term Municipal Bond
 Fund                         Merrill Lynch, Pierce, Fenner & Smith     34.84
 Class C Shares.............  for the sole benefit of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E FL 3
                              Jacksonville FL 32246-6484
                              Terry A. Meiners and                      11.05
                              Andrea Meiners JTWROS
                              11210 Bodley Dr.
                              Louisville KY 40223-1386
                              Dean Witter for the benefit of             5.56
                              Edwin Paul Lyon Jr and
                              Jo Ann Lyon Jtten
                              PO Box 266
                              Salyersville KY 41465-0266
Nuveen Flagship Kentucky
 Limited Term Municipal Bond
 Fund                         James O. Carroll                          99.33
 Class R Shares.............  Lucille Carroll JTWROS
                              6621 Astral Dr.
                              Louisville, KY 40258-3315

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Michigan
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    54.24
 Class A Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
Nuveen Flagship Michigan
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    13.97%
 Class B Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            PaineWebber FBO                          13.13%
                            Ann S Murray TEE
                            Ann S Murray Rev Liv Trust
                            UAD 2-8-95
                            745 Nightingale
                            Dearborn MI 48128-1530
                            Helen M Lardner TR                       10.72
                            Helen M Lardner Rev Trust
                            U/A Dtd 08/13/92
                            8235 B Dr N
                            Battle Creek MI 49014-8502
                            A S Arbury Jr                            10.29
                            Arbury Family Trust
                            U/A Dtd 2/23/95
                            3304 N Bent Oak Dr
                            Midland MI 48640-2379
                            PaineWebber FBO                           9.09
                            Frank I Baranik TTEE
                            Frank I Baranik Revocable
                            Living Trust Dtd 5/22/97
                            17220 Kinross Rd
                            Birmingham MI 48025-4133
                            Pamela C Shaberly                         6.46
                            David K Shaberly JTWROS
                            560 S Stoney Point Rd
                            Suttons Bay MI 49682-9575
                            Ross J Woodworth                          5.49
                            Karen Benton TRS
                            Karen Benton Rev Liv Trust
                            U/A Dtd 01/19/90
                            1093 Keele Ct
                            Oxford MI 48371-5901

                                                                              PERCENTAGE
NAME OF FUND AND CLASS              NAME AND ADDRESS OF OWNER                OF OWNERSHIP
----------------------              -------------------------                ------------
                                    Virgina Estes                                5.34%
                                    Ian McNaught
                                    JTWROS
                                    3575 Eastbourne
                                    Troy MI 48084-1107
Nuveen Flagship Michigan Municipal
 Bond Fund                          Merrill Lynch, Pierce, Fenner & Smith       65.95%
 Class C Shares...................  for the sole benefit of its customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr E FL 3
                                    Jacksonville FL 32246-6484
Nuveen Flagship Missouri Municipal
 Bond Fund                          Merrill Lynch, Pierce, Fenner & Smith       24.44
 Class A Shares...................  for the sole benefit of of its customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr E FL 3
                                    Jacksonville FL 32246-6484
Nuveen Flagship Missouri Municipal
 Bond Fund                          Merrill Lynch, Pierce, Fenner & Smith       37.66
 Class B Shares...................  for the sole benefit of its customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr E FL 3
                                    Jacksonville FL 32246-6484
                                    Carmella A Leonard Rev Trust                21.90
                                    Carmella A Leonard TTEE
                                    U/A Dtd 12-28-94
                                    13150 Olive Blvd
                                    St. Louis MO 63141-6154
                                    Alvin H Fahr                                16.14
                                    #3 Kennedy
                                    Prtg De Sioux MO 63373
                                    Rita H Stringham                             6.46
                                    John R Mouldoon
                                    Mary B Ganahl JTWROS
                                    #5 Roven Court Lake
                                    St Louis MO 63367
                                    Hal N Hunter III                             5.17
                                    545 Virginia St
                                    New Madrid MO 63869-1753
Nuveen Flagship Missouri Municipal
 Bond Fund                          Merrill Lynch, Pierce, Fenner & Smith       60.17
 Class C Shares...................  for the sole benefit of its customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr E FL 3
                                    Jacksonville FL 32246-6848

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Missouri
 Municipal Bond Fund        Todd Boehner                             90.56%
 Class R Shares............ 832 S Sappington Rd
                            Saint Louis MO 63126-1003
                            Mary Jo Mustello                          9.18
                            8320 NW Forest Dr
                            Weatherby Lake MO 64152
Nuveen Flagship Ohio
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    38.05
 Class A Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
Nuveen Flagship Ohio
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    22.07
 Class B Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            PaineWebber FBO                          11.75
                            Annette R Mongan
                            10220 Carriage Trail
                            Cincinnati OH 45242-4535
                            NFSC FEBO # MO6-022683                   10.06
                            Patricia M Calam
                            4013 Newcastle Dr
                            Sylvania OH 43560-3450
Nuveen Flagship Ohio
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    54.23
 Class C Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
Nuveen Flagship Wisconsin                                             9.11
 Municipal Bond Fund        Richard Teerlink
 Class A Shares............ Anna L Teerlink JTWROS
                            1765 Wedgewood Dr. W
                            Elm Grove, WI 53122-1056
                            Merrill Lynch, Pierce, Fenner & Smith     7.26
                            for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484

                                                                   PERCENTAGE
NAME OF FUND AND CLASS            NAME AND ADDRESS OF OWNER       OF OWNERSHIP
----------------------            -------------------------       ------------
Nuveen Flagship Wisconsin
 Municipal Bond Fund              Patrick H McNeill                  27.58%
 Class B Shares.................. Suzanne McNeill JTWROS
                                  2565 School Ln
                                  Green Bay WI 54313-8117
                                  Dean Witter FBO                    25.40
                                  Lorraine Suminski
                                  1121 North Waverly Pl
                                  Church St Station PO Box 250
                                  New York NY 10013-0250
                                  Evelyn J Peloquin CONSV            15.76
                                  E/O Loretta X Durch
                                  8151 210th St
                                  Cadott WI 54727-5517
                                  PaineWebber FBO                    13.93
                                  Karl G. Gierhahn
                                  3279 S Illinois Ave
                                  Milwaukee WI 53207-3032
                                  Frieda B John                       5.70
                                  1723 Huwboldt Ave
                                  Sheboygan WI 53081-6616
Nuveen Flagship Wisconsin
 Municipal Bond Fund              Affiliated Leasing Inc             62.47
 Class C Shares.................. PO Box 44509
                                  Madison WI 53744-4509
                                  Gerald F Tifft & Eileen F Tifft    18.04
                                  JTWROS
                                  2720 Jacquelyn Drive
                                  Madison WI 53711-5245
                                  Josephine A Schneider              15.82
                                  215 N Westfield St Apt 719
                                  Oshkosh WI 54901-4101
Nuveen Flagship Wisconsin
 Municipal Bond Fund              Elizabeth H Sohn TR                99.75
 Class R Shares.................. Elizabeth H Sohn Trust
                                  U/A Dtd 3/7/96
                                  N14651 Wintergreen Lake Rd
                                  Park Falls WI 54552-7069

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds except the Kentucky Limited Term Fund has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE FEE                                 MANAGEMENT FEE
---------------------------------                                 --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For assets over $2 billion.......................................  .4750 of 1%

  The Kentucky Limited Term Fund has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
-----------------------------                                     --------------
For the first $125 million.......................................  .4500 of 1%
For the next $125 million........................................  .4375 of 1%
For the next $250 million........................................  .4250 of 1%
For the next $500 million........................................  .4125 of 1%
For the next $1 billion..........................................  .4000 of 1%
For assets over $2 billion.......................................  .3750 of 1%

  Nuveen Advisory has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Ohio Fund in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 of 1% of average daily net asset value of any class of shares of the Fund.

  For all of the Funds, Nuveen Advisory has committed through at least 1998 to continue Flagship's general dividend-setting practices.

  For the last three fiscal years, the Funds paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, and beginning on February 1, 1997, to Nuveen Advisory, as follows:

                             MANAGEMENT FEES NET OF       FEE WAIVERS AND EXPENSE
                           EXPENSE REIMBURSEMENT PAID         REIMBURSEMENTS
                               FOR THE YEAR ENDED           FOR THE YEAR ENDED
                          ----------------------------- ---------------------------
                           5/31/95   5/31/96   5/31/97   5/31/95   5/31/96  5/31/97
                          --------- --------- --------- --------- --------- -------
Kansas Municipal Bond
 Fund...................        --     38,552   159,550   404,085   496,188 339,334
Kentucky Municipal Bond
 Fund...................    559,150   799,646 1,300,570 1,357,696 1,328,971 989,872
Kentucky Limited Term
 Municipal Bond Fund....        --      2,496       --        --     50,402 108,413
Michigan Municipal Bond
 Fund...................    729,008   873,242 1,194,710   626,290   586,307 378,083
Missouri Municipal Bond
 Fund...................    244,965   494,006   823,757   726,130   598,909 326,922
Ohio Municipal Bond
 Fund...................  1,926,295 1,899,111 2,430,648   375,587   522,006 355,267
Wisconsin Municipal Bond
 Fund...................        --        --        --     22,083   102,593 146,340

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $36 billion in tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $36 billion in tax-exempt securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the Exchange is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, for taxable years beginning on or before August 5, 1997, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). The short-short test will not be a requirement for qualification as a regulated investment company for taxable years beginning after August 5, 1997. Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, (i) gain on the sale of shares held for more than 18 months will generally be taxed at a maximum marginal rate of 20%, (ii) gain on the sale of shares held for more than one year but not more than 18 months will generally be taxed at a maximum marginal rate of 28%, and (iii) gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate on net income may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

KANSAS

  The following is a general, abbreviated summary of certain provisions of the applicable Kansas tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Kansas Fund. The foregoing summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Kansas Fund transactions.

  The following is based on the assumptions that the Kansas Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Kansas Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Kansas Fund's shareholders.

  The Kansas Fund will be subject to the Kansas corporate franchise tax and the Kansas corporate income tax only if it has a sufficient nexus with Kansas. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the Kansas Fund that are attributable to interest on any obligation of Kansas and its political subdivisions issued after December 31, 1987, and interest on certain such obligations issued before January 1, 1988, or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Kansas personal income tax or the Kansas corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Kansas personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Kansas Fund will be subject to the Kansas personal and corporate income taxes.

  Shares of the Kansas Fund may be subject to the Kansas inheritance tax and the Kansas estate tax if owned by a Kansas decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Kansas and local tax matters.

KENTUCKY

  The following is a general, abbreviated summary of certain provisions of the applicable Kentucky tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Kentucky Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Kentucky Funds.

  The following is based on the assumptions that the Kentucky Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause Kentucky Funds distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Kentucky Funds' shareholders.

  The Kentucky Funds will be subject to the Kentucky corporate income tax and the Kentucky corporation license tax only if they have a sufficient nexus with Kentucky. If they are subject to such taxes, they do not expect to pay a material amount of any such tax.

  Distributions from the Kentucky Funds that are attributable to interest on any obligation of Kentucky and its political subdivisions ("Kentucky Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Kentucky personal income tax or the Kentucky corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Kentucky personal and corporate income tax.

  Gain on the sale, exchange, or other disposition of shares of the Kentucky Funds will be subject to the Kentucky personal and corporate income taxes.

  Shares of the Kentucky Funds may be subject to the Kentucky inheritance tax and the Kentucky estate tax if owned by a Kentucky decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Kentucky and local tax matters.

MICHIGAN

  The following is a general, abbreviated summary of certain provisions of the applicable Michigan state tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Michigan Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Michigan Fund transactions.

  The following is based on the assumptions that the Michigan Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Michigan Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Michigan Fund's shareholders.

  The Michigan Fund will not be subject to the Michigan intangibles tax. The Michigan Fund will be subject to the Michigan single business tax only if it has a sufficient nexus with Michigan. If it is subject to the single business tax, it does not expect to pay a material amount of such tax.

  Distributions by the Michigan Fund attributable to interest on any obligation of Michigan and its political subdivisions ("Michigan Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Michigan personal income tax or the Michigan intangibles tax. In addition, under current administrative practice of the Michigan Department of Revenue, dividends attributable to gains realized from the sale or exchange of Federal Obligations will not be subject to the Michigan personal income tax or the Michigan intangible tax. All other distributions, including distributions attributable to capital gains (other than gains from Federal Obligations), will be subject to the Michigan income tax. Such other distributions also will be subject to the Michigan intangibles tax; however, under the current administrative practice of the Michigan Department of Revenue, capital gain dividends that are reinvested in Michigan Fund shares are not subject to such tax.

  If a shareholder subject to the Michigan single business tax receives distributions derived from interest on Michigan Obligations or sells or exchanges shares of the Michigan Fund, such events may affect its single business tax base.

  Gain on the sale, exchange, or other disposition of shares of the Michigan Fund will be subject to the Michigan personal income tax.

  Shares of the Michigan Fund may be subject to the Michigan estate tax if owned by a Michigan decedent at the time of death.

  Shareholders should note that the Michigan intangibles tax is repealed effective January 1, 1998.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Michigan and local tax matters, particularly with regard to the Michigan single business tax.

MISSOURI

  The following is a general, abbreviated summary of certain provisions of the applicable Missouri tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Missouri Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Missouri Fund transactions.

  The following is based on the assumptions that the Missouri Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Missouri Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Missouri Fund's shareholders.

  The Missouri Fund will be subject to the Missouri corporate franchise tax and the Missouri corporate income tax only if it has a sufficient nexus with Missouri. If it is subject to such taxes, it does not expect to pay a material amount with respect to either tax.

  Distributions by the Missouri Fund that are attributable to interest on obligations of Missouri and its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Missouri personal income tax or the Missouri corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Missouri personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Missouri Fund will be subject to the Missouri personal income tax and the Missouri corporate income tax.

  Shares of the Missouri Fund may be subject to the Missouri estate tax if owned by a Missouri decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Missouri and local tax matters.

OHIO

  The following is a general, abbreviated summary of certain provisions of the applicable Ohio tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Ohio Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Ohio Fund transactions.

  The following is based on the assumptions that the Ohio Fund will qualify under Subchapter M of the Code as a regulated investment company and under Ohio law as a qualified investment trust, that it will file any report that may be required of it under the Ohio Revised Code, that it will satisfy the conditions which will cause Ohio Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Ohio Fund's shareholders.

  The Ohio Fund is not subject to Ohio taxes.

  Distributions by the Ohio Fund attributable to interest on or gain from the sale of any interest-bearing obligation of Ohio and its political subdivisions ("Ohio Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Ohio personal income tax. All other distributions, including distributions attributable to capital gains (other than capital gains on Ohio Obligations), will be subject to the Ohio personal income tax.

  In computing their Ohio corporation franchise tax on the net income basis, shareholders will not be subject to tax on the portion of distributions by the Ohio Fund that is attributable to interest on or gain from the sale of Ohio Obligations, interest on similar obligations of other states or their political subdivisions, or interest on Federal Obligations. In computing their corporate franchise tax on the net worth basis, shareholders must include in their tax base their shares of the Ohio Fund.

  Gain on the sale, exchange or other disposition of shares of the Ohio Fund will be subject to the Ohio personal income tax and to the Ohio corporation franchise tax.

  Shares of the Ohio Fund may be subject to the Ohio estate tax if owned by an Ohio decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Ohio and local tax matters.

WISCONSIN

  The following is a general, abbreviated summary of certain provisions of the applicable Wisconsin tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Wisconsin Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Wisconsin Fund transactions.

  The following is based on the assumptions that the Wisconsin Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Wisconsin Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Wisconsin Fund's shareholders.

  The Wisconsin Fund will be subject to the Wisconsin corporate franchise tax or the corporate income tax only if it has a sufficient nexus with Wisconsin. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the Wisconsin Fund that are attributable to interest earned on any obligations of Wisconsin and its political subdivisions that are exempt from the Wisconsin personal income tax under Wisconsin law or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Wisconsin personal income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Wisconsin personal income tax.

  All Wisconsin Fund distributions to corporate shareholders, regardless of source, will be subject to the Wisconsin corporate franchise tax.

  Gain on the sale, exchange, or other disposition of shares of the Wisconsin Fund will be subject to the Wisconsin personal income and corporate franchise taxes.

  Shares of the Wisconsin Fund may be subject to the Wisconsin estate tax if owned by a Wisconsin decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Wisconsin state and tax maters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                     cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20% (2.5% for the Kentucky Limited Term Fund).

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                                AS OF MAY 31, 1997
                                    ------------------------------------------
                                           COMBINED FEDERAL       TAXABLE
                                    YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                    ----- ------------------- ----------------
     Kansas Municipal Bond Fund
       Class A Shares.............. 5.07%        44.5%              9.14%
       Class B Shares.............. 4.55%        44.5%              8.20%
       Class C Shares.............. 4.74%        44.5%              8.54%
       Class R Shares.............. 5.78%        44.5%             10.41%
     Kentucky Municipal Bond Fund
       Class A Shares.............. 4.88%        43.0%              8.56%
       Class B Shares.............. 4.35%        43.0%              7.63%
       Class C Shares.............. 4.54%        43.0%              7.96%
       Class R Shares.............. 5.29%        43.0%              9.28%
     Kentucky Limited Term
     Municipal Bond Fund
       Class A Shares.............. 4.69%        43.0%              8.23%
       Class C Shares.............. 4.45%        43.0%              7.81%
       Class R Shares.............. 5.10%        43.0%              8.95%
     Michigan Municipal Bond Fund
       Class A Shares.............. 4.52%        43.0%              7.93%
       Class B Shares.............. 3.98%        43.0%              6.98%
       Class C Shares.............. 4.18%        43.0%              7.33%
       Class R Shares.............. 4.92%        43.0%              8.63%
     Missouri Municipal Bond Fund
       Class A Shares.............. 4.95%        43.0%              8.68%
       Class B Shares.............. 4.43%        43.0%              7.77%
       Class C Shares.............. 4.62%        43.0%              8.11%
       Class R Shares.............. 5.37%        43.0%              9.42%
     Ohio Municipal Bond Fund
       Class A Shares.............. 4.40%        44.0%              7.86%
       Class B Shares.............. 3.84%        44.0%              6.86%
       Class C Shares.............. 4.04%        44.0%              7.21%
       Class R Shares.............. 4.79%        44.0%              8.55%
     Wisconsin Municipal Bond Fund
       Class A Shares.............. 5.35%        44.0%              9.55%
       Class B Shares.............. 4.84%        44.0%              8.64%
       Class C Shares.............. 5.03%        44.0%              8.98%
       Class R Shares.............. 5.79%        44.0%             10.34%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields table in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20% (2.5% for the Kentucky Limited Term Municipal Bond Fund), were as follows:

                                                      DISTRIBUTION RATES
                                                -------------------------------
                                                CLASS A CLASS B CLASS C CLASS R
                                                ------- ------- ------- -------
      Kansas Municipal Bond Fund...............  4.92%   4.42%   4.58%   5.32%
      Kentucky Municipal Bond Fund.............  5.15%   4.62%   4.84%   5.58%
      Kentucky Limited Term Municipal Bond
       Fund....................................  4.32%     N/A   4.13%   4.63%
      Michigan Municipal Bond Fund ............  5.01%   4.47%   4.69%   5.42%
      Missouri Municipal Bond Fund.............  4.97%   4.44%   4.64%   5.39%
      Ohio Municipal Bond Fund.................  5.11%   4.57%   4.80%   5.53%
      Wisconsin Municipal Bond Fund............  4.94%   4.40%   4.59%   5.34%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for Class A Shares of each fund reflect actual performance for all periods. For the Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin Funds, Classes B, C and R, total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to inception, adjusted for the differences in sales charges (and for Classes B and C, fees) between the classes. For the Kentucky Limited Term, Class C total returns reflect actual performance for all periods and Class R total returns reflect actual performance for periods since class inception, and Class A performance for all periods prior to class inception, adjusted for the differences in sales charges between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               INCEPTION DATES
                                                              ------------------
   Kansas Municipal Bond Fund
     Class A Shares.......................................... January 9, 1992
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... February 1, 1997
     Class R Shares.......................................... February 1, 1997
   Kentucky Municipal Bond Fund
     Class A Shares.......................................... May 4, 1987
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... October 4, 1993
     Class R Shares.......................................... February 1, 1997
   Kentucky Limited Term Municipal Bond Fund
     Class A Shares.......................................... September 14, 1995
     Class C Shares.......................................... September 14, 1995
     Class R Shares.......................................... February 1, 1997
   Michigan Municipal Bond Fund
     Class A Shares.......................................... June 27, 1985
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... June 22, 1993
     Class R Shares.......................................... February 1, 1997
   Missouri Municipal Bond Fund
     Class A Shares.......................................... August 3, 1987
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... February 2, 1994
     Class R Shares.......................................... February 1, 1997
   Ohio Municipal Bond Fund
     Class A Shares.......................................... June 27, 1985
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... August 3, 1993
     Class R Shares.......................................... February 1, 1997
   Wisconsin Municipal Bond Fund
     Class A Shares.......................................... June 1, 1994
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... February 1, 1997
     Class R Shares.......................................... February 1, 1997

  The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods (as applicable) ended May 31, 1997 and for the period from inception through May 31, 1997, respectively, were:

                                             ANNUAL TOTAL RETURNS
                             -----------------------------------------------------
                               ONE YEAR    FIVE YEARS   TEN YEARS   FROM INCEPTION
                                ENDED        ENDED        ENDED        THROUGH
                             MAY 31, 1997 MAY 31, 1997 MAY 31, 1997  MAY 31, 1997
                             ------------ ------------ ------------ --------------
   Kansas Municipal Bond
    Fund
     Class A Shares........     4.62%        6.06%        N/A           6.06%
     Class B Shares........     3.93%        6.10%        N/A           6.05%
     Class C Shares........     8.98%        6.64%        N/A           6.57%
     Class R Shares........     9.58%        7.05%        N/A           6.98%
   Kentucky Municipal Bond
    Fund
     Class A Shares........     3.34%        6.15%        7.86%         7.62%
     Class B Shares........     3.30%        6.32%        7.85%         7.61%
     Class C Shares........     7.29%        6.46%        7.73%         7.48%
     Class R Shares........     7.75%        7.04%        8.31%         8.07%
   Kentucky Limited Term
    Municipal Bond Fund
     Class A Shares........     3.31%        N/A          N/A           4.22%
     Class C Shares........     5.64%        N/A          N/A           5.45%
     Class R Shares........     6.02%        N/A          N/A           5.80%
   Michigan Municipal Bond
    Fund
     Class A Shares........     3.87%        5.97%        7.63%         8.01%
     Class B Shares........     3.94%        6.16%        7.63%         8.00%
     Class C Shares........     7.84%        6.21%        7.46%         7.77%
     Class R Shares........     8.49%        6.89%        8.10%         8.40%
   Missouri Municipal Bond
    Fund
     Class A Shares........     3.74%        6.01%        N/A           7.26%
     Class B Shares........     3.63%        6.17%        N/A           7.25%
     Class C Shares........     7.80%        6.34%        N/A           7.14%
     Class R Shares........     8.34%        6.93%        N/A           7.73%
   Ohio Municipal Bond Fund
     Class A Shares........     2.87%        5.52%        7.47%         7.77%
     Class B Shares........     2.73%        5.67%        7.47%         7.77%
     Class C Shares........     6.80%        5.85%        7.35%         7.57%
     Class R Shares........     7.45%        6.44%        7.94%         8.17%
   Wisconsin Municipal Bond
    Fund
     Class A Shares........     2.89%        N/A          N/A           4.51%
     Class B Shares........     2.98%        N/A          N/A           4.28%
     Class C Shares........     7.20%        N/A          N/A           5.70%
     Class R Shares........     7.67%        N/A          N/A           6.11%

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods (as applicable) ended May 31, 1997, and for the period since inception through May 31, 1997, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                             CUMULATIVE TOTAL RETURNS
                            -----------------------------------------------------------
                              ONE YEAR     FIVE YEARS     TEN YEARS         FROM
                                ENDED         ENDED         ENDED     INCEPTION THROUGH
                            MAY 31, 1997  MAY 31, 1997  MAY 31, 1997    MAY 31, 1997
                            ------------- ------------- ------------- -----------------
   Kansas Municipal Bond
    Fund
     Class A Shares........     4.62%        34.23%        N/A              37.35%
     Class B Shares........     3.93%        34.45%        N/A              37.28%
     Class C Shares........     8.98%        37.92%        N/A              40.91%
     Class R Shares........     9.58%        40.59%        N/A              43.86%
   Kentucky Municipal Bond
    Fund
     Class A Shares........     3.34%        34.74%        113.13%         108.46%
     Class B Shares........     3.30%        35.87%        112.96%         108.29%
     Class C Shares........     7.29%        36.73%        110.46%         105.75%
     Class R Shares........     7.75%        40.49%        122.23%         117.36%
   Kentucky Limited Term
    Municipal Bond Fund
     Class A Shares........     3.31%        N/A           N/A               7.33%
     Class C Shares........     5.64%        N/A           N/A               9.50%
     Class R Shares........     6.02%        N/A           N/A              10.14%
   Michigan Municipal Bond
    Fund
     Class A Shares........     3.87%        33.61%        108.69%         150.59%
     Class B Shares........     3.94%        34.84%        108.56%         150.45%
     Class C Shares........     7.84%        35.12%        105.40%         143.96%
     Class R Shares........     8.49%        39.56%        117.98%         161.75%
   Missouri Municipal Bond
    Fund
     Class A Shares .......     3.74%        33.89%        N/A              99.09%
     Class B Shares........     3.63%        34.91%        N/A              98.93%
     Class C Shares........     7.80%        35.99%        N/A              96.93%
     Class R Shares........     8.34%        39.83%        N/A             107.92%

                                              CUMULATIVE TOTAL RETURNS
                             -----------------------------------------------------------
                               ONE YEAR     FIVE YEARS     TEN YEARS         FROM
                                 ENDED         ENDED         ENDED     INCEPTION THROUGH
                             MAY 31, 1997  MAY 31, 1997  MAY 31, 1997    MAY 31, 1997
                             ------------- ------------- ------------- -----------------
   Ohio Municipal Bond Fund
     Class A Shares .......      2.87%        30.79%        105.61%         144.19%
     Class B Shares........      2.73%        31.76%        105.44%         143.98%
     Class C Shares........      6.80%        32.86%        103.23%         138,74%
     Class R Shares........      7.45%        36.61%        114.76%         155.06%
   Wisconsin Municipal Bond
    Fund
     Class A Shares .......      2,89%        N/A           N/A              14.14%
     Class B Shares........      2.98%        N/A           N/A              13.38%
     Class C Shares........      7.20%        N/A           N/A              18.07%
     Class R Shares........      7.67%        N/A           N/A              19.44%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 44.5% maximum marginal federal tax rate for 1997, the annual taxable equivalent total return for the Kansas Municipal Bond Fund, Class A Shares, for the five-year period ended May 31, 1997 was 11.58%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARE PURCHASE AVAILABILITY

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Unit Trust or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Unit Trust Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various unit trusts sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A shares of any particular Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 621-7227.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $1 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

In addition, purchasers of Nuveen unit trusts may reinvest their distributions from such unit trusts in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 621-7227.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen Money Market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 12% of the original investment amount. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen mutual funds during specified time periods.

  To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen Money Market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust IV, dated February 1, 1997 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen (or Flagship Financial, Inc., which Nuveen acquired on January 1, 1997) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                YEAR ENDED               YEAR ENDED               YEAR ENDED
                               MAY 31, 1997             MAY 31, 1996             MAY 31, 1995
                         ------------------------ ------------------------ ------------------------
                          AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                         UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                         COMMISSIONS    NUVEEN    COMMISSIONS   FLAGSHIP   COMMISSIONS   FLAGSHIP
FUND                     ------------ ----------- ------------ ----------- ------------ -----------
Kansas Fund.............      222          31          251          35          384          51
Kentucky Fund...........    1,046         143        1,057         145        1,304         174
Kentucky Limited Fund...       24           5           23           4          --          --
Michigan Fund...........      529          71          553          76          594          81
Missouri Fund...........      456          61          632          87          892         120
Ohio Fund...............      871         121          931         124        1,066         141
Wisconsin Fund..........      111          14          170          21          272          24

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended May 31, 1997, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. Prior to February 1, 1997, the service fee for the Michigan Municipal Bond Fund and the Ohio Municipal Bond Fund was .25% for both Class A and Class C Shares and the distribution fee was .75% for Class C Shares. Prior to February 1, 1997, the service fee for the Kansas Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Kentucky Limited Term Municipal Bond Fund, the Missouri Municipal Bond Fund, and the Wisconsin Municipal Bond Fund was .20% for Class C Shares and the distribution fee for Class A Shares was .40% and .75% for the Class C Shares (.50% for the Kentucky Limited Term Fund Class C Shares). Thereafter, for all of the Funds the service fees for Class A and Class C Shares was .20% and the distribution fee for Class C Shares was .55% (.35% for the Kentucky Limited Term Fund Class C Shares).

                                                           COMPENSATION PAID TO
                                                          AUTHORIZED DEALERS FOR
                                                            END OF FISCAL 1997
                                                          ----------------------
Kansas Municipal Bond Fund
  Class A................................................       $  323,831
  Class B................................................       $      820
  Class C................................................       $      151
Kentucky Municipal Bond Fund
  Class A................................................       $1,412,563
  Class B................................................       $      767
  Class C................................................       $  207,708
Kentucky Limited Municipal Bond Fund
  Class A................................................       $   27,603
  Class C................................................       $   11,581
Michigan Bond Fund
  Class A................................................       $  850,624
  Class B................................................       $      586
  Class C................................................       $  374,088
Missouri Municipal Bond Fund
  Class A................................................       $  721,606
  Class B................................................       $      521
  Class C................................................       $   60,926
Ohio Municipal Bond Fund
  Class A................................................       $1,505,646
  Class B................................................       $    2,523
  Class C................................................       $  341,522
Wisconsin Municipal Bond Fund
  Class A................................................       $   44,299
  Class B................................................       $       27
  Class C................................................       $       50

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Deloitte & Touche LLP, independent auditors, 1700 Courthouse Plaza N.E., Dayton, Ohio 45402 has been selected as auditors for all the Funds. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those auditors in giving their reports.

  The custodian of the Funds' assets is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports and are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

APPENDIX A

RATINGS OF INVESTMENTS

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

NUVEEN
Municipal
Bond Funds


May 31, 1997

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.


Kansas



[PHOTO APPEARS HERE]

                         Contents




                         1  Dear Shareholder

                         3  Answering Your Questions

                         6  Kansas Overview

                         9  Financial Section

                        27  Shareholder Meeting Report

                        31  Shareholder Information

                        32  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger

It's a pleasure to report to you on the performance of the Nuveen Flagship Kansas Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 9.21% for Class A shares, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) outpaced the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.30% for Class A shares. To match this yield, investors in the 35.5% combined federal and state income tax bracket would have had to earn at least 8.22% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation-as well as attractive yields-have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997


"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."

Answering Your Questions

[PHOTO OF TED NEILD APPEARS HERE]
Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

What are the investment objectives of the fund?
The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

What is your strategy for meeting these objectives?
To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

What key economic factors affected the fund's performance during the year? The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."

operating in a healthy supply environment, where securities were available as needed.

Given this market environment, how did the fund perform?

The Kansas Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 9.21% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked number one among nine Kansas municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service. Steady demand, coupled with tight supply, caused munis to outperform Treasury securities over the 12-month period.

What strategies did you employ to add value?

During periods of rising interest rates -- like we experienced during the first quarter of 1997 -- the fund swapped out of bonds held at a loss and into similar bonds trading at discounts in the secondary market. This provided reduced capital gains on the fund and furthered the fund's objective of providing superior after-tax total return. We also sold high-coupon, pre-refunded securities at a gain and reinvested the proceeds in longer maturity bonds, allowing us to align the fund with the original maturity profile in the prospectus. Without this recycling process, the distribution yield would be at risk as higher coupon bonds are called away from the portfolio.

What is the current status of Kansas' municipal market?

New municipal bond issue volume over the first half of the year was 18% higher than in 1996, but the overall amount of new bond issuance remains relatively low. Credit quality remains very high in Kansas among municipalities and agencies of the state due largely to a healthy economy, low debt and fiscal control. Aircraft manufacturing, health services and retail trade have contributed to job growth in the past year. While agriculture is no longer a major source of employment, the state's farming sector remains a leading producer on a global scale.

What is the current outlook for the municipal market as a whole?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market will continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

Kansas
Overview


Credit Quality
-----------------------------

[PIE CHART APPEARS HERE]
-----------------------------

BBB/NR 5%
A 17%
AA 23%
AAA/Pre-refunded 55%
=============================

Diversification
-----------------------------

[PIE CHART APPEARS HERE]
-----------------------------
General Obligations 8%
Utilities 11%
Other 1%
Tax Revenue 15%
Pollution Control 9%
Hospitals 22%
Water & Sewer 4%
Housing Facilities 21%
Escrowed Bonds 9%
-----------------------------


Fund Highlights
==================================================================================
Share Class                                        A        B        C         R

Inception Date                                  1/92     2/97     2/97      2/97
----------------------------------------------------------------------------------
Net Asset Value (NAV)                         $10.19   $10.13   $10.21    $10.22
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Total Net Assets ($000)                                                  $96,587
----------------------------------------------------------------------------------
Average Weighted Maturity (years)                                          21.13
----------------------------------------------------------------------------------
Duration (years)                                                            8.75
----------------------------------------------------------------------------------

Annualized Total Return/1/
==================================================================================
Share Class                          A(NAV)  A(Offer)        B        C         R

1-Year                                9.21%     4.62%    8.46%    8.98%     9.58%
----------------------------------------------------------------------------------
5-Year                                6.98%     6.06%    6.36%    6.64%     7.05%
----------------------------------------------------------------------------------
Life of Fund                          6.91%     6.06%    6.20%    6.57%     6.98%
----------------------------------------------------------------------------------

Tax-Free Yields
==================================================================================
Share Class                          A(NAV)  A(Offer)        B        C         R

Dist Rate                             5.13%     4.92%    4.42%    4.58%     5.32%
----------------------------------------------------------------------------------
SEC 30-Day Yld                        5.30%     5.08%    4.56%    4.76%     5.78%
----------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  8.22%     7.88%    7.07%    7.38%     8.96%
----------------------------------------------------------------------------------

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 3.93%, 6.10%, and 6.20%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate for taxpayers filing jointly of 35.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                      Nuveen Flagship Kansas Municipal Bond Fund
                                                      May 31, 1997 Annual Report


* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

Index Comparison*

[LINE CHART APPEARS HERE]

                   Lehman Brothers        Nuveen Flagship Kansas       Nuveen Flagship Kansas
                 Municipal Bond Index    Municipal Bond Fund (NAV)   Municipal Bond Fund (Offer)
------------------------------------------------------------------------------------------------
January 1992           10000                      10000                        9580
    May 1992           10119                      10094.6                      9670.58
    May 1993           11399.1                    11568.5                     11082.6
    May 1994           11644.7                    11565.3                     11079.6
    May 1995           12419.4                    12295.2                     11778.8
    May 1996           13406.7                    13068.8                     12519.9
    May 1997           14419.1                    14108.2                     13515.7
   June 1997           14635.4                    14337.5                     13735.3

Lehman Brothers Municipal Bond Index                   $14,635
Nuveen Flagship Kansas Municipal Bond Fund (NAV)       $14,337
Nuveen Flagship Kansas Municipal Bond Fund (Offer)     $13,735

Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

     June 1996     0.0491
     July 1996     0.05073
   August 1996     0.05073
September 1996     0.04869
  October 1996     0.05031
 November 1996     0.04869
 December 1996     0.05031
  January 1997     0.05045
 February 1997     0.0495
    March 1997     0.0495
    April 1997     0.0495
      May 1997     0.0495

                    Financial Section


                        Contents

                    10  Portfolio of Investments

                    15  Statement of Net Assets

                    16  Statement of Operations

                    17  Statement of Changes in Net Assets

                    18  Notes to Financial Statements

                    24  Financial Highlights

                    26  Independent Auditors' Report

Portfolio of Investments
Nuveen Flagship Kansas

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Escrowed to Maturity -- 7.2%

          $12,475,000    Johnson County Kansas Residual Revenue Refunding,     No Opt. Call         Aaa   $5,520,312
                           0.000%, 5/01/12

            2,120,000    Reno County and Labette County Kansas, Single         No Opt. Call         AAA      737,357
                           Family Mortgage Revenue, Capital Accumulator,
                           Series A, 1983, 0.000%, 12/01/15

            2,095,000    Reno, Sedgwick and Finney Counties, Kansas, Single    No Opt. Call         AAA      721,497
                           Family Mortgage Revenue, Multiple Originators and
                           Services, Series A, 0.000%, 4/01/16
--------------------------------------------------------------------------------------------------------------------
                         Hospitals -- 21.5%

                         Kansas State Development Finance Authority, Health
                         Facilities Revenue Refunding, Stormont, Vail
                         Healthcare Inc., Series F:
            2,815,000      5.800%, 11/15/16                                    11/06 at 100         AAA    2,871,356
            3,380,000      5.800%, 11/15/21                                    11/06 at 100         AAA    3,430,261

                         Kansas State Development Finance Authority, Health
                         Facilities Revenue, Stormont, Vail Healthcare Inc.,
                         Series G:
              750,000      5.800%, 11/15/16                                    11/06 at 100         AAA      765,015
            2,150,000      5.800%, 11/15/21                                    11/06 at 100         AAA    2,181,971

                         Kansas State Development Finance Authority, Health
                         Facilities Revenue, Hays Medical Center Inc.,
                         Series B:
            3,500,000      5.500%, 11/15/17                                    11/07 at 100         Aaa    3,472,315
            2,000,000      5.500%, 11/15/22                                    11/07 at 100         Aaa    1,963,660

                         Lawrence, Kansas, Hospital Revenue, Lawrence
                         Memorial Hospital:
            1,075,000      6.200%, 7/01/14                                      7/04 at 100          A3    1,113,195
              400,000      6.200%, 7/01/19                                      7/04 at 100          A3      411,620

              100,000    Puerto Rico Industrial, Tourist, Educational, Medical  7/05 at 102         AAA      105,258
                           and Environmental Control Facilities, Financing
                           Authority Hospital Revenue, Hospital Auxilio Mutuo
                           Obligation Group, Series A, 6.250%, 7/01/24

            1,400,000    Wichita, Kansas, Hospital Revenue, Refunding and      10/02 at 102         AAA    1,477,238
                           Improvement, St. Francis, Series A,
                           6.250%, 10/01/10

            2,250,000    Wichita, Kansas, CSJ Health System Revenue, Series    11/01 at 102          A+    2,527,335
                           XXV, 7.200%, 10/01/15

              450,000    Wichita, Kansas, CSJ Health System Revenue, Wichita   11/01 at 102          A+      479,277
                           Inc., 7.000%, 11/15/18

                                                                                          Nuveen Municipal Bond Fund
                                                                                          May 31, 1997 Annual Report


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Housing/Multi Family -- 13.3%

           $  990,000    Kansas City,Kansas, Multifamily Housing Revenue        7/01 at 100         AAA   $1,010,057
                           Refunding, Mortgage Loan Rainbows TWRS Project,
                           6.700%, 7/01/23

                         Kansas State Development Finance Authority,
                           Multifamily, Housing Revenue, Park Apartments
                           Project, Series L:
              325,000      5.700%, 12/01/09                                     6/06 at 100         AAA      325,471
              665,000      5.900%, 12/01/14                                     6/06 at 100         AAA      666,915
            1,150,000      6.000%, 12/01/21                                     6/06 at 100         AAA    1,152,473

                         Lenexa, Kansas, Multifamily Housing Revenue
                         Refunding, Barrington Park Apartments Project,
                         Series A:
              445,000      6.300%, 2/01/09                                      2/03 at 102          AA      461,639
              475,000      6.400%, 2/01/10                                      2/03 at 102          AA      492,694
            2,000,000      6.450%, 2/01/18                                      2/03 at 102          AA    2,063,140
            1,000,000      6.500%, 2/01/23                                      2/03 at 102          AA    1,024,720

            1,000,000    Olathe, Kansas,Multifamily Housing Revenue             6/04 at 102         AAA    1,033,060
                           Refunding, Deerfield Apartments Project, Series A,
                           6.450%, 6/01/19

                         Wichita, Kansas, Multifamily Housing Revenue
                         Refunding,Shores Apartments Project, Series XI,
                         Series A:
            1,500,000      6.700%, 4/01/19                                      4/09 at 102          AA    1,575,960
            2,000,000      6.800%, 4/01/24                                      4/09 at 102          AA    2,104,460

              900,000    Wichita, Kansas, Multifamily Housing Revenue,         11/05 at 102           A      901,395
                           Brentwood Apartments, Series IX, Series A,
                           5.850%, 12/01/25
--------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- 7.4%

               25,000    Hutchinson, Kansas, Single Family Mortgage Revenue     6/02 at 103           A       25,849
                           Refunding, 6.500%, 12/01/09

            2,675,000    Kansas City, Kansas, Mortgage Revenue,                 5/05 at 103         Aaa    2,667,350
                           5.900%, 11/01/27

              645,000    Olathe Labette County, Kansas, Single Family           2/05 at 105         Aaa      713,544
                           Mortgage Revenue Refunding, Collateralized,
                           Series C and I, 7.800%, 2/01/25

            2,075,000    Sedgwick County, Kansas, Mortgage Loan Revenue,        6/99 at 103         AAA    2,192,175
                           Series A, 7.875%. 12/01/21

Portfolio of Investments
Nuveen Flagship Kansas -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- continued

           $1,400,000    Sedgwick County, Kansas, Single Family Mortgage       11/04 at 105         Aaa   $1,542,212
                           Revenue Refunding, Collateralized, Series A, III,
                           8.125%, 5/01/24
--------------------------------------------------------------------------------------------------------------------
                         Industrial Development and Pollution Control -- 8.4%

            4,550,000    Clearwater, Kansas, Pollution Control Revenue          1/02 at 101         AA-    4,774,634
                           Refunding, Vulcan Materials Company,
                           6.375%, 2/01/12

            1,000,000    Dodge City, Kansas, Pollution Control Revenue          5/02 at 102         Aa3    1,099,770
                           Refunding, Excel Corporation Project/Cargill,
                           6.625%, 5/01/05

            1,500,000    Puerto Rico Ports Authority, Revenue, Special          6/06 at 102        BBB-    1,532,310
                           Facilities, American Airlines, Series A, 6.250%,
                           6/01/26

              650,000    Wichita, Kansas, Airport Authority, Airport            3/02 at 102          AA      713,590
                           Facilities Revenue Refunding, Wichita Airport Hotel
                           Association, 7.000%, 3/01/05
--------------------------------------------------------------------------------------------------------------------
                         Municipal Appropriation Obligations -- 1.5%

              275,000    Cowley County, Kansas, Community College,              3/00 at 101           A      289,361
                           Certificates of Participation, Arts Science and
                           Technology Building, 7.000%, 3/01/12

            1,050,000    Kansas State Development Finance Authority, Revenue,  12/00 at 102         N/R    1,124,361
                           Highway Patrol Central Training Facility, Series T,
                           6.600%, 12/01/07
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/ Utility -- 11.2%

            1,500,000    Gardner, Kansas Electric Utility Revenue Refunding,   11/01 at 101         N/R    1,616,340
                           7.000%, 11/01/09

                         Kansas City, Kansas, Utility System Revenue,
                         Refunding and Improvement:
            2,500,000      6.250%, 9/01/14                                      9/04 at 102         AAA    2,685,875
            1,650,000      6.375%, 9/01/23                                      9/04 at 102         AAA    1,768,883

                         PuertoRico Electric Power Authority, Formerly Puerto
                         Rico Commonwealth Water Resource Authority,
                         Series T:
              215,000      6.125%, 7/01/08                                      7/04 at 102        BBB+      229,807
              150,000      6.000%, 7/01/16                                      7/04 at 102        BBB+      152,457

            1,650,000    Puerto Rico Electric Power Authority, Formerly Puerto  7/07 at 101 1/2     AAA    1,609,097
                           Rico Commonwealth Water Resource Authority,
                           Series Aa, 5.375%, 7/01/27

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

Principal                                                                 Optional Call                     Market
Amount       Description                                                    Provisions*    Ratings**         Value
------------------------------------------------------------------------------------------------------------------
             Municipal Revenue/Utility -- continued

$5,000,000   Puerto Rico Electric Power Authority, Formerly                No Opt. Call         AAA    $1,681,400
               Puerto Rico Commonwealth Water Resource
               Authority, Capital Appreciation, Series O,
               0.000%, 7/01/17

 1,050,000   Puerto Rico Electric Power Authority, Formerly                 7/05 at 100         AAA     1,032,980
               Puerto Rico Commonwealth Water Resource
               Authority, Series X, 5.500%, 7/01/25
-----------------------------------------------------------------------------------------------------------------
             Municipal Revenue/Water and Sewer -- 3.6%
 3,000,000   Kansas State Development Finance Authority,                   11/03 at 102         AA+     3,117,240
               Revenue, Water Pollution Control, SRF Series II,
               6.000%, 11/01/14

   350,000   Newton, Kansas, Wastewater Treatment System                    3/02 at 102         N/R       380,944
               Revenue, 7.125%, 3/01/12
-----------------------------------------------------------------------------------------------------------------
             Non-State General Obligation --  5.3%
             Cowley County, Kansas, Unit School District No. 470,
             Arkansas City:
 1,550,000     5.500%, 12/01/16                                            12/06 at 100         AAA     1,547,241
   850,000     5.500%, 12/01/19                                            12/06 at 100         AAA       841,883

   440,000   Jefferson County, Kansas, Unit School District No. 340,        9/04 at 100         AAA       466,255
               6.350%, 9/01/14

   800,000   Miami County, Kansas, Unit School District No. 368,            6/02 at 100         AAA       862,448
               6.600%, 12/01/08

 1,000,000   Shawnee County, Kansas, Unit School District No. 345,          9/04 at 100         AAA     1,016,210
               Seaman, 5.700%, 9/01/14

   350,000   Shawnee County, Kansas, Unit School District No. 437,          3/02 at 100         AAA       375,613
               (Auburn and Washburn) 6.600%, 9/01/09
-----------------------------------------------------------------------------------------------------------------
             Pre-refunded -- 1.5%***

   170,000   Derby, Kansas, Series Ii, 6.500%, 12/01/12                    12/00 at 100           A       181,387

   325,000   Hays, Kansas, Sales Tax Revenue, 6.875%, 9/01/12               9/00 at 100         N/R       347,018

             Jackson County, Kansas, Unit School District No. 336,
             Denison, Holton:
   355,000     6.600%, 10/01/12                                             1/03 at 100         N/R       391,461
   380,000     6.650%, 10/01/13                                             7/02 at 100 1/2     N/R       420,060

    80,000   Puerto Rico Commonwealth Highway and                          No Opt. Call         AAA        88,585
               Transportation Authority, Highway Revenue,
               Series T, 6.625%, 7/01/18

                         Portfolio of Investments
                         Nuveen Flagship Kansas -- continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Utility-continued

                         Special Tax Revenue -- 15.1%
         $  4,450,000    Kansas State Department of Transportation, Highway     9/02 at 102          AA  $ 4,631,070
                           Revenue, Series A, 6.000%, 9/01/12

            1,000,000    Puerto Rico Commonwealth Highway and                  No Opt. Call           A    1,005,790
                           Transportation Authority, Highway Revenue,
                           Series W, 5.500%, 7/01/13

              750,000    Puerto Rico Commonwealth Highway and                  No Opt. Call           A      754,342
                           Transportation Authority, Highway Revenue
                           Refunding, Series X, 5.500%, 7/01/13

            7,300,000    Puerto Rico Commonwealth Highway and                   7/16 at 100           A    7,099,760
                           Transportation Authority, Highway Revenue,
                           Series Y, 5.500%, 7/01/36

            1,000,000    Puerto Rico Commonwealth Highway and                  No Opt. Call         AAA    1,011,980
                           Transportation Authority, Highway Revenue,
                           Series W, 5.500%, 7/01/15

              100,000    Puerto Rico Commonwealth Infrastructure Financing      7/98 at 102        BBB+      105,774
                           Authority, Series A, 7.750%, 7/01/08
--------------------------------------------------------------------------------------------------------------------
                         State/Territorial General Obligations -- 2.6%

            1,350,000    Puerto Rico Commonwealth, 6.450%, 7/01/17              7/04 at 102           A    1,440,180

            1,000,000    Puerto Rico Commonwealth,                              7/04 at 101 1/2     AAA    1,075,350
                           6.450%, 7/01/17
--------------------------------------------------------------------------------------------------------------------
         $105,570,000    Total Investments -- (cost $90,674,469) -- 98.6%                                 95,202,237
======================----------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 1.4%                                             1,384,917
                         -------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                              $96,587,154
                         ===========================================================================================

                         * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         ** Ratings (not covered by the report of independent auditors): Using the higher of Standard and Poor's or Moody's rating.

                         *** Pre-refunded securities are backed by an escrow or
                             trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                         N/R -- Investment is not rated.


                                 See accompanying notes to financial statements.
14

Statement of Net Assets
May 31, 1997


                                                                 Nuveen Municipal Bond Fund
                                                                 May 31, 1997 Annual Report

                                                                            Nuveen Flagship
                                                                                     Kansas
-------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                  $ 95,202,237
Cash                                                                              1,441,067
Receivables:
  Interest                                                                        1,443,365
  Shares sold                                                                       239,575
  Investments sold                                                                2,030,699
Other assets                                                                         11,507
-------------------------------------------------------------------------------------------
      Total assets                                                              100,368,450
-------------------------------------------------------------------------------------------
Liabilities
Payables:
    Investments purchased                                                         3,248,229
    Shares redeemed                                                                  31,398
Accrued expenses:
    Management fees (note 6)                                                         16,391
    12b-1 distribution and service fees (notes 1 and 6)                              16,579
    Other                                                                            58,318
Dividends payable                                                                   410,381
-------------------------------------------------------------------------------------------
        Total liabilities                                                         3,781,296
-------------------------------------------------------------------------------------------
Net assets (note 7)                                                            $ 96,587,154
===========================================================================================
Class A Shares (note 1)
Net assets                                                                     $ 95,890,652
Shares outstanding                                                                9,413,911
Net asset value and redemption price per share                                       $10.19
Offering price per share (net asset value per share plus
    maximum sales charge of 4.20% of offering price)                           $      10.64
===========================================================================================
Class B Shares (note 1)
Net assets                                                                     $    605,445
Shares outstanding                                                                   59,764
Net asset value, offering and redemption price per share                       $      10.13
===========================================================================================
Class C Shares (note 1)
Net assets                                                                     $     90,956
Shares outstanding                                                                    8,911
Net asset value, offering and redemption price per share                       $      10.21
===========================================================================================
Class R Shares (note 1)
Net assets                                                                     $        101
Shares outstanding                                                                       10
Net asset value, offering and redemption price per share                       $      10.22
===========================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year ended May 31, 1997

                                                                     Nuveen Flagship
                                                                             Kansas*
-------------------------------------------------------------------------------------
Investment Income

Tax-exempt interest income (note 1)                                       $5,720,965
-------------------------------------------------------------------------------------

Expenses

Management fees (note 6)                                                     498,884
12b-1 service fees -- Class A (notes 1 and 6)                                323,831
12b-1 distribution and service fees -- Class B (notes 1 and 6)                   820
12b-1 distribution and service fees -- Class C (notes 1 and 6)                   151
Shareholders' servicing agent fees and expenses                               60,526
Custodian's fees and expenses                                                 63,583
Trustees' fees and expenses (note 6)                                           2,325
Professional fees                                                             15,729
Shareholders' reports -- printing and mailing expenses                        11,080
Federal and state registration fees                                            6,338
Organizational expenses (note 1)                                               8,578
Other expenses                                                                 4,484
-------------------------------------------------------------------------------------
Total expenses before reimbursement                                          996,329
 Expense reimbursement (note 6)                                             (339,334)
-------------------------------------------------------------------------------------
Net expenses                                                                 656,995
-------------------------------------------------------------------------------------
Net investment income                                                      5,063,970
-------------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments

Net realized gain from investment transactions (notes 1 and 4)               220,983
Net change in unrealized appreciation or depreciation of investments       3,281,763
-------------------------------------------------------------------------------------
Net gain from investments                                                  3,502,746
-------------------------------------------------------------------------------------
Net increase in net assets from operations                                $8,566,716
=====================================================================================

* Information represents eight months of Flagship Kansas and four months of Nuveen Flagship Kansas (see note 1 of the Notes to Financial Statements).

------
16

Statement of Changes in Net Assets                    Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                                                          Nuveen Flagship              Flagship
                                                                                  Kansas*                Kansas
                                                                       -----------------------------------------
                                                                       Year ended 5/31/97    Year ended 5/31/96
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                        $  5,063,970          $  4,982,780
Net realized gain from investment transactions (notes 1 and 4)                    220,983               355,041
Net change in unrealized appreciation or depreciation of investments            3,281,763            (2,413,598)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      8,566,716             2,924,223
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                      (5,060,117)           (5,023,868)
  Class B                                                                          (3,064)                  N/A
  Class C                                                                            (787)                    -
  Class R                                                                              (1)                  N/A
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (5,063,969)           (5,023,868)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                               10,132,032            25,844,692
Net proceeds from shares issued to shareholders due to reinvestment
  of distributions                                                              2,363,978             2,591,397
----------------------------------------------------------------------------------------------------------------
                                                                               12,496,010            28,436,089
----------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                       (16,105,371)          (13,325,961)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions             (3,609,361)           15,110,128
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            (106,614)           13,010,483
Net assets at the beginning of year                                            96,693,768            83,683,285
----------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                $ 96,587,154          $ 96,693,768
================================================================================================================
Balance of undistributed net investment income at end of year                $          1          $          -
================================================================================================================

* Information represents eight months of Flagship Kansas and four months of Nuveen Flagship Kansas (see note 1 of the Notes to Financial Statements).

N/A--Flagship Kansas was not authorized to issue Class B or Class R Shares.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Kansas Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Kansas Triple Tax Exempt Fund ("Flagship Kansas") was reorganized into the Trust and renamed Nuveen Flagship Kansas Municipal Bond Fund ("Nuveen Flagship Kansas").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities as required for federal income tax purposes.

--------
18

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Kansas was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Kansas state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class B, C and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

------
19

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of the Fund (approximately $42,800) will be reimbursed to the Adviser on a straight-line basis over a period of five years. As of May 31, 1997, $34,335 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

------
20

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

2. Fund Shares
Transactions in Fund shares were as follows:
                                                   Nuveen Flagship                Flagship
                                                       Kansas*                     Kansas
                                              ------------------------------------------------------
                                                     Year ended                  Year ended
                                                       5/31/97                    5/31/96
                                              ------------------------------------------------------
                                                  Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                        928,359   $  9,305,649    2,552,505   $ 25,844,692
  Class B                                         73,398        736,214          N/A            N/A
  Class C                                          8,890         90,069            -              -
  Class R                                             10            100          N/A            N/A

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                        235,563      2,363,224      257,842      2,591,397
  Class B                                             52            523          N/A            N/A
  Class C                                             23            231            -              -
  Class R                                              -              -          N/A            N/A
----------------------------------------------------------------------------------------------------
                                               1,246,295     12,496,010    2,810,347     28,436,089
----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                     (1,587,941)   (15,969,039)  (1,330,464)   (13,325,961)
  Class B                                        (13,686)      (136,313)         N/A            N/A
  Class C                                             (2)           (19)           -              -
  Class R                                              -              -          N/A            N/A
----------------------------------------------------------------------------------------------------
                                              (1,601,629)   (16,105,371)  (1,330,464)   (13,325,961)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                         (355,334)  $ (3,609,361)   1,479,883   $ 15,110,128
====================================================================================================

* Information represents eight months of Flagship Kansas and four months of Nuveen Flagship Kansas (see note 1).
N/A - Flagship Kansas was not authorized to issue Class B or Class R Shares.

3. Distributions to Shareholders

On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                                    Nuveen Flagship
                                                                                             Kansas
----------------------------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                                    $.0435
  Class B                                                                                     .0370
  Class C                                                                                     .0390
  Class R                                                                                     .0455
----------------------------------------------------------------------------------------------------

------
21

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                                   Nuveen Flagship
                                                                                           Kansas*
---------------------------------------------------------------------------------------------------
Purchases
Investments in municipal securities                                                    $38,443,221
Temporary municipal investments                                                            600,000

Sales
Investments in municipal securities                                                     42,768,089
Temporary municipal investments                                                            600,000
===================================================================================================

* Information represents eight months of Flagship Kansas and four months of Nuveen Flagship Kansas (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had an unused capital loss carryforward of $4,851,848 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)

At May 31, 1997, net unrealized appreciation aggregated $4,527,768 of which $4,542,553 related to appreciated securities and $14,785 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                                  Management fee
----------------------------------------------------------------------------------------------
For the first $125 million                                                        .5500 of 1%
For the next $125 million                                                         .5375 of 1
For the next $250 million                                                         .5250 of 1
For the next $500 million                                                         .5125 of 1
For the next $1 billion                                                           .5000 of 1
For net assets over $2 billion                                                    .4750 of 1
----------------------------------------------------------------------------------------------

------
22

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


Prior to the reorganization (see note 1) Flagship Kansas paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $221,800 of which approximately $191,300 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $26,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $5,600 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

7. Composition of Net Assets

At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                 Nuveen Flagship
                                                                          Kansas
---------------------------------------------------------------------------------
Capital paid-in                                                      $96,911,233
Balance of undistributed net investment income                                 1
Accumulated net realized gain (loss) from investment transactions     (4,851,848)
Net unrealized appreciation of investments                             4,527,768
---------------------------------------------------------------------------------
Net assets                                                           $96,587,154
=================================================================================

Financial Highlights

Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)                       Operating performance        Less distributions
                                           -------------------------   ------------------------

                                                                 Net
NUVEEN FLAGSHIP KANSAS++             Net                realized and   Dividends                     Net      Total
                                   asset                  unrealized   from tax-                   asset     return
                                   value          Net    gain (loss)  exempt net   Distributions   value     on net
Year ending                    beginning   investment           from  investment    from capital  end of      asset
May 31,                        of period   income (b)    investments      income           gains  period  value (a)
-------------------------------------------------------------------------------------------------------------------
Class A (1/92)
 1997                             $ 9.83        $.53           $ .36      $(.53)       $   --     $10.19      9.21%
 1996                              10.01         .54            (.18)      (.54)           --       9.83      3.63
 1995                               9.83         .55             .18       (.55)           --      10.01      7.80
 1994                              10.38         .56            (.47)      (.57)         (.07)+++   9.83       .62
 1993                               9.65         .58             .73       (.58)           --      10.38     14.15
 1992(c)                            9.58         .19             .07       (.19)           --       9.65      5.95+
Class B (2/97)
 1997(c)                           10.23         .13            (.12)      (.11)           --      10.13       .13
Class C (2/97)
 1997(c)                           10.18         .15             .04       (.16)           --      10.21      1.85
Class R (2/97)
 1997(c)                           10.20         .18            (.02)      (.14)           --      10.22      1.55
-------------------------------------------------------------------------------------------------------------------

  +  Annualized.
 ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Kansas.
+++ The amount shown includes a distribution in excess of capital gains of $.05 per share.
(a)  Total returns are calculated on net asset value without any sales charge.
(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(c)  From commencement of class operations as noted.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                            Ratios/Supplemental date
------------------------------------------------------------------------------
                                  Ratio                     Ratio
                                 of net                    of net
                  Ratio of   investment     Ratio of   investment
                  expenses    income to     expenses    income to
                to average      average   to average      average
                net assets   net assets   net assets   net assets
    Net assets      before       before        after        after   Portfolio
 end of period  reimburse-   reimburse-   reimburse-   reimburse-    turnover
(in thousands)        ment         ment     ment (b)     ment (b)        rate
------------------------------------------------------------------------------

       $95,891        1.03%        4.89%         .68%        5.24%         40%
        96,694        1.08         4.80          .57         5.31          55
        83,683        1.10         5.11          .54         5.67          72
        80,060        1.06         4.57          .26         5.37          93
        62,585        1.22         4.63          .11         5.74          56
         9,552        2.01+        3.50+         .40+        5.11+         59

           605        1.65+        4.24+        1.27+        4.62+         40

            91        1.45+        4.49+        1.09+        4.85+         40

            --         .08+        6.53+          --         6.61+         40
------------------------------------------------------------------------------

Independent Auditors' Report


To the Board of Trustees and Shareholders of Nuveen Flagship Kansas Municipal Bond Fund:

We have audited the accompanying statement of net assets of Nuveen Flagship Kansas Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Kansas Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Dayton, Ohio
July 11, 1997

Shareholder Meeting Report
Flagship Kansas


                                                        A Shares
----------------------------------------------------------------
 Advisory Agreement      For                           6,349,518
                         Against                         107,210
                         Abstain                         187,848
                         ---------------------------------------
                         Total                         6,644,576
================================================================
                         Broker Non Votes              1,544,766
================================================================
 Reorganization          For                           5,246,121
                         Against                          95,567
                         Abstain                         235,638
                         ---------------------------------------
                         Total                         5,577,326
================================================================
                         Broker Non Votes              2,612,016
================================================================
 Investment Objective    For                           5,224,796
                         Against                         333,928
                         Abstain                          27,356
                         ---------------------------------------
                         Total                         5,586,080
================================================================
                         Broker Non Votes              2,603,262
================================================================
 Investment Assets       For                           5,215,453
                         Against                         346,605
                         Abstain                          24,023
                         ---------------------------------------
                         Total                         5,586,081
================================================================
                         Broker Non Votes              2,603,261
================================================================
 Type of Securities      For                           5,220,489
                         Against                         341,569
                         Abstain                          24,023
                         ---------------------------------------
                         Total                         5,586,081
================================================================
                         Broker Non Votes              2,603,261
================================================================
 Borrowing               For                           5,177,744
                         Against                         384,313
                         Abstain                          24,023
                         ---------------------------------------
                         Total                         5,586,080
================================================================
                         Broker Non Votes              2,603,262
================================================================
 Pledges                 For                           5,179,417
                         Against                         382,641
                         Abstain                          24,023
                         ---------------------------------------
                         Total                         5,586,081
================================================================
                         Broker Non Votes              2,603,261
                         ---------------------------------------

                                                    Shareholder Meeting Report
                                                    Flagship Kansas -- continued

                                                                       A Shares
--------------------------------------------------------------------------------
 Senior Securities              For                                   5,221,914
                                Against                                 340,144
                                Abstain                                  24,023
                                ------------------------------------------------
                                Total                                 5,586,081
================================================================================
                                Broker Non Votes                      2,603,261
================================================================================
 Underwriting                   For                                   5,205,433
                                Against                                 351,209
                                Abstain                                  29,438
                                ------------------------------------------------
                                Total                                 5,586,080
================================================================================
                                Broker Non Votes                      2,603,262
================================================================================
 Real Estate                    For                                   5,196,865
                                Against                                 365,193
                                Abstain                                  24,023
                                ------------------------------------------------
                                Total                                 5,586,081
================================================================================
                                Broker Non Votes                      2,603,261
================================================================================
 Commodities                    For                                   5,163,155
                                Against                                 398,903
                                Abstain                                  24,023
                                ------------------------------------------------
                                Total                                 5,586,081
================================================================================
                                Broker Non Votes                      2,603,261
================================================================================
 Loans                          For                                   5,188,117
                                Against                                 373,941
                                Abstain                                  24,023
                                ------------------------------------------------
                                Total                                 5,586,081
================================================================================
                                Broker Non Votes                      2,603,261
================================================================================
 Short Sales/Margin Purchases   For                                   5,151,812
                                Against                                 402,532
                                Abstain                                  31,736
                                ------------------------------------------------
                                Total                                 5,586,080
================================================================================
                                Broker Non Votes                      2,603,262
================================================================================
 Put and Call Options           For                                   5,151,748
                                Against                                 402,500
                                Abstain                                  31,832
                                ------------------------------------------------
                                Total                                 5,586,080
================================================================================
                                Broker Non Votes                      2,603,262
                                ------------------------------------------------

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                                 A Shares
---------------------------------------------------------
  Industry Concentration    For                 5,203,266
                            Against               352,125
                            Abstain                30,690
                            -----------------------------
                            Total               5,586,081
---------------------------------------------------------
                            Broker Non Votes    2,603,261
---------------------------------------------------------
  Affiliate Purchases       For                 5,210,493
                            Against               344,898
                            Abstain                30,690
                            -----------------------------
                            Total               5,586,081
---------------------------------------------------------
                            Broker Non Votes    2,603,261
---------------------------------------------------------
  Investment Companies      For                 5,219,230
                            Against               335,468
                            Abstain                31,380
                            -----------------------------
                            Total               5,586,078
---------------------------------------------------------
                            Broker Non Votes    2,603,264
---------------------------------------------------------
  12b-1 Fees                For                 6,252,662
                            Against               101,263
                            Abstain               290,603
                            -----------------------------
                            Total               6,644,528
---------------------------------------------------------
                            Broker Non Votes    1,544,814
                            -----------------------------

                                                      Shareholder Meeting Report
                                                      Flagship Kansas--continued

  Directors                    A Shares
---------------------------------------
  Bremner         For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Brown           For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Dean            For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Impellizzeri    For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Rosenheim       For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Sawers          For         8,066,698
                  Withhold      122,644
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Schneider       For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Schwertfeger    For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342

Shareholder Information

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama        Michigan
Arizona        Missouri
California     New Jersey
Colorado       New Mexico
Connecticut    New York
Florida        North Carolina
Georgia        Ohio
Kansas         Pennsylvania
Kentucky       South Carolina
Louisiana      Tennessee
Maryland       Virginia
Massachusetts  Wisconsin

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

                                      Fund Information


                                      Board of Directors
                                      Robert P. Bremner
                                      Lawrence H. Brown
                                      Anthony T. Dean
                                      Anne E. Impellizzeri
                                      Peter R. Sawers
                                      William J. Schneider
                                      Timothy R. Schwertfeger
                                      Judith M. Stockdale

                                      Fund Manager
                                      Nuveen Advisory Corp.
                                      333 West Wacker Drive
                                      Chicago, IL 60606

                                      Custodian
                                      The Chase Manhattan Bank
                                      4 New York Plaza
                                      New York, NY 10004-2413

                                      Transfer Agent,
                                      Shareholder Services and
                                      Dividend Disbursing Agent
                                      Boston Financial
                                      Nuveen Investor Services
                                      P.O. Box 8509
                                      Boston, MA 02266-8509
                                      (800) 225-8530

                                      Legal Counsel
                                      Fried, Frank, Harris, Shriver
                                      & Jacobson
                                      Washington, D.C.

                                      Independent Auditors
                                      Deloitte & Touche LLP
                                      Dayton, Ohio

Serving Investors
for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorported
333 West Wacker Drive
Chicago, Il. 60606-1286

(800) 621-7227
www.nuveen.com

     NUVEEN
     MUNICIPAL
     BOND FUNDS

     MAY 31, 1997

-----------------------------------
     ANNUAL REPORT
-----------------------------------


     DEPENDABLE, TAX-FREE INCOME
     TO HELP YOU KEEP MORE OF
     WHAT YOU EARN.


     KENTUCKY

     KENTUCKY
     LIMITED



     [PHOTO APPEARS HERE]

CONTENTS


1    Dear Shareholder

3    Answering Your Questions

6    Kentucky Overview

8    Kentucky Limited Term Overview

11   Financial Section

45   Shareholder Meeting Report

51   Shareholder Information

52   Fund Information

DEAR SHAREHOLDER

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


It's a pleasure to report to you on the performance of the Nuveen Flagship Kentucky and Kentucky Limited Term Municipal Bond Funds. Over the past year, the funds posted sizable gains. For the fiscal year ended May 31, 1997, the value of Class A shares rose 7.87% for the Kentucky Fund and 5.96% for the Kentucky Limited Term Fund, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the Kentucky fund (with income reinvested) kept close pace with the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis. The Kentucky Limited Term Fund also kept close pace with the 5.99% increase generated by its comparable market measure, the Lehman Brothers Five-Year Municipal Bond Index.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, Class A shareholders were receiving tax-free yields on net asset value of 5.10% for the Kentucky Fund and 4.85% for the Kentucky Limited Term Fund. To match this yield, investors in the 35% combined federal and state income tax bracket would have had to earn at least 7.85% for the Kentucky Fund and 7.46% for the Kentucky Limited Term Fund on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the

____
1

"IN ADDITION TO SUBSTANTIAL TOTAL RETURNS, SHAREHOLDERS CONTINUE TO ENJOY VERY ATTRACTIVE CURRENT YIELDS GENERATED BY A PORTFOLIO OF QUALITY BONDS."

Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to increased volatility in both the equity and bond markets.

During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation - as well as attractive yields - have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

____
2

[PHOTO OF TED NEILD APPEARS HERE]

TED NEILD, HEAD OF NUVEEN'S DAYTON-BASED PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED FUND PERFORMANCE OVER THE PAST YEAR.


ANSWERING YOUR QUESTIONS

WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?

The funds aim to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the funds' after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

WHAT IS YOUR STRATEGY FOR MEETING THESE OBJECTIVES?

To meet the funds' objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

WHAT KEY ECONOMIC FACTORS AFFECTED THE FUNDS' PERFORMANCE DURING THE YEAR?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed.

____
3

"AT NUVEEN, VALUE INVESTING MEANS TAKING A FUNDAMENTAL APPROACH TO FINDING BONDS THAT OFFER THE BEST BALANCE OF HIGH POTENTIAL RETURN - WITH LOW RISK REGARDLESS OF THE DIRECTION OF INTEREST RATES."


GIVEN THIS MARKET ENVIRONMENT, HOW DID THE FUNDS PERFORM?

Both Kentucky and Kentucky Limited Term Municipal Bond Funds performed well over the past year, rewarding investors with total returns on net asset value for the year for Class A shares of 7.87% and 5.96%, respectively, including price changes and reinvested dividends. The Kentucky Fund was ranked third among eight Kentucky municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service. Lipper ranked the Kentucky Limited Term Fund third among 38 state short/intermediate municipal bond funds.

WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

As the spread between yields on higher and lower quality bonds continued to narrow during the year, we were able to enhance the credit quality of the fund without sacrificing yield. We also focused on purchasing bonds with strong call protection, which resulted in healthy appreciation for the fund as interest rates generally fell over the period.

WHAT IS THE CURRENT STATUS OF KENTUCKY'S MUNICIPAL MARKET?

While the supply of state bonds in 1997 increased almost 120% from the first six months in the prior year, overall supply still remains relatively low in Kentucky. In addition, high-quality, investor-owned utilities in the state have provided favorable credit strength and value to their industrial revenue debt.

Kentucky's economy has grown faster than the nation's as a whole, in terms of personal income and employment since 1988. The growth is attributed to economic development initiatives supported in part by tax-exempt issuance and accumulated fund balances in the commonwealth coffers. State tax revenues will be impacted by a recent court ruling requiring the refund of intangibles tax collections back to 1995. The commonwealth should be able to pay the judgment from cash surpluses, but the projects planned for those funds will likely be part of a $100 million bond issue.

____
4

WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET AS A WHOLE?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy, and consequent competitive pressures to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

____
5

KENTUCKY
OVERVIEW


[PIE CHART APPEARS HERE]
----------------------------
Credit Quality
----------------------------

BBB/NR 16%

A 26%

AAA/Pre-refunded 48%

AA 10%
----------------------------


[PIE CHART APPEARS HERE]

----------------------------
Diversification
----------------------------

Municipal Appropriations 22%

Escrowed Bonds 7%

Pollution Control 21%

General Obligations 4%

Water & Sewer 8%

Utilities 5%

Other 8%

Health Care Facilities 20%

Housing Facilities 5%
----------------------------

FUND HIGHLIGHTS
========================================================================
SHARE CLASS                             A       B         C        R

Inception Date                       5/87     2/97    10/93       2/97
------------------------------------------------------------------------
Net Asset Value (NAV)              $11.05   $11.06   $11.04     $11.03
========================================================================

========================================================================
Total Net Assets ($000)                                       $456,269
------------------------------------------------------------------------
Average Weighted Maturity (years)                                20.62
------------------------------------------------------------------------
Duration (years)                                                  7.77
------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
=========================================================================
SHARE CLASS                  A(NAV)  A(OFFER)     B        C         R
1-Year                       7.87%    3.34%    7.30%    7.29%     7.75%
-------------------------------------------------------------------------
5-Year                       7.06%    6.15%    6.48%    6.46%     7.04%
-------------------------------------------------------------------------
10-Year                      8.33%    7.86%    7.85%    7.73%     8.31%
=========================================================================

TAX-FREE YIELDS
=========================================================================
SHARE CLASS                  A(NAV)  A(OFFER)     B        C          R
Dist Rate                    5.38%    5.15%    4.62%    4.84%      5.58%
-------------------------------------------------------------------------
SEC 30-Day Yld               5.10%    4.88%    4.35%    4.55%      5.30%
-------------------------------------------------------------------------
Taxable Equiv Yld/2/         7.85%    7.51%    6.69%    7.00%      8.15%
=========================================================================

/1/ Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 3.30%, 6.32%, and 7.85%, respectively.

/2/ Based on SEC yield and a combined federal and state income tax rate of 35%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                    Nuveen Flagship Kentucky Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.


Index Comparison*

[LINE CHART APPEARS HERE]

           Lehman Brothers          Nuveen Flagship      Nuveen Flagship Kentucky
              Municipal            Kentucky Municipal       Municipal Bond Fund
             Bond Index             Bond Fund (NAV)                 (Offer)
May 1987       10000                    10000                        9580
May 1988       10898.1                  10779.2                     10326.5
May 1989       12150.6                  12303.9                     11787.1
May 1990       13039.7                  13090.2                     12540.4
May 1991       14353.9                  14447.8                     13841
May 1992       15764.1                  15818.3                     15153.9
May 1993       17650                    17779.1                     17032.4
May 1994       18085.8                  18117.5                     17356.6
May 1995       19732.8                  19823.9                     18991.3
May 1996       20634.7                  20625                       19758.7
May 1997       22534.8                  22247.7                     21313.3


 . Lehman Brothers Municipal Bond Index                   $22,535
 . Nuveen Flagship Kentucky Municipal Bond Fund (NAV)     $22,248
 . Nuveen Flagship Kentucky Municipal Bond Fund (Offer)   $21,313

Past Performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]




                                     (Capital
                                       Gains)
June      1996        0.0491
July      1996        0.05073
August    1996        0.05073
September 1996        0.04869
October   1996        0.05031
November  1996        0.04869
December  1996        0.05031         0.0059
January   1997        0.05045
February  1997        0.0495
March     1997        0.0495
April     1997        0.0495
May       1997        0.0495

 . Capital Gain
7

KENTUCKY LIMITED TERM
OVERVIEW

Credit Quality

[PIE CHART APPEARS HERE]

BBB/NR     13%
A          28%
AA         20%
AAA        39%

Diversification

[PIE CHART APPEARS HERE]

Pollution Control            9%
Transportation               5%
Municipal Appropriations    32%
Water & Sewer                4%
Education                   10%
Housing Facilities          13%
Utility                      3%
Hospitals                   18%
General Obligations          6%

FUND HIGHLIGHTS
=========================================================================
SHARE CLASS                                        A       C         R
Inception Date                                  9/95    9/95      2/97
-------------------------------------------------------------------------
Net Asset Value (NAV)                          $9.92   $9.92   $  9.92
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Total Net Assets ($000)                                        $11,014
-------------------------------------------------------------------------
Average Weighted Maturity (years)                                 5.96
-------------------------------------------------------------------------
Duration (years)                                                  4.29
-------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
=========================================================================
SHARE CLASS                           A(NAV)   A(OFFER)   C         R
1-Year                                5.96%     1.51%   5.64%     6.02%
-------------------------------------------------------------------------
Since Inception                       5.77%     3.15%   5.45%     5.80%
-------------------------------------------------------------------------

TAX-FREE YIELDS
=========================================================================
Share Class                           A(NAV)   A(OFFER)   C         R
Dist Rate                             4.43%     4.32%   4.13%     4.63%
-------------------------------------------------------------------------
SEC 30-Day Yld                        4.85%     4.72%   4.49%     5.10%
-------------------------------------------------------------------------
Taxable Equiv Yld /2/                 7.46%     7.26%   6.91%     7.85%
-------------------------------------------------------------------------

/1/ Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class C and R shares have no initial sales charge. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC.

/2/ Based on SEC yield and a combined federal and state income tax rate of 35%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.



____
8

                       Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (2.50%) and all ongoing fund expenses.

Index Comparison*
                           [LINE CHART APPEARS HERE]

                                 Lehman Brothers                  Nuveen Flagship Kentucky            Nuveen Flagship Kentucky
                              Five - Year Municipal             Limited Municipal Bond Fund            Limited Municipal Bond
                                    Bond Index                             (NAV)                            Fund (offer)
August 1995                          10,000                               10,000                              9,750
May    1996                          10,318.5                             10,388.3                            10,128.6
May    1997                          11,268.7                             11,007.9                            10,732.7

Lehman Brothers Five-Year Municipal Bond Index                  $11,269
Nuveen Flagship Kentucky Limited Municipal Bond Fund (NAV)      $11,008
Nuveen Flagship Kentucky Limited Municipal Bond Fund (Offer)    $10,733

Past performance is not predictive of future performance.


                   Dividend History (A Shares)

                    [PIE CHART APPEARS HERE]

 June      1996              0.0368
 July      1996              0.03803
 August    1996              0.03803
 September 1996              0.03598
 October   1996              0.03718
 November  1996              0.03598
 December  1996              0.03718
 January   1997              0.03728
 February  1997              0.0366
 March     1997              0.0366
 April     1997              0.0366
 May       1997              0.0366

____
9

FINANCIAL SECTION


CONTENTS

12  Portfolio of Investments

28  Statement of Net Assets

29  Statement of Operations

30  Statement of Changes in Net Assets

31  Notes to Financial Statements

39  Financial Highlights

44  Independent Auditors' Report

____
11

                 PORTFOLIO OF INVESTMENTS
                 NUVEEN FLAGSHIP KENTUCKY

PRINCIPAL                                                                  OPTIONAL CALL                              MARKET
   AMOUNT        DESCRIPTION                                                PROVISIONS*             RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION -- 2.3%

                 Lexington, Fayette Urban County Government, Kentucky
                 Governmental Project, Revenue, University Kentucky
                 Alumni Association Inc. Project:
$3,195,000          6.750%, 11/01/17                                        11/04 at 102              AAA          $ 3,532,839
 4,320,000          6.750%, 11/01/24                                        11/04 at 102              AAA            4,776,797

 1,410,000       Morgan County, Kentucky School District, Finance            9/04 at 102               A1            1,476,073
                    Corporation, School Building Revenue,
                    6.000%, 9/01/14

   700,000       Northern Kentucky University, Revenue, Formerly             5/01 at 102              AAA              762,468
                    Northern Kentucky State College To 1976,
                    Educational Buildings, Series F, 7.000%, 5/01/10
------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE -- 1.1%

                 Jefferson County, Kentucky, Mortgage Revenue,
                 1st Mortgage, Christian Church Homes:
 1,240,000          6.000%, 11/15/09                                        11/04 at 102              BBB            1,253,144
   715,000          6.125%, 11/15/13                                        11/04 at 102              BBB              717,159
 3,210,000          6.125%, 11/15/18                                        11/04 at 102              BBB            3,188,300
  ----------------------------------------------------------------------------------------------------------------------------
                 HOSPITALS -- 18.6%

 1,310,000       Christian County, Kentucky, Hospital, Revenue               7/06 at 102               A-            1,332,951
                    Refunding, Jennie Stuart Medical Center,
                    6.000%, 7/01/17

 3,500,000       Christian County, Kentucky, Hospital, Revenue               7/06 at 102               A-            3,579,415
                    Refunding, Jennie Stuart Medical Center,
                    6.000%, 7/01/13

 5,270,000       Clark County, Kentucky, Hospital, Revenue Refunding         4/07 at 102             BBB-            5,319,749
                    and Improvement, Regional Medical Center Project,
                    6.200%, 4/01/13

 3,300,000       Daviess County, Kentucky, Hospital, Revenue,                8/02 at 102              AAA            3,459,621
                    Series A, 6.250%, 8/01/22

 3,100,000       Floyd County, Kentucky, Hospital, Revenue Refunding,        2/01 at 102              AAA            3,320,255
                    Insured Loan, Highland Hospital Corporation
                    Project, 7.500%, 8/01/10

 4,000,000       Hopkins County, Kentucky,  Hospital, Revenue, Trover       11/01 at 102              AAA            4,323,480
                    Clinic Foundation Inc., 6.625%, 11/15/11

                 Jefferson County, Kentucky, Health Facilities Revenue,
                 Jewish Hospital Healthcare Services, Inc.:
 1,190,000          6.500%, 5/01/15                                          5/02 at 102              AAA            1,277,774
12,785,000          6.550%, 5/01/22                                          5/02 at 102              AAA           13,755,509

____
12

                                                     NUVEEN MUNICIPAL BOND FUNDS
                                                      MAY 31, 1997 Annual Report

PRINCIPAL                                                                  OPTIONAL CALL                               MARKET
   AMOUNT         DESCRIPTION                                                PROVISIONS*             RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                  HOSPITALS -- CONTINUED

$7,800,000        Jefferson County, Kentucky, Hospital Revenue,              10/02 at 102            AAA           $ 8,268,312
                    Regular Linked Aces and Inverse Floaters, Alliant
                    Health System Project, 6.436%, 10/23/14

   900,000        Kentucky Development Finance Authority, Hospital,           2/98 at 102              A               944,154
                    Revenue Refunding and Improvement, Ashland
                    HSP, Kings Project, 9.750%, 8/01/05

 3,000,000        Kentucky Development Finance Authority, Hospital,          10/99 at 102              A             3,186,810
                    Revenue, St. Lukes Hospital, Series A,
                    7.500%, 10/01/12

 1,750,000        Kentucky Development Finance Authority, Hospital,          11/99 at 102             A+             1,876,438
                    Revenue, Sisters Of Charity Of Nazareth Health
                    Company, 7.375%, 11/01/16

   500,000        Kentucky Development Finance Authority, Hospital,          11/99 at 102            AAA               538,745
                    Revenue, Sisters Of Charity Nazareth,
                    7.375%, 11/01/16

                  Kentucky Development Finance Authority, Hospital,
                  Revenue, St. Luke Hospital Inc.,  Series A:
 2,000,000          7.000%, 10/01/11                                         10/01 at 102            AAA             2,179,360
 9,070,000          7.000%, 10/01/21                                         10/01 at 102            AAA             9,839,045

 1,000,000        Kentucky Development Finance Authority, Hospital,          11/01 at 100            AAA             1,032,970
                    Revenue Refunding and Improvement, St. Elizabeth
                    Medical, Series A, 6.000%, 11/01/10

   610,000        Kentucky Development Finance Authority, Hospital,           2/98 at 102              A               641,214
                    Revenue Refunding and Improvement, Ashland
                    Hospital Kings Project, 9.750%, 8/01/11

 1,660,000        Kentucky Economic Development Finance Authority,            2/03 at 102            AAA             1,738,319
                    Medical Center, Revenue Refunding and Improvement,
                    Ashland Hospital Corporation, Series A,
                    6.125%, 2/01/12

 5,000,000        Kentucky Economic Development Finance Authority,           12/03 at 102            AAA             5,135,200
                    Hospital Facilities, Revenue, St. Elizabeth Medical
                    Center Project, Series A, 6.000%, 12/01/22

 4,000,000        Kentucky Economic Development Finance Authority,            8/04 at 102            AAA             3,612,320
                    Hospital Facilities, Revenue Refunding, Baptist
                    Healthcare System, 5.000%, 8/15/24

 7,500,000        Kentucky Economic Development Finance Authority,            2/07 at 102            AAA             7,387,125
                    Hospital Facilities, Revenue Refunding, Pikeville
                    United Methodist Hospital, Kentucky Project,
                    5.700%, 2/01/28

____
13

                 PORTFOLIO OF INVESTMENTS
                 NUVEEN FLAGSHIP KENTUCKY -- CONTINUED

PRINCIPAL                                                                  OPTIONAL CALL                               MARKET
   AMOUNT         DESCRIPTION                                                PROVISIONS*             RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                  HOSPITALS -- CONTINUED

$2,050,000        McCracken County, Kentucky, Hospital, Revenue              11/04 at 102             AAA           $ 2,241,552
                    Refunding, Mercy Health System,Series A,
                    6.300%, 11/01/06
----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTI FAMILY -- 0.6%

 2,500,000        Greater Kentucky Housing Assistance Corporation,            7/03 at 100             AAA             2,526,775
                    Mortgage, Revenue Refunding, Series A,
                    6.250%, 7/01/24
----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY -- 4.8%

 7,000,000        Kentucky Housing Corporation, Housing Revenue,              7/06 at 102             AAA             7,111,160
                    Series E, 6.300%, 1/01/28

   530,000        Kentucky Housing Corporation, Housing Revenue,              1/99 at 102             AAA               550,331
                    Series A, 7.625%, 1/01/09

 2,060,000        Kentucky Housing Corporation, Housing Revenue,              7/00 at 102             AAA             2,162,506
                    Series C, 7.900%, 1/01/21

                  Kentucky Housing Corporation, Housing Revenue,
                  Series B:
  1,000,00          6.625%, 7/01/14                                           7/02 at 102             AAA             1,042,010
 1,765,000          7.800%, 1/01/21                                           7/00 at 102             AAA             1,850,991
 3,000,000          6.250%, 7/01/28                                           7/07 at 102             AAA             3,037,890

                  Kentucky Housing Corporation, Housing Revenue,
                  Guaranteed, Series C:
   465,000          6.600%, 1/01/11                                           1/03 at 102             AAA               486,669
   440,000          6.650%, 1/01/17                                           1/03 at 102             AAA               458,009

   930,000        Kentucky Housing Corporation,Housing Revenue                1/04 at 102             AAA               967,107
                    Refunding, Series A, 6.500%, 7/01/17

 2,275,000        Kentucky Housing Corporation, Housing Revenue,              7/04 at 102             AAA             2,368,571
                    Series C, 6.400%, 1/01/17

 2,000,000        Kentucky Housing Corporation, Housing Revenue,              1/05 at 102             AAA             2,072,300
                    Series B, 6.625%, 7/01/26
----------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL -- 20.3%

 1,675,000        Ashland Kentucky Pollution Control, Revenue                 2/00 at 102 1/2        Baa1             1,787,811
                    Refunding, Ashland Oil, A, Acr 2/1/90,
                    7.375%, 7/01/09

 5,000,000        Ashland Kentucky Pollution Control, Revenue                 8/02 at 102            Baa1             5,317,950
                    Refunding, Ashland Oil Inc. Project,
                    6.650%, 8/01/09

____
14

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report


    PRINCIPAL                                                                 OPTIONAL CALL                           MARKET
       AMOUNT    DESCRIPTION                                                    PROVISIONS*      RATINGS**             VALUE
----------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIAL DEVELOPMENT AND POLLUTION
                   CONTROL -- CONTINUED

  $ 9,000,000    Ashland Kentucky Sewer and Solid Waste,                        2/05 at 102           Baa1       $ 9,708,300
                   Revenue, Ashland Oil Inc. Project, 7.125% 2/01/22

    4,360,000    Ashland, Kentucky, Solid Waste Revenue, Ashland               10/01 at 102           Baa1         4,642,048
                   Oil Inc. Project, 7.200%, 10/01/20

    6,985,000    Boone County, Kentucky, Pollution Control, Revenue            11/02 at 102            AA-         7,377,697
                   Refunding, Collateralized, Dayton Power and Light
                   Company, Series A, 6.500%, 11/15/22

   13,000,000    Boone County, Kentucky, Pollution Control, Revenue             1/04 at 102            AAA        12,602,330
                   Refunding, Collateralized,  Cincinnati Gas & Electric,
                   Series A, 5.500%, 1/01/24

    5,030,000    Carroll County, Kentucky, Collateralized, Pollution            2/02 at 102            Aa2         5,178,134
                   Control, Revenue, Kentucky Utilities Company
                   Project, Series B, 6.250%, 2/01/18

    2,370,000    Hancock County, Kentucky, Solid Waste Disposal,                5/06 at 102             A-         2,469,445
                   Revenue, Willamette Inds Inc. Project,
                   6.600%, 5/01/26

    9,750,000    Henderson County, Kentucky, Solid Waste Disposal,              3/05 at 102           Baa2        10,369,710
                   Revenue, Macmillan Bloedel Project,
                   7.000%, 3/01/25

    1,000,000    Jefferson County, Kentucky, Pollution Control, Revenue         6/00 at 102            Aa2         1,091,600
                   Refunding, Louisville Gas and Electric Company
                   Project, Series A, 7.450%, 6/15/15

    1,000,000    Jefferson County, Kentucky, Pollution Control, Revenue,        7/03 at 103            AA-         1,080,020
                    E I Du Pont, Series A, 6.300%,7/01/12

    7,750,000    Jefferson County, Kentucky, Pollution Control, Revenue,        8/03 at 102            Aa2         7,739,538
                    Louisville Gas and Electric Company Project,
                    Series B, 5.625%, 8/15/19

    1,750,000    Jefferson County, Kentucky,Pollution Control, Revenue          4/05 at 102            Aa2         1,778,000
                    Refunding, Louisville Gas and Electric Company,
                    Series A, 5.900%, 4/15/23

   10,640,000    Kenton County, Kentucky, Airport Board, Airport Revenue,       2/02 at 100           Baa3        10,565,307
                    Delta Airlines Project, Special Facilities,
                    Series A, 6.125%, 2/01/22

    1,500,000    Maysville, Kentucky, Industrial Development, Revenue,          2/00 at 103            N/R         1,577,715
                     Crystal Tissue Project, 8.000%, 2/01/09

    1,250,000    Mercer County, Kentucky, Collateralized Pollution              2/02 at 102            Aa2         1,290,725
                    Control, Revenue, Kentucky Utilities Company
                      Project, Series A, 6.250%, 2/01/18

____
15


                 PORTFOLIO OF INVESTMENTS
                 NUVEEN FLAGSHIP KENTUCKY -- CONTINUED

    PRINCIPAL                                                                   OPTIONAL CALL                         MARKET
       AMOUNT    DESCRIPTION                                                      PROVISIONS*     RATINGS**            VALUE
----------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIAL DEVELOPMENT AND POLLUTION
                   CONTROL -- CONTINUED

  $ 4,795,000    Trimble County, Kentucky, Pollution Control, Revenue,           11/00 at 102          Aa2      $ 5,252,539
                   Louisville Gas and Electric Company, Series A,
                   7.625%, 11/01/20

    2,820,000    Wickliffe, Kentucky, Solid Waste Disposal Facility,             4/06 at 102           A1        2,921,266
                   Revenue, Westvaco Corporation Project,
                   6.375%, 4/01/26
----------------------------------------------------------------------------------------------------------------------------
                 MUNICIPAL APPROPRIATION OBLIGATIONS - 21.3%

      430,000    Bardstown, Kentucky, Independent School District               11/02 at 102           A1          458,715
                   Finance Corporation, School Building, Revenue
                   Refunding and Improvement, 6.375%, 5/01/17

      725,000    Bell County, Kentucky, School District Finance                  9/01 at 102           A1          783,247
                   Corporation School Building, Revenue
                   6.875%, 9/01/11

    1,000,000    Boone County, Kentucky, School District Finance                 9/01 at 103           A1        1,091,120
                   Corporation, School Building, Revenue, Series C,
                   6.750%, 9/01/11

    1,215,000    Boone County, Kentucky, School District Finance                12/02 at 102           A1        1,274,280
                   Corporation, School Building, Revenue Refunding
                   and Improvement, 6.125%, 12/01/17

      615,000    Boone County, Kentucky, School District Finance                 2/03 at 102           A1          633,419
                   Corporation, School Building, Revenue,
                   6.000%, 2/01/18

    1,595,000    Bowling Green, Kentucky, Municipal Projects                    12/04 at 102           A2        1,727,050
                   Corporation, Lease Revenue, 6.500%, 12/01/14

                 Christian County, Kentucky, School District Finance
                 Corporation, School Building Revenue:
      565,000      6.750%, 6/01/10                                               6/01 at 102            A          605,590
      600,000      6.750%, 6/01/11                                               6/01 at 102            A          641,976

                 Daviess County, Kentucky, School District Finance
                 Corporation, School Building, Revenue:
      505,000      5.800%, 5/01/11                                               5/04 at 102           A1          524,912
      535,000      5.800%, 5/01/12                                               5/04 at 102           A1          554,089
      570,000      5.800%, 5/01/13                                               5/04 at 102           A1          588,206
      600,000      5.800%, 5/01/14                                               5/04 at 102           A1          616,926

    1,645,000    Edgewood, Kentucky, Public Properties Corporation,             12/01 at 102           Aa        1,784,578
                   Revenue, 1st Mortgage, Public Facilities Project,
                   6.700%, 12/01/21

____
16

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report


    PRINCIPAL                                                                   OPTIONAL CALL                         MARKET
       AMOUNT    DESCRIPTION                                                      PROVISIONS*     RATINGS**            VALUE
----------------------------------------------------------------------------------------------------------------------------
                 MUNICIPAL APPROPRIATION OBLIGATIONS -- CONTINUED

  $ 3,155,000    Florence, Kentucky, Public Properties Corporation,              6/07 at 102            AAA      $ 3,102,659
                   Revenue, 1st Mortgage, Administration Office
                   Complex, 5.500%, 6/01/27

                 Floyd County, Kentucky, Public Properties Corporation,
                 Revenue, 1st Mortgage, Justice Center Project, Series A:
      465,000      5.500%, 9/01/17                                               3/06 at 102              A          463,549
    1,260,000      5.550%, 9/01/23                                               3/06 at 102              A        1,250,411

    3,550,000    Floyd County, Kentucky, Public Properties Corporation,          3/06 at 105              A        3,700,272
                   Revenue, 1st Mortgage, Justice Center Project,
                   Series B, 6.200%, 9/01/26

    1,200,000    Floyd County, Kentucky, School District Finance                 5/05 at 102             A1        1,177,164
                   Corporation, School Building, Revenue,
                   5.500%, 5/01/15

                 Hardin County, Kentucky, Buildings Commission,
                 Revenue, Detention Facility Project:
      525,000      6.200%, 12/01/11                                             12/04 at 102            AAA          561,876
    1,775,000      6.250%, 12/01/14                                             12/04 at 102            AAA        1,888,316

      300,000    Hardin County, Kentucky, School District Finance                6/01 at 103             A1          326,586
                   Corporation, School Building, Revenue,
                   Second Series, 6.800%, 6/01/10

    1,250,000    Jefferson County, Kentucky, Economic Development                7/01 at 100             A1        1,277,963
                   Corporation, Lease Revenue, 7.750%, 7/01/16

    4,195,000    Jefferson County, Kentucky, School District Finance             2/06 at 102            AAA        4,014,867
                   Corporation, School Building, Revenue, Series A,
                   5.125%, 2/01/16                                                                       A1

                 Jefferson County Kentucky Equipment Lease Purchase
                   Revenue, Energy System Project:
      262,465        9.500%, 6/01/03                                             6/97 at 102            N/R          269,515
    1,429,192        9.000%, 6/01/03                                             6/97 at 101            N/R        1,452,502

    2,500,000    Jefferson County, Kentucky, Capital Projects                    2/02 at 100             A1        1,124,875
                   Corporation, Revenue, Lease, Series B,
                   0.000%, 8/15/08

    1,000,000    Jeffersontown, Kentucky, Certificates of Participation,        11/06 at 102              A        1,020,510
                   Refunding and Improvement, Kentucky Public
                   Projects, 5.750% 11/01/15

____
17

                    PORTFOLIO OF INVESTMENTS
                    NUVEEN FLAGSHIP KENTUCKY - CONTINUED

            PRINCIPAL                                                                OPTIONAL CALL                           MARKET
               AMOUNT       DESCRIPTION                                                PROVISIONS*        RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL APPROPRIATION OBLIGATIONS - CONTINUED

                            Jessamine County, Kentucky, School District Finance
                            Corporation, School Building, Revenue:
          $   510,000          6.750%, 6/01/10                                         6/01 at 103             A1       $   553,503
              545,000          6.750%, 6/01/11                                         6/01 at 103             A1           590,453
            2,500,000          6.125%, 6/01/19                                         6/04 at 102             A1         2,615,800
            5,650,000          5.500%, 1/01/21                                         1/06 at 102             A1         5,579,884

                            Kenton County, Kentucky Public Corporation,
                            Mortgage Revenue:
            1,290,000          7.000%, 3/01/08                                         3/00 at 101              A         1,389,304
            1,070,000          7.100%, 3/01/10                                         3/00 at 101              A         1,156,563

              815,000       Kenton County, Kentucky, School District Finance          12/01 at 100             A+           878,969
                               Corporation, School Building, Revenue,
                               6.800%, 12/01/11

              500,000       Kentucky, Infrastructure Authority, Revenue                6/01 at 102              A           535,205
                               Revolving, Fund Program, Series E, 6.500%, 6/01/11

            1,000,000       Kentucky State Property and Buildings, Commission,        11/05 at 102             A+         1,006,220
                               Revenues and Refunding, Project No. 59,
                               5.625%, 11/01/15

              400,000       Kentucky State Property and Buildings Commission,         11/01 at 102             A+           438,412
                               Revenues Refunding, Project No. 40, 2nd Series,
                               6.875%, 11/01/07

              250,000       Kentucky State Property and Buildings Commission,         10/01 at 102              A           274,145
                               Revenues Refunding, Project No. 53,
                               6.625%, 10/01/07

            2,075,000       Kentucky State Property and Buildings Commission,          9/04 at 102             A+         2,145,446
                               Revenues, Project No. 56, 6.000%, 9/01/14

            1,000,000       Kentucky State Turnpike Authority, Economic                7/05 at 102            AAA         1,009,910
                               Development, Road Revenue Refunding,
                               Revitalization Projects, 5.625%, 7/01/15

              250,000       Laurel County, Kentucky, School District Finance           3/01 at 102              A           268,950
                               Corporation, School Building, Revenue,
                               7.000%, 3/01/10

            1,000,000       Lawrence County, Kentucky, School District Finance        11/04 at 102             A1         1,141,620
                               Corporation, School Building, Revenue,
                               6.750%, 11/01/14

                            Lexington Kentucky Center Corporation Mortgage
                            Revenue, Refunding and Improvement, Series A:
            2,600,000          0.000%, 10/01/11                                       No Opt. Call              A         1,187,784
            2,550,000          0.000%, 10/01/12                                       No Opt. Call              A         1,094,792

____
18

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

            PRINCIPAL                                                                OPTIONAL CALL                           MARKET
               AMOUNT       DESCRIPTION                                                PROVISIONS*        RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL APPROPRIATION OBLIGATIONS - CONTINUED

          $   435,000       Lincoln County, Kentucky, School District Finance         5/02  at 102             A1       $   455,471
                               Corporation, School Building, Revenue,
                               6.200%, 5/01/12

            6,165,000       Louisville, Kentucky, Airport Lease, Revenue,              2/99 at 103              A         6,657,214
                               Series A, 7.875% , 2/01/19

            1,525,000       Mc Cracken County, Kentucky, Public Properties             9/06 at 102            AAA         1,567,090
                               Corporation, Revenue, Public Project, Court
                               Facilities Project, 5.900%, 9/01/26

            2,365,000       McCreary County, Kentucky, School District Finance         8/05 at 102              A         2,360,672
                               Corporation, School Building, Revenue, Second
                               Series, 5.600%, 8/01/16

                            Montgomery County, Kentucky, School District Finance
                            Corporation, School Building, Revenue:
              305,000          6.800%, 6/01/09                                         6/01 at 102             A1           328,766
              325,000          6.800%, 6/01/10                                         6/01 at 102             A1           349,957
              350,000          6.800%, 6/01/11                                         6/01 at 102             A1           376,215

           13,000,000       MT Sterling, Kentucky, Lease Revenue, Kentucky              3/03 at 102            Aa        13,185,900
                               League Cities, A, 6.200%, 3/01/18

            2,000,000       Northern Kentucky University, Certificates of               1/01 at 102           AAA         2,183,940
                               Participation, Student Housing Facilities,
                               7.250%, 1/01/12

           12,960,000       Pendleton County, Kentucky, Multi County, Lease             3/03 at 102             A        13,391,957
                               Revenue, Kentucky Associate Counties Leasing
                               Tollroad PG, A, 6.500%, 3/01/19

              500,000       Pendleton County, Kentucky, Multi County, Lease            No Opt. Call             A           537,075
                               Revenue, Kentucky Associate Counties Leasing
                               Tollroad, B, 6.400%, 3/01/19

            1,230,000       Perry County, Kentucky, School District Finance             7/02 at 102            A1         1,310,221
                               Corporation, School Building, Revenue,
                               6.250%, 7/01/11
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL REVENUE/OTHER - 0.7%

            2,790,000       Louisville, Kentucky, Parking Authority, River City First   6/01 at 103             A         3,041,546
                               Mortgage, Revenue, 6.875%, 12/01/20
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL REVENUE/TRANSPORTATION - 1.3%

            1,250,000       Kenton County, Kentucky, Airport Board, Airport             3/06 at 102           AAA         1,249,875
                               Revenue, Cincinnati/Northern Kentucky
                               International, B, 5.750%, 3/01/13

____
19

                    PORTFOLIO OF INVESTMENTS
                    NUVEEN FLAGSHIP KENTUCKY - CONTINUED

            PRINCIPAL                                                                OPTIONAL CALL                           MARKET
               AMOUNT       DESCRIPTION                                                PROVISIONS*      RATINGS**             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL REVENUE TRANSPORTATION - CONTINUED

        $   5,000,000       Louisville and Jefferson County, Kentucky, Regional        7/05 at 102            AAA     $   4,889,300
                               Airport Authority, Airport System Revenue,
                               Series A, Louisville International Airport,
                               5.625%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL REVENUE/UTILITY - 5.0%

                            Owensboro, Kentucky, Electric Light and Power,
                            Revenue, Series B:
            7,100,000          0.000%, 1/01/11                                        No Opt. Call            AAA         3,401,681
            6,475,000          0.000%, 1/01/12                                        No Opt. Call            AAA         2,917,894
            7,900,000          0.000%, 1/01/17                                        No Opt. Call            AAA         2,632,596
           13,300,000          0.000%, 1/01/18                                        No Opt. Call            AAA         4,190,298
            5,100,000          0.000%, 1/01/19                                        No Opt. Call            AAA         1,519,137
            4,725,000          0.000%, 1/01/20                                        No Opt. Call            AAA         1,321,913

            1,515,000       Puerto Rico Electric Power Authority, Power Revenue,       7/02 at 101 1/2       BBB+         1,582,205
                               Formerly Puerto Rico Commonwealth Water
                               Resource Authority, Power, Series R,
                               6.250%, 7/01/17

            5,000,000       Puerto Rico Electric Power Authority, Power Revenue,       7/04 at 102           BBB+         5,081,900
                               Formerly Puerto Rico Commonwealth Water
                               Resource Authority, Power, Series T,
                               6.000%, 7/01/16
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL REVENUE/WATER AND  SEWER - 7.6%

              625,000       Danville, Kentucky, Multi City, Lease Revenue, Sewer      12/01 at 103            AAA           673,813
                               System Revenue Project B (City of Radcliff),
                               6.875%, 3/01/19 (Mandatory put 12/01/10)

            1,750,000       Henderson, Kentucky, Water & Sewer, Revenue               11/04 at 103            AAA         1,858,780
                               Refunding, Series A, 6.100%, 11/01/14

                            Kenton County, Kentucky, Water District No. 001
                            Waterworks, Revenue, Refunding:
            1,700,000          6.375%, 2/01/12                                         2/02 at 103            AAA         1,812,693
            1,000,000          6.375%, 2/01/17                                         2/02 at 103            AAA         1,068,010

            1,530,000       Kenton, County, Kentucky, Water District No. 001,          8/02 at 103            AAA         1,601,023
                               Waterworks, Revenue, Refunding, Series B,
                               6.000%, 2/01/17

            2,040,000       Kenton County, Kentucky, Water District No. 001,           2/05 at 102            AAA         2,052,648
                               Waterworks, Revenue, Series B, 5.700%, 2/01/20

            1,000,000       Kentucky Infrastructure Authority, Revenue Refunding,      8/03 at 102              A         1,003,460
                               Governmental Agencies Program, Series E,
                               5.750%, 8/01/18

____
20

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

          PRINCIPAL                                                                       OPTION CALL                         MARKET
             AMOUNT          DESCRIPTION                                                  PROVISIONS*        RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/WATER AND SEWER -- CONTINUED

          $  5,000,000       Kentucky Infrastructure Authority, Revenue Refunding,        2/03 at 102                A  $  4,836,100
                               Governmental Agencies Program, Series F,
                               5.375%, 2/01/18

                             Kentucky Infrastructure Authority, Revenue,
                             Infrastructure Revolving Fund, Series J:
               440,000         6.300%, 6/01/10                                            8/05 at 102                A       473,290
               360,000         6.350%, 6/01/11                                            8/05 at 102                A       386,885
               600,000         6.375%, 6/01/14                                            8/05 at 102                A       655,908

                             Kentucky Infrastructure Authority, Revenue,
                             Governmental Agencies Program, Series G:
               420,000         6.300%, 8/01/10                                            8/05 at 102                A       450,605
               445,000         6.350%, 8/01/11                                            8/05 at 102                A       476,987
               825,000         6.375%, 8/01/14                                            8/05 at 102                A       898,763

               405,000       Kentucky Infrastructure Authority, Revenue Refunding,        8/99 at 102                A       433,241
                               Governmental Agencies Program, Series A,
                               7.800%, 8/01/08

             3,840,000       Louisville and Jefferson County Kentucky                     5/03 at 102              AAA     3,723,840
                               Metropolitan Sewer District Revenue,
                               Refunding, Series B, 5.500%, 5/15/23

                             Louisville and Jefferson County Kentucky Metropolitan
                             Sewer District, Sewer and Drain System Revenue,
                             Refunding, Series A:
             2,720,000         6.750%, 5/15/19                                           11/04 at 102              AAA     2,996,243
             2,070,000         6.500%, 5/15/24                                           11/04 at 102              AAA     2,236,697
             2,500,000         6.750%, 5/15/25                                           11/04 at 102              AAA     2,758,800

             3,865,000       Louisville and Jefferson County, Kentucky, Metropolitan      2/05 at 102              AAA     3,754,036
                               Sewer District, Sewer and Drain System, Revenue,
                               Series A, 5.400%, 5/15/22

               500,000       Paducah Kentucky, Waterworks, Revenue Refunding,             7/01 at 102              AAA       544,540
                               6.700%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
                             NON-STATE GENERAL OBLIGATIONS -- 1.8%

             1,005,000       Casey County, Kentucky, School District Finance              3/05 at 102                A     1,027,462
                               Corporation, School Building, Revenue,
                               5.750%, 3/01/15

             1,070,000       Fleming County, Kentucky, School District Finance            3/05 at 102                A     1,093,208
                               Corporation, School Building, Revenue,
                               5.875%, 3/01/15

____
21

                             PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP KENTUCKY - CONTINUED

          PRINCIPAL                                                                       OPTION CALL                         MARKET
             AMOUNT          DESCRIPTION                                                  PROVISIONS*        RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             NON-STATE GENERAL OBLIGATIONS - CONTINUED

       $  2,280,000          Grant County, Kentucky, School District Finance              3/07 at 102              Aaa  $  2,233,625
                               Corporation, School Building, Revenue,
                               5.375%, 3/01/17

          3,465,000          Hopkins County, Kentucky, School District Finance            6/04 at 102               A1     3,638,735
                               Corporation, School Building, Revenue,
                               6.200%, 6/01/19
------------------------------------------------------------------------------------------------------------------------------------
                             PRE-REFUNDED - 7.8%***

                             Rockcastle County, Kentucky, School District Finance
                             Corporation, School Building, Revenue:
            500,000            5.700%, 4/01/16                                            4/03 at 102               A1       496,080
            530,000            5.700%, 4/01/17                                            4/03 at 102               A1       525,108
            560,000            5.700%, 4/01/18                                            4/03 at 102               A1       550,502

                             Campbell and Kenton Counties, Kentucky, Sanitation
                             District No. 1, Sanitation District, Revenue Refunding,
                             Series A:
            965,000            7.700%, 8/15/04                                            8/97 at 101 11/16         Aa       989,588
            500,000            7.750%, 8/15/05                                            8/97 at 102               Aa       514,030

            500,000          Covington, Kentucky, Municipal Properties Corporation,       8/98 at 103              N/R       538,170
                               Revenue, First Mortgage Parking and Park,
                               Series A, 8.250%, 8/01/10

          1,370,000          Daviess County, Kentucky, Hospital, Revenue                  1/98 at 102              AAA     1,427,622
                               Refunding, Mercy Health Care System, A,
                               7.625%, 1/01/15

                             Florence, Kentucky, Public Properties Corporation,
                             Revenue, First Mortgage, Recreational Facilities
                             Project:
            100,000            7.000%, 3/01/10                                            3/01 at 103               A3       110,687
            320,000            7.000%, 3/01/14                                            3/01 at 103               A3       355,613
            345,000            7.000%, 3/01/15                                            3/01 at 103               A3       383,395
            360,000            7.000%, 3/01/16                                            3/01 at 103               A3       400,064

          2,750,000          Hardin County, Kentucky, Hospital, Revenue Refunding,        1/98 at 103              AAA     2,961,558
                               Hardin Memorial Hospital, 7.875%, 10/01/14

         16,750,000          Jefferson County, Kentucky, Capital Projects                 2/01 at 24 11/16         AAA     3,472,778
                               Corporation, Revenue, Lease, Series B,
                               0.000%, 8/15/19

            990,000          Kentucky Development Finance Authority, Hospital,            2/98 at 102                A     1,047,697
                               Revenue Refunding, Imprt, Ashland Hospital
                               Kings Project, 9.750%, 8/01/11

          2,795,000          Kentucky Infrastructure Authority, Revenue,                  9/98 at 102              AAA     2,978,240
                               Community Loan Program, Series A, 7.850%, 9/01/18

____
22

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

          PRINCIPAL                                                                       OPTION CALL                         MARKET
             AMOUNT          DESCRIPTION                                                  PROVISIONS*        RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             PRE-REFUNDED - CONTINUED

       $  1,495,000          Kentucky Infrastructure Authority, Revenue Refunding,        8/99 at 102                A  $  1,628,459
                               Governmental Agencies Program, Series A,
                               7.800%, 8/01/08

            985,000          Kentucky Local Correctional Facilities, Construction        11/97 at 102              AAA     1,017,929
                               Authority, Revenue Refunding, 7.000%, 11/01/14

          1,800,000          Kentucky State Property and Buildings Commission,            8/98 at 102               A+     1,916,064
                               Revenues, Project No. 48, 8.000%, 8/01/08

          4,875,000          Kentucky State Turnpike Authority, Economic                  5/00 at 101 1/2          AAA     5,315,651
                               Development, Road Revenue, Revitalization Project,
                               7.250%, 5/15/10

                             Lexington, Fayette Urban County Government,
                             Kentucky Sewer System, Revenue:
            830,000            7.600%, 7/01/07                                            7/98 at 102              AAA       878,787
            900,000            7.600%, 7/01/08                                            7/98 at 102              AAA       952,902

          3,200,000          Lexington Fayette Urban County Government,
                               Kentucky Residential Facilities, Revenue
                               Refunding, Ushcso, Richmond Project, Series A,
                               7.750%, 5/15/15                                            5/98 at 102              AAA     3,378,368

            500,000          Richmond, Kentucky, Water Gas and Sewer, Revenue             7/98 at 102              AAA       528,355
                               Refunding, Series B, 7.400%, 7/01/15

          1,990,000          Western Kentucky University, Revenues, Formerly             12/00 at 102              AAA     2,213,616
                               Western Kentucky State College, Housing and
                               Dining System, Series L, 7.400%, 12/01/10

            940,000          Western Kentucky University, Revenues, Formerly             11/00 at 102              AAA     1,043,663
                               Western Kentucky State College, Educational
                               Buildings, Series J, 7.400%, 5/01/10
------------------------------------------------------------------------------------------------------------------------------------
                             RESOURCE RECOVERY - 2.3%

                             Perry County, Kentucky, Solid Waste Disposal,
                             Revenue, TJ International Project:
          3,750,000            7.000%, 6/01/24                                            6/04 at 102              N/R     3,908,400
          4,240,000            6.800%, 5/01/26                                            5/06 at 102              N/R     4,385,305
          2,000,000            6.550%, 4/15/27                                            4/07 at 102              N/R     2,018,860
------------------------------------------------------------------------------------------------------------------------------------
                             SPECIAL TAX REVENUE - 1.7%

          7,250,000          Puerto Rico Commonwealth Highway and                         7/16 at 100                A     7,051,132
                               Transportation Authority, Higthway, Revenue,
                               Series Y, 5.500%, 7/01/36

            500,000          Puerto Rico Commonwealth Infrastructure, Financing           7/98 at 102             BBB+       528,874
                               Authority, Special, Series A, 7.750%, 7/01/08

____
23

                             PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP KENTUCKY - CONTINUED

          PRINCIPAL                                                                       OPTION CALL                         MARKET
             AMOUNT          DESCRIPTION                                                  PROVISIONS*        RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             STATE/TERRITORIAL GENERAL OBLIGATIONS - 1.4%

       $  4,790,000          Puerto Rico Commonwealth, 5.400%, 7/01/25                7/06 at 101 1/2                A  $  4,567,120

          2,000,000          Puerto Rico Commonwealth, Public Improvement,            7/07 at 101 1/2                A     1,908,040
                               5.375%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
       $481,346,657          Total Investments - (cost $426,230,411) - 98.6%                                             450,078,557
------------------------------------------------------------------------------------------------------------------------------------
                             Other Assets Less Liabilities - 1.4%                                                          6,190,698
                             -------------------------------------------------------------------------------------------------------
                             Net Assets - 100%                                                                          $456,269,255
                             =======================================================================================================
                             *     Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                             **    Ratings (not covered by the report of independent auditors): Using the higher of Standard &
                                   Poor's or Moody's rating.

                             ***   Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or
                                   U.S. Government agency securities, which ensures the timely payment of principal and interest.
                                   Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                             N/R - Investment is not rated.

____
24

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

               NUVEEN FLAGSHIP KENTUCKY LIMITED TERM

     PRINCIPAL                                                               OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                 PROVISIONS*    RATINGS**               VALUE
----------------------------------------------------------------------------------------------------------------------------
                EDUCATION - 4.4%

$    475,000    University of Kentucky, University Revenues,               No Opt. Call         AAA        $  480,434
                  Educational Buildings, Series O, 5.000%, 5/01/03
-----------------------------------------------------------------------------------------------------------------------------
                HOSPITALS - 18.3%

                Kentucky Development Finance Authority Revenue,
                Refunding, Sisters of Charity Health, Nazareth Health
                Corporation:
     150,000        5.750%, 11/01/98                                       No Opt. Call           A+          152,922
     580,000        6.600%, 11/01/06                                       11/01 at 102           A+          623,169

                Kentucky Economic Development Finance Authority,
                Medical Center Revenue, Refunding and Improvement,
                Ashland Hospital Corporation, Series A:
     270,000        5.100%, 2/01/99                                        No Opt. Call         AAA           273,405
     335,000        5.250%, 2/01/00                                        No Opt. Call         AAA           341,013

     200,000    Kentucky Economic Development Finance Authority,           No Opt. Call         Aa3           200,328
                    Hospital Facilities Revenue, Refunding,
                    5.200%, 11/01/01

     385,000    McCracken County, Kentucky, Hospital Revenue,              11/04 at 102         AAA           420,974
                    Refunding, Mercy Health System, Series A,
                    6.300%, 11/01/06
-----------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTI FAMILY - 10.0%

     705,000    Louisville, Kentucky, Multifamily Revenue, Refunding,       7/99 at 100         Aa2           713,798
                    Station House SQ Association, LPProject, 5.125%,
                     7/15/19

     385,000    Martin County, Kentucky, Mortgage Revenue,                  7/01 at 100         Aa            391,741
                    Refunding, Assisted Project, 5.375%, 7/01/05
-----------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.7%

     100,000    Kentucky Housing Corporation, Housing Revenue,              1/04 at 102         AAA            99,143
                    Series B, 5.150%, 7/01/07

                Kentucky Housing Corporation, Housing Revenue,
                Series F:
     100,000        4.650%, 1/01/02                                        No Opt. Call         AAA           100,254
     100,000        4.800%, 7/01/03                                        No Opt. Call         AAA           100,226
-----------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL - 8.9%

     325,000    Ashland, Kentucky, Pollution Control Revenue,               2/00 at 102 1/2    Baa1           346,889
                    Refunding, Ashland Oil, Series A, 2/1/90,
                    7.375%, 7/01/09

     635,000    Newport, Kentucky, Industrial Building Revenue,            No Opt. Call         N/R           636,441
                    Refunding, Louis Trauth Dairy, Series A,
                    4.800%, 6/01/99

____
25

               PORTFOLIO OF INVESTMENTS
               NUVEEN FLAGSHIP KENTUCKY LIMITED TERM

     PRINCIPAL                                                               OPTIONAL CALL                        MARKET
     AMOUNT       DESCRIPTION                                                  PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------
                  MUNICIPAL APPROPRIATION OBLIGATIONS - 32.0%

  $  265,000      Hardin County, Kentucky, School District Finance             6/01 at 103            A1        $290,005
                     Corporation, School Building Revenue,
                     Second Series, 6.800%, 6/01/08

     465,000      Jefferson County, Kentucky, School District Finance          No Opt. Call           A+         459,541
                     Corporation, School Building Revenue, Series B,
                     4.800%, 11/01/06

     300,000      Jefferson County, Kentucky, Capital Projects                 No Opt. Call          AAA         310,944
                     Corporation Revenue, Lease, Series A,
                     5.500%, 4/01/03

                  Jeffersontown, Kentucky, Certificates of Participation,
                  Refunding and Improvement, Kentucky Public Projects:
     300,000         4.650%, 11/01/02                                          No Opt. Call            A         299,235
     150,000         4.850%, 11/01/04                                          No Opt. Call            A         150,189
     100,000         5.000%, 11/01/05                                          No Opt. Call            A         100,851

     220,000      Kentucky Infrastructure Authority Revenue, Refunding,        No Opt. Call            A         225,390
                     Wastewater Revolving Fund Program, Series C,
                     5.300%, 6/01/03

     360,000      Kentucky State Turnpike Authority, Economic                  No Opt. Call          AAA         372,733
                     Development Road Revenue, Refunding,
                     Revitalization Projects, 5.400%, 7/01/05

     125,000      Kentucky State Turnpike Authority, Resource Recovery         No Opt. Call           A+         125,160
                     Road Revenue, Refunding, 1985, Series A,
                     6.000%, 7/01/09

     775,000      Mt. Sterling Kentucky Lease Revenue, Kentucky                No Opt. Call           Aa         791,515
                     League Cities, Series A, 5.625%, 3/01/03

     425,000      Puerto Rico Commonwealth Urban Renewal and                   No Opt. Call          BBB         399,266
                     Housing Corporation, Commonwealth Appropriation
                     Refunding, 0.000%, 10/01/98
-----------------------------------------------------------------------------------------------------------------------------
                  MUNICIPAL REVENUE/TRANSPORTATION - 4.5%

     300,000      Kenton County, Kentucky, Airport Board, Airport              No Opt. Call          AAA         302,754
                     Revenue, Cincinnati/Northern Kentucky
                     International, Series A, 5.000%, 3/01/02

     200,000      Louisville and Jefferson County, Kentucky, Regional          No Opt. Call          AAA         203,826
                     Airport, Authority Airport System Revenue,
                     Series A, Refunding, 5.75%, 7/01/98
-----------------------------------------------------------------------------------------------------------------------------
                  MUNICIPAL REVENUE/UTILITY - 2.6%
     400,000      Owensboro, Kentucky, Electric Light and                      No Opt. Call          AAA         290,428
                     Power Revenue, Series A, 0.000%, 1/01/04

____
26

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                               OPTIONAL CALL                        MARKET
     AMOUNT       DESCRIPTION                                                  PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------
                  MUNICIPAL REVENUE/WATER AND SEWER - 4.2%

  $  100,000      Kenton County, Kentucky, Water District No. 001            No Opt. Call            AAA      $  104,658
                    Waterworks Revenue, Series B, 5.600%, 2/01/04

     350,000      Kentucky Infrastructure Authority Revenue, Refunding,      No Opt. Call              A         357,123
                    Governmental Agencies Program, Series H,
                    5.200%, 8/01/02
------------------------------------------------------------------------------------------------------------------------
                  NON-STATE GENERAL OBLIGATIONS - 3.6%

      50,000      Kentucky Interlocal School Transportation Association      No Opt. Call             A1          50,965
                    Equipment, Lease, 5.200%, 3/01/02

                  Lexington, Fayette Urban County Kentucky Government
                  Public Facilities Corporation Mortgage Revenue:
     175,000        5.000%, 11/01/02                                         No Opt. Call            AAA         178,276
     160,000        5.000%, 11/01/03                                         No Opt. Call            AAA         162,582
------------------------------------------------------------------------------------------------------------------------
                  PRE-REFUNDED - 0.5%

     250,000      Jefferson County, Kentucky, Capital Projects               2/01 at 24 11/16        AAA          51,834
                    Corporation Revenue, Lease, Series B,
                    0.000%, 8/15/19
------------------------------------------------------------------------------------------------------------------------
                  STATE/TERRITORIAL GENERAL OBLIGATIONS - 2.6%

     280,000      Puerto Rico Commonwealth, Refunding, Improvement,          No Opt. Call              A         285,595
                    5.375%, 7/01/05
------------------------------------------------------------------------------------------------------------------------
                  STUDENT LOAN REVENUE BONDS - 5.6%

     500,000      Kentucky Higher Education Student Loan Corporation,        No Opt. Call            Aaa         541,760
                    Insured Student Loan Revenue, Insured,
                    Series B, 6.800%, 6/01/03

      75,000      Kentucky Higher Education Student Loan Corporation,        No Opt. Call             AA-         77,676
                    Insured Student Loan Revenue, Refunding,
                    Series A, 6.050%, 6/01/00
------------------------------------------------------------------------------------------------------------------------
 $11,070,000      Total Investments -- (cost $10,896,841) -- 99.9%                                            11,013,043
------------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 0.1%                                                               871
                  ------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                          $11,013,914
                  ------------------------------------------------------------------------------------------------------

                  * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                  ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                  N/R--Investment is not rated.

____
27

STATEMENT OF NET ASSETS

May 31, 1997

                                                                                                           Nuveen Flagship
                                                                                   Nuveen Flagship                Kentucky
                                                                                          Kentucky            Limited Term
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                      $450,078,557            $11,013,043
Receivables:
  Interest                                                                            7,223,491                145,273
  Shares sold                                                                           450,025                  9,754
  Investments sold                                                                    1,472,300                     --
Other assets                                                                             13,654                  7,955
-----------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                    459,238,027             11,176,025
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                          132,217                 48,662
Payable for Shares redeemed                                                             429,823                 40,000
Accrued expenses:
  Management fees (note 6)                                                              110,986                  2,038
   12b-1 distribution and service fees (notes 1 and 6)                                   88,976                  2,505
   Other                                                                                169,638                 28,342
Dividends payable                                                                     2,037,132                 40,564
-----------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                 2,968,772                162,111
-----------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                $456,269,255            $11,013,914
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (NOTE 1)
Net assets                                                                         $430,802,836            $ 8,870,059
Shares outstanding                                                                   38,987,148                894,009
Net asset value and redemption price per share                                     $      11.05            $      9.92
Offering price per share (net asset value per share plus
   maximum sales charge of 4.20% and 2.50%, respectively,
   of offering price)                                                              $      11.53            $     10.17
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES (NOTE 1)
Net assets                                                                         $    543,588            $       N/A
Shares outstanding                                                                       49,169                    N/A
Net asset value, offering and redemption price per share                           $      11.06            $       N/A
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (NOTE 1)
Net assets                                                                         $ 24,468,251            $ 2,143,755
Shares outstanding                                                                    2,215,385                216,118
Net asset value, offering and redemption price per share                           $      11.04            $      9.92
-----------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES (NOTE 1)
Net assets                                                                         $    454,580            $       100
Shares outstanding                                                                       41,213                     10
Net asset value, offering and redemption price per share                           $      11.03            $      9.92
-----------------------------------------------------------------------------------------------------------------------------

N/A - Nuveen Flagship Kentucky Limited Term is not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.


____
28

  STATEMENT OF OPERATIONS
  YEAR ENDED MAY 31, 1997

                                                                                                           NUVEEN FLAGSHIP
                                                                                   NUVEEN FLAGSHIP         KENTUCKY
                                                                                   KENTUCKY*               LIMITED TERM**
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Tax-exempt interest income (note 1)................................................$ 27,695,203            $   473,169
---------------------------------------------------------------------------------------------------------------------------

EXPENSES

Management fees (note 6)                                                              2,290,442                 33,012
12b-1 service fees - Class A (notes 1 and 6)                                          1,412,563                 27,603
12b-1 distribution and service fees - Class B (notes 1 and 6)                               767                    N/A
12b-1 distribution and service fees - Class C (notes 1 and 6)                           207,708                 11,581
Shareholders' servicing agent fees and expenses                                         299,532                 26,774
Custodian's fees and expenses                                                           125,171                 41,956
Trustees' fees and expenses (note 6)                                                     11,836                    271
Professional fees                                                                        26,824                  7,290
Shareholders' reports - printing and mailing expenses                                    47,349                    748
Federal and state registration fees                                                      19,645                  3,622
Organizational expenses (note 1)                                                             --                  9,795
Other expenses                                                                           18,121                    632
---------------------------------------------------------------------------------------------------------------------------
Total expenses before reimbursement                                                   4,459,958                163,284
   Expense reimbursement (note 6)                                                      (989,872)              (108,413)
---------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                          3,470,086                 54,871
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                24,225,117                418,298
===========================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS

Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                                                    1,216,787                (70,626)
Net change in unrealized appreciation or depreciation
   of investments                                                                     8,326,260                204,943
---------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                             9,543,047                134,317
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                         $ 33,768,164            $   552,615
===========================================================================================================================

* Information represents eight months of Flagship Kentucky and four months of Nuveen Flagship Kentucky (see note 1 of the Notes to Financial Statements).

** Information represents eight months of Flagship Kentucky Limited Term and four months of Nuveen Flagship Kentucky Limited Term (see note 1 of the Notes to Financial Statements).

N/A - Nuveen Flagship Kentucky Term is not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.

____
29

                      STATEMENT OF CHANGES IN NET ASSETS


                                                                                        NUVEEN FLAGSHIP       FLAGSHIP
                                                  NUVEEN FLAGSHIP      FLAGSHIP             KENTUCKY          KENTUCKY
                                                      KENTUCKY*        KENTUCKY          LIMITED TERM**     LIMITED TERM
                                                  -------------------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                       5/31/97          5/31/96            5/31/97             5/31/96
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                             $ 24,225,117        $ 23,297,405      $   418,298         $   183,876
Net realized gain (loss) from investment
 transactions (notes 1 and 4)                        1,216,787             746,629          (70,626)            (32,692)
Net change in unrealized appreciation or
 depreciation of investments                         8,326,260          (7,775,753)         204,943             (88,741)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations          33,768,164          16,268,281          552,615              62,443
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
 Class A                                           (23,056,260)        (22,405,836)        (345,290)           (156,882)
 Class B                                                (3,383)                N/A              N/A                 N/A
 Class C                                            (1,154,172)           (950,670)         (70,918)            (27,984)
 Class R                                                (8,367)                N/A               (1)                N/A
From accumulated net realized gains from
 investment transactions:
 Class A                                              (227,076)                 --               --                  --
 Class B                                                    --                 N/A              N/A                 N/A
 Class C                                               (12,818)                 --               --                  --
 Class R                                                    --                 N/A               --                 N/A
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
to shareholders                                    (24,462,076)        (23,356,506)        (416,209)           (184,866)
---------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                    45,888,380          56,317,737        5,492,681          11,638,666
Net proceeds from shares issued to
  shareholders due to reinvestment
  of distributions                                  13,715,085          13,719,431          263,078             111,313
---------------------------------------------------------------------------------------------------------------------------
                                                    59,603,465          70,037,168        5,755,759          11,749,979
---------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                            (44,095,674)        (41,781,814)      (5,035,029)         (1,470,778)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 from Fund share transactions                       15,507,791          28,255,354          720,730          10,279,201
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                          24,813,879          21,167,129          857,136          10,156,778
---------------------------------------------------------------------------------------------------------------------------
Net assets at the beginning of year                431,455,376         410,288,247       10,156,778                  --
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                     $456,269,255        $431,455,376      $11,013,914         $10,156,778
---------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net
 investment income at end of year                 $      2,935        $         --      $     2,089         $        --
===========================================================================================================================

     * Information represents eight months of Flagship Kentucky and four months of Nuveen Flagship Kentucky (see note 1 of the Notes to Financial Statements).

     ** Information represents eight months of Flagship Kentucky Limited Term and four months of Nuveen Flagship Kentucky Limited Term (see note 1 of the Notes to Financial Statements).

     N/A - Flagship Kentucky and Flagship Kentucky Limited were not authorized to issue Class B or Class R Shares. Nuveen Flagship Kentucky Limited is not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

_____
30

NOTES TO FINANCIAL STATEMENTS                        Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Kentucky Municipal Bond Fund and Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Kentucky Triple Tax Exempt Fund ("Flagship Kentucky") and Flagship Kentucky Limited Term Municipal Bond Fund ("Flagship Kentucky Limited Term") were reorganized into the Trust and renamed Nuveen Flagship Kentucky Municipal Bond Fund ("Nuveen Flagship Kentucky") and Nuveen Flagship Kentucky Limited Term Municipal Bond Fund ("Nuveen Flagship Kentucky Limited Term"), respectively.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Funds' investment portfolio are provided by a pricing service approved by the Funds' Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Funds had no such purchase commitments.

____
31

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Kentucky and Flagship Kentucky Limited Term were declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Kentucky state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All income dividends paid during the fiscal year ended May 31, 1997, for each Fund have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Effective February 1, 1997, each Fund offers Class A, C and R Shares. Also effective February 1, 1997, Nuveen Flagship Kentucky began offering Class B Shares. Class A Shares are sold with a sales charge on purchases and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class

____
32

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses
The organizational expenses incurred on behalf of Nuveen Flagship Kentucky Limited Term (approximately $29,400) will be reimbursed to the Adviser on a straight-line basis over a period of three years beginning June 1, 1996. As of May 31, 1997, $9,795 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

____
33

2. FUND SHARES
Transactions in Fund shares were as follows:


                                                                NUVEEN FLAGSHIP                             FLAGSHIP
                                                                   KENTUCKY*                                 KENTUCKY
                                               ---------------------------------------------------------------------------------
                                                                   Year ended                               Year ended
                                                                     5/31/97                                  5/31/96
                                               ---------------------------------------------------------------------------------
                                                   Shares                   Amount              Shares                    Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                       3,460,838         $     37,993,876           4,371,220            $   48,186,156
  Class B                                          49,144                  540,802                 N/A                       N/A
  Class C                                         630,496                6,904,170             739,589                 8,131,581
  Class R                                          40,643                  449,532                 N/A                       N/A

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                       1,178,853               12,941,813           1,186,665                13,067,258
  Class B                                              25                      269                 N/A                       N/A
  Class C                                          69,875                  766,751              59,216                   652,173
  Class R                                             570                    6,252                 N/A                       N/A
--------------------------------------------------------------------------------------------------------------------------------
                                                5,430,444               59,603,465           6,356,690                70,037,168
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                      (3,622,758)             (39,765,461)         (3,468,274)              (38,150,351)
  Class B                                              --                       --                 N/A                       N/A
  Class C                                        (394,142)              (4,330,213)           (330,172)               (3,631,463)
  Class R                                              --                       --                 N/A                       N/A
--------------------------------------------------------------------------------------------------------------------------------
                                               (4,016,900)             (44,095,674)         (3,798,446)              (41,781,814)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase                                   1,413,544         $     15,507,791           2,558,244            $   28,255,354
================================================================================================================================

* Information represents eight months of Flagship Kentucky and four months of Nuveen Flagship Kentucky (see note 1).

N/A - Flagship Kentucky was not authorized to issue Class B or Class R Shares.

____
34

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

                                                   NUVEEN FLAGSHIP                      FLAGSHIP
                                                KENTUCKY LIMITED TERM            KENTUCKY LIMITED TERM
                                            -------------------------------------------------------------
                                                      YEAR ENDED                      YEAR ENDED
                                                       5/31/97                         5/13/96
                                            -------------------------------------------------------------
                                              SHARES             AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                    410,367      $   4,052,500        993,553      $ 9,842,618
  Class C                                    145,916          1,440,077        180,695        1,796,048
  Class R                                         10                104            N/A              N/A

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                     22,414            221,045          9,926           98,135
  Class C                                      4,292             42,033          1,332           13,178
  Class R                                         --                 --            N/A              N/A
---------------------------------------------------------------------------------------------------------
                                             582,999          5,755,759      1,185,506       11,749,979
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                   (395,384)        (3,906,315)      (146,867)      (1,455,747)
  Class C                                   (114,591)        (1,128,714)        (1,526)         (15,031)
  Class R                                         --                 --            N/A              N/A
---------------------------------------------------------------------------------------------------------
                                            (509,975)        (5,035,029)      (148,393)      (1,470,778)
---------------------------------------------------------------------------------------------------------
Net increase                                  73,024      $     720,730      1,037,113      $10,279,201
=========================================================================================================

* Information represents eight months of Flagship Kentucky Limited Term and four months of Nuveen Flagship Kentucky Limited Term (see note 1).

N/A -  Flagship Kentucky Limited Term was not authorized to issue
       Class R Shares.

____
35

3. DISTRIBUTIONS TO SHAREHOLDERS

On June 9, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                 NUVEEN FLAGSHIP
                                            NUVEEN FLAGSHIP     KENTUCKY LIMITED
                                                   KENTUCKY                 TERM
--------------------------------------------------------------------------------
Dividend per share:
  Class A                                            $.0495               $.0365
  Class B                                             .0425                  N/A
  Class C                                             .0445                .0340
  Class R                                             .0515                .0385
--------------------------------------------------------------------------------

N/A - Nuveen Flagship Limited Term is not authorized to issue Class B Shares.

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                 NUVEEN FLAGSHIP
                                             NUVEEN FLAGSHIP    KENTUCKY LIMITED
                                                    KENTUCKY              TERM**
--------------------------------------------------------------------------------
PURCHASES
Investments in municipal securities              $68,275,595          $5,991,427
Temporary municipal investments                    1,500,000                  --

SALES
Investments in municipal securities               57,019,734           5,381,341
Temporary municipal investments                    1,500,000                  --
--------------------------------------------------------------------------------

* Information represents eight months of Flagship Kentucky and four months of Nuveen Flagship Kentucky (see note 1).

** Information represents eight months of Flagship Kentucky Limited Term and four months of Nuveen Flagship Kentucky Limited Term (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes may differ from the cost used for financial reporting purposes.

At May 31, 1997, Nuveen Flagship Kentucky Limited Term had unused capital loss carryforwards of $97,751 available for federal income tax purposes to be applied against future capital gains, if any. If not applied $27,151 of the carryover will expire in the year 2004 and $70,600 in the year 2005.

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1997, were as follows:

                                                                 NUVEEN FLAGSHIP
                                            NUVEEN FLAGSHIP     KENTUCKY LIMITED
                                                   KENTUCKY                 TERM
--------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                  $24,178,042             $119,078
  depreciation                                     (329,896)              (2,876)
--------------------------------------------------------------------------------
Net unrealized appreciation..                   $23,848,146             $116,202
================================================================================

____
36

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, the Funds pay an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund as follows:

                                                        NUVEEN FLAGSHIP KENTUCKY
AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

                                           NUVEEN FLAGSHIP KENTUCKY LIMITED TERM
AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .4500 of 1%
For the next $125 million                                            .4375 of 1
For the next $250 million                                            .4250 of 1
For the next $500 million                                            .4125 of 1
For the next $1 billion                                              .4000 of 1
For net assets over $2 billion                                       .3750 of 1
--------------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Kentucky paid a management fee of .5 of 1% of the average daily net assets and Flagship Kentucky Limited Term paid a management fee of .30 of 1% of the average daily net assets of $500 million or less and .25 of 1% of the average daily net assets in excess of $500 million. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

____
37

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        NUVEEN FLAGSHIP          NUVEEN FLAGSHIP
                                               KENTUCKY    KENTUCKY LIMITED TERM

--------------------------------------------------------------------------------
Gross sales charges collected                $1,045,600                  $24,300
Paid to authorized dealers                      902,900                   19,300
--------------------------------------------------------------------------------

The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $144,900 for Nuveen Flagship Kentucky and $7,700 for Nuveen Flagship Kentucky Limited Term in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained CDSC on share redemptions of approximately $11,500 for Nuveen Flagship Kentucky and $17,900 for Nuveen Flagship Kentucky Limited Term during the fiscal year ended May 31, 1997.

7. COMPOSITION OF NET ASSETS
At May 31, 1997, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                              NUVEEN FLAGSHIP
                                                                         NUVEEN FLAGSHIP     KENTUCKY LIMITED
                                                                               KENTUCKY                  TERM
--------------------------------------------------------------------------------------------------------------
Capital paid-in                                                            $431,802,928           $10,998,941
Balance of undistributed net investment income                                    2,935                 2,089
Accumulated net realized gain (loss) from investment transactions               615,246              (103,318)
Net unrealized appreciation of investments                                   23,848,146               116,202
--------------------------------------------------------------------------------------------------------------
  Net assets                                                               $456,269,255           $11,013,914
==============================================================================================================

____
38

FINANCIAL HIGHLIGHTS

____
39

              Financial Highlights


              Selected data for a share outstanding throughout each period is as follows:
CLASS (INCEPTION DATE)     OPERATING PERFORMANCE      LESS DISTRIBUTIONS
                           ---------------------      ------------------


                                                                 NET
NUVEEN FLAGSHIP KENTUCKY++          NET                 REALIZED AND    DIVIDENDS                       NET       TOTAL
                                  ASSET                   UNREALIZED    FROM TAX-                     ASSET      RETURN
                                  VALUE          NET     GAIN (LOSS)   EXEMPT NET   DISTRIBUTIONS     VALUE      ON NET
YEAR ENDING                   BEGINNING   INVESTMENT            FROM   INVESTMENT    FROM CAPITAL    END OF       ASSET
MAY 31,                       OF PERIOD    INCOME(B)     INVESTMENTS       INCOME           GAINS    PERIOD    VALUE(A)
-----------------------------------------------------------------------------------------------------------------------
CLASS A (5/87)
 1997                            $10.82         $.60           $ .24        $(.60)          $(.01)   $11.05        7.87%
 1996                             10.99          .61            (.17)        (.61)             --     10.82        4.04
 1995                             10.65          .61             .35         (.62)             --     10.99        9.42
 1994                             11.06          .62           ( .40)        (.63)             --     10.65        1.90
 1993                             10.45          .64             .62         (.65)             --     11.06       12.41
 1992                             10.19          .66             .27         (.66)           (.01)    10.45        9.46
 1991                              9.87          .66             .32         (.66)             --     10.19       10.37
 1990                              9.97          .66            (.05)        (.66)           (.05)     9.87        6.92
 1989                              9.38          .67             .60         (.67)           (.01)     9.97       14.31
 1988                              9.37          .66             .02         (.67)             --      9.38        7.79

CLASS B (2/97)
 1997(c)                          11.07          .17            (.01)        (.17)             --     11.06        1.47

CLASS C (10/93)
 1997                             10.81          .54             .24         (.54)           (.01)    11.04        7.29
 1996                             10.99          .54            (.17)        (.55)             --     10.81        3.38
 1995                             10.65          .55             .35         (.56)             --     10.99        8.82
 1994(c)                          11.46          .36            (.81)        (.36)             --     10.65       (5.88)+

CLASS R (2/97)
 1997(c)                          11.08          .20            (.04)        (.21)             --     11.03        1.42
-----------------------------------------------------------------------------------------------------------------------

            +     Annualized.

            ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Kentucky.

            (a) Total returns are calculated on net asset value without any sales charge.

            (b) After waiver of certain management fees a reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

            (c)   From commencement of class operations as noted.

____
40

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

                                                    RATIOS/SUPPLEMENTAL   DATA
---------------------------------------------------------------------------------------------------------------
                                              RATIO                              RATIO
                                             OF NET                             OF NET
                          RATIO OF       INVESTMENT         RATIO OF        INVESTMENT
                          EXPENSES        INCOME TO         EXPENSES         INCOME TO
                        TO AVERAGE          AVERAGE       TO AVERAGE           AVERAGE
                        NET ASSETS       NET ASSETS       NET ASSETS        NET ASSETS
      NET ASSETS            BEFORE           BEFORE            AFTER             AFTER             PORTFOLIO
   END OF PERIOD        REIMBURSE-       REIMBURSE-       REIMBURSE-        REIMBURSE-              TURNOVER
  (IN THOUSANDS)              MENT             MENT          MENT(B)           MENT(B)                  RATE
---------------------------------------------------------------------------------------------------------------
       $430,803          .99%                 5.20%              .75%          5.44%                     13%
        410,808         1.02                  5.19               .71           5.50                      17
        394,457         1.04                  5.49               .68           5.85                      28
        369,495         1.03                  5.15               .58           5.60                      12
        309,223         1.05                  5.52               .61           5.96                      15
        207,395         1.05                  5.96               .62           6.39                       5
        142,449         1.06                  6.31               .72           6.65                      23
        111,234         1.07                  6.31               .75           6.63                      57
         72,059         1.11                  6.50               .67           6.94                      32
         40,945         1.10                  6.50               .51           7.09                      36

            544         1.59+                 4.56+             1.39+          4.76+                     13

         24,468         1.54                  4.64              1.29           4.89                      13
         20,647         1.57                  4.63              1.27           4.93                      17
         15,831         1.58                  4.92              1.23           5.27                      28
         11,172         1.65+                 4.39+             1.08+          4.96+                     12

            455          .64+                 5.62+              .49+          5.77+                     13
---------------------------------------------------------------------------------------------------------------

____
41

CLASS (INCEPTION DATE)      OPERATING PERFORMANCE        LESS DISTRIBUTIONS
                            ---------------------        ------------------

                                                                   NET
NUEVEEN FLAGSHIP KENTUCKY            NET                  REALIZED AND     DIVIDENDS                       NET        TOTAL
LIMITED TERM ++                    ASSET                    UNREALIZED     FROM TAX-                     ASSET       RETURN
                                   VALUE          NET      GAIN (LOSS)    EXEMPT NET   DISTRIBUTIONS     VALUE       ON NET
YEAR ENDING                    BEGINNING   INVESTMENT             FROM     NVESTMENT    FROM CAPITAL    END OF        ASSET
MAY 31,                        OF PERIOD    INCOME(B)      INVESTMENTS        INCOME           GAINS    PERIOD     VALUE(A)
----------------------------------------------------------------------------------------------------------------------------
CLASS A (9/95)
   1997                        $ 9.79       $   .45       $  .12          $  (.44)     $        --      $  9.92        5.96%
   1996(c)                       9.75           .31          .04             (.31)              --         9.79        5.45+

CLASS C (9/95)
   1997                          9.79           .41          .13             (.41)              --         9.92        5.64
   1996(c)                       9.75           .29          .04             (.29)              --         9.79        5.12+

CLASS R (2/97)
    1997(c)                      9.98           .15         (.10)            (.11)              --         9.92         .56
----------------------------------------------------------------------------------------------------------------------------

            +   Annualized.

            ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Kentucky Limited Term.

            (a) Total returns are calculated on net asset value without any sales charge.

            (b) After waiver of certain management fees a reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

            (c) From commencement of class operations as noted.

____
42

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

                                     RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
                                           RATIO                          RATIO
                                          OF NET                         OF NET
                          RATIO OF    INVESTMENT      RATIO OF       INVESTMENT
                          EXPENSES     INCOME TO      EXPENSES        INCOME TO
                        TO AVERAGE       AVERAGE    TO AVERAGE          AVERAGE
                        NET ASSETS    NET ASSETS    NET ASSETS       NET ASSETS
      NET ASSETS            BEFORE        BEFORE         AFTER            AFTER       PORTFOLIO
   END OF PERIOD        REIMBURSE-    REIMBURSE-    REIMBURSE-       REIMBURSE-        TURNOVER
  (IN THOUSANDS)              MENT          MENT       MENT(B)          MENT(B)            RATE
------------------------------------------------------------------------------------------------
         $8,870               1.68%         3.37%          .53%            4.52%             56%
          8,389               1.67+         3.07+          .37+            4.37+             48

          2,144               2.00          3.03           .84             4.19              56
          1,767               1.98+         2.78+          .64+            4.12+             48

             --                .86+         4.87+           --             5.73+             56
------------------------------------------------------------------------------------------------

____
43

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUNDS:

We have audited the accompanying statements of net assets of the Nuveen Flagship Kentucky Municipal Bond Fund and the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund, including the portfolios of investments, as of May 31, 1997, the related statements of operations for the period then ended, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Funds' custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Kentucky Municipal Bond Fund and the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund at May 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 11, 1997

____
44

                                SHAREHOLDER MEETING REPORT
                                FLAGSHIP KENTUCKY

                                                       A SHARES        C SHARES
--------------------------------------------------------------------------------
 ADVISORY AGREEMENT             For                  26,511,504       1,367,473
                                Against                 279,402          12,849
                                Abstain                 689,371          48,871
                                ------------------------------------------------
                                Total                27,480,277       1,429,193
--------------------------------------------------------------------------------
                                Broken Non Votes        572,866          89,338
--------------------------------------------------------------------------------
 REORGANIZATION                 For                  19,328,955       1,082,344
                                Against                 355,112          10,609
                                Abstain                 792,438          39,135
                                ------------------------------------------------
                                Total                20,476,505       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,576,638         366,443
--------------------------------------------------------------------------------
 INVESTMENT OBJECTIVE           For                  19,055,340       1,066,445
                                Against               1,290,229          59,292
                                Abstain                  10,937           6,351
                                ------------------------------------------------
                                Total                20,356,506       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,696,637         386,443
--------------------------------------------------------------------------------
 INVESTMENT ASSETS              For                  19,104,210       1,065,759
                                Against               1,214,193          59,978
                                Abstain                 158,103           6,351
                                ------------------------------------------------
                                Total                20,476,506       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,576,637         386,443
--------------------------------------------------------------------------------
 TYPE OF SECURITIES             For                  19,117,189       1,062,856
                                Against               1,207,360          61,152
                                Abstain                 151,957           8,080
                                ------------------------------------------------
                                Total                20,476,506       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,756,637         386,443
--------------------------------------------------------------------------------
 BORROWING                      For                  19,092,977       1,061,224
                                Against               1,232,888          63,678
                                Abstain                 150,641           7,186
                                ------------------------------------------------
                                Total                20,476,506       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,576,637         386,443
--------------------------------------------------------------------------------
 PLEDGES                        For                  19,104,719       1,062,230
                                Against               1,216,844          62,672
                                Abstain                 154,942           7,186
                                ------------------------------------------------
                                Total                20,476,505       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,576,638         386,443
--------------------------------------------------------------------------------
 SENIOR SECURITIES              For                  19,114,011       1,063,750
                                Against               1,195,946          61,152
                                Abstain                 166,548           7,186
                                ------------------------------------------------
                                Total                20,476,505       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,576,638         386,443
                                ------------------------------------------------

____
45

                                SHAREHOLDER MEETING REPORT
                                FLAGSHIP KENTUCKY - CONTINUED

                                                    A SHARES           C SHARES
--------------------------------------------------------------------------------
 UNDERWRITING                   For               19,127,634          1,062,805
                                Against            1,204,466             62,097
                                Abstain              144,405              7,186
                                ------------------------------------------------
                                Total             20,476,505          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,638            386,443
--------------------------------------------------------------------------------
 REAL ESTATE                    For               18,833,681          1,063,750
                                Against            1,484,597             61,152
                                Abstain              158,228              7,186
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
--------------------------------------------------------------------------------
 COMMODITIES                    For               18,845,928          1,065,308
                                Against            1,479,776             63,617
                                Abstain              150,801              3,163
                                ------------------------------------------------
                                Total             20,476,505          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,638            386,443
--------------------------------------------------------------------------------
 LOANS                          For               19,083,543          1,062,230
                                Against            1,243,491             62,672
                                Abstain              149,472              7,186
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
--------------------------------------------------------------------------------
 SHORT SALES/MARGIN PURCHASES   For               18,829,402          1,066,253
                                Against            1,482,740             62,672
                                Abstain              164,364              3,163
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
--------------------------------------------------------------------------------
 PUT AND CALL OPTIONS           For               18,835,694          1,062,230
                                Against            1,478,396             62,672
                                Abstain              162,415              7,186
                                ------------------------------------------------
                                Total             20,476,505          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,638            386,443
--------------------------------------------------------------------------------
 INDUSTRY CONCENTRATION         For               19,118,304          1,067,773
                                Against            1,201,668             61,152
                                Abstain              156,534              3,163
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
--------------------------------------------------------------------------------
 AFFILIATE PURCHASES            For               18,876,434          1,067,773
                                Against            1,435,232             61,152
                                Abstain              164,840              3,163
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
                                ------------------------------------------------

____
46

                                                   Nuveen Municipal Bond Funds
                                                    May 31, 1997 Annual Report

                                                    A SHARES           C SHARES
--------------------------------------------------------------------------------
 DIV VS. NON-DIV                For               19,089,883          1,067,773
                                Against            1,203,959             61,152
                                Abstain              182,664              3,163
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
--------------------------------------------------------------------------------
 INVESTMENT COMPANIES           For               19,003,226          1,066,445
                                Against            1,309,149             58,457
                                Abstain              164,131              7,186
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
--------------------------------------------------------------------------------
 12B-1 FEES                     For               26,093,842          1,319,705
                                Against              453,326             44,726
                                Abstain              933,110             64,762
                                ------------------------------------------------
                                Total             27,480,278          1,429,193
--------------------------------------------------------------------------------
                                Broker Non Votes     572,865             89,338
--------------------------------------------------------------------------------
 DIRECTORS
--------------------------------------------------------------------------------
 Bremner                        For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Brown                          For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Dean                           For               27,447,695          1,471,678
                                Withhold             605,448             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Impellizzeri                   For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Rosenheim                      For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Sawers                         For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Schneider                      For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Schwertfeger                   For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
                                ------------------------------------------------

____
47

                              SHAREHOLDER MEETING REPORT
                              FLAGSHIP KENTUCKY LIMITED TERM

                                                      A SHARES       C SHARES
-----------------------------------------------------------------------------
 ADVISORY AGREEMENT           For                      593,989        107,587
                              Against                       --             --
                              Abstain                    1,503             --
                              -----------------------------------------------
                              Total                    595,492        107,587
-----------------------------------------------------------------------------
                              Broker Non Votes              --          8,610
-----------------------------------------------------------------------------
 REORGANIZATION               For                      505,309         79,762
                              Against                    1,094             --
                              Abstain                    1,503          1,999
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 INVESTMENT OBJECTIVE         For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 INVESTMENT ASSETS            For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 TYPE OF SECURITIES           For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 BORROWING                    For                      505,309         78,741
                              Against                    2,597          3,020
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 PLEDGES                      For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 SENIOR SECURITIES            For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------

____
48

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

                                                      A SHARES       C SHARES
-----------------------------------------------------------------------------
 UNDERWRITING                 For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 REAL ESTATE                  For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 COMMODITIES                  For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 LOANS                        For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 SHORT SALES/MARGIN
   PURCHASES                  For                      505,309         78,741
                              Against                    2,597          3,020
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 PUT AND CALL OPTIONS         For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 INDUSTRY CONCENTRATION       For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
AFFILIATE PURCHASES           For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------

____
49

                              SHAREHOLDER MEETING REPORT
                              FLAGSHIP KENTUCKY LIMITED TERM
                              --CONTINUED

                                                      A SHARES       C SHARES
-----------------------------------------------------------------------------
 INVESTMENT COMPANIES         For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 12b-1 FEES                   For                      539,892        107,587
                              Against                       --             --
                              Abstain                   55,600             --
                              -----------------------------------------------
                              Total                    595,492        107,587
-----------------------------------------------------------------------------
                              Broker Non Votes              --          8,610
-----------------------------------------------------------------------------
 DIRECTORS
-----------------------------------------------------------------------------
 Bremner                      For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Brown                        For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Dean                         For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Impellizzeri                 For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Rosenheim                    For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Sawers                       For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Schneider                    For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Schwertfeger                 For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
                              -----------------------------------------------

____
50

NUVEEN fAMILY OF MUTUAL FUNDS Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama             Michigan
Arizona             Missouri
California          New Jersey
Colorado            New Mexico
Connecticut         New York
Florida             North Carolina
Georgia             Ohio
Kansas              Pennsylvania
Kentucky            South Carolina
Louisiana           Tennessee
Maryland            Virginia
Massachusetts       Wisconsin

SHAREHOLDER INFORMATION

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

____
51

FUND INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris, Shriver
 & Jacobson
Washington, D.C.

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Dayton, Ohio

____
52

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

[LETTERHEAD OF NUVEEN APPEARS HERE]

SERVING INVESTORS
FOR GENERATIONS

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

MUNICIPAL
BOND FUNDS


MAY 31, 1997


ANNUAL REPORT


DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.


MICHIGAN


[PHOTO APPEARS HERE]

CONTENTS

 1  Dear Shareholder

 3  Answering Your Questions

 6  Michigan Overview

 9  Financial Section

35  Shareholder Meeting Report

36  Shareholder Information

37  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]



DEAR SHAREHOLDER


It's a pleasure to report to you on the performance of the Nuveen Flagship Michigan Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 8.42% for Class A shares if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) outpaced the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 4.76% for Class A shares. To match this yield, investors in the 34.5% combined federal and state income tax bracket would have had to earn at least 7.27% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

____
1

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."


increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

\s\ Timothy R. Schwertferger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

____
2

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

ANSWERING YOUR QUESTIONS

WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUND?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

WHAT IS YOUR STRATEGY FOR MEETING THESE OBJECTIVES?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

WHAT KEY ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of

____
3

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."


operating in a healthy supply environment, where securities were available as needed.

GIVEN THIS MARKET ENVIRONMENT, HOW DID THE FUND PERFORM?

The Michigan Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 8.42% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked seventh among 46 Michigan municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service. Steady demand, coupled with tight supply, caused munis to outperform Treasury securities over the 12 month period.

WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

We maintained the average call protection of the fund at 7.40 years and brought the duration, a measure of the fund's volatility, down to 7.95 years from 8.40 years. The funds continued to reduce exposure to local school district bonds, which had flooded the market due to local property tax reform. Although the sector presented good credit characteristics, the supply of these bonds tended to overwhelm the market, driving down prices.

WHAT IS THE CURRENT STATUS OF MICHIGAN'S MUNICIPAL MARKET?

The supply of new bond issuance in Michigan has declined by nearly one third in the first half of 1997, compared with the same period in the previous year. However, substantial issuance continued for school district debt as a result of local property tax reform. Michigan's economy and financial operations have improved significantly since the 1980s. In 1996, the state's unemployment rate was at its lowest level in 27 years. The City of Detroit's economy has also shown improvement, attracting $4.5 billion in private investments since

____
4

1995. The state continues to fund infrastructure under the $1.5 billion Build Michigan program.

WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET AS A WHOLE?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market will continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

____
5

MICHIGAN
OVERVIEW

Credit Quality
------------------------

[PIE CHART APPEARS HERE]

BBB/NR             11%
A                  18%
AA                 20%
AAA/Pre-refunded   51%

Diversification
------------------------------

[PIE CHART APPEARS HERE]

Pollution Control         7%
Hospitals                24%
Housing Facilities        9%
Other                    10%
Water & Sewer             8%
General Obligations      15%
Escrowed Bonds           17%
Tax Revenue              10%


FUND HIGHLIGHTS
----------------------------------------------------------------------------------
SHARE CLASS                                      A        B        C          R
Inception Date                                  6/85     2/97     6/93       2/97
----------------------------------------------------------------------------------
Net Asset Value (NAV)                         $11.68   $11.70   $11.66   $  11.68
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Net Assets ($000)                                                  $327,295
----------------------------------------------------------------------------------
Average Weighted Maturity (years)                                           18.22
----------------------------------------------------------------------------------
Duration (years)                                                             7.95
----------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN\1\
----------------------------------------------------------------------------------
SHARE CLASS                          A(NAV)    A(Offer)   B        C          R
1-Year                                8.42%     3.87%    7.94%    7.84%      8.49%
----------------------------------------------------------------------------------
5-Year                                6.88%     5.97%    6.32%    6.20%      6.89%
----------------------------------------------------------------------------------
10-Year                               8.10%     7.63%    7.63%    7.46%      8.10%
----------------------------------------------------------------------------------

TAX-FREE YIELDS
----------------------------------------------------------------------------------
SHARE CLASS                          A(NAV)    A(Offer)   B        C          R
----------------------------------------------------------------------------------
Dist Rate                             5.23%     5.01%    4.47%    4.69%      5.42%
----------------------------------------------------------------------------------
SEC 30-Day Yld                        4.76%     4.56%    4.02%    4.22%      4.96%
----------------------------------------------------------------------------------
Taxable Equiv Yld2                    7.27%     6.96%    6.14%    6.44%      7.57%
----------------------------------------------------------------------------------

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the return for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 3.94%, 6.16%, and 7.63%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate of 34.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

____
6

                                    Nuveen Flagship Michigan Municipal Bond Fund
                                                      May 31, 1997 Annual Report


*The Index Comparison shows change in value of a $10,000 investment in the A
 Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

Index Comparison*

[LINE CHART APPEARS HERE]

            Lehman
           Brothers      Nuveen Flagship      Nuveen Flagship
          Municipal    Michigan Municipal   Michigan Municipal
Date      Bond Index     Bond Fund (NAV)     Bond Fund (offer)
----      ----------   ------------------   ------------------
May-87    $10,000.00       $10,000.00           $ 9,580.00
May-88    $10,898.10       $10,894.58           $10,437.00
May-89    $12,150.65       $12,324.28           $11,806.66
May-90    $13,039.68       $13,089.08           $12,539.34
May-91    $14,353.88       $14,232.29           $13,634.53
May-92    $15,764.07       $15,619.08           $14,963.08
May-93    $17,650.01       $17,533.33           $16,796.93
May-94    $18,085.83       $17,860.75           $17,110.60
May-95    $19,732.83       $19,391.34           $18,576.90
May-96    $20,634.74       $20,092.07           $19,248.21
May-97    $22,534.82       $21,783.62           $20,868.71

Lehman Brothers Municipal Bond Index                  $22,535
Nuveen Flagship Michigan Municipal Bond Fund (NAV)    $21,784
Nuveen Flagship Michigan Municipal Bond Fund (Offer)  $20,869

Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

         1996                     1997           Capital Gain
JUNE           0.0504      JANUARY      0.0528   0.01289
JULY           0.052       FEBRUARY     0.0509
AUGUST         0.052       MARCH        0.0509
SEPTEMBER      0.05        APRIL        0.0509
OCTOBER        0.0517      MAY          0.0509
NOVEMBER       0.05
DECEMBER       0.0517

Capital Gain

FINANCIAL SECTION


    CONTENTS

10  Portfolio of Investments

21  Statement of Net Assets

22  Statement of Operations

23  Statement of Changes in Net Assets

24  Notes to Financial Statements

31  Financial Highlights

34  Independent Auditors' Report

____
9

                                  PORTFOLIO OF INVESTMENTS
                                  NUVEEN FLAGSHIP MICHIGAN

            PRICIPAL                                                                  OPTIONAL CALL                  MARKET
             AMOUNT               DESCRIPTION                                          PROVISIONS*    RATINGS**       VALUE
---------------------------------------------------------------------------------------------------------------------------
                                  EDUCATION -- 1.3%

           $1,000,000             Grand Valley, Michigan, State University Revenue,     10/98 at 102       A     $1,067,120
                                    General, 7.875%, 10/01/08

            1,000,000             Michigan State University, Formerly Michigan ST        2/06 at 101     AAA        912,730
                                    University Agricultural and Applied Science
                                    To 1965, General, Series A, 5.000%, 2/15/26

            1,000,000             Oakland County, Michigan, Economic Development        11/04 at 102     Aa2      1,108,330
                                    Corporation, Limited Obligation, Revenue
                                    Refunding, Cranbrook Educational Community,
                                    Series C, 6.900%, 11/01/14

            1,000,000             Western Michigan University, 6.250%, 11/15/12         11/02 at 102     AAA      1,056,300
---------------------------------------------------------------------------------------------------------------------------
                                  ESCROWED TO MATURITY -- 0.1%

              195,000             Michigan State Hospital Finance Authority, Henry      No Opt. Call     AAA        210,758
                                    Ford Hospital, Series B, 8.875%, 5/01/00
---------------------------------------------------------------------------------------------------------------------------
                                  HEALTH CARE -- 0.5%

            1,200,000             Michigan State Hospital Finance Authority,             7/05 at 102     N/R      1,213,908
                                    Michigan Obligation Group, 6.500%, 1/01/25

              250,000             Warren, Michigan, Economic Development Corporation,    3/02 at 101     Aaa        263,218
                                    Nursing Home Revenue, Autumn Woods,
                                    6.900%, 12/20/22
---------------------------------------------------------------------------------------------------------------------------
                                  HOSPITALS -- 23.2%

            1,000,000             Dearborn, Michigan, Economic Development              11/05 at 102     AAA      1,018,460
                                    Corporation, Hospital Revenue, Oakwood
                                    Obligation Group, Series A, 5.750%,11/15/15

                                  Farmington Hills Michigan Hospital Finance Authority,
                                  HospitalRevenue, Botsford General Hospital,
                                  Series A:
              500,000               6.500%, 2/15/11                                      2/02 at 102     AAA        537,575
              500,000               6.500%, 2/15/22                                      2/02 at 102     AAA        534,965

              500,000             Grand Traverse County, Michigan, Hospital Finance      7/02 at 102     AAA        521,585
                                    Authority, HospitalRevenue Refunding,
                                    Munson Healthcare, Series A, 6.250%, 7/01/22

            1,940,000             Kalamazoo, Michigan, Hospital Finance Authority,       5/03 at 102      A1      2,041,152
                                    Hospital Facility, Revenue Refunding and
                                    Improvement, Bronson Methodist, Series A,
                                    6.375%, 5/15/17

____
10

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

            PRINCIPAL                                                             OPTIONAL CALL                       MARKET
            AMOUNT           DESCRIPTION                                           PROVISIONS*       RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------
                             HOSPITALS -- CONTINUED

           $6,000,000        Kalamazoo, Michigan, Hospital Finance Authority,         5/06 at 102        AAA     $6,057,720
                               Hospital Facility, Revenue Refunding and
                               Improvement, Bronson Methodist,
                               5.875%, 5/15/26

            1,290,000        Kent Hospital Finance Authority, Michigan Hospital      11/01 at 102        AAA      1,386,815
                               Facility, Revenue Refunding, Pine Rest
                               Christian Hospital, 6.500%, 11/01/10

            1,000,000        Michigan State Hospital Finance Authority, Revenue       3/04 at 102         A+        955,390
                               Refunding, Hospital, Crittenton Hospital, Series A,
                               5.250%, 3/01/14

               40,000        Michigan State Hospital Finance Authority, Revenue       8/98 at 102          A         42,336
                               Refunding, Detroit Medical Center, Series B,
                               8.125%, 8/15/08

            3,000,000        Michigan State Hospital Finance Authority, Revenue       1/00 at 100       BBB+      3,064,890
                               Refunding, Memorial Hospital, Owosso,
                               Michigan, Series A, 7.375%, 1/01/03

              500,000        Michigan State Hospital Finance Authority, Hospital     12/02 at 102          A        539,650
                               Revenue, Mid-Michigan Obligation Group,
                               6.900%, 12/01/24

            6,500,000        Michigan State Hospital Finance Authority, Revenue       8/03 at 102          A      6,869,980
                               Refunding, Detroit Medical Center Obligation
                               Group, Series A, 6.500% 8/15/18

            1,000,000        Michigan State Hospital Finance Authority, Revenue       7/99 at 102        AAA      1,062,570
                               Refunding, Oakland General Hospital,
                                7.000%, 7/01/15

            1,000,000        Michigan State Hospital Finance Authority, Revenue      11/01 at 102        AAA      1,059,420
                               Refunding, Sparrow ObligatedGroup,
                               6.500%, 11/15/11

            1,000,000        Michigan State Hospital Finance Authority,              11/01 at 102         AA      1,089,250
                               Daughters Charity, 7.000%, 11/01/21

            2,920,000        Michigan State Hospital Finance Authority, Hospital      8/04 at 102          A      2,777,942
                               Revenue Refunding, Detroit Medical Center,
                               Series B, 5.500%, 8/15/23

            1,000,000        Michigan State Hospital Finance Authority, Revenue       1/05 at 102        AA-      1,045,650
                               Refunding, Otsego Memorial Hospital Gaylord,
                               6.125%, 1/01/15

            2,000,000        Michigan State Hospital Finance Authority, Revenue       7/05 at 102        AAA      1,984,060
                               Refunding, Hospital, Port Huron Hospital Obligation,
                               5.500%, 7/01/15

____
11

                         PORTFOLIO OF INVESTMENTS
                         NUVEEN FLAGSHIP MICHIGAN - CONTINUED

            PRINCIPAL                                                             OPTIONAL CALL                       MARKET
               AMOUNT     DESCRIPTION                                              PROVISIONS*        RATINGS**        VALUE
----------------------------------------------------------------------------------------------------------------------------
                          HOSPITALS - CONTINUED

           $2,200,000     Michigan State Hospital Finance Authority, Hospital      11/05 at 101          AA       $2,118,226
                             Revenue Refunding,  Daughters Charity,
                             5.250%, 11/01/15

            1,000,000     Michigan State Hospital Finance Authority,  Hospital     No Opt. Call         BBB        1,027,130
                             Revenue Refunding, Gratiot Community Hospital,
                             6.100%, 10/01/07

            8,500,000     Michigan State Hospital Finance Authority, Revenue        5/06 at 102          AA        8,024,000
                             Refunding, Henry Ford Health, Series A,
                             5.250%, 11/15/20

            1,000,000     Michigan State Hospital Finance Authority, Revenue,      10/06 at 102         BBB          998,950
                             Hospital, Central Michigan Community Hospital,
                             6.250%, 10/01/27

            5,250,000     Michigan State Hospital Finance Authority, Revenue,       8/06 at 101         AAA        5,011,755
                             Mercy Health Services, Series Q, 5.375%, 8/15/26

            2,000,000     Michigan State Hospital Finance Authority, Revenue        8/07 at 101         AA-        1,939,920
                             Refunding, Mercy Health Services, Series S,
                             5.500%, 8/15/20

                          Michigan State Hospital Finance Authority,
                          Presbyterian Michigan Obligation:

              600,000          6.375%, 1/01/15                                      1/07 at 102         N/R          602,148
              500,000          6.375%, 1/01/25                                      1/07 at 102         N/R          497,715

                          Pontiac, Michigan, Hospital Finance Authority,
                          Hospital Revenue Refunding,:
            3,000,000        6.000%, 8/01/18                                        8/03 at 102        BBB-        2,884,410
            5,165,000        6.000%, 8/01/23                                        8/03 at 102        BBB-        4,905,614

            8,345,000     Royal Oak, Michigan, Hospital Finance Authority,          1/06 at 102          AA        7,886,025
                            Hospital, Revenue Refunding, William Beaumont
                            Hospital, 5.250%, 1/01/20

            2,000,000     Saginaw, Michigan, Hospital Finance Authority,           10/99 at 102        BBB+        2,120,480
                            Hospital, Revenue Refunding, Saginaw General
                            Hospital, 7.625%, 10/01/08

              500,000     Saginaw, Michigan, Hospital Finance Authority,            7/01 at 102         AAA          538,485
                             St.Lukes Hospital, Hospital Revenue Refunding,
                             Series C, 6.750%, 7/01/17

            1,000,000     University of Michigan, University Hospital Revenue,     12/00 at 100          AA        1,028,970
                             6.375%, 12/01/24

            3,500,000     University of Michigan, University Medical Revenue,      12/01 at 102         Aa2        3,722,320
                             Service Plan, 6.500%, 12/01/21

____
12

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

        PRINCIPAL                                                              OPTIONAL CALL                          MARKET
           AMOUNT         DESCRIPTION                                            PROVISIONS*        RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------
                          HOUSING/MULTI FAMILY -- 3.6%

     $      440,000       Grand Rapids, Michigan, Housing Corporation,              1/04 at 104          AAA      $  484,246
                            Multifamily, Revenue Refunding, Elderly Project,
                            7.375%, 7/15/41

            750,000       Grand Rapids, Michigan, Housing Finance Authority,        9/04 at 100          AAA         816,128
                            Multifamily Revenue Refunding, Series A,
                            7.625%, 9/01/23

          1,190,000       Michigan State Housing Development Authority, Multi-     10/05 at 102          Aaa       1,242,586
                            Family Revenue Refunding, Limited Obligation,
                            Series A, 6.500%, 10/01/15

          6,000,000       Michigan State Housing Development Authority,            No Opt. Call           A+       1,360,680
                            Series I, 0.000%, 4/01/14

                          Michigan State Housing Development Authority,
                          Rental Housing, Revenue Refunding, Series A:
            500,000         6.400%, 4/01/05                                        10/02 at 102           A+         528,360
            500,000         6.650%, 4/01/23                                        10/02 at 102           A+         517,210

                          Michigan State Housing Development Authority,
                            Rental Housing Revenue, Series B:
          1,000,000         6.  150%, 10/01/15                                      6/05 at 102          AAA       1,023,990
            370,000         7.  100%,  4/01/21                                      4/01 at 102           A+         388,163
          5,000,000         7.  550%,  4/01/23                                      4/01 at 102           A+       5,350,050
---------------------------------------------------------------------------------------------------------------------------
                          HOUSING/SINGLE FAMILY -- 4.9%

                          Michigan State Housing Development Authority,
                          Single Family Mortgage Revenue, Series A:
          2,000,000         6.450%, 12/01/14                                        6/04 at 102          AA+       2,077,400
          1,280,000         7.500%,  6/01/15                                        6/00 at 102          AA+       1,344,115
            730,000         7.700%, 12/01/16                                        6/99 at 102          AA+         744,673
          1,500,000         6.800%, 12/01/16                                        6/05 at 102          AA+       1,569,750
          1,250,000         6.050%, 12/01/27                                        6/07 at 102          AAA       1,257,413

          3,250,000       Michigan State Housing Development Authority,            12/00 at 102          AA+       3,425,078
                            Single Family Mortgage Revenue, Series C,
                            7.550%, 12/01/15

          3,930,000       Michigan State Housing Development Authority,            12/04 at 102          AA+       4,056,389
                            Single Family Mortgage, Revenue Refunding,
                            Series C, 6.500%, 6/01/16

          1,500,000       Michigan State Housing Development Authority,            12/06 at 102          AA+       1,509,930
                            Single Family Mortgage Revenue, Series D,
                            5.950%, 12/01/16

____
13

                          PORTFOLIO OF INVESTMENTS
                          NUVEEN FLAGSHIP MICHIGAN - CONTINUED

        PRINCIPAL                                                               OPTIONAL CALL                         MARKET
           AMOUNT         DESCRIPTION                                             PROVISIONS*       RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------
                          INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL -- 6.9%

        $ 7,500,000       Dickinson County, Michigan, Economic Development       10/03 at 102            Baal     $7,497,525
                            Corporation, Pollution Control Revenue Refunding,
                            Champion International Corporation Project,
                            5.850%, 10/01/18

          2,500,000       Michigan State Strategic Fund, Limited Obligation      No Opt. Call              A+      2,873,050
                            Revenue Refunding, Ford Motor Company Project,
                            Series A, 7.100%, 2/01/06

          5,000,000       Michigan State Strategic Fund, Pollution Control        9/05 at 102              A-      5,137,600
                            Revenue Refunding, General Motors Corporation,
                            6.200%, 9/01/20

          1,055,000       Michigan State Strategic Fund, Limited Obligation      12/03 at 102              A1      1,067,301
                            Revenue, WMX Technologies Inc. Project,
                            6.000%, 12/01/13

          3,500,000       Michigan State Strategic Fund, Limited Obligation       6/04 at 102             AAA      3,735,550
                            Revenue Refunding, Detroit Education Company,
                            Series B, 6.450%, 6/15/24

          1,000,000       Monroe County, Michigan, Economic Development          No Opt. Call             AAA      1,192,670
                            Corporation, Limited Obligation Revenue Refunding,
                            Collateralized, Detroit Edison Company, Series Aa,
                            6.950%, 9/01/22

          1,000,000       Monroe County, Michigan, Pollution Control Revenue,    No Opt. Call             AAA      1,084,900
                            Detroit Edison Company Project, Series A,
                            6.350%, 12/01/04
----------------------------------------------------------------------------------------------------------------------------
                          MUNICIPAL APPROPRIATION OBLIGATIONS -- 0.6%

          2,000,000       Detroit, Michigan, Building Authority, District         2/07 at 101               A      2,049,320
                            Court Madison Center, Series A,
                            6.150%, 2/01/11
----------------------------------------------------------------------------------------------------------------------------
                          MUNICIPAL REVENUE/OTHER -- 6.1%

            250,000       Michigan Municipal Bond Authority, Revenue, Local      11/99 at 102             AAA        270,160
                            Government Loan, Program C, 7.250%, 5/01/20

          1,000,000       Michigan Municipal Bond Authority, Revenue             12/01 at 100             AAA        947,990
                            Refunding, Local Government Loan Program,
                            Series A, 4.750%, 12/01/09

          5,500,000       Michigan Municipal Bond Authority, Revenue             No Opt. Call             AAA      3,204,520
                            Refunding, Government Loan A, 0.000%, 12/01/07

          2,800,000       Michigan Municipal Bond Authority, Revenue, Local      No Opt. Call             AAA      1,561,392
                            Government Loan, Series C, 0.000%, 6/15/08

_____
14

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

            PRINCIPAL                                                             OPTIONAL CALL                       MARKET
               AMOUNT            DESCRIPTION                                       PROVISIONS*          RATINGS**      VALUE
----------------------------------------------------------------------------------------------------------------------------
                           MUNICIPAL REVENUE/OTHER -- CONTINUED

                           Michigan State Building Authority, Revenue
                           Refunding, Series I:
         $1,000,000          6.750%, 10/01/11                                     10/01 at 102             AA-    $1,084,950
          5,000,000          6.250%, 10/01/20                                     10/01 at 102             AA-     5,156,100

          7,585,000        Michigan State Building Authority, Revenue, Series II, 10/01 at 102             AA-     7,805,572
                             6.250%, 10/01/20
---------------------------------------------------------------------------------------------------------------------------
                           MUNICIPAL REVENUE/TRANSPORTATION -- 0.3%

            250,000        Capital Region Airport Authority, Michigan Airport,     7/02 at 102             AAA       267,105
                             Revenue, 6.700%, 7/01/21

            750,000        Wayne Charter County, Michigan Airport, Revenue        12/04 at 102             AAA       794,213
                             Refunding, Detroit Metropolitan Wayne County,
                             Series A, 5.875%, 12/01/08
---------------------------------------------------------------------------------------------------------------------------
                           MUNICIPAL REVENUE/UTILITY -- 2.0%

          1,540,000        Michigan Public Power Agency, Revenue Refunding,        1/03 at 102             AA-     1,445,752
                             Belle River Project, Series A, 5.250%, 1/01/18

          3,000,000        Michigan State South Central Power Agency, Power       11/04 at 102             BBB+    3,339,270
                             Supply System, Revenue Refunding,
                             7.000%,11/01/11

            300,000        Puerto Rico Electric Power Authority, Power Revenue,    7/05 at 100             BBB+      279,264
                             Formerly Puerto Rico Commonwealth Water
                             Resource Authority, Power, Series Z,
                             5.250%, 7/01/21

          4,000,000        Puerto Rico Electric Power Authority, Power Revenue,   No Opt. Call             AAA     1,345,120
                             Formerly Puerto Rico Commonwealth Water
                             Resource Authority, Power, Capital Appreciation,
                             Series N, 0.000%, 7/01/17
---------------------------------------------------------------------------------------------------------------------------
                           MUNICIPAL REVENUE/WATER AND SEWER -- 7.7%

          2,500,000        Detroit, Michigan, Sewer Disposal, Revenue,             7/05 at 101             AAA     2,430,225
                             Water Supp System, 2ND Lien, Series A,
                             5.250%, 7/01/15

         10,500,000        Detroit, Michigan, Sewer Disposal, Revenue              7/05 at 101             AAA     9,917,355
                             Refunding, Series B, 5.250%, 7/01/21

          1,000,000        Detroit, Michigan, Water Supply System, Revenue         7/04 at 102             AAA       874,070
                             Refunding, 4.750%, 7/01/19

          1,570,000        Detroit, Michigan, Water Supply System, Revenue,       No Opt. Call             AAA     1,603,943
                             Second Lien, Series A, 5.550%, 7/01/12

____
15

                    PORTFOLIO OF INVESTMENTS
                    NUVEEN FLAGSHIP MICHIGAN - CONTINUED

    PRINCIPAL                                                                OPTIONAL CALL                        MARKET
       AMOUNT       DESCRIPTION                                               PROVISIONS*       RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------
                    MUNICIPAL REVENUE/WATER AND SEWER -- CONTINUED

     $  2,230,000   Detroit, Michigan, Water Supply System, Revenue           No Opt. Call            AAA   $  2,278,213
                      Refunding, Series B, 5.550%, 7/01/12

        1,000,000   Grand Rapids, Michigan, Sanitation, Sewer System,          1/00 at 102            AA-      1,076,250
                      Revenue Refunding and Improvement,
                      7.000%, 1/01/16

        1,250,000   Lansing, Michigan, Sewer Disposal System, Revenue          5/04 at 102            AAA      1,276,300
                      Refunding, 5.850%, 5/01/14

          950,000   Michigan Municipal Bond Authority, Revenue, State         No Opt. Call            AA+      1,076,930
                      Revolving Fund, 7.000%, 10/01/04

                    Muskegon Michigan Water Revenue:
          450,000     4.500%, 5/01/12                                          5/01 at 101            BBB+       394,349
          450,000     4.500%, 5/01/13                                          5/01 at 101            BBB+       392,045

        1,500,000   Portage Lake,Michigan, Water and Sewer Authority,         10/05 at 102            AAA      1,576,380
                      6.200%, 10/01/20

          180,000   Saginaw, Midland Michigan, Municipal Water Supply          9/04 at 102              A        199,966
                      Corporation, Water Supply Revenue,
                      6.875%, 9/01/16

        2,000,000   Western Township Michigan Utilities Authority, Sewer       1/99 at 102            BBB+     2,144,100
                      Disposal System, 8.200%, 1/01/18
------------------------------------------------------------------------------------------------------------------------
                    NON-STATE GENERAL OBLIGATIONS -- 13.2%

        1,000,000   Albion, Michigan, Public School District,                   505 at 101             AA        933,400
                      5.125%, 5/01/21

          400,000   Bay County, Michigan, West Side Regional Sewer            11/97 at 102              A        410,144
                      Disposal System, 6.400%, 5/01/02

        5,000,000   Brighton, Michigan, Area School District,                 No Opt. Call            AAA      1,357,600
                      Series II, 0.000%, 5/01/20

        3,600,000   Detroit, Michigan City, School District, Series A,         5/06 at 102            AAA      3,597,300
                      5.700%, 5/01/25

        1,000,000   Dexter, Michigan, Community Schools,                       5/03 at 102             AA        925,080
                      5.000%, 5/01/17

          500,000   East Lansing, Michigan, Building Authority,               10/99 at 102             AA        533,690
                      7.000%, 10/01/16

        2,430,000   Garden City, Michigan, School District,                    5/04 at 101            AAA      2,619,686
                      6.400%, 5/01/11

          750,000   Hudsonville, Michigan, Building Authority,                10/02 at 102            AAA        818,715
                      6.600%, 10/01/17

____
16

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

             PRINCIPAL                                                         OPTIONAL CALL                      MARKET
                AMOUNT  DESCRIPTION                                              PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------
                        NON-STATE GENERAL OBLIGATIONS -- CONTINUED

      $      3,000,000  Kent County, Michigan, Refuse Disposal System,           11/97 at 102 1/2      AAA    $3,123,420
                        8.400%, 11/01/10

             1,000,000  Lake Orion, Michigan, Community School District,          5/05 at 101          AAA       976,410
                          5.500%, 5/01/20

             2,000,000  Lansing, Michigan, Building Authority, 5.600%, 6/01/19    6/05 at 101          AA+     1,996,240

             2,700,000  Livonia, Michigan, Public Schools, School District,      No Opt. Call          AAA     1,515,402
                          Series II, 0.000%, 5/01/08

             2,410,000  Mona Shores, Michigan, School District, School            5/05 at 102          AAA     2,413,013
                          Building and Site, 5.500%, 5/01/14

                        Okemos Michigan Public School District:
             1,000,000    0.000%, 5/01/17                                        No Opt. Call          AAA       320,790
             1,020,000    0.000%, 5/01/18                                        No Opt. Call          AAA       309,060

             1,650,000  Saint Clair County, Michigan, Building Authority,         4/06 at 101          AAA     1,627,544
                          5.375%, 4/01/15

               750,000  South Lyon, Michigan, Community Schools,                  5/01 at 102           AA       782,858
                          6.250%, 5/01/14

                        Waterford, Michigan, School District:
             2,500,000    6.250%, 6/01/13                                         6/04 at 101          AAA     2,634,525
             2,470,000    6.375%, 6/01/14                                         6/04 at 101          AAA     2,641,517

             5,000,000  Wayland, Michigan, Unit School District,                  5/05 at 101          AAA     5,302,900
                          6.250%, 5/01/14

             1,250,000  Wayne County, Michigan, Building Authority, Capital       6/06 at 102          AAA     1,207,013
                          Improvement, Series A, 5.250%, 6/01/16

             3,270,000  West Ottawa, Michigan, Public School District,           No Opt. Call          AAA     1,048,983
                          0.000%, 5/01/17

             1,000,000  Western Townships, Michigan, Utilities Authority,         1/02 at 100          AAA     1,065,160
                          Sewer Disposal System, Crossover Refunding,
                          6.500%, 1/01/10

             5,175,000  Williamston, Michigan,Community School District,         No Opt. Call          AAA     5,171,067
                          Building and Site, 5.500%, 5/01/25
------------------------------------------------------------------------------------------------------------------------
                        PRE-REFUNDED -- 16.6%***

             1,000,000  Bay City, Michigan, Electric Utility Revenue,             1/01 at 102          AAA     1,084,960
                          6.600%, 1/01/12

             1,895,000  Buena Vista, Michigan, School District,                   5/01 at 102          N/R     2,106,179
                          7.200%, 5/01/16

____
17

                   PORFOLIO OF INVESTMENTS
                   NUVEEN FLAGSHIP MICHIGAN - CONTINUED

       PRINCIPAL                                                           OPTIONAL CALL                   MARKET
        AMOUNT     DESCRIPTION                                              PROVISIONS*     RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------
                   PRE-REFUNDED -- CONTINUED

     $1,000,000    Central Michigan University, Revenue,                   10/00 at 102            A+   $1,093,310
                      7.000%, 10/01/10

        750,000    Detroit, Michigan, 8.000%, 4/01/11                       4/01 at 102           AAA      852,548

        300,000    Detroit, Michigan, City School District, Series XXIII,   5/00 at 102           N/R      331,170
                     7.750%, 5/01/10

      1,650,000    Detroit, Michigan, City School District,                 5/01 at 102            AA    1,827,804
                     7.150%, 5/01/11

      1,000,000    Detroit, Michigan, Sewer Disposal Revenue,               7/99 at 101 1/2       AAA    1,069,780
                   7.125%, 7/01/19

      2,000,000    Detroit,Michigan, Water Supply System Revenue,           7/00 at 102           AAA    2,194,320
                     7.250%, 7/01/20

      3,000,000    Grand Rapids, Michigan, Water Supply System              1/00 at 102           AAA    3,258,360
                     Revenue, 7.250%, 1/01/20

      2,500,000    Haslett, Michigan, Public School District,               5/00 at 101            AA    2,725,950
                     7.500%, 5/01/20

      2,000,000    Huron Valley, Michigan, School District,                 5/01 at 102           N/R    2,206,640
                     7.100%, 5/01/08

        600,000    Ingham County, Michigan, Building Authority,             5/98 at 103           AA-      636,546
                     7.400%, 5/01/08

      4,000,000    Lake Orion, Michigan, Community School District,         5/05 at 101           AAA    4,591,400
                     7.000%, 5/01/15

                   Marquette, Michigan, City Hospital Finance Authority,
                   Revenue Refunding, Marquette General Hospital,
                   Series C:
        930,000      7.500%, 4/01/07                                        4/99 at 102            A+      998,867
      2,240,000      7.500%, 4/01/19                                        4/99 at 102            A+    2,405,872

                   Mattawan,Michigan, Cons School District:
        775,000      7.550%, 5/01/14                                        5/98 at 102           N/R      815,424
        775,000      7.550%, 5/01/15                                        5/98 at 102           N/R      815,424

        825,000    Menominee, Michigan, Area Public School District,        5/00 at 102            AA      907,442
                     7.400%, 5/01/20

      3,000,000    Michigan Higher Education Facilities Authority,          5/01 at 103             A    3,366,210
                     Limited Obligation, Aquinas College
                     7.350%, 5/01/11

        555,000    Michigan Municipal Bond Authority, State                10/02 at 102           AA+      613,847
                     Revolving Fund, Series A, 6.600%, 10/01/18

_____
18

                                                      Nuveen Muncipial Bond Fund
                                                      May 31, 1997 Annual Report

   PRINCIPAL                                              OPTIONAL CALL                             MARKET
    AMOUNT              DESCRIPTION                        PROVISIONS*         RATINGS**             VALUE
----------------------------------------------------------------------------------------------------------
                    PRE-FUNDED-CONTINUED

                    Michigan Municipal Bond
                    Authority, State
                    Revolving Fund:
  $1,000,000          6.500%, 10/01/14                        1/04 at 102           AA+         $1,117,130
   1,000,000          6.500%, 10/01/17                       10/04 at 102           AA+          1,117,130

     460,000        Michigan State Hospital                   8/98 at 102             A            490,443
                      Finance Authority, Revenue
                      Refunding, Detroit Medical
                      Center, Series B,
                      8.125%, 8/15/08

   1,000,000        Michigan State Hospital Finance           7/00 at 102           AAA          1,089,120
                      102 Authority, Henry Ford Health
                      System, Series A, 7.000%, 7/01/10

   6,000,000        Michigan State Hospital Finance           7/00 at 102           AAA          6,551,820
                      Authority, Oakwood Hospital
                      Revenue, Obligated Group,
                      7.100%, 7/01/18

     800,000        Michigan State Hospital Finance           2/01 at 102           AAA            884,912
                      Authority, Sisters Of Mercy Health
                      Corporation, Series J, 7.200%,
                      2/15/18

   2,460,000        Oakland County, Michigan, Economic        1/00 at 102           N/R          2,800,562
                      Development Corporation, Limited
                      Obligation Revenue, Pontiac
                      Osteopathic Hospital Project, 9.625%,
                      1/01/20

   1,200,000        Puerto Rico Commonwealth,                 7/98 at 102           AAA          1,275,228
                      Aqueduct and Sewer Authority,
                      Series A, 7.900%, 7/01/07

   1,800,000        Puerto Rico Commonwealth                  7/00 at 102           AAA          2,007,774
                      Highway Authority, Highway Revenue,
                      Series Q, 7.750%, 7/01/16

     250,000        Puerto Rico Public Buildings              7/02 at 101 1/2       AAA            279,643
                      Authority, Guaranteed Public
                      Education and Health Facilities,
                      Series L, 6.875%, 7/01/21

   1,040,000        Rockford Michigan Public Schools,         5/00 at 101           N/R          1,128,390
                      7.375%, 5/01/19

   7,000,000        Vicksburg, Michigan, Community            5/06 at 37 1/4        AAA          1,665,020
                      Schools, 0.000%, 5/01/20
----------------------------------------------------------------------------------------------------------
                    SPECIAL TAX REVENUE - 9.3%

   1,000,000        Battle Creek, Michigan,                   5/04 at 102          BBB+          1,147,220
                      Downtown Development
                      Authority, Tax Increment
                      Revenue, 7.600%, 5/01/16

   1,800,000        Battle Creek, Michigan, Tax               5/04 at 102            A-          2,013,155
                      Increment Finance Authority,
                      7.400%, 5/01/16

  10,700,000        Detroit, Michigan, Downtown               7/06 at 102            A-         11,022,818
                      Development Authority, Tax
                      Increment Revenue, Development
                      Area No 1 Projects, Series C, 1,
                      6.250%, 7/01/25

____
19

                           PORTFOLIO OF INVESTMENTS
                     NUVEEN FLAGSHIP MICHIGAN - CONTINUED

PRINCIPAL                                                                 OPTIONAL CALL                                 MARKET
AMOUNT         DESCRIPTION                                                 PROVISIONS*             RATINGS**             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                   SPECIAL TAX REVENUE -- CONTINUED

  $ 5,000,000      Detroit/Wayne County Michigan Stadium Authority         2/07 at 102               AAA               $4,730,550
                      5.250%, 2/01/27
                   Grand Rapids,Michigan,Downtown Development
                    Authority, Tax Increment Revenue:
    3,985,000         0.000%, 6/01/17                                      No Opt. Call               AAA                1,272,290
    3,495,000         0.000%, 6/01/18                                      No Opt. Call               AAA                1,053,951
    1,650,000         6.875%, 6/01/24                                      6/04 at 102                AAA                1,829,932

      510,000      Livingston County, Michigan, Genoa, Oceola              5/99 at 102                  A                  526,957
                      Sanitation Sewer No 1, 6.000%, 5/01/08

    2,260,000      Puerto Rico Commonwealth Highway and                    7/02 at 101 1/2              A                2,426,720
                      Transportation Authority, Highway Revenue
                      Refunding, Series V,6.625%, 7/01/12

    2,300,000      Puerto Rico Commonwealth Highway and                    7/16 at 100                  A                2,236,910
                      Transportation Authority, Highway Revenue,
                      Series Y, 5.500%, 7/01/36

    1,200,000      Puerto Rico Commonwealth Highway and                    No Opt. Call               AAA                1,214,375
                      Transportation Authority, Highway Revenue,
                      Series W, 5.500%, 7/01/15

    1,085,000      Romulus Michigan Tax Increment, Finance Authority,      11/06 at 100               N/R                1,112,634
                      Limited Obligation Revenue, 6.750%, 11/01/19
----------------------------------------------------------------------------------------------------------------------------------
                   STATE/TERTITORIAL GENERAL OBLIGATIONS -- 1.8%

                    Puerto Rico Commonwealth:
    3,125,000         6.450%, 7/01/17                                      7/04 at 102                  A                3,333,750
    2,370,000         6.500%, 7/01/23                                      7/04 at 101 1/2              A                2,525,116
----------------------------------------------------------------------------------------------------------------------------------
                   STUDENT LOAN REVENUE BONDS -- 0.2%

      750,000      Michigan Higher Education, Student Loan Authority,      6/06 at 102                AAA                  750,000
                      Student Loan, XVII, A, 5.750%, 6/01/13 (WI)
----------------------------------------------------------------------------------------------------------------------------------
 $342,105,000      Total Investments -- (cost $301,488,492) -- 98.3%                                                   321,640,653
----------------------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities -- 1.7%                                                                 5,654,698
                   ---------------------------------------------------------------------------------------------------------------
                   Net Assets -- 100%                                                                                 $327,295,351
                   ---------------------------------------------------------------------------------------------------------------

                   * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                   ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                   *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                   N/R --  Investment is not rated.

                  (WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

                                 See accompanying notes to financial statements.

____
20

                                                      Nuveen Municipal Bond Fund
STATEMENT OF NET ASSETS                               May 31, 1997 Annual Report

MAY 31, 1997

                                                                         NUVEEN FLAGSHIP
                                                                                MICHIGAN
-----------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)               $321,640,653
Cash                                                                              26,207
Receivables:
  Interest                                                                     5,202,286
  Shares sold                                                                    434,118
  Investments sold                                                             2,687,700
Other assets                                                                      12,472
-----------------------------------------------------------------------------------------
     Total assets                                                            330,003,436
-----------------------------------------------------------------------------------------
 LIABILITIES
 Payables:
  Investments purchased                                                          750,000
  Shares redeemed                                                                201,281
 Accrued expenses:
  Management fees (note 6)                                                        79,181
  12b-1 distribution and service fees (notes 1 and 6)                             70,593
  Other                                                                          192,984
Dividends payable                                                              1,414,046
-----------------------------------------------------------------------------------------
     Total liabilities                                                         2,708,085
-----------------------------------------------------------------------------------------
Net assets (note 7)                                                         $327,295,351
=========================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                                  $259,054,768
Shares outstanding                                                            22,186,610
Net asset value and redemption price per share                              $      11.68
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                          $      12.19
=========================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                                  $    380,194
Shares outstanding                                                                32,503
Net asset value, offering and redemption price per share                    $      11.70
=========================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                                  $ 41,649,376
Shares outstanding                                                             3,571,998
Net asset value, offering and redemption price per share                    $      11.66
=========================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                                  $ 26,211,013
Shares outstanding                                                             2,244,812
Net asset value, offering and redemption price per share                    $      11.68
=========================================================================================

                                See accompanying notes to financial statements.

____
21

STATEMENT OF OPERATIONS

YEAR ENDED MAY 31, 1997

                                                                      NUVEEN FLAGSHIP
                                                                            MICHIGAN*
-----------------------------------------------------------------------------------------
INVESTMENT INCOME

Tax-exempt interest income (note 1)                                      $ 18,879,907
-----------------------------------------------------------------------------------------

EXPENSES

Management fees (note 6)                                                    1,572,793
12b-1 service fees -- Class A (notes 1 and 6)                                 850,624
12b-1 distribution and service fees -- Class B (notes 1 and 6)                    586
12b-1 distribution and service fees -- Class C (notes 1 and 6)                374,088
Shareholders' servicing agent fees and expenses                               172,124
Custodian's fees and expenses                                                 125,238
Trustees' fees and expenses (note 6)                                            8,369
Professional fees                                                              25,414
Shareholders' reports -- printing and mailing expenses                         33,865
Federal and state registration fees                                             9,315
Other expenses                                                                 10,262
-----------------------------------------------------------------------------------------
Total expenses before reimbursement                                         3,182,678
  Expense reimbursement (note 6)                                             (378,083)
-----------------------------------------------------------------------------------------
Net expenses                                                                2,804,595
-----------------------------------------------------------------------------------------
Net investment income                                                      16,075,312
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

Net realized gain from investment transactions (notes 1 and 4)                762,060
Net change in unrealized appreciation or depreciation of investments        7,545,758
-----------------------------------------------------------------------------------------
Net gain from investments                                                   8,307,818
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                               $ 24,383,130
=========================================================================================

* Information represents eight months of Flagship Michigan and four months of Nuveen Flagship Michigan (see note 1 of the Notes to Financial Statements).

                                 See accompanying notes to financial statements.

____
22

STATEMENT OF CHANGES IN NET ASSETS
                                                   Nuveen Municipal Bond Fund
                                                   May 31, 1997 Annual Report

                                                                     NUVEEN FLAGSHIP                           FLAGSHIP
                                                                           MICHIGAN*                           MICHIGAN
                                                                 ------------------------------------------------------
                                                                   YEAR ENDED 5/31/97                YEAR ENDED 5/31/96
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                     16,075,312                      $ 15,583,092
Net realized gain from investment transactions
 (notes 1 and 4)                                                             762,060                         1,355,611
Net change in unrealized appreciation or depreciation
 of investments                                                            7,545,758                        (7,054,615)
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                24,383,130                         9,884,088
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                                                (13,549,214)                      (13,728,134)
  Class B                                                                     (2,097)                              N/A
  Class C                                                                 (2,012,105)                       (1,986,821)
  Class D                                                                   (479,101)                              N/A
From accumulated net realized gains from
  investment transactions:
  Class A                                                                   (280,388)                               --
  Class B                                                                         --                               N/A
  Class C                                                                    (46,664)                               --
  Class R                                                                         --                               N/A
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (16,369,569)                      (15,714,955)
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from shares issued in the reorganization of
  Nuveen Michigan (note 1)                                                32,952,082                                --
Net proceeds from shares issued as a capital contribution                     50,000                                --
Net proceeds from sale of shares                                          29,696,576                        33,498,805
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                            7,300,800                         8,757,179
-----------------------------------------------------------------------------------------------------------------------
                                                                          69,999,458                        42,255,984
-----------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                  (40,504,903)                      (34,140,336)
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                   29,494,555                         8,115,648
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                37,508,116                         2,284,781
Net assets at the beginning of year                                      289,787,235                       287,502,454
-----------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $    327,295,351                  $    289,787,235
=======================================================================================================================
Balance of undistributed net investment
  income at end of year                                             $         32,795                  $             --
=======================================================================================================================

* Information represents eight months of Flagship Michigan and four months of Nuveen Flagship Michigan (see note 1 of the Notes to Financial Statements).

N/A -- Flagship Michigan was not authorized to issue Class B or Class R Shares.

____
23                            See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Michigan Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Michigan Triple Tax Exempt Fund ("Flagship Michigan") and Nuveen Michigan Tax-Free Value Fund ("Nuveen Michigan") reorganized into Nuveen Flagship Michigan Municipal Bond Fund ("Nuveen Flagship Michigan"). Prior to the reorganization, Flagship Michigan was a sub-trust of the Flagship Tax Exempt Funds Trust, while Nuveen Michigan was a series of the Nuveen Multistate Tax Free Trust. Nuveen Michigan had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship Michigan which has retained the fiscal year end of Flagship Michigan.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had a when-issued purchase commitment of $750,000.

_____
24

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities as required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Michigan was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Michigan state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Effective February 1, 1997, the Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

_____
25

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

_____
26

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report
2. FUND SHARES
   Transactions in Fund shares were as follows:

                                                           NUVEEN FLAGSHIP                   FLAGSHIP
                                                              MICHIGAN*                      MICHIGAN
                                                     --------------------------------------------------------
                                                         YEAR ENDED 5/31/97             YEAR ENDED 5/31/96
                                                     --------------------------------------------------------
                                                          SHARES          AMOUNT       SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of
 Nuveen Michigan:

 Class A                                                  473,278   $  5,517,761           --     $        --
 Class B                                                       --             --          N/A             N/A
 Class C                                                   29,683        345,582           --              --
 Class R                                                2,323,498     27,088,739          N/A             N/A

Shares issued as a capital contribution:
 Class A                                                    1,072         12,500           --              --
 Class B                                                    1,072         12,500          N/A             N/A
 Class C                                                    1,074         12,500           --              --
 Class R                                                    1,072         12,500          N/A             N/A

Shares sold:
 Class A                                                2,027,123     23,392,705    2,144,177      24,873,643
 Class B                                                   31,393        364,727          N/A             N/A
 Class C                                                  474,635      5,492,503      745,632       8,625,162
 Class R                                                   38,458        446,641          N/A             N/A

Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                                  520,958      6,027,568      648,404       7,527,122
 Class B                                                       38            446          N/A             N/A
 Class C                                                   89,370      1,032,725      106,101       1,230,057
 Class R                                                   20,714        240,061          N/A             N/A
-------------------------------------------------------------------------------------------------------------
                                                        6,033,438     69,999,458    3,644,314      42,255,984
-------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                               (2,692,127)   (31,154,360)  (2,538,104)    (29,322,526)
 Class B                                                       --             --          N/A             N/A
 Class C                                                 (667,098)    (7,733,727)    (414,411)     (4,817,810)
 Class R                                                 (138,930)    (1,616,816)         N/A             N/A
-------------------------------------------------------------------------------------------------------------
                                                       (3,498,155)   (40,504,903)  (2,952,515)    (34,140,336)
-------------------------------------------------------------------------------------------------------------
Net increase                                            2,535,283   $ 29,494,555      691,799    $  8,115,648
=============================================================================================================

* Information represents eight months of Flagship Michigan and four months of Nuveen Flagship Michigan (see note 1).

N/A -- Flagship Michigan was not authorized to issue Class B or Class R Shares.

_____
27

3. DISTRIBUTIONS TO SHAREHOLDERS
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                               NUVEEN FLAGSHIP
                                                                      MICHIGAN
------------------------------------------------------------------------------
Dividend per share:
 Class A                                                               $ .0510
 Class B                                                                 .0435
 Class C                                                                 .0455
 Class R                                                                 .0530
==============================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                NUVEEN FLAGSHIP
                                                                      MICHIGAN*
-------------------------------------------------------------------------------
PURCHASES
Investments in municipal securities                                $102,165,941
Investments in municipal securities in the reorganization
 of Nuveen Michigan                                                  31,002,422
 Temporary municipal investments                                      3,500,000

SALES
Investments in municipal securities                                 109,469,396
Temporary municipal investments                                       3,500,000
===============================================================================

* Information represents eight months of Flagship Michigan and four months of Nuveen Flagship Michigan (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes may differ from the cost used for financial reporting purposes.

At May 31, 1997, the Fund had an unused capital loss carryforward of $57,342 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2004.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At May 31, 1997, net unrealized appreciation aggregated $20,152,161 of which $20,154,564 related to appreciated securities and $2,403 related to depreciated securities.

_____
28

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                    MANAGEMENT FEE
-------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
-------------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Michigan paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $529,300 of which approximately $458,600 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $116,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $6,400 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

_____
29

7. COMPOSITION OF NET ASSETS
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                NUVEEN FLAGSHIP
                                                                       MICHIGAN
-------------------------------------------------------------------------------
Capital paid-in                                                    $307,448,703
Balance of undistributed net investment income                           32,795
Accumulated net realized gain (loss) from investment
 transactions                                                          (338,308)
Net unrealized appreciation of investments                           20,152,161
-------------------------------------------------------------------------------
Net assets                                                         $327,295,351
===============================================================================

_____
30

FINANCIAL HIGHLIGHTS

____
31

                FINANCIAL HIGHLIGHTS

             Selected data for a common share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                      OPERATING PERFORMANCE        LESS DISTRIBUTIONS
                                           ------------------------   -------------------------


                                                           NET
NUVEEN FLAGSHIP MICHIGAN++       NET                   REALIZED AND   DIVIDENDS                    NET     TOTAL
                                ASSET                   UNREALIZED    FROM TAX-                   ASSET   RETURN
                                VALUE         NET      GAIN (LOSS)   EXEMPT NET   DISTRIBUTIONS   VALUE   ON NET
YEAR ENDING                   BEGINNING   INVESTMENT       FROM      INVESTMENT    FROM CAPITAL   END OF   ASSET
MAY 31,                       OF PERIOD   INCOME (B)   INVESTMENTS     INCOME         GAINS       PERIOD   VALUE
                                                                                                            (A)
---------------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
 1997......................       $11.37        $.62         $ .31        $(.61)      $ (.01)     $11.68    8.42%
 1996......................        11.59         .63          (.22)        (.63)          --       11.37    3.61
 1995......................        11.31         .65           .28         (.65)          --       11.59    8.57
 1994......................        11.77         .66          (.43)        (.66)        (.03)+++   11.31    1.87
 1993......................        11.12         .68           .65         (.68)          --       11.77   12.27
 1992......................        10.80         .69           .32         (.69)          --       11.12    9.74
 1991......................        10.61         .69           .20         (.70)          --       10.80    8.73
 1990......................        10.67         .70          (.06)        (.70)          --       10.61    6.21
 1989......................        10.10         .71           .57         (.71)          --       10.67   13.12
 1988......................         9.95         .72           .15         (.72)          --       10.10    8.95

CLASS B (2/97)
 1997(c)...................        11.66         .17           .04         (.17)          --       11.70    1.86

CLASS C (6/93)
 1997......................        11.35         .55           .32         (.55)        (.01)      11.66    7.84
 1996......................        11.58         .56          (.22)        (.57)          --       11.35    2.96
 1995......................        11.30         .58           .28         (.58)          --       11.58    7.98
 1994(c)...................        11.86         .54          (.52)        (.55)        (.03)+++   11.30     .19+

CLASS R (2/97)
 1997(c)...................        11.66         .21           .02         (.21)          --       11.68    2.01
=====================================================================================================================

                + Annualized.

               ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Michigan.
              +++ The amount shown includes a distribution in excess of capital gains of $.02 per share.
              (a) Total returns are calculated on net asset value without any sales charge.
              (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
              (c) From commencement of class operations as noted.

____
32

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                         RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
                                   RATIO                     RATIO
                                  OF NET                    OF NET
                    RATIO OF    INVESTMENT    RATIO OF    INVESTMENT
                    EXPENSES     INCOME TO    EXPENSES     INCOME TO
                   TO AVERAGE     AVERAGE    TO AVERAGE     AVERAGE
                   NET ASSETS   NET ASSETS   NET ASSETS   NET ASSETS
     NET ASSETS      BEFORE       BEFORE        AFTER        AFTER          PORTFOLIO
   END OF PERIOD   REIMBURSE-   REIMBURSE-   REIMBURSE-   REIMBURSE-         TURNOVER
   (IN THOUSANDS)     MENT         MENT       MENT (B)     MENT (B)            RATE
--------------------------------------------------------------------------------------------------------
        $259,055          .97%        5.21%         .85%        5.33%           34%
         248,422         1.01         5.23          .82         5.42            54
         250,380         1.03         5.59          .80         5.82            37
         242,993         1.02         5.29          .75         5.56            28
         227,333         1.02         5.64          .81         5.85            10
         176,584         1.01         6.14          .81         6.34            11
         134,243         1.03         6.43          .90         6.56            23
         102,519         1.05         6.44          .95         6.54            47
          84,608         1.06         6.70          .96         6.80            54
          73,481         1.07         6.98          .94         7.11            78

             380         1.59+        4.52+        1.59+        4.52+           34

          41,649         1.52         4.65         1.40         4.77            34
          41,365         1.56         4.67         1.37         4.86            54
          37,122         1.58         5.02         1.35         5.25            37
          30,042         1.61+        4.53+        1.25+        4.89+           28

          26,211          .65+        5.57+         .65+        5.57+           34
--------------------------------------------------------------------------------------------------------

_____
33

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Nuveen Flagship Michigan Municipal Bond Fund:

We have audited the accompanying statement of net assets of Nuveen Flagship Michigan Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Michigan Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 11, 1997

_____
34

                           SHAREHOLDER MEETING REPORT
                           FLAGSHIP MICHIGAN



 DIRECTORS                                         A SHARES       C SHARES
---------------------------------------------------------------------------
 BREMNER               For                        18,645,451     3,346,070
                       Withhold                      653,838        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 BROWN                 For                        18,647,085     3,346,070
                       Withhold                      652,204        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 DEAN                  For                        18,646,580     3,346,070
                       Withhold                      652,709        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 IMPELLIZZERI          For                        18,645,462     3,346,070
                       Withhold                      653,827        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 ROSENHEIM             For                        18,643,945     3,346,070
                       Withhold                      655,344        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 SAWERS                For                        18,643,097     3,346,070
                       Withhold                      656,192        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 SCHNEIDER             For                        18,646,580     3,346,070
                       Withhold                      652,709        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 SCHWERTFEGER          For                        18,647,085     3,346,070
                       Withhold                      652,204        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 ADVISORY AGREEMENT    For                        17,016,356     2,789,610
                       Against                       563,122        41,812
                       Abstain                       746,878        92,629
                       ----------------------------------------------------
                       Total                      18,326,356     2,924,051
---------------------------------------------------------------------------
                       Broker Non Votes              972,933       467,887
---------------------------------------------------------------------------
 REORGANIZATION        For                        11,514,704     1,340,315
                       Against                       471,161        14,397
                       Abstain                       677,870        51,417
                       ----------------------------------------------------
                       Total                      12,663,735     1,406,129
---------------------------------------------------------------------------
                       Broker Non Votes            6,635,554     1,985,809
---------------------------------------------------------------------------
 12B-1 FEES            For                        16,299,431     2,636,562
                       Against                       893,295        25,873
                       Abstain                     1,133,632       261,616
                       ----------------------------------------------------
                       Total                      18,326,358     2,924,051
---------------------------------------------------------------------------
                       Broker Non Votes              972,931       467,887
                       ----------------------------------------------------

____
35

                            SHAREHOLDER INFORMATION


NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited Term

STATE FUNDS
Alabama             Michigan
Arizona             Missouri
California          New Jersey
Colorado            New Mexico
Connecticut         New York
Florida             North Carolina
Georgia             Ohio
Kansas              Pennsylvania
Kentucky4           South Carolina
Louisiana           Tennessee
Maryland            Virginia
Massachusetts       Wisconsin


To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

____
36

FUND INFORMATION





BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Dayton, Ohio

_____
37

                               SERVING INVESTORS
                                FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800)621-7227
www, nuveen.com

NUVEEN

Municipal
Bond Funds

May 31, 1997

----------------------------------
Annual Report
----------------------------------

Dependable, tax-free income
to help you keep more of
what you earn.


Missouri

[PHOTO APPEARS HERE]

CONTENTS


 1  Dear Shareholder

 3  Answering Your Questions

 6  Missouri Overview

 9  Financial Section

35  Shareholder Meeting Report

39  Shareholder Information

40  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


DEAR SHAREHOLDER

It's a pleasure to report to you on the performance of the Nuveen Flagship Missouri Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 8.29% for Class A shares if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with dividends reinvested) outpaced the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.17% for Class A shares. To match this yield, investors in the 35% combined federal and state income tax bracket would have had to earn at least 7.95% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

____
1

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."

increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

____
2

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

ANSWERING YOUR QUESTIONS

WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUND?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

WHAT IS YOUR STRATEGY FOR MEETING THESE OBJECTIVES?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

WHAT KEY ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and

____
3

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates"

producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed.

GIVEN THIS MARKET ENVIRONMENT, HOW DID THE FUND PERFORM?

The Missouri Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 8.29% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked fifth among 21 Missouri municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service.

WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

During periods of rising interest rates -- like we experienced during the first quarter of 1997 -- the fund swapped out of bonds held at a loss and into similar bonds trading at discounts in the secondary market. This provided reduced capital gains on the fund and furthered the fund's objective of providing superior after-tax total return. We also sold high-coupon, pre-refunded securities at a gain and reinvested the proceeds in longer maturity bonds, allowing us to align the fund with the original maturity profile in the prospectus. This recycling process helps protect the distribution yield from declines due to higher coupon bonds being called away from the portfolio.

WHAT IS THE CURRENT STATUS OF MISSOURI MUNICIPAL MARKET?

Despite the abundance of Missouri lease financing, the overall supply of Missouri bonds has decreased over the past year. However, the improving credit quality of the state has resulted in an increase in state leases and economic development projects, particularly in the St. Louis area. The revitalization of St. Louis will continue, and we can expect the issuance of $2 billion of Airport Revenue Bonds to expand Lambert Airport.

____
4

WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET AS A WHOLE?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy, and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market will continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

____
5

MISSOURI
OVERVIEW

Credit Quality

[PIE CHART APPEARS HERE]



                  BBB/NR 18%

                       A 15%

                       AA 8%

        AAA/Pre-refunded 59%

==================================
Diversification

[PIE CHART APPEARS HERE]



            Water & Sewer 5%

               Hospitals 19%

                  Utility 8%

               Education 11%

        Pollution Control 3%

      General Obligations 8%

Municipal Appropriations 15%

          Escrowed Bonds 10%

      Housing Facilities 15%

                    Other 6%
==================================

FUND HIGHLIGHTS
=================================================================================================
Share Class                                                  A        B        C          R
Inception Date                                            8/87     2/97     2/94       2/97
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   $10.80   $10.80   $10.80     $10.80
=================================================================================================
=================================================================================================
Total Net Assets ($000)                                                            $227,380
-------------------------------------------------------------------------------------------------
Average Weighted Maturity (years)                                                     20.24
-------------------------------------------------------------------------------------------------
Average Weighted Duration (years)                                                      8.21
=================================================================================================

ANNUALIZED TOTAL RETURN/1/
=================================================================================================
Share Class                                    A(NAV)  A(Offer)       B        C          R
1-Year                                          8.29%     3.74%    7.63%    7.80%      8.34%
-------------------------------------------------------------------------------------------------
5-Year                                          6.92%     6.01%    6.33%    6.34%      6.93%
-------------------------------------------------------------------------------------------------
Inception                                       7.73%     7.26%    7.25%    7.14%      7.73%
=================================================================================================

TAX-FREE YIELDS
=================================================================================================
Share Class                                    A(NAV)  A(Offer)       B        C          R
Dist Rate                                       5.19%     4.97%    4.44%    4.64%      5.39%
-------------------------------------------------------------------------------------------------
SEC 30-Day Yld                                  5.17%     4.96%    4.43%    4.62%      5.37%
-------------------------------------------------------------------------------------------------
Taxable Equiv Yld/2/                              7.95%     7.63%    6.82%    7.11%      8.26%
=================================================================================================

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C, and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns above do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and life-of-fund total returns above would be 3.63%, 6.17%, and 7.25%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate of 35%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

____
6

                                    Nuveen Flagship Missouri Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

INDEX COMPARISON

[LINE CHART APPEARS HERE]





Aug. 1987
              Lehman Brothers    Nuveen Flagship      Nuveen Flagship
               Municipal Bond   Missouri Municipal   Missouri Municipal
                   Index         Bond Fund (NAV)     Bond Fund (Offer)
              ---------------   ------------------   ------------------
Aug. 1987         10000              10000                 9580
May 1988          10510.4            10294.2               9861.8
May 1989          11446.4            11431.1              10951
May 1990          12271.8            11985.3              11481.9
May 1991          13681.4            13426.8              12862.9
May 1994          16878.3            16589.4              15892.7
May 1995          18389.1            17972.6              17217.8
May 1996          19850.9            19104.3              18301.9
May 1997          21670.2            20781.7              19908.9


 .    Lehman Brothers Municipal Bond Index                   $21,670
 .    Nuveem Flagship Missouri Municipal Bond Fund (NAV)     $20,782
 .    Nuveem Flagship Missouri Municipal Bond Fund (Offer)   $19,909

Past performance is not predictive of future performance.

Dividend History (A Shares)

[Bar Chart Appears Here]

Missouri Dividend History
0.04377     June  1996
0.04523     July  1996
0.04523     Aug.  1996
0.04377     Sept. 1996
0.04523     Oct.  1996
0.04377     Nov.  1996
0.04523     Dec.  1996
0.04535     Jan.  1997
0.0445      Feb.  1997
0.0445      March 1997
0.0445      April 1997
0.0445      May   1997

____
7

FINANCIAL SECTION


CONTENTS

10  Portfolio of Investments

21  Statement of Net Assets

22  Statement of Operations

23  Statement of Changes in Net Assets

24  Notes to Financial Statements

31  Financial Highlights

34  Independent Auditors' Report

____
9

                     PORTFOLIO OF INVESTMENTS
                     NUVEEN FLAGSHIP MISSOURI

 PRINCIPAL                                                                               OPTIONAL CALL                    MARKET
    AMOUNT           DESCRIPTION                                                           PROVISIONS*      RATINGS**      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                     EDUCATION - 8.1%

$3,630,000           Missouri, State Health and Educational Facilities                     6/04 at 102            A2     $3,745,398
                        Authority, Educational Facilities Revenue, University
                        Health Sciences Project, 6.350%, 6/01/14

 1,500,000           Missouri, State Health and Educational Facilities                    10/04 at 101            A2      1,545,285
                        Authority Educational Facilities Revenue, St. Louis
                        University High School, 6.350%, 10/01/14

 5,000,000           Missouri, State Health and Educational Facilities                    10/06 at 102           AAA      4,751,050
                        Authority, Educational Facilities Revenue, St. Louis
                        University, 5.200%, 10/01/26

   795,000           Northwest Missouri State University, Revenue                         12/02 at 101           AAA        848,933
                        Refunding and Improvement, Housing System,
                        6.375%, 12/01/13

                     University of Missouri, Health Facilities, Revenue
                        Refunding, University of Missouri Health System,
                        Series A:
 5,105,000               5.500%, 11/01/16                                                 11/06 at 102           AAA      5,059,668
 1,390,000               5.600%, 11/01/26                                                 11/06 at 102           AAA      1,382,981

 1,000,000           University of Missouri, University Revenues, System                  11/07 at 101           AA+      1,008,670
                        Facilities, 5.800%, 11/01/27
-----------------------------------------------------------------------------------------------------------------------------------

                     ESCROWED TO MATURITY -  1.4%

 4,500,000           Cape Girardeau County, Missouri, Single Family                       No Opt. Call           Aaa      1,699,920
                        Mortgage Revenue, 0.000%, 12/01/14

 2,070,000           Greene County, Missouri, Single Family Mortgage                      No Opt. Call           Aaa        716,261
                        Revenue, Municipal Multiplier, 0.000%, 3/01/16

   650,000           Missouri, State Health and Educational Facilities                     6/00 at 102           AAA        738,485
                        Authority, Health Facilities Revenue, SSM Health
                        Care Projects, Series B, 7.000%, 6/01/15
-----------------------------------------------------------------------------------------------------------------------------------

                     HEALTH CARE - 8.6%

   415,000           Dent County, Missouri, Industrial Development                         6/01 at 102           N/R        445,353
                        Authority, Industrial Development Revenue,
                        Southeast Missouri Community Treatment Center,
                        8.500%, 6/01/12

   775,000           Farmington, Missouri, Industrial Development                          6/01 at 102           N/R        831,684
                        Authority, Industrial Development Revenue,
                        Southeast Missouri Community Treatment Center,
                        8.500%, 6/01/12

____
10

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
       AMOUNT           DESCRIPTION                                                         PROVISIONS*      RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                        HEALTH CARE - CONTINUED

   $ 1,000,00           Lees Summit, Missouri,Industrial Development                        8/05 at 102            N/R   $ 1,030,600
                          Authority, Health Facilities Revenue, John Knox
                          Village Project, 6.625%, 8/15/13

    3,750,000           Missouri, State  Health and Educational Facilities                  2/06 at 102            N/R     3,827,550
                          Authority, Health Facilities Revenue, Lutheran Senior
                          Services, Series A, 6.375%, 2/01/27

                        Saint Louis County, Missouri, Industrial Development
                        Authority, Revenue Refunding, Friendship Village
                        West County, Series A:
    1,265,000             5.750%, 9/01/05                                                   No Opt.Call            N/R     1,273,956
    1,800,000             6.250%, 9/01/10                                                   9/06 at 102            N/R     1,834,758

                        St. Louis County, Missouri, Industrial Development
                        Authority, Health Facilities Revenue, Lutheran Health
                        Care Association, Series A:
    4,565,000             7.375%, 2/01/14                                                   2/02 at 102            N/R     4,906,553
    2,650,000             7.625%, 2/01/22                                                   2/02 at 102            N/R     2,860,304

    2,425,000           St. Louis County, Missouri, Industrial Development                  8/05 at 104            AAA     2,511,573
                          Authority, Health Facilities, Revenue, Mother of
                          Perpetual Help, 6.250%, 8/01/28
------------------------------------------------------------------------------------------------------------------------------------

                        HOSPITALS - 10.7%

    1,150,000           Hannibal, Missouri, Industrial Development Authority,               3/06 at 102            AAA     1,154,002
                          Health Facilities, Revenue Refunding, Hannibal
                          Regional Hospital,Series A, 5.750%, 3/01/22

                        Jackson County, Missouri, Industrial Development
                        Authority, Health Care Corporation, Revenue,
                        St. Joseph Health Center, MBIA, IBC:
    2,000,000             6.500%, 7/01/12                                                   7/02 at 102            AAA     2,146,980
    6,250,000             6.500%, 7/01/19                                                   7/02 at 102            AAA     6,683,188

      250,000           Joplin, Missouri,Catholic Health Corporation,                       6/97 at 102            AAA       255,663
                          Industrial Development Authority, Health Facilities
                          Revenue, St. Johns Regional Medical, MBIA, IBC,
                          7.125%, 6/01/14

                        Missouri, State Health and Educational Facilities
                        Authority, Health Facilities Revenue, Health
                        Midwest, Series B:
    2,565,000             6.250%, 2/15/12                                                   2/02 at 102            AAA     2,688,274
    1,935,000             6.250%, 2/15/22                                                   2/02 at 102            AAA     2,025,790

      555,000           Missouri, State Health and Educational Facilities                  11/02 at 102           BBB+       598,529
                          Authority, Health Facilities Revenue, Heartland
                          Health System Project, 6.875%, 11/15/04

____
11

              PORTFOLIO OF INVESTMENTS
              NUVEEN FLAGSHIP MISSOURI

  PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
     AMOUNT          DESCRIPTION                                                            PROVISIONS*     RATINGS**         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                     HOSPITALS -CONTINUED

                     Missouri State Health and Educational Facilities
                     Authority, Health Facilities Revenue, BJC Health
                     System, Series A:
$ 2,125,000             6.750%, 5/15/12                                                     No Opt.Call            AA   $ 2,419,121
    650,000             6.500%, 5/15/20                                                     5/04 at 102            AA       687,700

  1,000,000          Missouri, State Health and Educational Facilities                      2/06 at 102          BBB+     1,029,970
                        Authority, Health Facilities, Revenue Refunding,
                        Lake Of The Ozarks General  Hospital,
                        6.500%, 2/15/21

    500,000          Missouri, State Health and Educational Facilities                     11/06 at 102           AAA       490,530
                        Authority, Health Facilities Revenue, St. Lukes/
                        Shawnee Mission Health System, Series B,
                        5.375%, 11/15/16

                     Missouri, State Health and Educational Facilities
                     Authority, Health Facilities Revenue, Lester Cox
                     Center, Series H:
  2,650,000             0.000%, 9/01/17                                                    No Opt. Call           AAA       834,088
  5,690,000             0.000%, 9/01/21                                                    No Opt. Call           AAA     1,408,673
  6,300,000             0.000%, 9/01/22                                                    No Opt. Call           AAA     1,472,436

    200,000          Missouri, State Health and Educational Facilities                     10/99 at 102 1/2      BBB+       219,314
                        Authority, Health Facilities Revenue Refunding and
                        Improvement, Heartland Health, 8.125%, 10/01/10

    300,000          Missouri, State Health and  Educational Facilities                     8/97 at 100           BBB       300,624
                        Authority, Health Facilities Revenue Refunding and
                        Improvement, C E Still Osteopathic Hospital,
                        7.625%, 2/01/08
-----------------------------------------------------------------------------------------------------------------------------------
                     HOUSING/MULTI FAMILY - 7.5%

  2,000,000          Missouri, State Economic Development Export and                        9/99 at 102            AA     2,105,060
                        Infrastructure Board, Multifamily Housing, Revenue
                        Refunding, Quality Hill Projects, Series A,
                        7.500%, 9/15/21

    885,000          Missouri, State Housing Development Commission,                       12/05 at 103           N/R       892,947
                        Multifamily, Primm Place Apartment, Series A,
                        6.250%, 12/01/17

  2,000,000          Saint Louis County, Missouri, Housing Authority,                       3/05 at 102           AAA     2,088,680
                        Multifamily Housing, Revenue Refunding, Kensington
                        Square Apartments Project, 6.650%, 3/01/20

    500,000          Saint Louis County, Missouri, Industrial Development                   3/99 at 102           AAA       521,055
                        Authority, Multifamily Housing, Revenue Refunding,
                        Lucas-Hunt Village Project, 7.500%, 9/20/19

____
12

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

          PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
             AMOUNT          DESCRIPTION                                                    PROVISIONS*      RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             HOUSING/MULTI FAMILY - CONTINUED

     $    9,105,000          Saint Louis County, Missouri, Industrial Development           8/06 at 105            AAA   $ 9,582,102
                               Authority, Multifamily Housing, Revenue, Covington
                               Manor Apartments, Series A, 6.875%, 8/20/36

          1,890,000          St. Louis, Missouri, Land Clearance Redevelopment              5/03 at 102            AAA     1,925,286
                               Authority, Multifamily Mortgage Revenue Refunding,
                               St. Louis Place  Apartments, 6.250%, 8/01/27
------------------------------------------------------------------------------------------------------------------------------------
                             HOUSING/SINGLE FAMILY - 7.7%

          2,950,000          Greene County, Missouri, Single Family, Mortgage              No Opt. Call            AAA     3,053,044
                               Revenue, Collateralized,  6.300%, 12/01/22

          2,000,000          Missouri, State Housing Development Commission,                3/07 at 102            AAA     2,012,240
                               Mortgage Revenue, Single Family, Homeowner Loan,
                               Series D, 6.125%, 3/01/28

          1,000,000          Missouri, State Housing Development Commission,                3/07 at 105            AAA     1,101,930
                                Mortgage Revenue, Single Family, Homeowner Loan,
                                Series A, Issue 2, 7.300%, 3/01/28

            150,000          Missouri, State Housing Development Commission,                2/00 at 102            AAA       155,343
                               Mortgage Revenue, Single Family,  Series A,
                               7.625%, 2/01/22

                             Missouri, State Housing Development Commission,
                             Mortgage Revenue, Single Family, Series B:
          2,365,000            6.375%, 9/01/20                                              9/06 at 102            AAA     2,428,737
          1,890,000            6.450%, 9/01/27                                              9/06 at 102            AAA     1,940,576

          1,000,000          Missouri, State Housing Development Commission,                6/00 at 102            AAA     1,044,360
                               Mortgage Revenue, GNMA Mortgage, Single
                               Family, Series B, 7.750%, 6/01/22

                             Missouri, State Housing Development Commission,
                             Mortgage Revenue, Single Family, Series A:
            520,000            6.700%, 12/01/07                                            12/04 at 102            AAA       539,365
          2,295,000            7.125%, 12/01/14                                            12/04 at 102            AAA     2,395,498
          1,015,000            7.200%, 12/01/17                                            12/04 at 102            AAA     1,061,132
          1,655,000            7.375%,  8/01/23                                             2/01 at 102            AAA     1,749,798
------------------------------------------------------------------------------------------------------------------------------------
                             INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL -  3.3%
            500,000          Jefferson City, Missouri, Industrial Development,              4/00 at 100            N/R       509,140
                               Revenue Refunding, Scholastic Inc. Project,
                               7.200%, 4/01/03

          2,225,000          Missouri, State Economic Development Export and               12/01 at 102           N/R     2,361,815
                               Infrastructure Board, Industrial Development, Revenue
                               Refunding, Drury Inn Project, 8.250%, 12/01/12

____
13

                             PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP MISSOURI - CONTINUED

          PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
             AMOUNT          DESCRIPTION                                                    PROVISIONS*      RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL -  CONTINUED

        $ 1,000,000          Missouri, State Environmental Improvement and Energy          No Opt. Call             A3   $ 1,056,010
                               Resource Authority, Poll Control, Revenue Refunding,
                               American Cyanamid Company, 5.800%, 9/01/09

          1,500,000          Missouri, State Environmental Improvement and Energy           5/00 at 102            AA-     1,627,455
                               Resource Authority, Environmental Improvement,
                               Revenue, Union Electric Company Project, Series A,
                               7.400%, 5/01/20

          2,000,000          Puerto Rico, Port Authority, Revenue, Special Facilities,      6/06 at 102           BBB-     2,043,080
                             American Airlines, Series A, 6.250%, 6/01/26
------------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL APPROPRIATION OBLIGATIONS -  14.5%

          2,285,000          Branson, Missouri, Public Building Corporation,               11/06 at 101            BBB     2,235,598
                               Leasehold Revenue, City Hall and Fire Station
                               Improvement, 6.250%, 11/01/12

          1,500,000          Clay County, Missouri, Public Building Authority,              5/02 at 102            N/R     1,626,540
                               Leasehold Revenue Refunding and Improvement,
                               Paradise Point Golf Project, 7.625%, 5/15/14

         1,435,000           Excelsior Springs, Missouri, Facilities Authority,            12/01 at 101            AAA     1,507,468
                               Leasehold Revenue Refunding and Improvement,
                               6.250%, 12/15/14

          2,000,000          Jackson County, Missouri, Public Facilities Authority,        12/04 at 100            AAA     2,080,360
                               Insured Leasehold, Revenue Refunding and Improvement,
                               Capital Improvements Project, 6.125%, 12/01/15

          3,510,000          Jackson County, Missouri, Public Building Corporation,        12/06 at 101            AAA     3,447,627
                               Leasehold Revenue, Missouri Capital Improvements
                               Project, 5.375%, 12/01/16

          1,200,000          Kansas City, Missouri, Land Clearance Redevelopment           12/05 at 102            AAA     1,227,180
                               Authority, Lease Revenue, Municipal Auditorium and
                               Muehlebach Hotel, Series A, 5.900%, 12/01/18

                             Kansas City, Missouri, Municipal Assistance
                             Corporation, Revenue, Leasehold Improvement, Truman
                             Medical, Series A:
          645,000              7.000%, 11/01/09                                            11/01 at 100              A       674,728
          695,000              7.000%, 11/01/10                                            11/01 at 100              A       726,073

                             Lake St. Louis, Missouri, Certificates of Participation,
                             Public Facilities, Municipal Golf Course Project:
          1,020,000            6.900%, 12/01/05                                            12/02 at 103            N/R     1,060,831
          2,720,000            7.550%, 12/01/14                                            12/02 at 103            N/R     2,874,333

____
14

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

          PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
             AMOUNT          DESCRIPTION                                                    PROVISIONS*      RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL APPROPRIATION OBLIGATIONS -  CONTINUED

          $ 250,000          Missouri, School Boards Association, Lease Participation       9/98 at 100            AAA     $ 255,675
                               Certificates, School District Valley Park, Series A,
                               7.375%, 3/01/10

          1,500,000          Missouri, School Boards Association, Insured Lease             3/06 at 101            AAA     1,536,045
                               Participation Certificates, Fox School District 6,
                               5.625%, 3/01/11

          1,120,000          Missouri, State Certificates of Participation,                11/05 at 100             AA     1,129,128
                               Psychiatric Rehabilitation Center Project,
                               Series A, 6.000%, 11/01/15

          4,650,000          Saint Louis County, Missouri, Regional Convention and          8/03 at 102              A     4,586,760
                               Sports Complex Authority, Convention and Sports
                               Project and Refunding, Issue B, 5.750%, 8/15/21

          1,410,000          Saint Louis, Missouri, Land Clearance Redevelopment            7/00 at 102            N/R     1,476,002
                               Authority, Lease Revenue, Station East
                               Redevelopment Project, 7.750%, 7/01/21

                             Saint Louis, Missouri, Regional Convention and Sports
                             Complex Authority, Refunding, Convention and
                             Sports Facility, Issue C:
          2,660,000            5.300%, 8/15/17                                              8/07 at 100            AAA     2,581,158
          4,000,000            5.300%, 8/15/20                                              8/07 at 100            AAA     3,852,360

             45,000          Saint Louis, Missouri, Regional Convention and Sports          8/03 at 100            N/R        49,973
                               Complex Authority, Series C, 7.900%, 8/15/21
------------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/OTHER -  2.7%

                             Saint Louis County, Missouri, Industrial Development
                             Authority Industrial Revenue, Refunding, Kiel Center
                             Multipurpose Arena:
            650,000            7.625%, 12/01/09                                            12/02 at 102            N/R       694,577
          1,000,000            7.750%, 12/01/13                                            12/02 at 102            N/R     1,071,890
            500,000            7.875%, 12/01/24                                            12/02 at 102            N/R       538,800

          4,050,000          Saint Louis, Missouri, Parking Facility, Revenue              12/06 at 102            AAA     3,937,005
                             Refunding, 5.375%, 12/15/21
------------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/UTILITY -  7.8%

          2,025,000          Higginsville, Missouri, Electric Light System, Revenue,        6/03 at 101            AAA     2,207,048
                               Series A, 6.750%, 6/01/16

          1,500,000          Puerto Rico, Electric Power Authority, Power Revenue          No Opt. Call            AAA       504,420
                               (Formerly Puerto Rico Commonwealth Water
                               Resource Authority Power), Capital Appreciation,
                               Series O, MBIA, IBC, 0.000%, 7/01/17

____
15

                       PORTFOLIO OF INVESTMENTS
                       NUVEEN FLAGSHIP MISSOURI-CONTINUED

         PRINCIPAL                                                                 OPTIONAL CALL                            MARKET
          AMOUNT       DESCRIPTION                                                   PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                       MUNICIPAL REVENUE/UTILITY -- CONTINUED

   $      4,380,000    Puerto Rico, Electric Power Authority, Power Revenue          7/05 at 100         AAA       $    4,309,000
                          (Formerly Puerto Rico Commonwealth Water
                          Resources Authority Power), Capital Appreciation,
                          Series X, MBIA, IBC, 5.500%, 7/01/25

                       Sikeston Missouri Electric Revenue, Refunding:
          2,000,000       6.200%, 6/01/10                                            No Opt. Call        AAA            2,190,280
          1,000,000       6.000%, 6/01/13                                            No Opt. Call        AAA            1,068,740
          1,070,000       6.000%, 6/01/14                                            No Opt. Call        AAA            1,140,224
          6,000,000       6.000%, 6/01/16                                            No Opt. Call        AAA            6,413,340
------------------------------------------------------------------------------------------------------------------------------------

                       MUNICIPAL REVENUE/WATER AND SEWER -- 4.8%

             50,000    Callaway County, Missouri, Public Water Supply District       1/98 at 102         N/R               51,947
                          Number 1, Revenue, Series B, 8.375%, 1/01/05

             50,000    Carroll County, Missouri, Public Water Supply District        3/99 at 101         N/R               52,755
                          Number 1, Water System, Revenue Refunding,
                          8.000%, 3/01/09

             40,000    Clay County, Missouri, Public Water Supply District           8/97 at 101         N/R               40,525
                          Number 6, 8.200%, 6/01/01

            400,000    East Central, Missouri, Water and Sewer Authority,            8/00 at 100         N/R              411,752
                          Water System, Revenue Refunding, Saint Charles
                          County Public Water Project, 7.000%, 8/01/08

             50,000    Hamilton, Missouri, Waterworks Revenue, Junior Lien,          7/99 at 103 1/2     N/R               55,054
                          7.750%, 7/01/14

             50,000    Johnson County, Missouri, Public Water Supply District        5/98 at 100         N/R               52,057
                          Number 1, Revenue Refunding and Improvement,
                          8.500%, 5/01/09

          1,150,000    Missouri, State Environmental Improvement and                 2/98 at 102         AAA            1,190,814
                          Energy Resource Authority, Water Facility Revenue,
                          Saint Louis County Water Company Project,
                          6.900%, 2/01/21

            750,000    Missouri, State Environmental Improvement and                 10/00 at 102        Aa1              806,183
                          Energy Resource Authority, Water Poll Control,
                          Revenue, Revolving Fund, Springfield Project,
                          Series A, 7.000%, 10/01/10

          3,600,000    Missouri, State Environmental Improvement and                 12/01 at 102        Aa1            3,885,156
                          Energy Resource Authority, Water Poll Control,
                          Revenue, State Revolving Fund, Multiparty,
                          Series A, 6.875%, 6/01/14

_____
16

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

          PRINCIPAL                                                                OPTIONAL CALL                            MARKET
           AMOUNT      DESCRIPTION                                                   PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                       MUNICIPAL REVENUE/WATER AND SEWER -- CONTINUED

      $   2,000,000    Missouri, State Environmental Improvement and                 7/02 at 102         Aa1        $   2,139,340
                          Energy Resource Authority, Water Poll Control,
                          Revenue, State Revolving Fund, Multiple, Series A,
                          6.550%, 7/01/14

            600,000    Missouri, State Environmental Improvement and                 7/04 at 102         Aa2              672,402
                          Energy Resource Authority, Water Poll Control,
                          Revenue, State Revolving Fund Program, Series B,
                          7.200%, 7/01/16

          1,400,000    Missouri, State Environmental Improvement and                 1/07 at 101         Aa1            1,338,148
                          Energy Resource Authority, Water Poll Control,
                          Revenue, State Revolving Fund, Multiple, Series E,
                          5.250%, 1/01/19

            125,000    Osceola Township, Public Schools, Refunding and               11/99 at 100        N/R              132,721
                          Improvement, 8.000%, 11/01/09
------------------------------------------------------------------------------------------------------------------------------------

                       NON-STATE GENERAL OBLIGATIONS -- 1.4%
          1,025,000    Excelsior Springs, Missouri, School District Building         No Opt. Call        AAA              405,675
                          Corporation, Leasehold Revenue, Excelsior Springs
                          School District 40, 0.000%, 3/01/14

          1,000,000    Jefferson City, Missouri, School District, Series A,          No Opt. Call         Aa            1,140,130
                          6.700%, 3/01/11

          1,500,000    Troy, Missouri, Reorganization School District Number         3/05 at 100         AAA            1,564,200
                          3, Lincoln County, 6.100%, 3/01/14
------------------------------------------------------------------------------------------------------------------------------------

                       PRE-REFUNDED -- 8.2%***

            100,000    Cass County, Missouri, Public Water Supply District           1/98 at 101         N/R              105,993
                          Number 2, Revenue Refunding and Improvement,
                          8.000%, 10/01/10

             50,000    Clark County, Missouri, Consolidated Public Water             12/98 at 101        N/R               53,461
                          Supply District Number 1, Water System, Revenue
                          Refunding, 8.250%, 12/01/15

             50,000    Concordia Missouri, Waterworks and Sewer System               7/98 at 100         N/R               52,366
                          Revenue, 8.375%, 7/01/08

             50,000    Cooper County, Missouri, Nursing Home District,               3/98 at 100         N/R               51,127
                          8.375%, 3/01/08

             50,000    De Kalb County, Missouri, Public Water Supply                 1/99 at 101         N/R               53,268
                          District Number 1 Waterworks, Revenue Refunding,
                          8.000%, 1/01/09

            200,000    Johnson County, Missouri, Public Water Supply District        1/98 at 102         N/R              209,404
                          Number 2, Revenue Refunding, 8.500%, 1/01/09

____
17

                       PORTFOLIO OF INVESTMENTS
                       NUVEEN FLAGSHIP MISSOURI-CONTINUED

         PRINCIPAL                                                                 OPTIONAL CALL                            MARKET
          AMOUNT       DESCRIPTION                                                   PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                       PRE-REFUNDED -- CONTINUED

     $    4,000,000    Kansas City, Missouri, Airport Revenue, General               9/04 at 101         AAA       $    4,537,840
                          Improvement, Series B, 6.875%, 9/01/14

          2,500,000    Kirkwood, Missouri, Industrial Development Authority,         7/02 at 102         N/R            2,733,100
                          Health Care Corporation, Revenue, Saint Joseph
                          Hospital, 6.500%, 7/01/12

             50,000    Knox County, Missouri, Public Water Supply District           1/99 at 101         N/R               53,372
                          Number 1, Water System, Revenue Refunding,
                          8.000%, 1/01/09

             50,000    Marion County, Missouri, Public Water Supply District         1/99 at 101 1/2     N/R               53,735
                          Number 1, Water Revenue Refunding,
                          8.250%, 1/01/12

          1,000,000    Missouri, State Economic Development Export and               5/02 at 100         N/R            1,104,960
                          Infrastructure Board, Industrial Development
                          Revenue, Community Water Company Inc. Project,
                          7.125%, 5/01/17

            100,000    Missouri, State Health and Educational Facilities             4/98 at 101         Aaa              104,282
                          Authority, Health Facilities, Revenue, Bethesda
                          Health Group Inc. Project, 7.875%, 4/01/08

            100,000    Missouri, State Health and Educational Facilities             2/99 at 102         N/R              107,743
                          Authority, Health Facilities, Revenue, Lake Of The
                          Ozarks Hospital, 8.000%, 2/15/11

                       Phelps County, Missouri, Hospital Revenue, Phelps
                       County, Regular Medical Center:
            500,000       8.200%, 3/01/05                                            3/00 at 102         AAA              556,620
          1,250,000       8.300%, 3/01/20                                            3/00 at 102         AAA            1,394,675

            100,000    Pike County, Missouri, Public Water Supply District           7/99 at 101         N/R              107,963
                          Number 1 Water Revenue, 7.750%, 7/01/09

          1,000,000    Saint Louis County, Missouri, Regional Convention             8/03 at 100         AAA            1,121,650
                          and Sports Complex Authority, Series B,
                          7.000%, 8/15/11

            350,000    Saint Louis, Missouri, Municipal Finance Corporation,         2/05 at 100         AAA              381,994
                          Leasehold Revenue Refunding and Improvement,
                          6.250%, 2/15/12

          3,975,000    Saint Louis, Missouri, Parking Facility Revenue,             12/02 at 102         AA-            4,144,375
                          6.625%, 12/15/21

            955,000    Saint Louis, Missouri, Regional Convention and Sports         8/03 at 100         Aaa            1,110,713
                          Complex Authority, Series C, 7.900%, 8/15/21

            445,000    Saint Louis, Missouri, School District,                      10/01 at 102         AAA              490,515
                          6.750%, 4/01/11

____
18

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

PRINCIPAL                                                                   OPTIONAL CALL                              MARKET
 AMOUNT          DESCRIPTION                                                 PROVISIONS*             RATINGS**          VALUE
-------------------------------------------------------------------------------------------------------------------------------
                 PRE-REFUNDED - CONTINUED

                 Vandalia, Missouri, Water and Sewer System Revenue,
                 Combined:
$     50,000       7.625%, 4/01/06                                             4/00 at 101                N/R   $      54,700
      50,000       7.625%, 4/01/07                                             4/00 at 101                N/R          54,700
-------------------------------------------------------------------------------------------------------------------------------
                 SPECIAL TAX REVENUE - 3.0%

                 Branson, Missouri, Tax Increment Allocation, Revenue,
                 Branson Meadows Project, Series A:
   1,095,000       6.700%, 11/01/07                                            No Opt. Call               N/R       1,095,329
   1,245,000       6.950%, 11/01/09                                            No Opt. Call               N/R       1,258,110

   1,500,000     Puerto Rico Commonwealth, Highway and                         7/02 at 101  1/2             A       1,610,655
                   Transportation Authority, Highway Revenue
                   Refunding, Series V, 6.625%, 7/01/12

   1,400,000     Puerto Rico Commonwealth, Highway and                         7/16 at 100                  A       1,361,598
                   Transportation Authority, Highway Revenue,
                   Series Y, 5.500%, 7/01/36

   1,400,000     Puerto Rico Commonwealth, Highway and                         No Opt. Call               AAA       1,416,772
                   Transportation Authority, Highway Revenue,
                   Series W, MBIA, IBC, 5.500%, 7/01/15
-------------------------------------------------------------------------------------------------------------------------------
                 STATE/TERRITORIAL GENERAL OBLIGATIONS - 6.6%

   2,200,000     Missouri, Fourth State Building, Series A,                    8/06 at 100                AAA       2,208,470
                   5.500%, 8/01/21

   2,400,000     Puerto Rico Commonwealth, Refunding Improvement,              7/03 at 100                  A       2,156,664
                   5.000%, 7/01/21

                 Puerto Rico Commonwealth:
   2,500,000       6.450%, 7/01/17                                             7/04 at 102                  A       2,667,000
   3,350,000       6.500%, 7/01/23                                             7/04 at 101  1/2             A       3,569,258

   4,500,000     Puerto Rico, Public Buildings Authority, Revenue              No Opt. Call                 A       4,437,720
                   Guaranteed Refunding, Series L, 5.500%, 7/01/21
-------------------------------------------------------------------------------------------------------------------------------

____
19

            PORTIOLIO OF INVESTMENTS

PRINCIPAL                                                                   OPTIONAL CALL                              MARKET
   AMOUNT        DESCRIPTION                                                 PROVISIONS*             RATINGS**          VALUE
-------------------------------------------------------------------------------------------------------------------------------
                 STUDENT LOAN REVENUE BONDS - 2.4

$  1,000,000     Missouri, Higher Education Loan Authority, Student          2/02 at 102                  A      $   1,041,430
                   Loan Revenue, Sub Lien, 6.500%, 2/15/06

   4,190,000     Missouri, Higher Education Loan Authority, Student          2/04 at 102                  A          4,416,208
                   Loan Revenue, Series F, 6.750%, 2/15/09
-------------------------------------------------------------------------------------------------------------------------------
$233,215,000     Total Investments - (cost $214,736,044) - 98.7%                                                   224,448,309
-------------------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.3%                                                                2,931,507
                 --------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                               $ 227,379,816
                 ==============================================================================================================

            * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

            **    Ratings: (not covered by the report of independent auditors):
                  Using the higher of Standard & Poor's or Moody's rating.

            *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

            N/R - Investment is not rated.

_____
20                               See accompanying notes to financial statements.

STATEMENT OF NET ASSETS                               Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report
MAY 31, 1997

                                                                          NUVEEN FLAGSHIP
                                                                                 MISSOURI
-----------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                $224,448,309
Cash                                                                               37,884
Receivables:
   Interest                                                                     4,573,192
   Shares sold                                                                     39,379
   Investments sold                                                               240,000
 Other assets                                                                      16,014
-----------------------------------------------------------------------------------------
    Total assets                                                              229,354,778
-----------------------------------------------------------------------------------------
LIABILITIES
Payables:
   Investments purchased                                                          494,805
   Shares redeemed                                                                273,054
Accrued expenses:
   Management fees (note 6)                                                        75,439
   12b-1 distribution and service fees (notes 1 and 6)                             42,321
   Other                                                                          111,509
Dividends payable                                                                 977,834
-----------------------------------------------------------------------------------------
    Total liabilities                                                           1,974,962
-----------------------------------------------------------------------------------------
Net assets (note 7)                                                          $227,379,816
=========================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                                   $218,924,131
Shares outstanding                                                             20,268,026
Net asset value and redemption price per share                               $      10.80
Offering price per share (net asset value per share plus
   maximum sales charge of 4.20% of offering price)                          $      11.27
=========================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                                   $    453,675
Shares outstanding                                                                 42,025
Net asset value, offering and redemption price per share                     $      10.80
=========================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                                   $  7,967,920
Shares outstanding                                                                738,043
Net asset value, offering and redemption price per share                     $      10.80
=========================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                                   $     34,090
Shares outstanding                                                                  3,157
Net asset value, offering and redemption price per share                     $      10.80
=========================================================================================

____
21                               See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

YEAR ENDED MAY 31, 1997

                                                                          NUVEEN FLAGSHIP
                                                                                MISSOURI*
-----------------------------------------------------------------------------------------
INVESTMENT INCOME

Tax-exempt interest income (note 1)                                          $ 13,683,705
-----------------------------------------------------------------------------------------

EXPENSES

Management fees (note 6)                                                        1,150,679
12b-1 service fees -- Class A (notes 1 and 6)                                     721,606
12b-1 distribution and service fees -- Class B (notes 1 and 6)                        521
12b-1 distribution and service fees -- Class C (notes 1 and 6)                     60,926
Shareholders' servicing agent fees and expenses                                   164,819
Custodian's fees and expenses                                                     105,770
Trustees' fees and expenses (note 6)                                                6,177
Professional fees                                                                  18,861
Shareholders' reports -- printing and mailing expenses                             24,423
Federal and state registration fees                                                13,266
Other expenses                                                                      9,893
-----------------------------------------------------------------------------------------
Total expenses before reimbursement                                             2,276,941
   Expense reimbursement (note 6)                                                (326,922)
-----------------------------------------------------------------------------------------
Net expenses                                                                    1,950,019
-----------------------------------------------------------------------------------------
Net investment income                                                          11,733,686
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

Net realized gain from investment transactions (notes 1 and 4)                  2,027,744
Net change in unrealized appreciation or depreciation of investments            4,099,492
-----------------------------------------------------------------------------------------
Net gain from investments                                                       6,127,236
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                                   $ 17,860,922
=========================================================================================

* Information represents eight months of Flagship Missouri and four months of Nuveen Flagship Missouri (see note 1 of the Notes to Financial Statements).

____
22                               See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                    NUVEEN MUNICIPAL BOND FUND
                                                      MAY 31, 1997 ANNUAL REPORT

                                                                     NUVEEN FLAGSHIP                      FLAGSHIP
                                                                           MISSOURI*                      MISSOURI
                                                               ---------------------------------------------------
                                                                  YEAR ENDED 5/31/97            YEAR ENDED 5/31/96
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                  $ 11,733,686                  $ 11,710,027
Net realized gain from investment transactions
  (notes 1 and 4)                                                         2,027,744                     1,089,042
Net change in unrealized appreciation or depreciation
  of investments                                                          4,099,492                    (5,482,503)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               17,860,922                     7,316,566
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                                               (11,399,739)                  (11,560,299)
  Class B                                                                    (2,345)                          N/A
  Class C                                                                  (327,591)                     (246,972)
  Class R                                                                      (457)                          N/A
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (11,730,132)                  (11,807,271)
-------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                         27,511,231                    31,869,368
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                    5,920,821                     6,602,041
-------------------------------------------------------------------------------------------------------------------
                                                                         33,432,052                    38,471,409
-------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                 (31,119,487)                  (24,122,187)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from Fund share transactions                                            2,312,565                    14,349,222
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                8,443,355                     9,858,517
Net assets at the beginning of year                                     218,936,461                   209,077,944
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $227,379,816                  $218,936,461
===================================================================================================================
Balance of undistributed net investment income at end of year          $      3,554                  $         --
==================================================================================================================

* Information represents eight months of Flagship Missouri and four months of Nuveen Flagship Missouri (see note 1 of the Notes to Financial Statements).

N/A -- Flagship Missouri was not authorized to issue Class B or Class R Shares.

____
23                               See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Missouri Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Missouri Double Tax Exempt Fund ("Flagship Missouri") was reorganized into the Trust and renamed Nuveen Flagship Missouri Municipal Bond Fund ("Nuveen Flagship Missouri").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

INTEREST INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

____
24

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Missouri was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

INCOME TAXES
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Missouri state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

FLEXIBLE SALES CHARGE PROGRAM
The Fund offers Class A, B, C and R Shares. Class B and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge (("CDSC")) of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

____
25

DERIVATIVE FINANCIAL INSTRUMENTS
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

EXPENSE ALLOCATION
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

____
26

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

2. FUND SHARES
Transactions in Fund shares were as follows:

                                                  NUVEEN FLAGSHIP                        FLAGSHIP
                                                     MISSOURI*                           MISSOURI
                                           -------------------------------------------------------------
                                                    YEAR ENDED                          YEAR ENDED
                                                      5/31/97                            5/31/96
                                           -------------------------------------------------------------
                                                SHARES          AMOUNT            SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                   2,299,753    $ 24,630,274         2,711,275    $ 29,055,443
   Class B                                      41,987         449,235               N/A             N/A
   Class C                                     223,861       2,397,622           262,545       2,813,925
   Class R                                       3,129          34,100               N/A             N/A
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                     537,641       5,747,970           601,080       6,446,529
   Class B                                          38             410               N/A             N/A
   Class C                                      16,119         172,138            14,502         155,512
   Class R                                          28             303               N/A             N/A
--------------------------------------------------------------------------------------------------------
                                             3,122,556      33,432,052         3,589,402      38,471,409
--------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                  (2,814,290)    (30,112,429)       (2,194,192)    (23,512,867)
   Class B                                          --              --               N/A             N/A
   Class C                                     (94,304)     (1,007,058)          (56,931)       (609,320)
   Class R                                          --              --               N/A             N/A
--------------------------------------------------------------------------------------------------------
                                            (2,908,594)    (31,119,487)       (2,251,123)    (24,122,187)
--------------------------------------------------------------------------------------------------------
Net increase                                   213,962    $  2,312,565         1,338,279    $ 14,349,222
========================================================================================================

* Information represents eight months of Flagship Missouri and four months of Nuveen Flagship Missouri (see note 1).

N/A - Flagship Missouri was not authorized to issue Class B or Class R Shares.

____
27

3. DISTRIBUTIONS TO SHAREHOLDERS
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                 NUVEEN FLAGSHIP
                                                                        MISSOURI
--------------------------------------------------------------------------------
Dividend per share:
    Class A                                                               $.0465
    Class B                                                                .0400
    Class C                                                                .0415
    Class R                                                                .0485
--------------------------------------------------------------------------------

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                 NUVEEN FLAGSHIP
                                                                       MISSOURI*
--------------------------------------------------------------------------------
PURCHASES
Investments in municipal securities                                  $91,192,477
Temporary municipal investments                                        5,000,000

SALES
Investments in municipal securities                                   90,091,641
Temporary municipal investments                                        5,000,000
--------------------------------------------------------------------------------

* Information represents eight months of Flagship Missouri and four months of Nuveen Flagship Missouri (see note 1).


At May 31, 1997, the identified cost of investments owned for federal income tax purposes may differ from the cost used for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had an unused capital loss carryforward of $2,543,690 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2003.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At May 31, 1997, net unrealized appreciation aggregated $9,712,265 of which $9,925,489 related to appreciated securities and $213,224 related to depreciated securities.

____
28

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

AVERAGE DAILY NET ASSET VALUE                             MANAGEMENT FEE
------------------------------------------------------------------------
For the first $125 million                                   .5500 of 1%
For the next $125 million                                    .5375 of 1
For the next $250 million                                    .5250 of 1
For the next $500 million                                    .5125 of 1
For the next $1 billion                                      .5000 of 1
For net assets over $2 billion                               .4750 of 1
------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Missouri paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $455,700 of which approximately $394,900 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $137,700 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fee charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $3,400 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

____
29

7. COMPOSITION OF NET ASSETS
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                 NUVEEN FLAGSHIP
                                                                                        MISSOURI
-------------------------------------------------------------------------------------------------
Capital paid-in                                                                     $220,222,646
Balance of undistributed net investment income                                             3,554
Accumulated net realized gain (loss) from investment transactions                     (2,558,649)
Net unrealized appreciation of investments                                             9,712,265
-------------------------------------------------------------------------------------------------
   Net assets                                                                       $227,379,816
=================================================================================================

____
30

                             FINANCIAL HIGHLIGHTS

____
31

     Selected data for a share outstanding throughout each period is as follows:


CLASS (INCEPTION DATE)           OPERATING PERFORMANCE     LESS DISTRIBUTIONS
---------------------            ---------------------     ------------------

                                                            NET
NUVEEN FLAGSHIP MISSOURI        NET                REALIZED AND      DIVIDENDS                       NET      TOTAL
                              ASSET                  UNREALIZED      FROM TAX-                     ASSET     RETURN
                              VALUE         NET     GAIN (LOSS)     EXEMPT NET    DISTRIBUTIONS    VALUE     ON NET
YEAR ENDING               BEGINNING  INVESTMENT            FROM     INVESTMENT     FROM CAPITAL   END OF      ASSET
MAY 31,                   OF PERIOD  INCOME (B)     INVESTMENTS         INCOME            GAINS   PERIOD   VALUE(A)
------------------------------------------------------------------------------------------------------------------------
Class A (8/87)
 1997                        $10.51        $.56          $ .29          $(.56)           $  --    $10.80       8.29%
 1996                         10.72         .58           (.21)          (.58)              --     10.51       3.51
 1995                         10.50         .60            .22           (.60)              --     10.72       8.19
 1994                         10.87         .61           (.34)          (.61)            (.03)    10.50       2.42
 1993                         10.32         .64            .60           (.63)            (.06)    10.87      12.54
 1992                         10.04         .65            .29           (.65)            (.01)    10.32       9.70
 1991                          9.76         .65            .28           (.65)              --     10.04       9.92
 1990                          9.86         .65           (.10)          (.65)              --      9.76       5.89
 1989                          9.30         .65            .57           (.65)            (.01)     9.86      13.70
 1988(c)                       9.58         .49           (.26)          (.51)              --      9.30       2.98
Class B (2/97)
 1997(c)                      10.81         .16           (.01)          (.16)              --     10.80       1.40
Class C (2/94)
 1997                         10.50         .51            .29           (.50)              --     10.80       7.80
 1996                         10.72         .51           (.21)          (.52)              --     10.50       2.84
 1995                         10.50         .53            .23           (.54)              --     10.72       7.60
 1994(c)                      11.33         .02           (.83)          (.02)              --     10.50     (17.62)
Class R (2/97)
 1997(c)                      10.90         .17           (.12)          (.15)              --     10.80        .43
--------------------------------------------------------------------------------------------------------------------

             i  Annualized.
            ii  Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Missouri.
           iii  The amount shown includes a distribution in excess of capital gains of $.01 per share.
            (a) Total returns are calculated on net asset value without any sales charge.
            (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
            (c) From commencement of class operations as noted.

____
32

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                           RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
                                 RATIO                       RATIO
                                OF NET                      OF NET
                  RATIO OF  INVESTMENT     RATIO OF     INVESTMENT
                  EXPENSES   INCOME TO     EXPENSES      INCOME TO
                TO AVERAGE     AVERAGE   TO AVERAGE        AVERAGE
                NET ASSETS  NET ASSETS   NET ASSETS     NET ASSETS
   NET ASSETS       BEFORE      BEFORE        AFTER          AFTER    PORTFOLIO
END OF PERIOD   REIMBURSE-  REIMBURSE-   REIMBURSE-     REIMBURSE-     TURNOVER
(IN THOUSANDS)        MENT        MENT     MENT (B)       MENT (B)         RATE
--------------------------------------------------------------------------------
     $218,924        1.00%        5.13%        .86%          5.27%          41%
      212,717        1.05         5.12         .80           5.37           38
      205,089        1.08         5.37         .67           5.78           40
      187,347        1.06         5.08         .62           5.52           34
      144,775        1.11         5.43         .55           5.99           33
       76,069        1.13         5.73         .47           6.39           32
       43,391        1.23         5.92         .58           6.57           44
       19,080        1.42         5.88         .66           6.64           36
       13,028        1.72         5.77         .69           6.80           69
        7,786        1.55+        5.27+        .50+          6.32+         119

          454        1.62+        4.42+       1.45+          4.59+          41

        7,968        1.55         4.57        1.40           4.72           41
        6,220        1.60         4.54        1.35           4.79           38
        3,989        1.63         4.76        1.20           5.19           40
        1,877        1.61+        3.98+       1.15+          4.44+          34

           34         .67+        5.53+        .55+          5.65+          41

____
33

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND:

We have audited the accompanying statement of net assets of Nuveen Flagship Missouri Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Missouri Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

DAYTON, OHIO
JULY 11, 1997

____
34

                                 SHAREHOLDER MEETING REPORT
                                 FLAGSHIP MISSOURI


                                                        A Shares     C Shares
--------------------------------------------------------------------------------
ADVISORY AGREEMENT               For                  14,418,632      469,290
                                 Against                 267,723       12,098
                                 Abstain                 355,446       15,144
                                 -----------------------------------------------
                                 Total                15,041,801      496,532
--------------------------------------------------------------------------------
                                 Broker Non Votes        559,050        4,965
--------------------------------------------------------------------------------
REORGANIZATION                   For                  10,750,151      329,028
                                 Against                 265,959        7,014
                                 Abstain                 341,315       10,447
                                 -----------------------------------------------
                                 Total                11,357,425      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,243,426      155,008
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE             For                  10,516,858      324,740
                                 Against                 703,013       21,749
                                 Abstain                  77,553           --
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
--------------------------------------------------------------------------------
INVESTMENT ASSETS                For                  10,501,460      324,740
                                 Against                 701,905       21,749
                                 Abstain                  94,059           --
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
--------------------------------------------------------------------------------
TYPE OF SECURITIES               For                  10,525,807      324,740
                                 Against                 693,382       21,749
                                 Abstain                  78,235           --
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
--------------------------------------------------------------------------------
BORROWING                        For                  10,408,755      324,740
                                 Against                 802,786       21,749
                                 Abstain                  85,884           --
                                 -----------------------------------------------
                                 Total                11,297,425      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,426      155,008
--------------------------------------------------------------------------------
PLEDGES                          For                  10,435,739      324,216
                                 Against                 772,176       21,749
                                 Abstain                  89,509          524
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
--------------------------------------------------------------------------------
SENIOR SECURITIES                For                  10,523,875      324,216
                                 Against                 691,778       21,749
                                 Abstain                  81,771          524
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
                                 -----------------------------------------------

____
35

                                 SHAREHOLDER MEETING REPORT
                                 FLAGSHIP MISSOURI--CONTINUTED


                                                        A Shares     C Shares
--------------------------------------------------------------------------------
UNDERWRITING                     For                  10,502,170      324,216
                                 Against                 706,338       22,273
                                 Abstain                  88,916           --
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
--------------------------------------------------------------------------------
REAL ESTATE                      For                  10,469,008      324,216
                                 Against                 745,337       22,273
                                 Abstain                  83,079           --
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
--------------------------------------------------------------------------------
COMMODITIES                      For                  10,376,685      324,024
                                 Against                 824,816       22,466
                                 Abstain                  95,922           --
                                 -----------------------------------------------
                                 Total                11,297,423      346,490
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,428      155,007
--------------------------------------------------------------------------------
LOANS                            For                  10,454,367      324,216
                                 Against                 763,665       22,273
                                 Abstain                  79,393           --
                                 -----------------------------------------------
                                 Total                11,297,425      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,426      155,008
--------------------------------------------------------------------------------
SALES/MARGIN PURCHASES           For                  10,373,401      323,500
                                 Against                 832,601       22,990
                                 Abstain                  91,422           --
                                 -----------------------------------------------
                                 Total                11,297,424      346,490
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,007
--------------------------------------------------------------------------------
PUT AND CALL OPTIONS             For                  10,390,840      323,500
                                 Against                 809,633       22,990
                                 Abstain                  96,952           --
                                 -----------------------------------------------
                                 Total                11,297,425      346,490
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,426      155,007
--------------------------------------------------------------------------------
INDUSTRY CONCENTRATION           For                  10,481,500      324,740
                                 Against                 730,725       21,749
                                 Abstain                  85,110           --
                                 -----------------------------------------------
                                 Total                11,297,335      346,489
                                 -----------------------------------------------
                                 Broker Non Votes      4,303,516      155,008
--------------------------------------------------------------------------------
AFFILIATE PURCHASES              For                  10,491,401      323,500
                                 Against                 717,719       22,466
                                 Abstain                  88,303          524
                                 -----------------------------------------------
                                 Total                11,297,423      346,490
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,428      155,007
                                -----------------------------------------------

____
36

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


                                                        A Shares     C Shares
--------------------------------------------------------------------------------
INVESTMENT COMPANIES             For                  10,468,516      323,500
                                 Against                 738,065       22,990
                                 Abstain                  90,842           --
                                 -----------------------------------------------
                                 Total                11,297,423      346,490
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,428      155,007
--------------------------------------------------------------------------------
DIV VS. NON-DIV                  For                  10,134,607      324,941
                                 Against                 614,980        8,255
                                 Abstain                 437,110       13,293
                                 -----------------------------------------------
                                 Total                11,186,697      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,414,154      155,008
--------------------------------------------------------------------------------
12B-1 FEES                       For                  14,133,856      455,373
                                 Against                 437,780       14,258
                                 Abstain                 450,011       26,902
                                 -----------------------------------------------
                                 Total                15,021,647      496,533
--------------------------------------------------------------------------------
                                 Broker Non Votes        579,204        4,964
                                 -----------------------------------------------

____
37

                        SHAREHOLDER MEETING REPORT
                        FLAGSHIP MISSOURI - CONTINUED


DIRECTORS                                            A SHARES        C SHARES
--------------------------------------------------------------------------------
Bremner                          For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Brown                            For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Dean                             For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Impellizzeri                     For                15,282,798         484,676
                                 Withhold              318,053          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Rosenheim                        For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Sawers                           For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Schneider                        For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Schwertfeger                     For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
                                 -----------------------------------------------

____
38

                            SHAREHOLDER INFORMATION

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama            Michigan
Arizona            Missouri
California         New Jersey
Colorado           New Mexico
Connecticut        New York
Florida            North Carolina
Georgia            Ohio
Kansas             Pennsylvania
Kentucky           South Carolina
Louisiana          Tennessee
Maryland           Virginia
Massachusetts      Wisconsin


To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

____
39

FUND INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Dayton, Ohio

____
40

[PHOTO OF JOHN NUVEEN,Sr. APPEARS HERE]

John Nuveen & Co. Incorporated
333 West Wacker Drive
(Chicago, IL 60606-1286)

(800)621-7227)
Serving Investors
for Generations



Since our founding in 1898, John Nuveen & Co.
has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing
securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy.
It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

     NUVEEN
     MUNICIPAL
     BOND FUNDS

     MAY 31, 1997

--------------------------------------------------------------------------------
     ANNUAL REPORT
--------------------------------------------------------------------------------

     DEPENDABLE, TAX-FREE INCOME
     TO HELP YOU KEEP MORE OF
     WHAT YOU EARN.


     OHIO

[PHOTO APPEARS HERE]

CONTENTS

 1   Dear Shareholder

 3   Answering Your Questions

 6   Ohio Overview

 9   Financial Section

43   Shareholder Meeting Report

44   Shareholder Information

45   Fund Information

[PHOTO OF Timothy R. Schwertfeger APPEARS HERE]

DEAR SHAREHOLDER

It's a pleasure to report to you on the performance of the Nuveen Flagship Ohio Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 7.38% for Class A shares, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) kept close pace with the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 4.58% for Class A shares. To match this yield, investors in the 36% combined federal and state income tax bracket would have had to earn at least 7.16% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to increased volatility in both the equity and bond markets.

____
1

"IN ADDITION TO SUBSTANTIAL TOTAL RETURNS, SHAREHOLDERS CONTINUE TO ENJOY VERY ATTRACTIVE CURRENT YIELDS GENERATED BY A PORTFOLIO OF QUALITY BONDS."

During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation--as well as attractive yields--have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

July 15, 1997

____
2

[PHOTO OF Ted Neild APPEARS HERE]

TED NEILD, HEAD OF NUVEEN'S DAYTON-BASED PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED FUND PERFORMANCE OVER THE PAST YEAR.

ANSWERING YOUR QUESTIONS

WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUND?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

WHAT IS YOUR STRATEGY FOR MEETING THESE OBJECTIVES?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

WHAT KEY ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed. In addition, Ohio contin-

____
3

"AT NUVEEN, VALUE INVESTING MEANS TAKING A FUNDAMENTAL APPROACH TO FINDING BONDS THAT OFFER THE BEST BALANCE OF HIGH POTENTIAL RETURN WITH LOW RISK REGARDLESS OF THE DIRECTION OF INTEREST RATES."

ued to improve its economic health, resulting in a number of upgraded ratings on bonds held in the fund.

GIVEN THIS MARKET ENVIRONMENT, HOW DID THE FUND PERFORM?

The Ohio Municipal Bond Fund rewarded investors with a total return on net asset value for the year, recording price changes and reinvested dividends, of 7.38% for Class A shares. During the same period, the Lehman Brothers Municipal Bond Index, which does not incur operating expenses or transaction costs, reported an 8.28% total return. The high quality, high coupon bonds, combined with its conservative maturity structure, position the fund to perform in line with its peers in a strong market, and provide more value during a market correction.

WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

We've been able to purchase many securities providing superior income payout during the year. We sold hospital bonds and bought higher-quality housing bonds. We also increased the number of General Obligation bonds in the portfolio.

WHAT IS THE CURRENT STATUS OF OHIO'S MUNICIPAL MARKET?

Ohio's municipal market has remained very solid with some help from the Midwest economy. New issuance for the first six months of the year was up 14% to $3.2 billion. Ohio state government has been very aggressive in attracting new business and encouraging expansion of existing firms. While not all areas of the state have benefited from the economic prosperity, the major cities of Cleveland, Columbus and Cincinnati are fiscally sound and rank in the top ten nationwide in new facilities and plant expansions.

One noteworthy event that may impact the state municipal market in the future is an Ohio Supreme Court decision declaring the state system of funding schools unconstitutional. The resulting school funding reform will likely mean more spending on the state's infrastructure, and therefore more municipal bond issuance in the long-term.

____
4

WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET AS A WHOLE?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

____
5

OHIO
OVERVIEW

Credit Quality

[PIE CHART APPEARS HERE]

BBB/NR               12%
A                    13%
AA                   10%
AAA/Pre-refunded     65%

Diversification

[PIE CHART APPEARS HERE]

Education             5%
General Obligations  21%
Pollution Control     9%
Utility               5%
Water & Sewer         7%
Hospitals            21%
Other                 6%
Excrowed Bonds       21%
Housing Facilities    5%

FUND HIGHLIGHTS
================================================================================
SHARE CLASS                                      A        B        C        R
Inception Date                                  6/85     2/97     8/93     2/97
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          $11.41   $11.41   $11.41   $11.41
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $665,927
--------------------------------------------------------------------------------
Average Weighted Maturity (years)                                          17.97
--------------------------------------------------------------------------------
Duration (years)                                                            7.08
--------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
================================================================================
SHARE CLASS                          A(NAV)   A(OFFER)    B        C         R
1-Year                               7.38%     2.87%    6.73%    6.80%     7.45%
--------------------------------------------------------------------------------
5-Year                               6.42%     5.51%    5.83%    5.85%     6.44%
--------------------------------------------------------------------------------
10-Year                              7.94%     7.47%    7.47%    7.35%     7.94%
--------------------------------------------------------------------------------

TAX-FREE YIELDS
================================================================================
Share Class                          A(NAV)   A(OFFER)    B        C         R
Dist Rate                            5.33%     5.11%    4.57%    4.80%     5.53%
--------------------------------------------------------------------------------
SEC 30-Day Yld                       4.58%     4.39%    3.83%    4.03%     4.78%
--------------------------------------------------------------------------------
Taxable Equiv Yld2                   7.16%     6.86%    5.98%    6.30%     7.47%
--------------------------------------------------------------------------------

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 2.73%, 5.67%, and 7.47%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate of 36%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

____
6

                                        Nuveen Flagship Ohio Municipal Bond Fund
                                                      May 31, 1997 Annual Report


*The Index Comparison shows change in value of a $10,000 investment in the A
 Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

Index Comparison*


             Lehman
             Brothers    Nuveen Flagship      Nuveen Flagship Ohio
            Municipal    Ohio Municipal       Municipal Bond Fund
Date        Bond Index   Bond Fund (NAV)             (Offer)
----        ----------   ---------------      --------------------
May-87      $10,000.00       $10,000.00                $ 9,580.00

May-88      $10,898.10       $10,995.29                $10,533.49

May-89      $12,150.65       $12,354.04                $11,835.17

May-90      $13,039.68       $13,077.82                $12,528.56

May-91      $14,353.88       $14,320.99                $13,719.50

May-92      $15,764.07       $15,720.74                $15,060.47

May-93      $17,650.01       $17,480.71                $16,746.52

May-94      $18,085.83       $17,867.57                $17,117.13

May-95      $19,732.83       $19,294.81                $18,484.43

May-96      $20,634.74       $19,986.59                $19,147.16

May-97      $22,534.82       $21,462.15                $20,560.74

Lehman Brothers Municipal Bond Index                  $22,535
Nuveen Flagship Ohio Municipal Bond Fund (NAV)        $21,462
Nuveen Flagship Ohio Municipal Bond Fund (Offer)      $20,561

Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

         1996                           1997
JUNE           0.04992        JANUARY        0.05206
JULY           0.05158        FEBRUARY       0.0507
AUGUST         0.05158        MARCH          0.0507
SEPTEMBER      0.04992        APRIL          0.0507
OCTOBER        0.05158        MAY            0.0507
NOVEMBER       0.04992
DECEMBER       0.05158

FINANCIAL SECTION

     CONTENTS

10   Portfolio of Investments

29   Statement of Net Assets

30   Statement of Operations

31   Statement of Changes in Net Assets

32   Notes to Financial Statements

39   Financial Highlights

42   Independent Auditors' Report

____
9

                           PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP OHIO

            PRINCIPAL                                                                    OPTIONAL CALL                    MARKET
            AMOUNT           DESCRIPTION                                                  PROVISIONS*     RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             EDUCATION --4.5%

           $1,000,000       Kent State University, Ohio, University Revenue,               5/02 at 102        AAA       $ 1,079,660
                              General Receipts, 6.500%, 5/01/22

            2,050,000        Miami University, Ohio, University Revenue,                  12/99 at 102         A+         2,210,023
                              6.900%, 12/01/04

            1,750,000        Ohio State Higher Educational Facility Commission            12/04 at 102        AAA         1,773,590
                              Revenue, University of Dayton Project,
                              5.800%, 12/01/19

            2,025,000        Ohio State Higher Educational Facility Commission            12/03 at 102        AAA         2,219,927
                              Revenue, Mortgage, University of Dayton Project,
                              6.600%, 12/01/17

            2,545,000        Ohio State Higher Educational Facility Commission            10/97 at 102        AA-         2,623,335
                              Revenue, Case Western Reserve Project,
                              Series A, 7.625%, 10/01/08

            1,200,000        Ohio State Higher Educational Facility Commission             9/06 at 101        N/R         1,181,748
                              Revenue, University of Findlay Project,
                              6.125%, 9/01/16

            3,775,000        Ohio State Higher Educational Facility Commission            11/06 at 101         AA         3,642,120
                              Revenue, Higher Educational, Denison University
                              Project, 5.300%, 11/01/21

                             Ohio State Higher Educational Facility Revenue,
                             Commission, Case Western Reserve University,
                             Series B:
            1,870,000         7.125%, 10/01/14                                            10/00 at 102         Aa         2,045,556
              750,000         6.500%, 10/01/20                                            No Opt. Call         Aa           834,623

            2,250,000        Ohio State Higher Educational Facility Revenue,               4/07 at 102         A2         2,264,198
                              John Carroll University Project, 5.750%, 4/01/19

            1,000,000        University of Cincinnati, Ohio, General Receipts,            12/02 at 102        AA-         1,057,760
                              Series O, 6.300%, 6/01/12

            4,250,000        University of Cincinnati, Ohio, General Receipts,             6/07 at 100        AAA         4,162,110
                              Series Ab, 5.375%, 6/01/20

            4,000,000        University of Puerto Rico, University Revenue                No Opt. Call        AAA         2,157,520
                              Refunding, Series N, 0.000%, 6/01/09

            1,500,000        University of Toledo, Ohio, General Receipt,                  6/04 at 102        AAA         1,436,070
                              5.350%, 6/01/25

            1,230,000        Youngstown State University, Ohio, General Receipts,         12/04 at 102        AAA         1,280,246
                               6.000%, 12/15/16

_____
10

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

            PRINCIPAL                                                                    OPTIONAL CALL                    MARKET
            AMOUNT           DESCRIPTION                                                  PROVISIONS*     RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             ESCROWED TO MATURITY -- 0.7%

           $4,630,000        Ohio State Water Development Authority Revenue,             No Opt. Call        AAA        $ 4,803,903
                              Pure Water, Series I, 6.000%, 12/01/16
------------------------------------------------------------------------------------------------------------------------------------
                             HEALTH CARE -- 3.1%

            4,030,000        Cuyahoga County, Ohio, Health Care Facilities                6/00 at 100        N/R          4,377,507
                              Revenue, Altenheim Project, 9.280%, 6/01/15

            1,500,000        Franklin County, Ohio, Health Care Facilities Revenue,       7/03 at 102        N/R         1,455,240
                              Ohio Presbyterian Retire Services, 6.500%, 7/01/23

            3,120,000        Franklin County, Ohio, Health Care Facilities Revenue,      11/05 at 102        Aa2         3,140,030
                              Heinzerling Foundation, Series A, 6.200%, 11/01/20

            1,350,000        Franklin County, Ohio, Hospital Revenue, Mortgage,           7/01 at 103        N/R         1,444,986
                              Ohio Presbyterian Retirement Services,
                              8.750%, 7/01/21

              690,000        Franklin County, Ohio, Hospital Revenue Refunding,           8/00 at 102        N/R           715,861
                              Worthington Village, 7.000%, 8/01/16

                             Marion County, Ohio, Health Care Facility Revenue
                             Refunding and Improvement, United Church Homes
                             Project:
            1,250,000         6.375%, 11/15/10                                           11/03 at 102       BBB-         1,278,038
              750,000         6.300%, 11/15/15                                           11/03 at 102       BBB-           756,818

            2,220,000        Napoleon, Ohio, Health Care Facility Revenue,                9/04 at 102         Aa         2,368,296
                              Refunding Mortgage, Lutherans Orphans Project,
                              6.875%, 8/01/23

            4,775,000        Warren County, Ohio, Hospital Facilities Revenue,            7/01 at 102        Aa2         5,182,164
                              Refunding and Improvement, Otterbein Home
                              Project, 7.200%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
                             HOSPITALS --  17.7%

              500,000        Athens County, Ohio, Community Mental Health                 6/01 at 102         AA           532,055
                              Revenue, West Center Project, Series I,
                              6.900%, 6/01/10

            1,250,000        Butler County, Ohio, Hospital Facilities Revenue,            1/02 at 102       BBB-         1,335,175
                              Refunding and Improvement, Fort Hamilton, Hughes,
                              7.500%, 1/01/10

                             Cambridge, Ohio, Hospital Improvement Revenue,
                             Refunding, Guernsey Memorial Hospital:
              500,000         8.000%, 12/01/06                                           12/01 at 102        BBB           552,870
            1,000,000         8.000%, 12/01/11                                           12/01 at 102        BBB         1,101,380

____
11

                             PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP OHIO- CONTINUED

            PRINCIPAL                                                                    OPTIONAL CALL                    MARKET
            AMOUNT           DESCRIPTION                                                  PROVISIONS*     RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             HOSPITALS --  CONTINUED

                             Cuyahoga County, Ohio, Hospital Revenue,
                             Meridia Health System:
           $  250,000         6.250%, 8/15/14                                             8/05 at 102         A1        $   259,818
            5,750,000         7.250%, 8/15/19                                             8/00 at 102         A1          6,158,423
            5,500,000         6.250%, 8/15/24                                             8/05 at 102         A1          5,664,560

            1,500,000        Cuyahoga County, Ohio, Hospital Revenue Refunding            1/06 at 102        AAA          1,483,065
                              and Improvement, University Hospitals Health,
                              Series A, 5.625%, 1/15/26

            7,000,000        Cuyahoga County, Ohio, Hospital Revenue Refunding,          12/97 at 101 1/2    AA-          7,220,080
                              Cleveland Clinic Foundation, Series A,
                              8.000%, 12/01/15

            1,000,000        Cuyahoga County, Ohio, Hospital Revenue Refunding            2/07 at 102        AAA            999,910
                              and Improvement, Metrohealth System Project,
                              5.625%, 2/15/17

            2,000,000        Cuyahoga County, Ohio, Industrial Development                8/01 at 103        AAA          2,188,420
                              Revenue Refunding, University Health Care
                              Project, 7.300%, 8/01/11

            2,010,000        Erie County, Ohio, Hospital Improvement Revenue              1/02 at 102          A          2,164,328
                              Refunding, Firelands Community Hospital Project,
                              6.750%, 1/01/08

                             Franklin County, Ohio, Hospital Revenue Refunding
                             and Improvement, Childrens Hospital Project, Series A:
            1,575,000         5.750%, 11/01/15                                           11/06 at 101         Aa          1,589,049
            5,275,000         5.875%, 11/01/25                                           11/06 at 101         Aa          5,332,023

                             Franklin County, Ohio, Hospital Revenue Refunding,
                             Holy Cross Health System Corporation:
              965,000         5.800%, 6/01/16                                             6/06 at 102         AA            977,690
            2,000,000         5.875%, 6/01/21                                             6/06 at 102         AA          2,022,620

            1,500,000        Franklin County, Ohio, Hospital Revenue Refunding,           6/00 at 102        AAA          1,635,060
                              Holy Cross Health System, Series A, Mount
                              Carmel Health, 7.625%, 6/01/09

            3,000,000        Garfield Heights, Ohio, Hospital Revenue Refunding          11/02 at 102          A          3,200,190
                              and Improvement, Marymont Hospital Project,
                              Series B, 6.650%, 11/15/11

            3,500,000        Garfield Heights, Ohio, Hospital Revenue Refunding          11/02 at 102          A          3,738,280
                             and Improvement, Marymont Hospital Project,
                             Series A, 6.700%, 11/15/15

____
12

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

            PRINCIPAL                                                                    OPTIONAL CALL                    MARKET
            AMOUNT           DESCRIPTION                                                  PROVISIONS*     RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             HOSPITALS --  CONTINUED

           $3,000,000        Hamilton County, Ohio, Hospital Facilities Revenue             1/03 at 102         A1      $ 3,119,940
                              Refunding, Bethesda Hospital, Series A,
                              6.250%, 1/01/12

            1,720,000        Hamilton County, Ohio, Health System Revenue                   7/02 at 102       Baa1        1,793,444
                              Refunding, Providence Hospital, Franciscan,
                              6.875%, 7/01/15

            7,890,000        Lorain County, Ohio, Hospital Revenue Refunding,              11/05 at 102        AAA        7,558,778
                              EMH Regional Medical Center, 5.375%, 11/01/21

            2,250,000        Lorain County, Ohio, Hospital Revenue Refunding,               9/07 at 102        AAA        2,186,843
                              Catholic Healthcare Partners, Series B,
                              5.500%, 9/01/27

            1,500,000        Lorain County, Ohio, Hospital Improvement Revenue             11/02 at 102         A+        1,640,985
                              Refunding, Lakeland Community Hospital, Inc.,
                              6.500%, 11/15/12

            1,000,000        Lucas County, Ohio, Hospital Improvement Revenue,              8/00 at 102        AAA        1,071,950
                              St. Vincent Medical Center, Series A,
                              6.750%, 8/15/20

            3,000,000        Lucas County, Ohio, Hospital Improvement Revenue,              8/02 at 102        AAA        3,238,740
                              St. Vincent Medical Center, 6.500%, 8/15/12

            2,000,000        Mahoning County, Ohio, Hospital Facilities Revenue             6/98 at 100         A1        2,040,760
                              Refunding, St. Elizabeth Hospital Medical Center,
                              7.375%, 12/01/09

            5,105,000        Mahoning County, Ohio, Hospital Facilities Revenue            10/00 at 102        AAA        5,507,019
                              Refunding, YHA Inc. Project, Series A,
                              7.000%, 10/15/14

              500,000        Mansfield, Ohio, Hospital Improvement Revenue,                12/01 at 102        AAA          542,640
                              Mansfield General Hospital Project,
                              6.700%, 12/01/09

            2,000,000        Marion County, Ohio, Hospital Improvement Revenue              5/06 at 102       BBB+        2,048,720
                              Refunding, Community Hospital, 6.375%, 5/15/11

            1,250,000        Maumee, Ohio, Hospital Revenue Refunding,                     12/04 at 102        AAA        1,272,738
                              St. Lukes Hospital Project, 5.800%, 12/01/14

            4,405,000        Miami County, Ohio, Hospital Facilities Revenue,               5/06 at 102        BBB        4,469,049
                              Refunding and Improvement, Upper Valley
                              Medical Center, Series A, 6.250%, 5/15/16

            4,205,000        Miami County, Ohio, Hospital Facilities Revenue,               5/06 at 102        BBB        4,276,569
                              Refunding and Improvement, Upper Valley
                              Medical Center, Series C, 6.250%, 5/15/13

____
13

                     PORTFOLIO OF INVESTMENTS
                     NUVEEN FLAGSHIP OHIO - CONTINUED

     PRINCIPAL                                                                      OPTIONAL CALL                         MARKET
       AMOUNT        DESCRIPTION                                                    PROVISIONS*      RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------------
                     HOSPITALS - CONTINUED

                     Middleburg Heights, Ohio, Hospital Revenue
                     Refunding, Southwest General Health Center:
     $ 4,000,000       5.625%, 8/15/15                                              8/08 at 102        AAA           $ 4,044,280
       2,000,000       5.750%, 5/15/21                                              8/08 at 102        AAA             2,008,080

                     Montgomery County, Ohio, Hospital Revenue, Refunding
                     Facilities and Improvement, Kettering Medical Center:
       1,500,000       5.625%, 4/01/16                                              4/06 at 102        AAA             1,501,080
       7,000,000       6.250%, 4/01/20                                              No Opt. Call       AAA             7,691,880

       2,500,000     Montgomery County, Ohio, Hospital Revenue, Sisters             5/03 at 101        AAA            2 ,666,575
                     Charity Health Care, Series A, 6.250%, 5/15/08

       2,900,000     Mount Vernon, Ohio, Hospital Revenue Refunding,                6/02 at 100        N/R            2 ,975,835
                       Knox Community Hospital, 7.875%, 6/01/12

       1,725,000     Shelby County, Ohio, Hospital Facilities Revenue,              9/02 at 102        BBB            1 ,870,590
                       Refunding and Improvement, Memorial Hospital
                       Association, 7.700%, 9/01/18

       2,750,000     Trumbull County, Ohio, Hospital Revenue, Refunding            11/01 at 102        AAA             2,990,763
                       and Improvement, Series B, Trumbull Memorial
                       Hospital, 6.900%, 11/15/12

         750,000     Tuscarawas County, Ohio, Hospital Facilities Revenue,         10/03 at 102       Baa3               753,645
                       Union Hospital Project, Series A, 6.500%, 10/01/21

       1,500,000     Washington County, Ohio, Hospital Revenue, Marietta            9/02 at 102       Baa1             1,605,000
                       Area Health Care Inc. Project, 7.375%, 9/01/12
---------------------------------------------------------------------------------------------------------------------------------
                     HOUSING/MULTI FAMILY - 1.2%

       2,500,000     Fairlawn, Ohio, Health Care Facilities Revenue,               10/99 at 102        N/R              2,668,17
                       Village At St. Edward Project, 8.750%, 10/01/19

                     Ohio Capital, Corporation For Housing, Multifamily
                     Revenue Refunding Housing, Series A:
       1,000,000       7.500%, 11/01/11                                            11/97 at 105        AAA            1 ,055,110
       4,250,000       7.600%, 11/01/23                                            11/97 at 105        AAA             4,485,025
--------------------------------------------------------------------------------------------------------------------------------
                     HOUSING/SINGLE FAMILY - 3.4%

       1,990,000     Ohio Housing Finance Agency Mortgage Revenue,                  9/04 at 102        AAA             2,032,069
                       Residential, Series 1994 A-1, 6.100%, 9/01/14

       5,255,000     Ohio Housing Finance Agency Mortgage Revenue,                  9/04 at 102        AAA            5 ,457,002
                       Residential, Series 1994 B-1, 6.375%, 9/01/14

      13,000,000     Ohio Housing Finance Agency Mortgage Revenue,                  9/07 at 102        AAA            13,098,670
                       Residential, Series 1997 A-1, 6.150%, 3/01/29

____
14

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                                    OPTIONAL CALL                           MARKET
      AMOUNT         DESCRIPTION                                                   PROVISIONS*     RATINGS**               VALUE
--------------------------------------------------------------------------------------------------------------------------------
                     HOUSING/SINGLE FAMILY - CONTINUED

      $  700,000     Ohio Housing Finance Agency, Single Family                     3/00 at 102        AAA          $    735,602
                       Mortgage Revenue, Series B, 7.400%, 9/01/15

                     Ohio Housing Finance Agency, Single Family
                     Mortgage Revenue, Series D:
         685,000       7.500%, 9/01/13                                              9/00 at 102        AAA               720,353
         315,000       7.050%, 9/01/16                                              9/01 at 102        AAA               332,476
--------------------------------------------------------------------------------------------------------------------------------
                     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL - 8.1%

       2,125,000     Ashtabula County, Ohio, Industrial Development                 5/02 at 102       Baa1             2,248,484
                       Revenue Refunding, Ashland Oil Inc. Project,
                       Series A, 6.900%, 5/01/10

       1,750,000     Ohio State Air Quality Development Authority                  12/02 at 102        AAA              1,86,318
                       Revenue, Series A, Columbus Southern Power
                       Company Project, 6.375%, 12/01/20

       7,000,000     Ohio State Air Quality Development Authority,                  6/03 at 102       Baa2             7,085,540
                       Revenue Series B, Columbus Southern Power
                       Company Project, 6.250%, 12/01/20

         750,000     Ohio State Air Quality Development Authority,                  7/99 at 102       Baa3               789,593
                       Revenue Refunding, Pollution Control, Ohio
                       Edison, Series B, 7.625%, 7/01/23

       5,900,000     Ohio State Air Quality Development Authority,                  8/99 at 102       Baa1             6,184,380

                       Revenue Refunding, Ohio Power Company Project,
                       Series B, 7.400%, 8/01/09

       2,000,000     Ohio State Air Quality Development Authority,                  6/02 at 103        AAA             2,286,980
                       Revenue Refunding, Pollution Control, Cleveland
                       Company Project, 8.000%, 12/01/13

       2,000,000     Ohio State Air Quality Development Authority,                  3/00 at 102        AAA             2,164,360
                       Revenue Refunding, Pollution Control, Ohio
                       Edison, Series A, 7.450%, 3/01/16

       1,000,000     Ohio State Air Quality Development Authority, Revenue          4/01 at 102       Baa1             1,043,970
                       Refunding, Ashland Oil Inc. Project, 6.850%, 4/01/10

      15,000,000     Ohio State Air Quality Development Authority, Revenue          9/05 at 102         A+             15,44,150
                       Refunding, Dayton Power and Light Company
                       Project, 6.100%, 9/01/30

       1,500,000     Ohio State Water Development Authority Revenue,                3/02 at 102        N/R             1,608,660
                       American Waste System Inc. Project,
                       7.750%, 9/01/07

____
15

                     PORTFOLIO OF INVESTMENTS
                     NUVEEN FLAGSHIP OHIO - CONTINUED

     PRINCIPAL                                                                      OPTIONAL CALL                      MARKET
      AMOUNT         DESCRIPTION                                                     PROVISIONS*      RATINGS**         VALUE
--------------------------------------------------------------------------------------------------------------------------------
                     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL - CONTINUED

     $ 1,000,000     Ohio State Water Development Authority, Revenue                1/04 at 102        AAA             $ 966,590
                       Refunding, Collateralized Water, Cincinnati Gas,
                       Series A, 5.450%, 1/01/24

       1,750,000     Ohio State Water Development Authority, Revenue                8/02 at 102        AA-             1,835,590
                       Refunding, Water Development, Dayton Power,
                       Series A, 6.400%, 8/15/27

       7,050,000     Ohio State Water Development Authority, Pollution              7/99 at 102       Baa3             7,392,348
                       Control Facilities Revenue Refunding Pollution
                       Control, Ohio Edison, Series A, 7.625%, 7/01/23

       1,000,000     Summit County, Ohio, Industrial Development Revenue,          11/99 at 100         A1             1,029,570
                       Century Products Inc. Project, 7.750%, 11/01/05

       1,650,000     Toledo Lucas County, Ohio, Port Authority, Revenue             3/02 at 102        AA-             1,832,358
                       Refunding Facilities, Cargill Inc. Project,
                       7.250%, 3/01/22
--------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL APPROPRIATION OBLIGATIONS - 1.4%

       6,000,000     Cleveland, Ohio, Certificates of Participation,               11/07 at 102        AAA             5,657,040
                       Cleveland Stadium Project, 5.250%, 11/15/27 (WI)

       1,500,000     Ohio State Building Authority, State Facilities,               9/04 at 102        AAA             1,650,555
                       Juvenile Correctional Projects, Series A,
                       6.600%, 10/01/14

       1,100,000     Ohio State Department Transportation, Certificates of          4/02 at 102        AAA             1,191,058
                       Participation, Panhandle Rail Line Project,
                       Series A, 6.500%, 4/15/12

       1,000,000     Ohio State Special Obligation, Elementary and                  No Opt. Call       AA-             1,048,750
                       Secondary Education Capital Facilities, Series A,
                       5.625%, 12/01/06
--------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/OTHER - 0.2%

       1,000,000     Franklin County, Ohio, Revenue, OCLC Online                    7/01 at 100        N/R             1,060,190
                       Computer Library Center Inc., 7.200%, 7/15/06
--------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/TRANSPORTATION - 0.6%

      11,000,000     Ohio State Turnpike Commission, Turnpike Revenue,              2/06 at 102        AAA            10,819,600
                       Series A, 5.500%, 2/15/26
--------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/UTILITY - 4.9%

                     Cleveland, Ohio, Public Power System Revenue, First
                       Mortgage, Series A:
       2,250,000       0.000%, 11/15/12                                            No Opt. Call        AAA               969,660
       1,535,000       0.000%, 11/15/13                                            No Opt. Call        AAA               621,475

____
16

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                                     OPTIONAL CALL                          MARKET
       AMOUNT        DESCRIPTION                                                    PROVISIONS*      RATINGS**             Value
--------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/UTILITY - CONTINUED
                     MUNICIPAL REVENUE/UTILITY - CONTINUED

      $10,685,00     Cleveland, Ohio, Public Power System, Revenue                 11/01 at 102        AAA           $11,729,993
                       Refunding and Improvement, First Mortgage, Series B,
                       7.000%, 11/15/17

       1,900,000     Cleveland, Ohio, Public Power System, Revenue                 11/01 at 102        AAA             2,085,820
                       Improvement, First Mortgage, Series A,
                       7.000%, 11/15/17

       3,400,000     Cleveland, Ohio, Public Power System, Revenue                 11/06 at 102        AAA             3,135,684
                        Refunding, First Mortgage, Series 1996-1,
                        5.000%, 11/15/24

       1,000,000     Hamilton, Ohio, Gas System Revenue, Series A,                 10/03 at 102        AAA               922,770
                       5.000%, 10/15/18

      13,520,000     Ohio Municipal Electric Generation Agency, Joint               2/03 at 102        AAA            12,892,942
                        Venture 5, Certificates of Beneficial Interest,
                        5.375%, 2/15/24

       1,545,000     Puerto Rico Electric Power Authority, Formerly Puerto          No Opt. Call       BBB+              502,480
                       Rico Commonwealth, Water Resource Authority
                       Power, Series O, 0.000%, 7/01/17
--------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/WATER AND SEWER - 6.8%

                     Bellefontaine, Ohio, Sewer System Revenue, First
                     Mortgage, Refunding and improvement
       1,000,000       6.800%, 12/01/07                                         12/02 at 101          Baa1             1,061,830
       1,000,000       6.900%, 12/01/11                                         12/02 at 101          Baa1             1,061,640

       3,000,000     Butler County, Ohio, Sewer System Revenue,                    12/06 at 101        AAA             2,882,160
                       5.250%, 12/01/21

       2,000,000     Clermont County, Ohio, Sewer System Revenue                   12/03 at 102        AAA             1,887,700
                       Refunding, 5.200%, 12/01/21
      11,000,000     Cleveland, Ohio, Waterworks Revenue Refunding,                 No Opt. Call       AAA            11,050,160
                       First Mortgage, Series G, 5.500%, 1/01/21

                     Cleveland, Ohio, Waterworks Revenue, Refunding and
                     Improvement, First Mortgage, Series H:
       2,320,000       5.750%, 1/01/21                                              1/06 at 102        AAA             2,340,926
       5,850,000       5.750%, 1/01/26 (DD)                                         1/06 at 102        AAA             5,879,601

         990,000     Cleveland, Ohio, Waterworks Revenue, First Mortgage,           1/02 at 102        AAA             1,070,378
                       Series F,1992-B, 6.500%, 1/01/11

       1,600,000     Greene County, Ohio, Water System Revenue,                    12/07 at 102        AAA             1,688,816
                       Series A, 6.125%, 12/01/21

       2,200,000     Greenville, Ohio, Wastewater System Revenue, First            12/02 at 102        AAA             2,347,994
                       Mortgage, 6.350%, 12/01/17

____
17

                           PORTFOLIO OF INVESTMENTS
                       NUVEEN FLAGSHIP OHIO - CONTINUED

     PRINCIPAL                                                                  OPTIONAL CALL                       MARKET
        AMOUNT      DESCRIPTION                                                   PROVISIONS*      RATINGS**        VALUE
--------------------------------------------------------------------------------------------------------------------------------
                    MUNICIPAL REVENUE/WATER AND SEWER - CONTINUED
      $1,000,000    Hamilton, Ohio, Waterworks Revenue, Mortgage,                 10/01 at 102           AAA         $ 1,078,440
                      Series A, 6.400%, 10/15/10

       1,175,000    Hubbard, Ohio, Sewer System Mortgage Revenue,                  5/98 at 102           N/R           1,237,569
                      8.800%, 11/15/17

         795,000    Huber Heights, Ohio, Water System Revenue,                    No Opt. Call           AAA             225,923
                      0.000%, 12/01/19

                    Mahoning Valley, Ohio, Sanitation District:
       1,000,000      7.800%, 12/15/11                                            12/01 at 102           N/R           1,089,430
       1,375,000      7.900%, 12/15/14                                            12/01 at 102           N/R           1,497,059
       1,000,000      7.900%, 12/15/15                                            12/01 at 102           N/R           1,089,190

       1,000,000    Montgomery County, Ohio, Water Revenue, Greater               11/02 at 102           AAA           1,059,450
                      Moraine, Beavercreek, 6.250%, 11/15/17

       1,000,000    Mount Gilead, Ohio, Water System Revenue, First               12/02 at 102           N/R           1,071,680
                      Mortgage, 7.200%, 12/01/17

       1,000,000    Ohio State Water Development Authority, Revenue,               6/05 at 102           AAA           1,021,580
                      Fresh Water Series, 5.900%, 12/01/21

         500,000    Orrville, Ohio, Water System Revenue, Improvement,            12/04 at 102           AAA             524,210
                      6.125%, 12/01/18

       1,000,000    Ottawa County, Ohio, Special Assessment, Mortgage,             9/01 at 102           AAA           1,094,500
                      Catawba Isle, 7.000%, 9/01/11

         750,000    Toledo, Ohio, Sewer System Revenue, Mortgage,                 11/04 at 102           AAA             803,070
                      6.350%, 11/15/17

         500,000    Toledo, Ohio, Waterworks Revenue Refunding                    11/04 at 102           AAA             536,750
                      Mortgage, 6.450%, 11/15/24

         750,000    Warren County, Ohio, Waterworks Revenue,                      12/02 at 102           AAA             821,010
                      6.600%, 12/01/16

       1,000,000    Washington, Ohio, Water System Revenue, Mortgage,             12/03 at 101           AAA             963,370
                      5.375%, 12/01/19
--------------------------------------------------------------------------------------------------------------------------------
                    NON-STATE GENERAL OBLIGATIONS - 19.1%

                    Adams County, Ohio Valley Local School District,
                    Improvement:

       6,000,000      7.000%, 12/01/15                                            No Opt. Call           AAA           7,071,540
       9,500,000      5.250%, 12/01/21                                            12/05 at 102           AAA           9,102,330
       3,955,000    Akron, Ohio, Variable Purpose Improvement,                    12/04 at 102           AAA           4,376,524
                      6.750%, 12/01/14

____
18

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                                  OPTIONAL CALL                             MARKET
        AMOUNT      DESCRIPTION                                                   PROVISIONS*      RATINGS**               VALUE
--------------------------------------------------------------------------------------------------------------------------------
                    NON-STATE GENERAL OBLIGATIONS - CONTINUED
      $3,000,000    Akron, Ohio, Variable Purpose Improvement, Series 2,          12/07 at 100        AA-            $ 2,952,420
                      5.375%, 12/01/17

                    Anthony Wayne, Ohio, Local School District:
         600,000      0.000%, 12/01/13                                            No Opt. Call        AAA                242,328
       2,850,000      5.750%, 12/01/24                                            12/05 at 101        AAA              2,871,774

       1,000,000    Archbold, Ohio, Area Local School District,                   12/06 at 102        AAA              1,040,900
                      6.000%, 12/01/21

       1,000,000    Aurora, Ohio, City School District, Improvement and           12/05 at 102        AAA              1,018,500
                      Refunding, 5.800%, 12/01/16

       2,905,000    Batavia, Ohio, Local School District, 6.300%, 12/01/22        12/05 at 102        AAA              3,089,729

       1,000,000    Beavercreek, Ohio, Local School District,                     No Opt. Call        AAA              1,139,940
                      6.600%, 12/01/15

       2,500,000    Buckeye Valley, Ohio, Local School District Delaware          No Opt. Call        AAA              2,892,275
                      County, Series A, 6.850%, 12/01/15

       1,570,000    Centerville, Ohio, Recreational Facilities,                   12/04 at 102         A1              1,590,002
                      5.800%, 12/01/20

                    Chesapeake, Union Exempt Village School District Ohio:
         125,000      8.500%, 12/01/04                                            No Opt. Call        N/R                147,969
         125,000      8.500%, 12/01/05                                            No Opt. Call        N/R                149,726
         125,000      8.500%, 12/01/06                                            No Opt. Call        N/R                151,228
         125,000      8.500%, 12/01/07                                            No Opt. Call        N/R                152,375
         125,000      8.500%, 12/01/08                                            No Opt. Call        N/R                153,163
         130,000      8.500%, 12/01/09                                            No Opt. Call        N/R                160,120

         500,000    Cleveland, Ohio, Series A, 6.375%, 7/01/12                     7/02 at 102        AAA                540,050

       4,745,000    Cleveland, Ohio, 6.625%, 11/15/14                             11/04 at 102        AAA              5,234,067

       2,000,000    Cleveland, Ohio, City School District,,                       12/02 at 102        AAA              2,053,000
                      Library Improvement, Series A, 5.875%, 12/01/11

       2,050,000    Columbus, Ohio, Series 1, 5.250%, 9/15/18                      9/03 at 102        AAA              2,009,923

       1,500,000    Columbus, Ohio, Refunding, Series B, 6.500%, 1/01/10           1/02 at 102        AAA              1,635,375

                    Columbus, Ohio, Sewer System Improvement:
         590,000      9.375%, 4/15/06                                             No Opt. Call        AAA                776,375
         500,000      9.375%, 4/15/07                                             No Opt. Call        AAA                669,495

       1,000,000    Cuyahoga County, Ohio, Jail Facilities,                       No Opt.Call          AA                988,590
                      5.250%, 10/01/13

       1,345,000    Cuyahoga County, Ohio, 5.650%, 5/15/18                        No Opt. Call         AA              1,367,354

         200,000    Dayton, Ohio, 10.500%, 10/01/99                               No Opt. Call         A+                226,638

____
19

                    PORTFOLIO OF INVESTMENTS
                    NUVEEN FLAGSHIP OHIO - CONTINUED

    PRINCIPAL                                                                   OPTIONAL CALL                          MARKET
       AMOUNT       DESCRIPTION                                                   PROVISIONS*      RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------
                    NON-STATE GENERAL OBLIGATIONS - CONTINUED
    $ 750,000      Defiance, Ohio, 6.200%, 12/01/20                              12/04 at 102           AAA      $   791,010

                    Delaware, Ohio, City School District:
     1,000,000        0.000%, 12/01/10                                            No Opt. Call           AAA          485,730
     1,000,000        0.000%, 12/01/11                                            No Opt. Call           AAA          457,190

                    Dublin, Ohio, City School District:
     2,655,000        0.000%, 12/01/10                                            No Opt. Call           AAA        1,289,613
     2,640,000        0.000%, 12/01/11                                            No Opt. Call           AAA        1,206,982

       250,000      East Holmes, Ohio, Local School District,                     12/98 at 102           AAA          267,065
                      School Improvement, 7.700%, 12/01/08

       850,000      Eastern Local School District, Ohio, Brown and                No Opt. Call           AAA          934,635
                      Highland Counties, 6.250%, 12/01/13

     1,110,000      Fairborn, Ohio, Limited Tax, Utility, 7.000%, 10/01/11        10/02 at 102           AAA        1,227,882

     4,040,000      Franklin County, Ohio, 5.375%, 12/01/20                       12/08 at 102           AAA        3,981,703

     1,575,000      Garaway, Ohio, Local School District,                         12/00 at 102           AAA        1,725,696
                      7.200%, 12/01/14

     1,000,000      Garfield Heights, Ohio,Refunding and Improvement,             11/06 at 102           AAA        1,002,040
                      5.600%, 11/01/16

                    Geauga County, Ohio, Bainbridge Water Project:
       620,000        6.850%, 12/01/10                                            No Opt. Call            Aa          708,679
     1,000,000        5.625%, 12/01/15                                            12/05 at 102            Aa        1,009,470

     1,000,000      Grandview Heights, Ohio, City School District,                12/05 at 101            AA        1,023,510
                      Construction and Improvement Bonds,
                      6.100%, 12/01/19

     1,000,000      Highland, Ohio, Local School District,                        12/07 at 102           AAA        1,023,130
                      5.875%, 12/01/19

     1,000,000      Huron County, Ohio, Correctional Facility, Issue I,           12/07 at 102           AAA        1,027,240
                      5.850%, 12/01/16

     1,200,000      Indian Lake, Ohio, Local School District, Construction        12/06 at 101           AAA        1,171,836
                      and Improvement, 5.375%, 12/01/23

     1,000,000      Indian Valley, Ohio, Local School District,                   12/05 at 102          AAA         1,009,020
                      5.750%, 12/01/19

     1,200,000      Jefferson County, Ohio, Human Services Building               12/01 at 102          AAA         1,307,376
                      Construction, 6.625%, 12/01/14

     1,885,000      Kent, Ohio, Sewer System Improvement,                         12/02 at 102           Aa         2,001,738
                      6.500%, 12/01/10

     1,070,000      Kettering, Ohio, 6.650%, 12/01/12                             12/01 at 102           Aa         1,164,096

____
20

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                                  OPTIONAL CALL                          MARKET
        AMOUNT      DESCRIPTION                                                   PROVISIONS*      RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------
                    NON-STATE GENERAL OBLIGATIONS - CONTINUED
     $1,000,000     Kettering, Ohio, City School District, School                12/05 at 101            AAA      $   957,350
                      Improvement, 5.250%, 12/01/22

         500,000    Kings, Ohio, Local School District, 5.500%, 12/01/21         12/05 at 100            AAA          492,395

         500,000    Kirtland, Ohio, Local School District, 7.500%, 12/01/09      12/99 at 102            N/R          539,625

       1,000,000    Lakeview, Ohio, Local School District,                       12/04 at 102            AAA        1,115,790
                      6.900%, 12/01/14

       1,440,000    Lakewood, Ohio, Series B, 5.750%, 12/01/15                   12/05 at 102             Aa        1,473,624

       1,000,000    Lakota, Ohio, Local School District, 6.125%, 12/01/17        12/05 at 100            AAA        1,045,790

                    Logan County, Ohio:
         155,000      7.750%, 12/01/02                                           No Opt. Call              A          177,125
         155,000      7.750%, 12/01/03                                           No Opt. Call              A          179,422
         155,000      7.750%, 12/01/04                                           No Opt. Call              A          181,999
         155,000      7.750%, 12/01/05                                           No Opt. Call              A          184,326
         155,000      7.750%, 12/01/06                                           No Opt. Call              A          186,370

                    Logan Hocking, Ohio, Local School District
                    Series A:
         935,000      0.000%, 12/01/07                                           No Opt. Call            AAA          548,686
         590,000      0.000%, 12/01/10                                           No Opt. Call            AAA          286,581

       1,000,000    Lucas County, Ohio, 6.650%, 12/01/12                         12/02 at 102              A        1,039,720

       1,000,000    Lucas County, Ohio, Improvement, 5.400%, 12/01/15            12/05 at 102            AAA          995,950

       1,000,000    Mahoning County, Ohio, Improvement,                          12/99 at 102            AAA        1,080,760
                      7.200%, 12/01/09

                    Marysville, Ohio, Exempt Village School District,
                    Improvement:
         735,000      0.000%, 12/01/10                                           No Opt. Call            AAA          357,012
         865,000      0.000%, 12/01/16                                           No Opt. Call            AAA          293,477

       1,000,000    North Olmstead, Ohio, 6.250%, 12/15/12                       12/02 at 102            AAA        1,065,110

                    North Royalton, Ohio, City School District:
       2,200,000      6.000%, 12/01/14                                           12/09 at 102            AAA       2,328,150
       2,400,000      6.100%, 12/01/19                                           12/09 at 102            AAA       2,541,384

         500,000    Olmsted Falls, Ohio, Local School District,                  12/01 at 102            AAA         550,555
                      7.050%, 12/15/11

       1,750,000    Pickerington, Ohio, Local School District, Pickerington      12/01 at 102              A       1,858,938
                      Public Library Project, 6.750%, 12/01/16

____
21

                 PORTFOLIO OF INVESTMENTS
                 NUVEEN FLAGSHIP OHIO - CONTINUED

     PRINCIPAL                                                                  OPTIONAL CALL                     MARKET
     AMOUNT      DESCRIPTION                                                     PROVISIONS*    RATINGS**          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 NON-STATE GENERAL OBLIGATIONS - CONTINUED

                 Pickerington, Ohio, Local School District, Refunding:
     $  885,000    0.000%, 12/01/08                                           No Opt. Call        AAA         $  488,139
        940,000    0.000%, 12/01/09                                           No Opt. Call        AAA            486,375
        650,000    0.000%, 12/01/10                                           No Opt. Call        AAA            315,725
        500,000    0.000%, 12/01/11                                           No Opt. Call        AAA            228,595
        500,000    0.000%, 12/01/13                                           No Opt. Call        AAA            201,940

      1,000,000  Revere, Ohio, Local School District, 6.000%, 12/01/16        12/03 at 102        AAA          1,037,370

      3,165,000  Reynoldsburg, Ohio, City School District,                    12/02 at 102        AAA          3,457,098
                   6.550%, 12/01/17

      1,200,000  Ridgemont, Ohio, Local School District,                       12/02 at 12        N/R          1,308,876
                   7.250%, 12/01/14

        500,000  Sandusky County, Ohio, 6.200%, 12/01/13                      12/04 at 102        AAA            531,145

      1,200,000  Solon, Ohio, School District, Refunding,                     No Opt. Call        AAA            704,196
                   0.000%, 12/01/07

      2,340,000  Stow, Ohio, Safety Center Construction Refunding,            12/05 at 102         A1          2,411,932
                   6.200%, 12/01/20

      2,870,000  Strongville, Ohio, 5.950%, 12/01/21                          12/06 at 102         Aa          2,938,450

      1,100,000  Summit County, Ohio, 5.250%, 12/01/15                        12/06 at 102        AAA          1,076,438

      1,000,000  Sylvania, Ohio, City School District, 6.600%, 6/01/16         6/02 at 102        AAA          1,088,690

        540,000  Trumbull County, Ohio, 6.200%, 12/01/14                      12/04 at 102        AAA            571,579

                 Trumbull County, Ohio, Correctional Facilities:
      1,070,000    7.000%, 12/01/04                                           No Opt. Call        AAA          1,216,494
      1,300,000    0.000%, 12/01/10                                           No Opt. Call        AAA            631,449

      1,320,000  Twinsburg, Ohio, City School District, Certificates          12/01 at 102        AAA          1,442,087
                   Eligible, 6.700%, 12/01/11

                 Upper Arlington, Ohio, City School District:
      1,830,000    0.000%, 12/01/11                                           No Opt. Call        AAA            836,658
      1,870,000    0.000%, 12/01/12                                           No Opt. Call        AAA            803,950
      1,000,000    5.125%, 12/01/19                                           12/06 at 101        AAA            950,070

      1,910,000  Vandalia, Ohio, Various Purpose Improvement,                 12/06 at 101         Aa          1,944,743
                   5.850%, 12/01/21

        750,000  West Geauga, Ohio, Local School District,                    11/04 at 102        AAA            780,045
                   5.950%, 11/01/12

        800,000  Westerville, Ohio, City School District, Library             12/05 at 102        AAA            805,744
                   Improvement, 5.600%, 12/01/18

____
22

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                                  OPTIONAL CALL                     MARKET
     AMOUNT      DESCRIPTION                                                     PROVISIONS*    RATINGS**          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 NON-STATE GENERAL OBLIGATIONS - CONTINUED

     $1,000,000  Woodridge, Ohio, Local School District,                    12/04 at 102        AAA            $1,036,250
                   6.000%, 12/01/19

      1,425,000  Wooster, Ohio, City School District, 6.500%, 12/01/17      12/02 at 102        AAA             1,553,122

        300,000  Youngstown, Ohio, 6.125%, 12/01/14                         12/04 at 102        AAA               315,660
-----------------------------------------------------------------------------------------------------------------------------------
                 PRE-REFUNDED - 19.9%***

      2,000,000  Athens, Ohio, Sewer System Revenue,                        12/09 at 100          A             2,161,180
                   7.300%, 12/01/14

      3,000,000  Barberton, Ohio, Hospital Facilities Revenue,               1/02 at 102          A             3,358,650
                   Barberton Citizens Hospital Company Project,
                   7.250%, 1/01/12

      2,940,000  Bedford, Ohio, Hospital Improvement Revenue                 5/00 at 102        N/R             3,275,072
                   Refunding, Community Hospital Bedford Inc.,
                   8.500%, 5/15/09

      1,000,000  Canal Winchester, Ohio, Local School District,             12/01 at 102        AAA             1,124,990
                   7.100%, 12/01/13

      1,400,000  Canton, Ohio, Variable Purpose, 7.875%, 12/01/08           12/98 at 103        N/R             1,513,694

      3,085,000  Carroll County, Ohio, Hospital Improvement Revenue,        12/01 at 102        AAA             3,453,534
                   Timken Mercy Medical Center, 7.125%, 12/01/18

      4,745,000  Clermont County, Ohio, Hospital Facilities Revenue,           9/99 at 102        AAA             5,182,218
                   Refunding, Mercy Health System,
                   Series A, 7.500%, 9/01/19

                 Clermont County, Ohio, Sewer System Revenue:
      1,000,000    7.250%, 12/01/11                                         12/00 at 102        AAA             1,107,550
      2,000,000    7.375%, 12/01/20                                         12/00 at 102        AAA             2,223,140
      3,700,000    7.100%, 12/01/21                                         12/01 at 102        AAA             4,143,112

      1,000,000  Clermont County, Ohio, Waterworks Revenue,                 12/97 at 102        AAA             1,041,960
                   Refunding and Funding, Series 1987,
                   8.200%, 12/01/12

      1,000,000  Clermont County, Ohio Waterworks Revenue,                  12/01 at 102        AAA             1,100,600
                   6.625%, 12/01/13

                 Cleveland, Ohio:
      1,010,000    7.500%, 8/01/08                                           2/03 at 100        AAA             1,148,956
      1,010,000    7.500%, 8/01/09                                           2/03 at 100        AAA             1,148,956

        790,000  Cleveland, Ohio, City School District, 8.250%, 12/01/08    12/01 at 102        Aaa               920,002

      1,000,000  Cleveland, Ohio, Public Power System Revenue,               8/97 at 102        AAA             1,027,610
                          Improvement First Mortgage, 8.375%, 8/01/17

____
23

                 PORTFOLIO OF INVESTMENTS
                 NUVEEN FLAGSHIP OHIO - CONTINUED

     PRINCIPAL                                                                  OPTIONAL CALL                     MARKET
     AMOUNT      DESCRIPTION                                                     PROVISIONS*    RATINGS**          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 PRE-REFUNDED - CONTINUED

     $   10,000  Cleveland, Ohio, Waterworks Revenue, First Mortgage,        1/02 at 102          AAA         $   10,933
                   Series F, 1992-B, 6.500%, 1/01/11

      1,000,000  Coldwater, Ohio, Exempt Village School District,           12/99 at 102          AAA          1,085,010
                   7.000%, 12/01/13

      1,250,000  Cuyahoga County, Ohio, Hospital Revenue, Deaconess         10/00 at 103          N/R          1,392,163
                   Hospital, Series B, 7.450%, 10/01/18

      1,000,000  Cuyahoga County, Ohio, Hospital Revenue,                    1/99 at 102          AAA          1,059,490
                   Improvement and Refunding, University Hospitals
                   Health System, Series A, 6.875, 1/15/19

      4,000,000  Cuyahoga County, Ohio, Hospital Revenue, Fairview           8/99 at 102          Aaa          4,325,240
                   General Hospital, 7.375%, 8/01/19

      5,270,000  Cuyahoga County, Ohio, Improvement Revenue,                 6/99 at 102          N/R          5,708,728
                   District System, Medical Center Company Project,
                          7.800%, 6/01/09

      1,000,000  Delphos, Ohio, Sewer System Mortgage Revenue,               9/00 at 102          AAA          1,100,680
                   7.250%, 9/01/20

      2,600,000  Erie County, Ohio, Franciscan Services Corporation          1/99 at 102          N/R          2,777,788
                   Revenue, Providence Hospital Inc., Series A,
                   7.625%, 1/01/19

      1,500,000  Findlay, Ohio, Sewer System, 7.200%, 8/01/11                8/99 at 102          AA-          1,616,580

      1,850,000  Franklin County, Ohio, Hospital Revenue, Refunding          5/00 at 102          AAA          2,023,734
                   and Improvement, Riverside United Hospital,
                   7.250%, 5/15/20

      1,000,000  Franklin County, Ohio, Hospital Revenue, Refunding          5/00 at 102          AAA          1,103,500
                   and Improvement, Riverside United, Series B,
                   7.600%, 5/15/20

        250,000  Fremont, Ohio, Sewer System Mortgage Revenue,              12/97 at 102           A-            260,293
                   8.100%, 12/01/07

      1,000,000  Gahanna, Jefferson City School District Ohio,              12/00 at 102          N/R          1,101,480
                   Series A, School Building Construction,
                   7.125%, 12/01/14

        250,000  Grandview Heights, Ohio, Mortgage Revenue, Library         12/97 at 102          N/R            260,500
                   Building, 8.250%, 12/01/07

      6,750,000  Hamilton, Ohio, Electric System Mortgage Revenue,          10/98 at 102          AAA          7,227,428
                   Mortgage, Series B, 8.000%, 10/15/22

____
24

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                         OPTIONAL CALL                          MARKET
     AMOUNT      DESCRIPTION                                             PROVISIONS*        RATINGS**          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 PRE-REFUNDED - CONTINUED

     $1,495,000  Hamilton County, Ohio, Mortgage Revenue, FHA        8/00 at 101 1/4            AA-         $  1,655,354
                   Insured, Judson Care Center, Series A,
                   7.800%, 8/01/19

      2,325,000  Hancock County, Ohio, Hospital Revenue,              11/98 at 103             A+              2,504,165
                   Blanchard Valley Hospital, 7.625%, 11/15/14

        720,000  Huber Heights, Ohio,  9.250%, 12/01/08               12/97 at 102            N/R                753,754

      1,000,000  Hudson, Ohio, Local School District, Series A,       12/00 at 102             A1              1,102,520
                   7.100%, 12/15/13

      1,000,000  Hudson, Ohio, Local School District, Series A,       12/00 at 102             A1              1,104,250
                   School Facilities Improvement, 7.100%, 12/15/14

      1,575,000  Lorain, Ohio, Sewer System Mortgage Revenue,          4/98 at 102            N/R              1,668,524
                   Refunding, 8.750%, 4/01/11

      1,500,000  Lucas County, Ohio, Hospital Revenue, Flower         12/01 at 102           BBB+              1,732,770
                   Memorial Hospital, Series A, 8.125%, 12/01/11

      1,150,000  Marion County, Ohio, Health Care Facility            12/99 at 103            N/R              1,300,110
                   Revenue Refunding, United Church Homes Inc.,
                   8.875%, 12/01/12

      1,000,000  Marysville, Ohio, Exempt Village School District,    12/00 at 102            AAA              1,105,950
                   7.200%, 12/01/10

      1,250,000  Marysville, Ohio, Water System Mortgage Revenue,     12/01 at 101            AAA              1,386,963
                   7.050%, 12/01/21

      1,850,000  Massillon, Ohio, City School District,               12/00 at 102            AAA              2,046,008
                   7.200%, 12/01/11

      1,000,000  Mentor, Ohio, Exempt Village School District,        12/02 at 100            AAA              1,091,420
                   7.400%, 12/01/11

      3,000,000  Middleburg Heights, Ohio, Hospital Revenue,           8/01 at 102            AAA              3,348,900
                   Improvement, Southwest General Hospital,
                   7.200%, 8/15/19

                 Ohio Housing Finance Agency, Single Family
                 Mortgage Revenue, Mandatory Redemption:
      6,460,000    0.000%, 1/15/15                                      1/11 at 67  13/32     AAA              2,070,558
      5,700,000    0.000%, 1/15/15                                      7/11 at 70  15/32     AAA              1,869,314

         20,000  Ohio State Building Authority, Frank J. Lausch        4/03 at 100           AAA                 24,163
                   State Office Building, Series A, Cleveland,
                   10.125%, 10/01/06

      3,250,000  Ohio State Building Authority, Correctional           8/99 at 102            Aaa              3,514,712
                   Facilities, Series A, 7.350%, 8/01/06

____
25

PORTFOLIO OF INVESTMENTS
NUVEEN FLAGSHIP OHIO - CONTINUED

             PRINCIPAL                                                              OPTIONAL CALL                            MARKET
                AMOUNT        DESCRIPTION                                            PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                              PRE-REFUNDED - CONTINUED
            $2,660,000        Ohio State Higher Educational Facility,              10/97 at 102            AA-         $  2,743,870
                                Commission Revenue, Case Western
                                Reserve Project, Series A, 7.700%, 10/01/18

             1,000,000        Ohio State Higher Educational Facility,               5/00 at 100            AAA            1,078,590
                                Commission Revenue, Ohio Northern
                                University Project, 7.300%, 5/15/10

               250,000        Ohio State Higher Educational Facility,              12/97 at 102            N/R              260,780
                                Commission Revenue, Mortgage,
                                Ohio Dominican College Project, 8.500%, 12/01/07

             1,400,000        Ohio State Higher Educational Facility,              10/97 at 102            Aaa            1,453,200
                                Commission Revenue, Mortgage, John Carroll
                                University Project, 9.250%, 10/01/07

             1,000,000        Ohio State Higher Educational Facility,              11/97 at 102            AAA            1,037,600
                                Commission Revenue, Ohio Wesleyan
                                University Project, 7.650%, 11/15/07

                25,000        Ohio State Mortgage Revenue, Odd Fellows Home,        8/97 at 103            AAA               25,927
                                Ohio Nurse Project, Series A, 8.150%, 8/01/02

             1,900,000        Ohio State Public Facilities Commission,              5/99 at 102            AA-            2,038,414
                                Higher Education Facilities, Series A, 7.250%,
                                5/01/04

             1,000,000        Parma, Ohio, 7.600%, 12/01/11                        12/00 at 102              A            1,119,490

             1,600,000        Pickerington, Ohio Local                             12/00 at 102            AAA            1,778,703
                                School District, Series B, 7.250%, 12/01/13

             2,000,000        Puerto Rico Commonwealth,                             7/98 at 102            AAA            2,122,360
                                Public Improvement, Series A, 7.750%, 7/01/06

               780,000        Puerto Rico Commonwealth,                             7/98 at 102              A              829,428
                                8.000%, 7/01/07

                              Puerto Rico Commonwealth,
                              Aqueduct and Sewer Authority Revenue, Series A:

             1,000,000          7.900%, 7/01/07                                     7/98 at 102            AAA            1,062,690
             3,600,000          7.875%, 7/01/17                                     7/98 at 102            AAA            3,824,783

               700,000        Puerto Rico Commonwealth,                             7/00 at 102            AAA              780,800
                                Highway Authority, Highway Revenue,
                                Series Q, 7.750%, 7/01/10

             2,000,000        Puerto Rico Electric Power Authority, Formerly        7/97 at 102            AAA            2,049,420
                                Puerto Rico Commonwealth, Water Resource
                                Authority Power, Series K, 9.375%, 7/01/17

             1,500,000        Puerto Rico Electric Power Authority, Formerly
                               Puerto Rico Commonwealth, Water Resource Authority   7/01 at 102            Aaa            1,667,954
                               Power, Series P, 7.000%, 7/01/21

____
26

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

             PRINCIPAL                                                              OPTIONAL CALL                            MARKET
                AMOUNT        DESCRIPTION                                            PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                              PRE-REFUNDED - CONTINUED
            $1,250,000        Ross County, Ohio, Hospital Revenue, Medical         12/97 at 103            N/R         $  1,309,900
                                Center Hospital Project, 7.500%, 12/01/14

               605,000        Scioto County, Ohio, 7.150%, 8/01/11                  8/01 at 101            N/R              669,940

               750,000        Southwest Local School District, Ohio, Hamilton      12/99 at 103            AAA              831,997
                                County, 7.650%, 12/01/10

             1,000,000        Springfield, Ohio, City School District Clark        12/01 at 102            AAA            1,104,770
                                County, 6.600%, 12/01/12

             1,500,000        Stark County, Ohio, Sanitation and Sewer System      11/98 at 102            AAA            1,605,300
                                Revenue, 7.750%, 11/15/18

             1,220,000        Trumbull County, Ohio, Hospital Revenue              11/97 at 102            AAA            1,264,346
                                Refunding, St. Joseph Riverside
                                Hospital, 7.750%, 11/01/13

             2,000,000        University of Cincinnati, Ohio, General Receipts,     6/99 at 100            AA-            2,115,340
                                Series I, 7.300%, 6/01/09

             1,750,000        University of Toledo, Ohio, General Receipt,          6/98 at 102            AAA            1,849,872
                                7.700%, 6/01/18

                              Warren, Ohio:
             1,500,000          7.750%, 11/01/10                                   11/98 at 102           BBB+            1,681,904
             1,250,000          8.625%, 11/15/13                                   11/00 at 102           BBB+            1,352,788

             1,500,000        Westerville, Ohio, Minerva Park and Blendon Joint     9/01 at 102            AAA            1,671,254
                                Township, Hospital District Revenue, Improvement,
                                St. Anns Hospital, Series A, 7.100%, 9/15/21
------------------------------------------------------------------------------------------------------------------------------------

                              SPECIAL TAX REVENUE - 3.7%

               550,000        Columbiana County, Ohio, County Jail Facility,       12/04 at 102             AA              599,610
                                6.600%, 12/01/17

                90,000        East Cleveland, Ohio, Revenue, Local Government      No Opt. Call            N/R               91,476
                                Fund, 7.900%, 12/01/97

            24,850,000        Puerto Rico Commonwealth, Highway and                7/16 at 100              A            24,168,364
                                Transportation Authority, Highway
                                Revenue, Series Y, 5.500%, 7/01/36
------------------------------------------------------------------------------------------------------------------------------------

                             STATE/TERRITORIAL GENERAL OBLIGATIONS - 1.5%

             1,000,000        Ohio State, Improvement, 6.000%, 8/01/10             No Opt. Call            AA+            1,075,020

                              Ohio State, Infrastructure Improvement:
               750,000          6.200%, 8/01/13                                     8/05 at 102            AA+              799,133
             2,000,000          6.200%, 8/01/14                                     8/05 at 102            AA+            2,122,960

             7,640,000        Ohio State, 0.000%, 8/01/13                          No Opt. Call            AAA            3,142,637

____
27

PORTFOLIO OF INVESTMENTS
NUVEEN FLAGSHIP OHIO - CONTINUED

             PRINCIPAL                                                          OPTIONAL CALL                            MARKET
                AMOUNT    DESCRIPTION                                            PROVISIONS*      RATINGS**               VALUE
--------------------------------------------------------------------------------------------------------------------------------
                          STATE/TERRITORIAL GENERAL OBLIGATIONS - CONTINUED
              $220,000    Puerto Rico Commonwealth, Refunding,                  7/98 at 102              A         $    233,597
                            8.000%, 7/01/07

             2,700,000     Puerto Rico Public Buildings Authority,             No Opt. Call              A            2,662,631
                             Revenue Refunding, Guaranteed,
                             Series L, 5.500%, 7/01/21
--------------------------------------------------------------------------------------------------------------------------------
          $653,755,000   Total Investments - (cost $613,643,604) - 97.8%                                            651,306,123
--------------------------------------------------------------------------------------------------------------------------------
                          TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 1.5%
              $800,000    Cuyahoga County, Ohio, University Hospital of                                A-1              800,000
                            Cleveland, Series 1985 Variable Rate Demand
                            Bonds, 4.200%, 1/01/16

             6,300,000    Ohio Air Quality Development Authority,                                      A-1+           6,300,000
                            Cincinnati Gas and Electric Company, Variable Rate
                            Demand Bonds, 1995 Series A, 4.050%, 9/01/30

             2,900,000    Ohio State Pollution Control, Series 1995,                                   A-1+           2,900,000
                            Variable Rate Demand Bonds, 4.000%, 5/01/22
--------------------------------------------------------------------------------------------------------------------------------
           $10,000,000    Total Temporary                                                                            10,000,000
--------------------------------------------------------------------------------------------------------------------------------
                          Investments - 1.5%
                          ------------------------------------------------------------------------------------------------------
                          Other Assets Less Liabilities - 0.7%                                                         4,621,036
                          ------------------------------------------------------------------------------------------------------
                          Net Assets - 100%                                                                         $665,927,159
                          ------------------------------------------------------------------------------------------------------

                          * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates

                          **    Ratings (not covered by the report of
                                independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                          *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                          N/R-  Investment is not rated.

                          (WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

                          (DD) A portion of security purchased on a delayed delivery basis (see note 1 of the Notes to Financial Statements).

                          + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                 See accompanying notes to financial statements.

____
28

STATEMENT OF NET ASSETS                               Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report
MAY 31, 1997

                                                                              NUVEEN FLAGSHIP
                                                                                         OHIO
---------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                 $   651,306,123
Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                     10,000,000
Cash                                                                                3,238,080
Receivables:
   Investments sold                                                                 1,399,214
   Interest                                                                        12,865,976
   Shares sold                                                                        417,475
Other assets                                                                           23,066
---------------------------------------------------------------------------------------------
     Total assets                                                                 679,249,934
---------------------------------------------------------------------------------------------
LIABILITIES
Payables:
   Investments purchased                                                            8,513,037
   Shares redeemed                                                                  1,180,952
Accrued expenses:
   Management fees (note 6)                                                           212,845
   12b-1 distribution and service fees (notes 1 and 6)                                105,937
   Other                                                                              326,706
Dividends payable                                                                   2,983,298
---------------------------------------------------------------------------------------------
     Total liabilities                                                             13,322,775
---------------------------------------------------------------------------------------------
Net assets (note 7)                                                           $   665,927,159
=============================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                                    $   463,253,335
Shares outstanding                                                                 40,585,561
Net asset value and redemption price per share                                $         11.41
Offering price per share (net asset value per share plus
   maximum sales charge of 4.20% of offering price)                           $         11.91
=============================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                                    $     1,649,262
Shares outstanding                                                                    144,509
Net asset value, offering and redemption price per share                      $         11.41
=============================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                                    $    40,713,033
Shares outstanding                                                                  3,567,535
Net asset value, offering and redemption price per share                      $         11.41
============================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                                    $   160,311,529
Shares outstanding                                                                 14,045,266
Net asset value, offering and redemption price per share                      $         11.41
=============================================================================================

                                 See accompanying notes to financial statements.

____
29

STATEMENT OF OPERATIONS

YEAR ENDED May 31, 1997

                                                                              NUVEEN FLAGSHIP
                                                                                        Ohio*
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                            $   34,200,227
---------------------------------------------------------------------------------------------

EXPENSES
Management fees (note 6)                                                            2,785,915
12b-1 service fees - Class A (notes 1 and 6)                                        1,505,646
12b-1 distribution and service fees - Class B (notes 1 and 6)                           2,523
12b-1 distribution and service fees - Class C (notes 1 and 6)                         341,522
Shareholders' servicing agent fees and expenses                                       356,277
Custodian's fees and expenses                                                         143,250
Trustees' fees and expenses (note 6)                                                   12,863
Professional fees                                                                      28,503
Shareholders' reports - printing and mailing expenses                                  80,441
Federal and state registration fees                                                    11,198
Other expenses                                                                         18,769
---------------------------------------------------------------------------------------------
Total expenses before reimbursement                                                 5,286,907
   Expense reimbursement (note 6)                                                    (355,267)
---------------------------------------------------------------------------------------------
Net expenses                                                                        4,931,640
---------------------------------------------------------------------------------------------
Net investment income                                                              29,268,587
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)                     4,460,158

Net change in unrealized appreciation or depreciation of investments               4,107,165
---------------------------------------------------------------------------------------------
Net gain from investments                                                          8,567,323
---------------------------------------------------------------------------------------------
 Net increase in net assets from operations                                    $  37,835,910
=============================================================================================

* Information represents eight months of Flagship Ohio and four months of Nuveen Flagship Ohio (see note 1 of the Notes to Financial Statements)

____
30

STATEMENT OF CHANGES IN NET ASSETS                 Nuveen Municipal Bond Fund
                                                   May 31, 1997 Annual Report

                                                                               NUVEEN FLAGSHIP              FLAGSHIP
                                                                                         OHIO*                  OHIO
                                                                          -------------------------------------------
                                                                            YEAR ENDED 5/31/97    YEAR ENDED 5/31/97
---------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                       $       29,268,587    $       25,967,928
Net realized gain from investment transactions
   (notes 1 and 4)                                                                   4,460,158             1,077,770
Net change in unrealized appreciation or depreciation
   of investments                                                                    4,107,165           (10,640,829)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                          37,835,910            16,404,869
---------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Class A                                                                         (24,358,638)          (24,658,411)
   Class B                                                                             (10,649)                  N/A
   Class C                                                                          (1,876,872)           (1,590,477)
   Class R                                                                          (2,962,615)                  N/A
---------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                          (29,208,774)          (26,248,888)
---------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from shares issued in the reorganization
   of Nuveen Ohio (note 1)                                                         183,170,717                    --
Net proceeds from shares issued as a capital contribution                               50,000                    --
Net proceeds from sale of shares                                                    53,603,783            53,249,272
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                    14,753,008            15,315,498
---------------------------------------------------------------------------------------------------------------------
                                                                                   251,577,508            68,564,770
---------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                            (72,294,456)          (54,731,176)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from Fund share transactions                                                    179,283,052            13,833,594
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                         187,910,188             3,989,575
Net assets at the beginning of year                                                478,016,971           474,027,396
---------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                               $      665,927,159       $   478,016,971
=====================================================================================================================
Balance of undistributed net investment income at end of year               $           59,813       $            --
=====================================================================================================================

* Information represents eight months of Flagship Ohio and four months of Nuveen Flagship Ohio (see note 1 of the Notes to Financial Statements).

N/A - Flagship Ohio was not authorized to issue Class B or Class R Shares.

____
31

NOTES TO FINANCIAL STATEMENTS

1.  GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Ohio Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Ohio Double Tax Exempt Fund ("Flagship Ohio") and Nuveen Ohio Tax-Free Value Fund ("Nuveen Ohio") reorganized into Nuveen Flagship Ohio Municipal Bond Fund ("Nuveen Flagship Ohio"). Prior to the reorganization, Flagship Ohio was a sub-trust of the Flagship Tax Exempt Funds Trust, while Nuveen Ohio was a series of the Nuveen Multistate Tax Free Trust. Nuveen Ohio had a fiscal year end of February 28 prior to being reorganized into Nuveen Flagship Ohio which has retained the fiscal year end of Flagship Ohio.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had when-issued and delayed delivery purchase commitments of $7,532,829.

____
32

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities as required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Ohio was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Ohio state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Effective February 1, 1997, the Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

____
33

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

____
34

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

2. Fund Shares
Transactions in Fund shares were as follows:

                                                       Nuveen Flagship                           Flagship
                                                            Ohio *                                 Ohio
                                            -----------------------------------------------------------------------
                                                      Year ended 5/31/97                     Year ended 5/31/96
                                            -----------------------------------------------------------------------
                                                   Shares           Amount              Shares              Amount
-------------------------------------------------------------------------------------------------------------------
Shares issued in the
  reorganization of Nuveen Ohio:
  Class A                                         1,658,349   $ 18,937,973                 --        $          --
  Class B                                                --             --                N/A                  N/A
  Class C                                           257,097      2,935,519                 --                   --
  Class R                                        14,124,377    161,297,225                N/A                  N/A
Shares issued as a
  capital contribution:
  Class A                                             1,095         12,500                 --                   --
  Class B                                             1,095         12,500                N/A                  N/A
  Class C                                             1,095         12,500                 --                   --
  Class R                                             1,095         12,500                N/A                  N/A
Shares sold:
  Class A                                         3,479,121     39,481,904          3,527,301           40,460,865
  Class B                                           143,044      1,632,067                N/A                  N/A
  Class C                                           777,074      8,826,593          1,114,495           12,788,407
  Class R                                           320,322      3,663,219                N/A                  N/A
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                         1,078,011     12,246,653          1,246,857           14,270,782
  Class B                                               370          4,189                N/A                  N/A
  Class C                                            83,238        991,709             91,272            1,044,716
  Class R                                           133,093      1,510,457                N/A                  N/A
-------------------------------------------------------------------------------------------------------------------
                                                 22,058,476    251,577,508          5,979,925           68,564,770
-------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                        (5,159,717)   (58,567,125)        (4,213,105)         (48,146,969)
  Class B                                                --             --                N/A                  N/A
  Class C                                          (668,440)    (7,657,334)          (577,507)          (6,584,207)
  Class R                                          (533,621)    (6,069,997)               N/A                  N/A
-------------------------------------------------------------------------------------------------------------------
                                                 (6,361,778)   (72,294,456)        (4,790,612)         (54,731,176)
-------------------------------------------------------------------------------------------------------------------
Net increase                                     15,696,698   $179,283,052          1,189,313        $  13,833,594
===================================================================================================================

   * Information represents eight months of Flagship Ohio and four months of Nuveen Flagship Ohio (see note 1).
N/A - Flagship Ohio was not authorized to issue Class B or Class R Shares.

____
35

3. DISTRIBUTIONS TO SHAREHOLDERS
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                 NUVEEN FLAGSHIP
                                                                            OHIO
--------------------------------------------------------------------------------
Dividend per share:
 Class A                                                                  $.0505
 Class B                                                                   .0435
 Class C                                                                   .0455
 Class R                                                                   .0525
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                 NUVEEN FLAGSHIP
                                                                           OHIO*
--------------------------------------------------------------------------------
PURCHASES
Investments in municipal securities                                 $ 90,069,999
Investments in municipal securities in the reorganization
 of Nuveen Ohio                                                      170,917,634
Temporary municipal investments                                       19,600,000

SALES
Investments in municipal securities                                  101,836,826
Temporary municipal investments                                        9,600,000
================================================================================

* Information represents eight months of Flagship Ohio and four months of Nuveen Flagship Ohio (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had an unused capital loss carryforward of $87,848 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2002.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At May 31, 1997, net unrealized appreciation aggregated $37,662,519 of which $38,066,832 related to appreciated securities and $404,313 related to depreciated securities.

____
36

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                    MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Ohio paid a management fee of
 .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $870,900 of which approximately $750,000 were paid out as concessions to authorized dealers. The distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $207,500 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $27,600 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

____
37

7. COMPOSITION OF NET ASSETS
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                 NUVEEN FLAGSHIP
                                                                            OHIO
--------------------------------------------------------------------------------
Capital paid-in                                                    $628,292,675
Balance of undistributed net investment income                           59,813
Accumulated net realized gain (loss) from investment transactions       (87,848)
Net unrealized appreciation of investments                           37,662,519
--------------------------------------------------------------------------------
  Net assets                                                       $665,927,159
================================================================================

____
38

FINANCIAL HIGHLIGHTS

____
39

FINANCIAL HIGHLIGHTS

              Selected data for a common share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                    OPERATING PERFORMANCE                    LESS DISTRIBUTIONS
                                        ------------------------                 ----------------------

                                                                 Net
NUVEEN FLAGSHIP OHIO++               NET                REALIZED AND        DIVIDENDS                          NET        TOTAL
                                   ASSET                  UNREALIZED        FROM TAX-                        ASSET       RETURN
                                   VALUE          NET    GAIN (LOSS)       EXEMPT NET    DISTRIBUTIONS       VALUE       ON NET
YEAR ENDING                    BEGINNING   INVESTMENT           FROM       INVESTMENT     FROM CAPITAL      END OF        ASSET
MAY 31,                        OF PERIOD    INCOME(B)    INVESTMENTS           INCOME            GAINS      PERIOD     VALUE(A)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
 1997                             $11.21        $.61           $ .20           $(.61)          $  --       $11.41          7.38%
 1996                              11.43         .62            (.21)           (.63)             --        11.21          3.59
 1995                              11.21         .64             .22            (.64)             --        11.43          7.99
 1994                              11.59         .64            (.38)           (.64)             --        11.21          2.24
 1993                              11.05         .66             .54            (.66)             --        11.59         11.20
 1992                              10.72         .68             .33            (.68)             --        11.05          9.77
 1991                              10.45         .68             .28            (.69)             --        10.72          9.57
 1990                              10.54         .69            (.09)           (.69)             --        10.45          5.86
 1989                              10.04         .69             .51            (.70)             --        10.54         12.36
 1988                               9.82         .71             .23            (.71)           (.01)       10.04         10.12

Class B (2/97)
 1997(c)                           11.42         .17            (.01)           (.17)             --        11.41          1.45

Class C (8/93)
 1997                              11.21         .55             .20            (.55)             --        11.41          6.80
 1996                              11.43         .55            (.21)           (.56)             --        11.21          3.03
 1995                              11.20         .57             .23            (.57)             --        11.43          7.50
 1994(C)                           11.69         .46            (.49)           (.46)             --        11.20          (.17)+

Class R (2/97)
 1997(C)                           11.42         .21            (.01)           (.21)             --        11.41          1.77
------------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Ohio.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted.

____
40

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                             RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
                                         RATIO                           RATIO
                                        OF NET                          OF NET
                       RATIO OF     INVESTMENT         RATIO OF     INVESTMENT
                       EXPENSES      INCOME TO         EXPENSES      INCOME TO
                     TO AVERAGE        AVERAGE       TO AVERAGE        AVERAGE
                     NET ASSETS     NET ASSETS       NET ASSETS     NET ASSETS
    NET ASSETS           BEFORE         BEFORE            AFTER          AFTER        PORTFOLIO
 END OF PERIOD       REIMBURSE-     REIMBURSE-        REIMBURSE-     REIMBURSE-        TURNOVER
(IN THOUSANDS)             MENT           MENT           MENT(B)        MENT(B)            RATE
------------------------------------------------------------------------------------------------
   $463,253                 .96%          5.32%               .89%         5.39%             17%
    443,077                1.02           5.31                .92          5.41              31
    445,566                1.03           5.70                .95          5.78              31
    445,272                1.02           5.39                .93          5.48               9
    410,467                1.02           5.75                .96          5.81              15
    325,273                 .99           6.20                .95          6.24              18
    268,213                1.02           6.53               1.02          6.53              14
    231,311                1.01           6.51                .96          6.56              42
    195,135                1.03           6.69                .93          6.79              37
    157,511                1.01           7.03                .88          7.16              85

      1,649                1.60+          4.63+              1.60+         4.63+             17

     40,713                1.51           4.77               1.44          4.84              17
     34,939                1.56           4.75               1.47          4.84              31
     28,461                1.58           5.13               1.50          5.21              31
     25,674                1.60+          4.65+              1.46+         4.79+              9

    160,312                 .65+          5.65+               .65+         5.65+             17
------------------------------------------------------------------------------------------------

____
41

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND:

We have audited the accompanying statement of net assets of Nuveen Flagship Ohio Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Ohio Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 11, 1997

____
42

                                      SHAREHOLDER MEETING REPORT
                                      FLAGSHIP OHIO

                                                   A Shares     C Shares
--------------------------------------------------------------------------------
 Directors
================================================================================
 Bremner                       For              33,115,271    3,091,722
                               Withhold            800,015       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Brown                         For              33,115,902    3,091,722
                               Withhold            799,384       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Dean                          For              33,113,655    3,091,722
                               Withhold            801,631       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Impellizzeri                  For              33,115,271    3,091,722
                               Withhold            800,015       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Rosenheim                     For              33,107,199    3,091,722
                               Withhold            808,087       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Sawers                        For              33,115,902    3,091,722
                               Withhold            799,384       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Schneider                     For              33,112,353    3,091,722
                               Withhold            802,933       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Schwertfeger                  For              33,113,655    3,091,722
                               Withhold            801,631      39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 ADVISORY AGREEMENT            For              27,947,386    2,342,437
                               Against             718,977        8,303
                               Abstain           1,189,113      133,244
                               -------------------------------------------------
                               Total            29,855,476    2,483,984
================================================================================
                               Broker Non Votes  4,059,810      647,073
================================================================================
 12b-1 PLAN                    For              27,175,009    2,291,731
                               Against           1,026,187       37,567
                               Abstain           1,654,281      154,687
                               -------------------------------------------------
                               Total            29,855,477    2,483,985
================================================================================
                               Broker Non Votes  4,059,809      647,072
================================================================================
 REORGANIZATION                For              18,984,348    1,630,686
                               Against             546,366        9,137
                               Abstain           1,098,096       63,157
                               -------------------------------------------------
                               Total            20,628,810    1,602,980
================================================================================
                               Broker Non Votes 13,286,476    1,528,077
================================================================================

____
43

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama               Michigan
Arizona               Missouri
California            New Jersey
Colorado              New Mexico
Connecticut           New York
Florida               North Carolina
Georgia               Ohio
Kansas                Pennsylvania
Kentucky              South Carolina
Louisiana             Tennessee
Maryland              Virginia
Massachusetts         Wisconsin

SHAREHOLDER INFORMATION

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

____
44

FUND INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Dayton, Ohio

____
45

[PHOTO OF John Nuveen, Jr. APPEARS HERE]

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

SERVING INVESTORS
FOR GENERATIONS

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a board range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-trade funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
Municipal
Bonds Funds



May 31, 1997


Annual Report


Dependable, tax-free income
to help you keep more of
what you earn.


Wisconsin

[PHOTO APPEARS HERE]

Contents

 1  Dear Shareholder

 3  Answering Your Questions

 6  Wisconsin Overview

 9  Financial Section

27  Shareholder Meeting Report

31  Shareholder Information

32  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Dear Shareholder


It's a pleasure to report to you on the performance of the Nuveen Flagship Wisconsin Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 7.40% for Class A shares if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) kept close pace with the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.56% for Class A shares. To match this yield, investors in the 36% combined federal and state income tax bracket would have had to earn at least 8.69% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."


increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

Answering Your Questions

[Photo of Ted Neild Appears Here]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.


What are the investment objectives of the fund?
The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

What is your strategy for meeting these objectives?
To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

What key economic factors affected the fund's performance during the year? The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels.

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."



Given this market environment, how did the fund perform?
The Wisconsin Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 7.40% for Class A shares, including price changes and reinvested dividends. Because of the difficulty in finding bonds that are exempt from state as well as federal income taxes, the fund lagged behind the Lehman Municipal Bond Index. However, the fund performed well compared with its peers and reflects the nature of the Wisconsin municipal bond market at this time.

What strategies did you employ to add value?
We continue to meet the investment goals of the fund although it is difficult to find Wisconsin bonds that meet the credit quality standards of the fund. In-state securities now represent 62% of total assets and the fund is well-diversified across credit sectors with just over 12% invested in each of the healthcare, hospital and multi-family housing sectors.

What is the current status of Wisconsin's municipal market?
The municipal bond market remains healthy in Wisconsin. The strong Midwest economy has resulted in credit upgrades around the region and has been a factor municipal bond prices. Although new issue volume dropped 12% across the state, municipal issuance still exceeded $1.7 billion in the first half of the year. The difficulty in finding bonds that are exempt from both state and federal income tax is a perennial problem. Individual income taxes represent the largest source of state revenues, which accounts for the demand for these double-exempt bonds. Evidence of the state's economic boom is apparent as property values increased at close to 8.0% annually in each of the last four years, and the median household income has surpassed that of the nation as a whole.

What is the current outlook for the municipal market?
As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

Wisconsin
Overview

Credit Quality

[Pie Chart Appears Here]

BBB/NR    37%
A         22%
AA         7%
AAA       34%

Diversification

[Pie Chart Appears Here]

Hospitals             25%
Utility                7%
Housing Facilities    17%
Escrowed Bonds         5%
Other                 18%
Pollution Control      8%
Tax Revenue           14%
General Obligations    6%




Fund Highlights
================================================================================
Share Class                                     A         B        C          R
Inception Date                               6/94      2/97     2/97       2/97
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       $9.80     $9.82    $9.82      $9.82
================================================================================

================================================================================
Total Net Assets ($000)                                                 $14,141
--------------------------------------------------------------------------------
Average Weighted Maturity (years)                                         20.60
--------------------------------------------------------------------------------
Duration (years)                                                           8.37
================================================================================

Annualized Total Return/1/
================================================================================
Share Class                          A(NAV)  A(Offer)        B       C        R
1-Year                                7.40%     2.89%    6.98%   7.20%    7.67%
--------------------------------------------------------------------------------
Since Inception                       6.02%     4.51%    5.49%   5.70%    6.11%
================================================================================

Tax-Free Yields
================================================================================
Share Class                          A(NAV)  A(Offer)        B       C         R
Dist Rate                             5.16%     4.94%    4.40%   4.59%     5.34%
--------------------------------------------------------------------------------
SEC 30-Day Yld                        5.56%     5.32%    4.81%   5.01%     5.76%
--------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  8.69%     8.31%    7.52%   7.83%     9.00%
================================================================================

/1/ Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year and since inception total returns above would be 2.98% and 4.28%, respectively.

/2/ Based on SEC yield and a combined federal and state income tax rate of 36%.
    Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                   Nuveen Flagship Wisconsin Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.


Index Comparison*

[LINE CHART APPEARS HERE]

               Lehman Brothers     Nuveen Flagship        Nuveen Flagship
                 Municipal       Wisconsin Municipal    Wisconsin Municipal
                Bond Index         Bond Fund (NAV)       Bond Fund (Offer)
June 1994         10,000                10,000                   9,580
May 1995        10,573.4              10,381.2                9,945.19
May 1996        11,413.9              11,055.3                10,590.9
June 1997       12,459.9              11,914.2                11,413.8

 ...  Lehman Brothers Municipal Bond Index                      $12,460
 ...  Nuveen Flagship Wisconsin Municipal Bond Fund (NAV)       $11,914
 ...  Nuveen Flagship Wisconsin Municipal Bond Fund (Offer)     $11,414

Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

June 1996                0.04139
July 1996                0.04277
August 1996              0.04277
September 1996           0.04139
October 1996             0.04277
November 1996            0.04139
December 1996            0.04277
January 1997             0.04289
February 1997             0.0421
March 1997                0.0421
April 1997                0.0421
May 1997                  0.0421

7

Financial Section

    Contents

10  Portfolio of Investments

14  Statement of Net Assets

15  Statement of Operations

16  Statement of Changes in Net Assets

17  Notes to Financial Statements

23  Financial Highlights

26  Independent Auditors' Report

Portfolio of Investments
Nuveen Flagship Wisconsin



  Principal                                                             Optional Call                           Market
     Amount     Description                                               Provisions*      Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
                Education -- 2.2%
$  325,000      University of Puerto Rico, University Revenues,       6/05 at 101 1/2             AAA       $  311,448
                  Series M, 5.250%, 6/01/25
----------------------------------------------------------------------------------------------------------------------
                Health Care -- 12.3%
                Sheboygan County, Wisconsin, Housing
                Authority, Housing Revenue Refunding,
                Rocky Knoll Health Center Project:
   150,000        5.300%, 12/01/17                                       12/04 at 100              A1          145,710
   195,000        5.300%, 12/01/18                                       12/04 at 100              A1          188,803
   395,000        5.300%, 12/01/19                                       12/04 at 100              A1          381,661

 1,000,000      Superior, Wisconsin, Housing Authority Housing            7/04 at 102             N/R        1,018,790
                  Revenue Refunding, GNMA Collateralized,
                  St. Francis Project, 6.150%, 7/20/31
----------------------------------------------------------------------------------------------------------------------
                Hospitals -- 12.2%

   575,000      Puerto Rico Industrial Tourist Educational Medical and    7/05 at 102             AAA          605,234
                  Environmental Control Facilities Financing Authority,
                  Hospital Revenue, Hospital Auxilio Mutuo
                  Obligation Group, Series A, 6.250%, 7/01/24

   450,000      Puerto Rico Industrial Tourist Educational Medical    8/05 at 101 1/2             AAA          463,847
                  and Environmental Control Facilities Financing
                  Authority, Hospital Revenue, Refunding, Pila
                  Hospital Project A, 5.875%, 8/01/12

   100,000      Superior, Wisconsin, Redevelopment Authority              5/02 at 102              AA          102,703
                  Revenue, Superior Memorial Hospital Mortgage,
                  5.300%, 5/01/04

                Superior, Wisconsin, Redevelopment Authority
                Revenue, Superior Memorial Hospital Mortgage:
   210,000        5.300%, 11/01/04                                        5/02 at 102              AA          215,676
   150,000        5.600%, 11/01/07                                        5/02 at 102              AA          155,336
   175,000        5.700%, 11/01/09                                        5/02 at 102              AA          179,869
----------------------------------------------------------------------------------------------------------------------
                Housing/Multi Family -- 12.5%

                Dane County, Wisconsin, Housing Authority
                Multifamily Revenue, Forest Harbor
                Apartments Project:
    25,000        5.900%, 7/01/12                                         7/02 at 102             N/R           25,568
    50,000        5.950%, 7/01/13                                         7/02 at 102             N/R           50,841
    50,000        6.000%, 7/01/14                                         7/02 at 102             N/R           50,577

                                                                                            Nuveen Municipal Bond Fund
                                                                                            May 31, 1997 Annual Report


   Principal                                                                Optional Call                       Market
      Amount    Description                                                   Provisions*     Ratings**          Value
----------------------------------------------------------------------------------------------------------------------
                Housing/Multi Family -- continued

  $  425,000    Madison, Wisconsin, Community Development                    12/02 at 102           N/R     $  430,070
                  Authority, Multifamily Revenue, Nichols
                  Station II Project, 4.950%, 12/01/07

     200,000    Milwaukee, Wisconsin, Redevelopment Authority Multifamily     8/07 at 102           N/R        199,980
                  Revenue, City Hall,
                  6.000%, 8/01/22

                Waukesha, Wisconsin, Housing Authority Multifamily
                Revenue Refunding, Westgrove Woods,
                Series A:
     350,000      5.800%, 12/01/18                                           12/06 at 102           AAA        350,000
     650,000      6.000%, 12/01/31                                           12/06 at 102           AAA        653,751
----------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 4.3%

     300,000    Puerto Rico Housing Bank and Finance Agency,                  4/05 at 102           AAA        305,037
                  Single Family Mortgage Revenue, Afford Housing
                  Mortgage, Portfolio I, 6.250%, 4/01/29

     300,000    Virgin Islands Housing Finance Authority, Single              3/05 at 102           AAA        307,377
                  Family Revenue Refunding, Series A, 6.450%, 3/01/16
----------------------------------------------------------------------------------------------------------------------
                Industrial Development and Pollution Control -- 7.6%

                Menomonee Falls, Wisconsin, Community
                Development Authority Development Revenue,
                Herker Industries Inc. Project:
     255,000      5.200%, 3/01/07                                             3/01 at 103           N/R        257,688
     300,000      5.250%, 3/01/08                                             3/01 at 103           N/R        302,130

     500,000    Puerto Rico Ports Authority Revenue, Special                  6/06 at 102          BBB-        510,770
                  Facilities American Airlines,
                  Series A, 6.250%, 6/01/26
----------------------------------------------------------------------------------------------------------------------
                Municipal Revenue/Other -- 16.3%

   1,500,000    Cudahy, Wisconsin, Community Development                      6/06 at 100           N/R      1,481,700
                  Authority Redevelopment Lease Revenue,
                  6.000%, 6/01/11

     300,000    Madison, Wisconsin, Community Development                     3/05 at 100           Aa2        319,479
                  Authority Revenue, Lease, Monona Terrace
                  Community and Convention Center Project,
                  6.100%, 3/01/10

     500,000    Wauwatosa, Wisconsin, Redevelopment Authority                12/07 at 100           AAA        502,080
                  Redevelopment Lease Revenue, 5.650%, 12/01/16

Portfolio of Investments
Nuveen Flagship Wisconsin -- continued


          Principal                                                             Optional Call                    Market
             Amount      Description                                             Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Utility -- 6.9%

                         Guam Power Authority Revenue, Series A:
         $  315,000        6.300%, 10/01/22                                       10/02 at 102       BBB       $318,556
            285,000        5.250%, 10/01/23                                       10/03 at 102       BBB        253,251

                         Puerto Rico Electric Power Authority, Power Revenue
                         Formerly Puerto Rico Commonwealth Water
                         Resource Authority Power, Series T:
            115,000        6.000%, 7/01/16                                         7/04 at 102       BBB+       116,884
            145,000        6.375%, 7/01/24                                         7/04 at 102       BBB+       154,129

            125,000      Puerto Rico Telephone Authority Revenue Refunding,
                           Series M, 5.400%, 1/01/08                               1/03 at 101 1/2     A+       127,133
-----------------------------------------------------------------------------------------------------------------------
                         Pre-refunded -- 4.7%

            590,000      Puerto Rico Commonwealth, Public Improvement,             7/02 at 101 1/2   AAA        657,962
                           6.800%, 7/01/21
-----------------------------------------------------------------------------------------------------------------------
                         Special Tax Revenue -- 13.8%

            320,000      Puerto Rico Commonwealth Highway and                      7/02 at 101 1/2     A        343,606
                           Transportation Authority, Highway Revenue
                           Refunding, Series V, 6.625%, 7/01/12

                         Southeast Wisconsin Professional Baseball Park
                         District, Sales Tax Revenue:
            225,000        5.650%, 12/15/16                                        3/07 at 101       AAA        226,841
            400,000        5.800%, 12/15/26                                        3/07 at 101       AAA        402,028

          1,000,000      Wisconsin Center District, Wisconsin Tax Revenue,        12/06 at 101         A        995,480
                           Junior Dedicated, Series B, 5.700%, 12/15/20


                                                                                          Nuveen Municipal Bond Fund
                                                                                          May 31, 1997 Annual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         State/Territorial General Obligations -- 5.5%

          $   200,000    Puerto Rico Commonwealth Aqueduct and Sewer        7/06 at 101 1/2           A  $   185,060
                           Authority Revenue Refunding,
                           5.000%, 7/01/15

              600,000    Puerto Rico Public Buildings Authority,            7/03 at 101 1/2           A      599,624
                           Guaranteed Public Education and Health
                           Facilities, Refunding, Series M,
                           5.750%, 7/01/15
--------------------------------------------------------------------------------------------------------------------
          $13,750,000    Total Investments -- (cost $13,612,891) -- 98.3%                                 13,896,679
=====================-----------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 1.7%                                               244,115
                         -------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                              $14,140,794
                         ===========================================================================================
                         *    Optional Call Provisions (not covered by the report of independent auditors): Dates
                              (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         **   Ratings (not covered by the report of independent auditors): Using the higher of
                              Standard & Poor's or Moody's rating.

                         N/R--Investment is not rated.

                                 See accompanying notes to financial statements.
13

Statement of Net Assets
May 31, 1997


                                                                 Nuveen Flagship
                                                                       Wisconsin
--------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)        $13,896,679
Receivables:
  Interest                                                               293,446
  Shares sold                                                            110,360
Other assets                                                               9,630
--------------------------------------------------------------------------------
  Total assets                                                        14,310,115
--------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                            66,918
Payable for Shares redeemed                                                8,440
Accrued expenses:
  Management fees (note 6)                                                   756
  12b-1 distribution and service fees (notes 1 and 6)                      2,406
  Other                                                                   30,822
Dividends payable                                                         59,979
--------------------------------------------------------------------------------
  Total liabilities                                                      169,321
--------------------------------------------------------------------------------
Net assets (note 7)                                                  $14,140,794
================================================================================
Class A Shares (note 1)
Net assets                                                           $14,004,043
Shares outstanding                                                     1,429,209
Net asset value and redemption price per share                       $      9.80
  Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                   $     10.23
================================================================================
Class B Shares (note 1)
Net assets                                                           $    20,426
Shares outstanding                                                         2,080
Net asset value, offering and redemption price per share             $      9.82
================================================================================
Class C Shares (note 1)
Net assets                                                           $    76,069
Shares outstanding                                                         7,750
Net asset value, offering and redemption price per share             $      9.82
================================================================================
Class R Shares (note 1)
Net assets                                                           $    40,256
Shares outstanding                                                         4,100
Net asset value, offering and redemption price per share             $      9.82
================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations                               Nuveen Municipal Bond Fund
Year ended May 31, 1997                               May 31, 1997 Annual Report


                                                                 Nuveen Flagship
                                                                      Wisconsin*
--------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                   $ 764,472
--------------------------------------------------------------------------------

Expenses:
Management fees (note 6)                                                 69,139
12b-1 service fees-Class A (notes 1 and 6)                               44,299
12b-1 distribution and service fees-Class B (notes 1 and 6)                  27
12b-1 distribution and service fees-Class C (notes 1 and 6)                  50
Shareholders' servicing agent fees and expenses                          16,377
Custodian's fees and expenses                                            37,281
Trustees' fees and expenses (note 6)                                        332
Professional fees                                                         7,061
Shareholders' reports - printing and mailing expenses                     2,197
Federal and state registration fees                                       4,867
Organizational expenses (note 1)                                         32,688
Other expenses                                                              762
--------------------------------------------------------------------------------
Total expenses before reimbursement                                     215,080
--------------------------------------------------------------------------------
   Expense reimbursement (note 6)                                      (146,340)
--------------------------------------------------------------------------------
Net expenses                                                             68,740
--------------------------------------------------------------------------------
Net investment income                                                   695,732
--------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)           56,143
Net change in unrealized appreciation or depreciation of investments    197,701
--------------------------------------------------------------------------------
Net gain from investments                                               253,844
--------------------------------------------------------------------------------
Net increase in net assets from operations                            $ 949,576
================================================================================

* Information represents eight months of Flagship Wisconsin and four months of Nuveen Flagship Wisconsin (see note 1 of the Notes to Financial Statements).







                                 See accompanying notes to financial statements.

Statement of Changes of Net Assets


                                                                 Nuveen Flagship               Flagship
                                                                      Wisconsin*              Wisconsin
-------------------------------------------------------------------------------------------------------
                                                                      Year ended             Year ended
                                                                         5/31/97                5/31/96
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $   695,732           $   561,653
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                         56,143                (9,379)
Net change in unrealized appreciation or depreciation
  of investments                                                         197,701              (229,560)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               949,576               322,714
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                               (695,122)             (567,424)
  Class B                                                                   (113)                  N/A
  Class C                                                                   (292)                   --
  Class R                                                                   (179)                  N/A
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (695,706)             (567,424)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                       3,122,525             5,370,133
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                          436,454               338,221
-------------------------------------------------------------------------------------------------------
                                                                       3,558,979             5,708,354
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                               (2,042,200)           (1,371,741)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from
Fund share transactions                                                1,516,779             4,336,613
-------------------------------------------------------------------------------------------------------
Net increase in net assets                                             1,770,649             4,091,903
Net assets at the beginning of year                                   12,370,145             8,278,242
-------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $14,140,794           $12,370,145
=======================================================================================================
Balance of undistributed net investment income at end of year        $        26           $        --
=======================================================================================================
*    Information represents eight months of Flagship Wisconsin and four months of Nuveen Flagship
     Wisconsin (see note 1 of the Notes to Financial Statements).

N/A--Flagship Wisconsin was not authorized to issue Class B or Class R Shares.




                                 See accompanying notes to financial statements.

Notes to Financial Statements



                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

1.  General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Wisconsin Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Wisconsin Double Tax Exempt Fund ("Flagship Wisconsin") was reorganized into the Trust and renamed Nuveen Flagship Wisconsin Municipal Bond Fund ("Nuveen Flagship Wisconsin").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Wisconsin was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Wisconsin state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class B, C and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge on purchases or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of the Fund (approximately $98,000) will be reimbursed to the Adviser on a straight-line basis over a period of three years beginning June 1, 1996. As of May 31, 1997, $32,688 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                      Nuveen Flagship              Flagship
                                                         Wisconsin*                Wisconsin
                                                 ---------------------------------------------------
                                                    Year ended 5/31/97         Year ended 5/31/96
                                                 ---------------------------------------------------
                                                  Shares          Amount       Shares       Amount
----------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                       307,424       $ 2,987,828    548,166   $ 5,370,133
   Class B                                         2,074            20,074        N/A           N/A
   Class C                                         7,750            75,100         --            --
   Class R                                         4,100            39,523        N/A           N/A
Shares issued to shareholders
   due to reinvestment
   of distributions:
   Class A                                        44,825           436,398     34,403       338,221
   Class B                                             6                56        N/A           N/A
   Class C                                            --                --         --            --
   Class R                                            --                --        N/A           N/A
----------------------------------------------------------------------------------------------------
                                                 366,179         3,558,979    582,569     5,708,354
----------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                      (210,809)       (2,042,200)  (140,063)   (1,371,741)
   Class B                                            --                --        N/A           N/A
   Class C                                            --                --         --            --
   Class R                                            --                --        N/A           N/A
----------------------------------------------------------------------------------------------------
                                                (210,809)       (2,042,200)  (140,063)   (1,371,741)
----------------------------------------------------------------------------------------------------
Net increase                                     155,370       $ 1,516,779    442,506   $ 4,336,613
====================================================================================================

* Information represents eight months of Flagship Wisconsin and four months of Nuveen Flagship Wisconsin (see note 1).
  N/A--Flagship Wisconsin was not authorized to issue Class B or Class R Shares.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


3. Distributions to Shareholders

On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                Nuveen Flagship
                                                                      Wisconsin
-------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                $.0420
  Class B                                                                 .0360
  Class C                                                                 .0375
  Class R                                                                 .0435
-------------------------------------------------------------------------------

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                Nuveen Flagship
                                                                     Wisconsin*
-------------------------------------------------------------------------------
Purchases
Investments in municipal securities                                  $7,247,103
Temporary municipal investments                                         400,000
Sales
Investments in municipal securities                                   5,515,347
Temporary municipal investments                                         400,000
===============================================================================

* Information represents eight months of Flagship Wisconsin and four months of Nuveen Flagship Wisconsin (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, Nuveen Flagship Wisconsin had an unused capital loss carryforward of $7,162 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2004.

5. Unrealized Appreciation  (Depreciation)
At May 31, 1997, net unrealized appreciation aggregated $283,788 of which $300,925 related to appreciated securities and $17,137 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Wisconsin paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $111,000 of which approximately $96,600 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7. Composition of Net Assets
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                  Nuveen Flagship
                                                                        Wisconsin
---------------------------------------------------------------------------------
Capital paid-in                                                       $13,864,142
Balance of undistributed net investment income                                 26
Accumulated net realized gain (loss) from investment transactions          (7,162)
Net unrealized appreciation of investments                                283,788
---------------------------------------------------------------------------------
  Net assets                                                          $14,140,794
=================================================================================

22

                             Financial Highlights

                             Financial Highlights

  Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                     Operating performance          Less distributions
                                         -------------------------    ---------------------------

                                                               Net
NUVEEN FLAGSHIP WISCONSIN++       Net                 realized and     Dividends                        Net      Total
                                asset                   unrealized     from tax-                      asset     return
                                value           Net    gain (loss)    exempt net    Distributions     value     on net
Year ending                 beginning    investment           from    investment     from capital    end of      asset
May 31,                     of period     income(b)    investments        income            gains    period    value(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (6/94)
  1997                          $9.61          $.51         $ .19         $(.51)              $--     $9.80       7.40%
  1996                           9.79           .50          (.18)         (.50)               --      9.61       3.35
  1995(c)                        9.58           .49           .21          (.49)               --      9.79       7.36+
Class B (2/97)
  1997(c)                        9.87           .12          (.06)         (.11)               --      9.82        .60
Class C (2/97)
  1997(c)                        9.87           .13          (.07)         (.11)               --      9.82        .65
Class R (2/97)
  1997(c)                        9.87           .15          (.07)         (.13)               --      9.82        .84
-----------------------------------------------------------------------------------------------------------------------

          +   Annualized.

          ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Wisconsin.

          (a) Total returns are calculated on net asset value without any sales charge.

          (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

          (c) From commencement of class operations as noted.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                           Ratios/Supplemental data
--------------------------------------------------------------------------
                                Ratio                    Ratio
                               of net                   of net
                 Ratio of  investment    Ratio of   investment
                 expenses   income to    expenses    income to
               to average     average  to average      average
               net assets  net assets  net assets   net assets
   Net assets      before      before       after        after   Portfolio
end of period  reimburse-  reimburse-  reimburse-   reimburse-    turnover
in thousands)        ment        ment     ment(b)      ment(b)        rate
--------------------------------------------------------------------------
      $14,004       1.61%       4.10%        .51%        5.20%          42%
       12,370       1.51        4.15         .64         5.02           47
        8,278       2.31+       3.33+        .39+        5.25+          52

           20       2.18+       3.57+        .94+        4.81+          42

           76       1.98+       3.62+        .69+        4.91+          42

           40       1.28+       4.39+           -        5.67+          42
-------------------------------------------------------------------------

25

Independent Auditors' Report


To the Board of Trustees and Shareholders of Flagship Wisconsin Municipal Bond Fund:

We have audited the accompanying statement of net assets of Nuveen Flagship Wisconsin Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Wisconsin Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Dayton, Ohio
July 11, 1997

Shareholder Meeting Report
Flagship Wisconsin

                                                                        A Shares
--------------------------------------------------------------------------------
 Advisory Agreement                                  For                 992,119
                                                     Against               6,064
                                                     Abstain              21,468
                                                     ---------------------------
                                                     Total             1,019,651
--------------------------------------------------------------------------------
                                                     Broker Non Votes    152,581
--------------------------------------------------------------------------------
 Reorganization                                      For                 728,968
                                                     Against               5,070
                                                     Abstain              23,433
                                                     ---------------------------
                                                     Total               757,471
--------------------------------------------------------------------------------
                                                     Broker Non Votes    414,761
--------------------------------------------------------------------------------
 Investment Objective                                For                 700,715
                                                     Against              42,806
                                                     Abstain              13,949
                                                     ---------------------------
                                                     Total               757,470
--------------------------------------------------------------------------------
                                                     Broker Non Votes    414,762
--------------------------------------------------------------------------------
 Investment Assets                                   For                 694,394
                                                     Against              49,127
                                                     Abstain              13,949
                                                     ---------------------------
                                                     Total               757,470
--------------------------------------------------------------------------------
                                                     Broker Non Votes    414,762
--------------------------------------------------------------------------------
 Type of Securities                                  For                 700,156
                                                     Against              43,881
                                                     Abstain              13,433
                                                     ---------------------------
                                                     Total               757,470
--------------------------------------------------------------------------------
                                                     Broker Non Votes    414,762
--------------------------------------------------------------------------------
 Borrowing                                           For                 698,930
                                                     Against              45,107
                                                     Abstain              13,433
                                                     ---------------------------
                                                     Total               757,470
--------------------------------------------------------------------------------
                                                     Broker Non Votes    414,762
--------------------------------------------------------------------------------
 Pledges                                             For                 694,294
                                                     Against              49,227
                                                     Abstain              13,949
                                                     ---------------------------
                                                     Total               757,470
--------------------------------------------------------------------------------
                                                     Broker Non Votes    414,762
                                                     ---------------------------

Shareholder Meeting Report
Flagship Wisconsin -- continued

                                                                      A Shares
--------------------------------------------------------------------------------
Senior Securities               For                                     698,414
                                Against                                  45,623
                                Abstain                                  13,433
                                ------------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
================================================================================
Underwriting                    For                                     703,619
                                Against                                  37,187
                                Abstain                                  16,664
                                -----------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
================================================================================
Real Estate                     For                                     696,774
                                Against                                  44,548
                                Abstain                                  16,148
                                ------------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
================================================================================
Commodities                     For                                     679,958
                                Against                                  61,364
                                Abstain                                  16,148
                                ------------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
================================================================================
Loans                           For                                     695,699
                                Against                                  45,623
                                Abstain                                  16,148
                                ------------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
================================================================================
Short Sales/Margin Purchases    For                                     688,994
                                Against                                  54,527
                                Abstain                                  13,949
                                ------------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
================================================================================
Put and Call Options            For                                     686,430
                                Against                                  53,301
                                Abstain                                  17,739
                                ------------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
                                ------------------------------------------------

                                               Nuveen Municipal Bond Fund
                                               May 31, 1997 Annual Report

                                                                 A Shares
-------------------------------------------------------------------------
  Industry Concentration        For                               698,940
                                Against                            45,097
                                Abstain                            13,433
                                -----------------------------------------
                                Total                             757,470
=========================================================================
                                Broker Non Votes                  414,762
=========================================================================
  Affiliate Purchases           For                               704,135
                                Against                            37,187
                                Abstain                            16,148
                                -----------------------------------------
                                Total                             757,470
=========================================================================
                                Broker Non Votes                  414,762
=========================================================================
  Investment Companies          For                               700,529
                                Against                            43,508
                                Abstain                            13,433
                                -----------------------------------------
                                Total                             757,470
=========================================================================
                                Broker Non Votes                  414,762
=========================================================================
  12b-1 Fees                    For                               959,764
                                Against                            30,164
                                Abstain                            29,723
                                -----------------------------------------
                                Total                           1,019,651
=========================================================================
                                Broker Non Votes                  152,581
                                -----------------------------------------

Shareholder Meeting Report
Flagship Wisconsin--continued


  Directors                      A Shares
-----------------------------------------
  Bremner         For           1,149,682
                  Withhold         22,550
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Brown           For           1,150,587
                  Withhold         21,645
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Dean            For           1,150,908
                  Withhold         21,324
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Impellizzeri    For           1,150,908
                  Withhold         21,324
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Rosenheim       For           1,149,682
                  Withhold         22,550
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Sawers          For           1,150,908
                  Withhold         21,324
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Schneider       For           1,149,682
                  Withhold         22,550
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Schwertfeger    For           1,150,908
                  Withhold         21,324
                  -----------------------
                  Total         1,172,232

Shareholder Information

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama         Michigan
Arizona         Missouri
California      New Jersey
Colorado        New Mexico
Connecticut     New York
Florida         North Carolina
Georgia         Ohio
Kansas          Pennsylvania
Kentucky        South Carolina
Louisiana       Tennessee
Maryland        Virginia
Massachusetts   Wisconsin

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

                           Fund Information



                           Board of Directors
                           Robert P. Bremner
                           Lawrence H. Brown
                           Anthony T. Dean
                           Anne E. Impellizzeri
                           Peter R. Sawers
                           William J. Schneider
                           Timothy R. Schwertfeger
                           Judith M. Stockdale

                           Fund Manager
                           Nuveen Advisory Corp.
                           333 West Wacker Drive
                           Chicago, IL 60606

                           Custodian
                           The Chase Manhattan Bank
                           4 New York Plaza
                           New York, NY 10004-2413

                           Transfer Agent,
                           Shareholder Services and
                           Dividend Disbursing Agent
                           Boston Financial
                           Nuveen Investor Services
                           P.O. Box 8509
                           Boston, MA 02266-8509

                           (800) 225-8530

                           Legal Counsel
                           Fried, Frank, Harris, Shriver
                             & Jacobson
                           Washington, D.C.

                           Independent Auditors
                           Deloitte & Touche LLP
                           Dayton, Ohio

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 621-7227
www.nuveen.com

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements:

  Included in the Prospectus:

    Financial Highlights

  Included in the Statement of Additional Information through incorporation by reference to each Fund's most recent Annual Reports:

    Portfolio of Investments

    Statement of Net Assets

    Statement of Operations

    Statement of Changes in Net Assets

    Report of Independent Public Accountants

(b) Exhibits:

  1(a).   Declaration of Trust of Registrant. Filed as Exhibit 1(a) to Regis-
          trant's Registration Statement on Form N-1A (File No. 333-16611) and
          incorporated herein by reference thereto.
  1(b).   Amended and Restated Establishment and Designation of Series of
          Shares of Beneficial Interest dated October 11, 1996. Filed as Ex-
          hibit 1(b) to Registrant's Registration Statement on Form N-1A (File
          No. 333-16611) and incorporated herein by reference thereto.
  1(c).   Certificate for the Establishment and Designation of Classes dated
          July 10, 1996. Filed as Exhibit 1(c) to Registrant's Registration
          Statement on Form N-1A (File No. 333-16611) and incorporated herein by reference thereto.
     2.   By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Registra-
          tion Statement on Form N-1A (File No. 333-16611) and incorporated herein by reference thereto.
     3.   Not applicable.
     4.   Specimen certificates of Shares of each Fund. Filed as Exhibit 4 to
          Registrant's Registration Statement on Form N-1A (File No. 333-16611)
          and incorporated herein by reference thereto.
     5.   Investment Management Agreement between Registrant and Nuveen Advi-
          sory Corp.
  5(a).   Renewal of Investment Management Agreement dated May 20, 1997.
     6.   Distribution Agreement between Registrant and John Nuveen & Co. In-
          corporated.
  6(a).   Renewal of Distribution Agreement dated July 31, 1997.
     7.   Not applicable.
     8.   Custodian Agreement between Registrant and Chase Manhattan Bank.
     9.   Transfer Agency and Service Agreement between Registrant and State
          Street Bank and Trust Company.
    10.   Opinion of Fried, Frank, Harris, Shriver & Jacobson.
    11.   Consent of Deloitte & Touche LLP, Independent Auditors.
    12.   Not applicable.
    13.   Not applicable.
    14.   Not applicable.
    15.   Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class
          A Shares, Class B Shares and Class C Shares of each Fund. Filed as
          Exhibit 15 to Registrant's Registration Statement on Form N-1A (File
          No. 333-16611) and incorporated herein by reference thereto.
    16.   Schedule of Computation of Performance Figures.
    17.   Financial Data Schedule.
    18.   Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Exhibit 18
          to Registrant's Registration Statement on Form N-1A (File No. 333-
          16611) and incorporated herein by reference thereto.
 99(a).   Original Powers of Attorney for the Trustees authorizing, among oth-
          ers, Gifford R. Zimmerman and Larry W. Martin to execute the Regis-
          tration Statement.
 99(b).   Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's
          Registration Statement pursuant to power of attorney. Filed as Ex-
          hibit 99(b) to Registrant's Registration Statement on Form N-1A (File
          No. 333-16611) and incorporated herein by reference thereto.
 99(c).   Code of Ethics and Reporting Requirements.

ITEM 25: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

ITEM 26: NUMBER OF HOLDERS OF SECURITIES

At September 4, 1997:

                                                                     NUMBER OF
      TITLE OF SERIES                                              RECORD HOLDERS
      ---------------                                              --------------
      Nuveen Flagship Kansas Municipal Bond Fund
        Class A Shares............................................      2,776
        Class B Shares............................................         25
        Class C Shares............................................         16
        Class R Shares............................................          7
      Nuveen Flagship Kentucky Municipal Bond Fund
        Class A Shares............................................     11,850
        Class B Shares............................................         33
        Class C Shares............................................        868
        Class R Shares............................................         11
      Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
        Class A Shares............................................        141
        Class C Shares............................................         87
        Class R Shares............................................          9
      Nuveen Flagship Michigan Municipal Bond Fund
        Class A Shares............................................      3,755
        Class B Shares............................................         26
        Class C Shares............................................        546
        Class R Shares............................................      1,565
      Nuveen Flagship Missouri Municipal Bond Fund
        Class A Shares............................................      6,198
        Class B Shares............................................         18
        Class C Shares............................................        173
        Class R Shares............................................          9
      Nuveen Flagship Ohio Municipal Bond Fund
        Class A Shares............................................      8,840
        Class B Shares............................................         61
        Class C Shares............................................        707
        Class R Shares............................................      6,106
      Nuveen Flagship Wisconsin Municipal Bond Fund
        Class A Shares............................................        714
        Class B Shares............................................         16
        Class C Shares............................................         12
        Class R Shares............................................          8

ITEM 27: INDEMNIFICATION
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Flagship Admiral Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger and Anthony T. Dean, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and Director and formerly Executive Vice President and Director of the John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp. Anthony T. Dean is President and Director of Nuveen Advisory Corp., the investment adviser. Mr. Dean has, during the last two years, been President (since July 1996) and Director and formerly Executive Vice President and Director of The John Nuveen Company, John Nuveen & Co. Incorporated and Nuveen Institutional Advisory Corp.

ITEM 29: PRINCIPAL UNDERWRITERS

(a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies:Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., and Nuveen Investment Trust. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment

Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

NAME AND PRINCIPAL         POSITIONS AND OFFICES           POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH UNDERWRITER                WITH REGISTRANT
--------------------------------------------------------------------------------
Timothy R. Schwertfeger    Chairman of the Board,          Chairman of the Board
333 West Wacker Drive      Chief Executive Officer         and Trustee
Chicago, IL 60606
Anthony T. Dean            President                       President and Trustee
333 West Wacker Drive
Chicago, IL 60606
Bruce P. Bedford           Executive Vice President        None
333 West Wacker Drive
Chicago, IL 60606
John P. Amboian            Executive Vice President        None
333 West Wacker Drive      and Chief Financial Officer
Chicago, IL 60606
William Adams IV           Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Richard P. Davis           Vice President                  None
One South Main Street
Dayton, OH 45402
Clifton L. Fenton          Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Kathleen M. Flanagan       Vice President                  Vice President
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy             Vice President                  None
333 West Wacker Drive
Chicago, IL 60606

                                                               POSITIONS AND
NAME AND PRINCIPAL           POSITIONS AND OFFICES             OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER                  WITH REGISTRANT
----------------------------------------------------------------------------------
Robert D. Freeland           Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Michael G. Gaffney           Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis            Vice President                    Vice President
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer       Vice President                    None
19900 MacArthur Blvd.
Irvine, CA 92612
Larry W. Martin              Vice President and                Vice President and
333 West Wacker Drive        Assistant Secretary               Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz              Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
O. Walter Renfftlen          Vice President                    Vice President and
333 West Wacker Drive        and Controller                    Controller
Chicago, IL 60606
Stuart W. Rogers             Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.        Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
H. William Stabenow          Vice President                    Vice President and
333 West Wacker Drive        and Treasurer                     Treasurer
Chicago, IL 60606
Paul C. Williams             Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Gifford R. Zimmerman         Vice President                    Vice President and
333 West Wacker Drive        and Assistant Secretary           Assistant Secretary
Chicago, IL 60606

(c) Not applicable.

ITEM 30: LOCATION OF ACCOUNTS AND RECORDS
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp., Shareholder Services, Inc. or Boston Financial.

Boston Financial Data Services, 225 Franklin Street, Boston, Massachusetts 02106 maintain all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Funds.

ITEM 31: MANAGEMENT SERVICES
Not applicable.

ITEM 32: UNDERTAKINGS
(a) Not applicable.

(b) Not applicable.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Sharehold-ers upon request and without charge.

(d) The Registrant agrees to call a meeting of shareholders for the purpose of voting upon the question of the removal of any trustee or trustees when re-quested to do so in writing by the record holders of at least 10% of the Reg-istrant's outstanding shares and to assist the shareholders in communications with other shareholders as required by section 16(c) of the Act.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT THIS REGISTRATION STATEMENT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS UNDER PARAGRAPH (B) OF RULE 485 UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 22ND DAY OF SEPTEMBER, 1997.

                                     NUVEEN FLAGSHIP MULTISTATE TRUST IV

                                          /s/ Gifford R. Zimmerman
                                     -----------------------------------------
                                          Gifford R. Zimmerman, Vice President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

            SIGNATURE                     TITLE                       DATE
            ---------                     -----                       ----
   /s/ O. Walter Renfftlen
 -------------------------------
       O. Walter Renfftlen       Vice President and            September 22, 1997
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board
                                  and Trustee (Principal
                                  Executive Officer)
         Anthony T. Dean         President and Trustee
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee
      Anne E. Impellizzeri       Trustee
         Peter R. Sawers         Trustee                   /s/ Gifford R.
      William J. Schneider       Trustee                    Zimmerman
       Judith M. Stockdale       Trustee

                                                By____________________________
                                                        Gifford R. Zimmerman

                                                          Attorney-in-Fact

AN ORIGINAL POWER OF ATTORNEY AUTHORIZING, AMONG OTHERS, GIFFORD R. ZIMMERMAN AND LARRY W. MARTIN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR EACH OF THE OFFICERS AND TRUSTEES OF REGISTRANT ON WHOSE BEHALF THIS REGISTRATION STATEMENT IS FILED, HAS BEEN EXECUTED AND IS FILED AS AN EXHIBIT.

                                                      September 22, 1997

                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
  EXHIBIT                                                            NUMBERED
  NUMBER                          EXHIBIT                              PAGE
  -------                         -------                          ------------
     5.    Investment Management Agreement between Registrant
           and Nuveen Advisory Corp.
  5(a).    Renewal of Investment Management Agreement dated May
           20, 1997.
     6.    Distribution Agreement between Registrant and John
           Nuveen & Co. Incorporated.
  6(a).    Renewal of Distribution Agreement dated July 31,
           1997.
     8.    Custodian Agreement between Registrant and Chase Man-
           hattan Bank.
     9.    Transfer Agency and Service Agreement between Regis-
           trant and State Street Bank and Trust Company.
    10.    Opinion of Fried, Frank, Harris, Shriver & Jacobson.
    11.    Consent of Deloitte & Touche LLP, Independent Audi-
           tors.
    16.    Schedule of Computation of Performance Figures.
    17.    Financial Data Schedule.
 99(a).    Original Powers of Attorney for the Trustees autho-
           rizing, among others, Gifford R. Zimmerman and Larry
           W. Martin to execute the Registration Statement.
 99(b).    Certified copy of Resolution of Board of Trustees au-
           thorizing the signing of the names of trustees and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.
 99(c).    Code of Ethics and Reporting Requirements.